As filed with the Securities and Exchange Commission on April 30, 2026
Registration Nos. 2-75503, 811-03364
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 183 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 183 (X)
EMPOWER FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Registrant’s Telephone Number, including Area Code: (866) 831-7129
Jonathan Kreider
President & Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copies of Communications to:
Ryan Logsdon
Chief Legal Officer & Secretary
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
It is proposed that this filing will become effective (check appropriate box)
X	immediately upon filing pursuant to paragraph (b) of Rule 485 on , pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Bond Index Fund
Institutional Class Ticker: MXCOX
Investor Class Ticker: MXBIX

(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the debt securities that comprise the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.01%	0.37%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.01%	0.02%
Total Annual Fund Operating Expenses	0.13%	0.49%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$13	$42	$73	$166
Investor Class	$50	$157	$274	$616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques involve investing in a limited number of securities from the Benchmark Index that, when taken together, are expected to perform similarly to the Benchmark Index as a whole. These techniques take into account a variety of factors such as sector, yield, duration, credit quality, and spread.
The Benchmark Index includes over 12,000 securities and covers the U.S. investment grade bond market, including corporate bonds, government securities, mortgage-backed securities (which may be purchased or sold on a delayed delivery or forward commitment basis through the to-be-announced (“TBA”) market), and includes securities with short-, medium-, and long-term maturities.
The Fund may invest in exchange-traded funds (“ETFs”) and derivatives, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps.
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Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Advisers, Inc. (“Franklin Advisers”) and Franklin Advisory Services, LLC (“FAS LLC”) (collectively, “Franklin” or the “Sub-Advisers”).
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund.
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U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund will own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
When-Issued, Delayed Delivery and Forward Commitments Risk - The price or yield obtained in a when-issued, delayed delivery or forward commitment transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued, delayed delivery or forward commitment transaction has potentially more counterparty risk than a regularly settled trade.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
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Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of the Benchmark Index, which is a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to February 26, 2024, reflects the performance of the Fund’s adviser, ECM, which no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2023	6.65%
Worst Quarter	March 31, 2022	-5.98%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	6.94%	-0.65%	1.79%
Investor Class	6.62%	-1.00%	1.43%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Investment Adviser
ECM
Sub-Advisers
Franklin Advisers and FAS LLC
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Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Franklin Advisers
Patrick Klein, Ph.D.	Senior Vice President, Portfolio Manager	2024
Albert Chan, CFA	Head of Portfolio Construction & Analytics	2024
FAS LLC
Dina Ting, CFA	Senior Vice President, Head of Index Portfolio Management	2024
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the debt securities that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques involve investing in a limited number of securities from the Benchmark Index that, when taken together, are expected to perform similarly to the Benchmark Index as a whole. These techniques take into account a variety of factors such as sector, yield, duration, credit quality, and spread.
The Benchmark Index includes over 12,000 securities and covers the U.S. investment grade bond market, including corporate bonds, government securities, mortgage-backed securities (which may be purchased or sold on a delayed delivery or forward commitment basis through the TBA market), and includes securities with short-, medium-, and long-term maturities.
The Fund may invest in ETFs and derivatives, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps.
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The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
•Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc., BBB- or higher by Standard & Poor’s Global Ratings, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s
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portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Benchmark Index as closely as possible, it will tend to underperform the Benchmark
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Index to some degree over time. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund will own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.
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•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
When-Issued, Delayed Delivery and Forward Commitments Risk - The price or yield obtained in a when-issued, delayed delivery or forward commitment transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued, delayed delivery or forward commitment transaction has potentially more counterparty risk than a regularly settled trade because of the potentially extended settlement period, which increases the risk that the other party to the transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a
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portion of the U.S. market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.13% of the Fund’s average daily net assets on assets up to $3 billion and 0.09% of the average daily net assets on assets over $3 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.12% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.15% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
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Franklin Advisers, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, has been registered as an investment adviser pursuant to the Advisers Act since 1986.

•Patrick Klein, Ph.D., Senior Vice President, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2005.

•Albert Chan, CFA, Head of Portfolio Construction & Analytics, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2024 following the acquisition of Putnam Investment Management, LLC (“Putnam”) by Franklin Resources, Inc. He joined Putnam in 2002.
FAS LLC, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, CA 94403, has been registered as an investment adviser pursuant to the Advisers Act since 1996.

•Dina Ting, CFA, Senior Vice President, Head of Index Portfolio Management, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2015.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s
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assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
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Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of
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votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net
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amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$12.55	0.47	0.36	0.83	—	(0.36)	—	(0.36)	$13.02	6.62%
12/31/2024	$12.75	0.44	(0.34)	0.10	—	(0.30)	—	(0.30)	$12.55	0.82%
12/31/2023	$12.39	0.37	0.24	0.61	(0.01)	(0.24)	—	(0.25)	$12.75	5.02%
12/31/2022	$14.54	0.23	(2.22)	(1.99)	—	(0.15)	(0.01)	(0.16)	$12.39	(13.68%)
12/31/2021	$15.12	0.16	(0.52)	(0.36)	—	(0.12)	(0.10)	(0.22)	$14.54	(2.39%)
Institutional Class
12/31/2025	$8.12	0.33	0.23	0.56	—	(0.40)	—	(0.40)	$8.28	6.94%
12/31/2024	$8.37	0.31	(0.21)	0.10	—	(0.35)	—	(0.35)	$8.12	1.22%
12/31/2023	$8.25	0.28	0.15	0.43	(0.01)	(0.30)	—	(0.31)	$8.37	5.38%
12/31/2022	$9.77	0.18	(1.49)	(1.31)	—	(0.20)	(0.01)	(0.21)	$8.25	(13.44%)
12/31/2021	$10.22	0.14	(0.34)	(0.20)	—	(0.15)	(0.10)	(0.25)	$9.77	(1.98%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$3,829,202	0.49%	0.49%	3.58%	21%
12/31/2024	$3,115,595	0.49%	0.49%	3.43%	27%
12/31/2023	$2,770,265	0.50%	0.50%	3.01%	27%
12/31/2022	$1,862,529	0.51%	0.50%	1.78%	25%
12/31/2021	$1,349,431	0.50%	0.50%	1.05%	39%
Institutional Class
12/31/2025	$957,465	0.13%	0.13%	3.93%	21%
12/31/2024	$881,537	0.14%	0.14%	3.73%	27%
12/31/2023	$833,898	0.14%	0.14%	3.33%	27%
12/31/2022	$795,453	0.15%	0.15%	2.07%	25%
12/31/2021	$954,505	0.14%	0.14%	1.43%	39%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Core Bond Fund
Institutional Class Ticker: MXIUX
Investor Class Ticker: MXFDX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.07%	0.55%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.07%	0.20%
Total Annual Fund Operating Expenses	0.39%	0.87%
Fee Waiver and Expense Reimbursement[1]	0.04%	0.17%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$121	$215	$489
Investor Class	$72	$261	$466	$1,057
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 197% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in a diversified portfolio of investment grade securities, including mortgage-backed securities, U.S. government securities, corporate fixed income securities, Rule 144A fixed income securities, to-be-announced (“TBA”) securities, when-issued securities, and asset-backed securities (including collateralized loan obligations (“CLOs”)).
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A portion of the Fund may invest in foreign investment grade fixed income securities, which may be denominated in either foreign currency or in U.S. dollars. The Fund may also invest in domestic or foreign below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
The Fund may invest in derivatives, including but not limited to interest rate, inflation and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation and total return swaps. The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment.
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•GSAM seeks to provide total return consisting of capital appreciation and income. GSAM’s investment process seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies.

•Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg U.S. Aggregate Bond Index with equivalent or lower levels of risk.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to GSAM and a 50% allocation of the Fund’s assets to Wellington. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
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Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Derivatives Risk - The use of derivatives, including but not limited to interest rate, inflation and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation and total return swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
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When-Issued Securities Risk - The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued transaction has potentially more counterparty risk than a regularly settled trade.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Over-the-Counter Risk - Over-the-Counter (“OTC”) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.
Short Position Risk - The Fund may enter into a short position through a futures contract, an option, a swap agreement, or short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.
Collateralized Loan Obligations Risk - In addition to the normal risks associated with loan- and credit-related securities, such as interest rate risk, default risk, credit risk and liquidity risk, investments in CLOs carry additional risks, including the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (5) the CLO’s manager may perform poorly.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the
4

Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to July 9, 2021, includes the performance of a sub-adviser that no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2023	6.95%
Worst Quarter	March 31, 2022	-6.39%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	7.18%	-0.32%	2.42%
Investor Class	6.75%	-0.68%	2.05%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Investment Adviser
ECM
Sub-Advisers
GSAM and Wellington
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Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
GSAM
Paul Seary, CFA	Vice President, Portfolio Manager	2021
Simon Dangoor, CFA	Managing Director, Head of Macro Rates Investing	2024
Lindsay Rosner, CFA	Managing Director, Head of Multi-Sector Investing	2024
Wellington
Joseph Marvan, CFA*	Senior Managing Director & Fixed Income Portfolio Manager	2017
Campe Goodman, CFA	Senior Managing Director & Fixed Income Portfolio Manager	2017
Robert Burn, CFA	Senior Managing Director & Fixed Income Portfolio Manager	2017
Jeremy Forster	Senior Managing Director & Fixed Income Portfolio Manager	2024
Connor Fitzgerald, CFA	Senior Managing Director & Fixed Income Portfolio Manager	2025
* Effective June 30, 2026, Mr. Marvan will retire and no longer be a portfolio manager of the Fund.
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in a diversified portfolio of investment grade securities, including mortgage-backed securities, U.S. government securities, corporate fixed income securities, Rule 144A fixed income securities, TBA securities, when-issued securities, and asset-backed securities (including CLOs).
A portion of the Fund may invest in foreign investment grade fixed income securities, which may be denominated in either foreign currency or in U.S. dollars. The Fund may also invest in domestic or foreign below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
The Fund may invest in derivatives, including but not limited to interest rate, inflation and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation and total return swaps. The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment.
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM and Wellington. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•GSAM seeks to provide total return consisting of capital appreciation and income. GSAM’s investment process seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) a fundamental investment process; (3) generating investment views and strategies; (4) constructing the portfolio; and (5) implementing dynamic adjustments based on market conditions. GSAM may sell a security if target price levels have been achieved, the investment rationale is compromised by new developments or a security is downgraded below guideline minimums.

•Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg U.S. Aggregate Bond Index with equivalent or lower levels of risk. Wellington has an investment philosophy based on three key tenets: diversification, specialization and risk control. To select securities, Wellington employs a disciplined investment process that combines a top-down strategy with bottom-up fundamental research supported at each step with rigorous risk controls. Wellington may choose to sell a position for several reasons, including: (1) the price appreciation target has been realized; (2) a modified portfolio strategy or a broader portfolio rebalancing to meet new targets; or (3) a credit-specific concern, reflected in the downgrading of an issuer’s internal rating.
Although not considered a principal investment strategy, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to GSAM and a 50% allocation of the Fund’s assets to Wellington. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

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•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Global Ratings (“S&P”), have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated.
•CLOs are asset-backed securities whose underlying collateral are pools of loans, which may include domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•Investment grade securities are those rated Baa3 or higher by Moody’s, BBB- or higher by S&P, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
•TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.
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•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
•When-issued transactions are securities that have been purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
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Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Derivatives Risk - The use of derivatives, including but not limited to interest rate, inflation and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation and total return swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out
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a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any
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gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
When-Issued Securities Risk - The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued transaction has potentially more counterparty risk than a regularly settled trade because of the potentially extended settlement period, which increases the risk that the other party to the transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Over-the-Counter Risk - OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. OTC-listed companies may have limited product lines, markets or financial resources. The Fund may experience difficulty in purchasing or selling these securities at a fair price.
Short Position Risk - The Fund may enter into a short position through a futures contract, an option, a swap agreement, or short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. Short positions may be
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considered speculative transactions and involve special risks, including greater reliance on a Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument.
Collateralized Loan Obligations Risk - In addition to the normal risks associated with loan- and credit-related securities, such as interest rate risk, default risk, credit risk and liquidity risk, investments in CLOs carry additional risks, including the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (5) the CLO’s manager may perform poorly. CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs principally consist of senior tranches and, to a lesser extent, mezzanine tranches.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders). These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31,
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2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.32% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.35% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, has been registered as an investment adviser pursuant to the Advisers Act since 1990.

•Paul Seary, CFA, Vice President, Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined GSAM in 2009.

•Simon Dangoor, CFA, Managing Director, Head of Macro Rates Investing, has served as portfolio manager of the Fund since 2024 and joined GSAM in 2004.

•Lindsay Rosner, CFA, Managing Director, Head of Multi-Sector Investing, has served as portfolio manager of the Fund since 2024 and joined GSAM in 2023. Prior to joining GSAM, Ms. Rosner worked at PGIM from 2012-2023 as a portfolio manager on the fixed income multi-sector team.
Wellington, a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210, has been registered as an investment adviser pursuant to the Advisers Act since 1979.

•Joseph Marvan, CFA, Senior Managing Director & Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2017 and joined Wellington in 2003. Effective June 30, 2026, Mr. Marvan will retire and no longer be a portfolio manager of the Fund.

•Campe Goodman, CFA, Senior Managing Director & Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2017 and joined Wellington in 2000.

•Robert Burn, CFA, Senior Managing Director & Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2017 and joined Wellington in 2007.

•Jeremy Forster, Senior Managing Director & Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined Wellington in 2011.

•Connor Fitzgerald, CFA, Senior Managing Director & Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2025 and joined Wellington in 2015.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
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The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when
15

foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
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Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of
17

votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$9.54	0.36	0.28	0.64	-	(0.28)	-	(0.28)	$9.90	6.75%
12/31/2024	$9.71	0.36	(0.22)	0.14	-	(0.31)	-	(0.31)	$9.54	1.53%
12/31/2023	$9.34	0.31	0.27	0.58	-	(0.21)	-	(0.21)	$9.71	6.20%
12/31/2022	$11.08	0.18	(1.81)	(1.63)	-	(0.11)	-	(0.11)	$9.34	(14.70%)
12/31/2021	$11.55	0.12	(0.30)	(0.18)	(0.01)	(0.08)	(0.20)	(0.29)	$11.08	(1.55%)
Institutional Class
12/31/2025	$8.23	0.34	0.25	0.59	-	(0.31)	-	(0.31)	$8.51	7.18%
12/31/2024	$8.41	0.34	(0.19)	0.15	-	(0.33)	-	(0.33)	$8.23	1.80%
12/31/2023	$8.38	0.31	0.24	0.55	-	(0.52)	-	(0.52)	$8.41	6.62%
12/31/2022	$10.01	0.20	(1.64)	(1.44)	-	(0.19)	-	(0.19)	$8.38	(14.37%)
12/31/2021	$10.51	0.15	(0.28)	(0.13)	(0.01)	(0.16)	(0.20)	(0.37)	$10.01	(1.21%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$19,156	0.87%	0.70%	3.66%	197%
12/31/2024	$28,602	0.89%	0.70%	3.67%	278%
12/31/2023	$24,640	0.88%	0.70%	3.25%	440%
12/31/2022	$45,622	0.81%	0.70%	1.79%	490%
12/31/2021	$95,010	0.75%	0.70%	1.07%	407%
Institutional Class
12/31/2025	$720,842	0.39%	0.35%	3.99%	197%
12/31/2024	$514,541	0.41%	0.35%	4.00%	278%
12/31/2023	$468,070	0.41%	0.35%	3.65%	440%
12/31/2022	$394,322	0.40%	0.35%	2.20%	490%
12/31/2021	$474,577	0.37%	0.35%	1.42%	407%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 48%, 58%, 47%, 50% and 72% for the years ended December 31 2025, 2024, 2023,
2022, and 2021, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
21

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Emerging Markets Equity Fund
Institutional Class Ticker: MXENX
Investor Class Ticker: MXEOX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.91%	0.91%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.09%	0.45%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.09%	0.10%
Total Annual Fund Operating Expenses	1.00%	1.36%
Fee Waiver and Expense Reimbursement[1]	0.09%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.91%	1.26%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.91% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$93	$309	$544	$1,216
Investor Class	$128	$421	$735	$1,626
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by emerging market companies. The Fund considers emerging market companies to be those companies that are economically tied to emerging market countries. The Fund may consider classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or the MSCI Emerging Markets Index in determining whether a country is emerging or developed.
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The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. securities across any market capitalization and style, and the Fund may also focus its investments in certain sectors, such as the technology sector.
The Fund invests primarily in common stock but may also invest in depositary receipts. The Fund may invest in derivatives, including but not limited to spot and forward foreign exchange transactions.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Goldman Sachs Asset Management, L.P. (“GSAM”) and Lazard Asset Management LLC (“Lazard”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•GSAM selects investments using a valuation discipline to purchase what it believes are well-positioned, cash-generating businesses.

•Lazard invests in a broadly diversified portfolio of emerging market equity securities using a quantitative stock selection process.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 40% allocation of the Fund’s assets to GSAM and a 60% allocation of the Fund’s assets to Lazard. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in
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share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Greater China Risk - Investing in securities economically tied to the Greater China region, which consists of mainland China, Hong Kong and Taiwan, may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with adverse securities markets, negative foreign currency rate fluctuations and social, political, diplomatic, regulatory, economic or environmental instabilities and natural disasters as well as military actions or conflicts, including risks associated with a potential invasion of Taiwan by China. The economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low-cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from mainland China may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. Investments in China are also subject to increased risks associated with unreliable audits and other financial information regarding Chinese companies and increased risk of market manipulation and fraud.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Quantitative Model Risk - Securities selected by Lazard using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
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Derivatives Risk - The use of derivatives, including but not limited to spot and forward foreign exchange transactions, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to June 1, 2023, includes the performance of a sub-adviser that no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	19.06%
Worst Quarter	March 31, 2020	-23.11%
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Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	33.33%	3.88%	4.29%	1/4/2018
Investor Class	32.78%	3.49%	3.91%	1/4/2018
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	4.65%
Investment Adviser
ECM
Sub-Advisers
GSAM and Lazard
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
GSAM
Basak Yavuz	Managing Director, Portfolio Manager Emerging Markets Equity	2023
Lazard
Paul Moghtader, CFA	Managing Director, Portfolio Manager/Analyst	2018
Ciprian Marin	Managing Director, Portfolio Manager/Analyst	2018
Peter Kashanek	Director, Portfolio Manager/Analyst	2024
Alex Lai, CFA	Managing Director, Portfolio Manager/Analyst	2024
Kurt Livermore, CFA	Managing Director, Portfolio Manager/Analyst	2024
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
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Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by emerging market companies. The Fund considers emerging market companies to be those companies that are economically tied to emerging market countries. In determining whether a company is economically tied to an emerging market country, the Fund will consider whether (1) the company is organized under the laws of or domiciled in an emerging market country or maintains its principal place of business in an emerging market country; (2) the securities of such company are traded principally in emerging market countries; (3) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging market countries; (4) the company maintains at least 50% of its assets in emerging market countries; or (5) the company is otherwise determined to be economically tied to an emerging market country by the Sub-Advisers in their discretion. For example, the Sub-Advisers may use the classifications assigned by third parties, including a company’s “country of risk” as determined by Bloomberg or the classifications assigned to a company by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including a company’s country of domicile, the primary stock exchange on which a company’s securities trade, the location from which the majority of a company’s revenue is derived, and a company’s reporting currency. Although the Sub-Advisers may rely on these classifications, they are not required to do so.

The Fund may consider classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or the MSCI Emerging Markets Index in determining whether a country is emerging or developed. Emerging market countries are generally located in Africa, Asia, the Middle East, Central and Eastern Europe, and Central and South America.
The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. securities across any market capitalization and style, and the Fund may also focus its investments in certain sectors, such as the technology sector.
The Fund invests primarily in common stock but may also invest in depositary receipts. The Fund may invest in derivatives, including but not limited to spot and forward foreign exchange transactions.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM and Lazard. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•GSAM selects investments using a valuation discipline to purchase what it believes are well-positioned, cash-generating businesses. Allocation of investments is determined by GSAM’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. GSAM may sell a security when either its investment thesis changes, the valuation is such that GSAM is unable to get additional value out of the business or there are better investment opportunities available elsewhere.

•Lazard invests in a broadly diversified portfolio of emerging market equity securities using a quantitative stock selection process, ensuring diversification by industry, sector, region and country approximately in proportion to the benchmark index. Lazard uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. The active, quantitative approach utilized by Lazard involves initial screening, risk assessment and evaluation of each company relative to its global peers. A security may be sold when its expected return net of transaction costs is sufficiently greater than an existing holding to warrant the trade.
Although not considered a principal investment strategy, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
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ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 40% allocation of the Fund’s assets to GSAM and a 60% allocation of the Fund’s assets to Lazard. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. American depositary receipts are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
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Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency
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exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Greater China Risk - Investing in securities economically tied to the Greater China region, which consists of mainland China, Hong Kong and Taiwan, may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with adverse securities markets, negative foreign currency rate fluctuations and social, political, diplomatic, regulatory, economic or environmental instabilities and natural disasters as well as military actions or conflicts. In particular, China has threatened to invade and control Taiwan, which presents significant risks to investments in securities economically tied to the Greater China region. The economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low-cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from mainland China may also have an adverse impact on Chinese issuers. Relations between the U.S., other trading partners and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could negatively impact China’s export industry, Chinese issuers, the liquidity or price of the Fund’s direct or indirect investments in China and, therefore, the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. Investments in Greater China are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information because companies in the Greater China region are subject to inferior disclosure, accounting, auditing and financial reporting standards and practices as compared to U.S. companies. In particular, investments in Chinese companies are subject to risks associated with unreliable audits and other financial information and increased risk of market manipulation and fraud. In addition, Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. The government of The People’s Republic of China (“PRC”) exercises significant regulatory control over the economy in mainland China and may at any time alter or discontinue economic reforms. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Taiwan and Hong Kong.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the technology sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and
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medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Quantitative Model Risk - Securities selected by Lazard using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Quantitative investment models may underperform in certain market environments, including stressed or volatile market conditions. The factors used in quantitative analysis and the weight placed on those factors may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative investment model. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. Models may also use artificial intelligence techniques, such as natural language processing and machine learning, which could be less transparent or interpretable and could produce unexpected results, which can result in losses. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the quantitative model and Lazard’s ability to properly analyze or timely adjust the metrics or update the data underlying the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
Derivatives Risk - The use of derivatives, including but not limited to spot and forward foreign exchange transactions, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the
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Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.93% of the Fund’s average daily net assets up to $1 billion dollars, 0.88% of the average daily net assets over $1 billion and 0.83% of the average daily net assets over $2 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.91% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary
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expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.91% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, has been registered as an investment adviser pursuant to the Advisers Act since 1990.

•Basak Yavuz, Managing Director, Portfolio Manager Emerging Markets Equity, has served as portfolio manager of the Fund since 2023 and joined GSAM in 2011.
Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, has been registered as an investment adviser pursuant to the Advisers Act since 2002.

•Paul Moghtader, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2018 and joined Lazard in 2007.

•Ciprian Marin, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2018 and joined Lazard in 2008.

•Peter Kashanek, Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2024 and joined Lazard in 2007.

•Alex Lai, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2024 and joined Lazard in 2008.

•Kurt Livermore, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2024 and joined Lazard in 2023. Prior to joining Lazard, Mr. Livermore was a senior quantitative equity portfolio manager with Acadian Asset Management from 2015-2023.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all
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information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
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Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once
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because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income
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and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or
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investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$9.06	0.10	2.87	2.97	(0.12)	—	(0.12)	$11.91	32.78%
12/31/2024	$8.36	0.09	0.73	0.82	(0.12)	—	(0.12)	$9.06	9.85%
12/31/2023	$7.78	0.08	0.67	0.75	(0.17)	—	(0.17)	$8.36	9.67%
12/31/2022	$10.18	0.17	(2.44)	(2.27)	(0.11)	(0.02)	(0.13)	$7.78	(22.34%)
12/31/2021	$11.02	0.09	(0.58)	(0.49)	(0.14)	(0.21)	(0.35)	$10.18	(4.43%)
Institutional Class
12/31/2025	$9.22	0.13	2.93	3.06	(0.15)	—	(0.15)	$12.13	33.33%
12/31/2024	$8.51	0.11	0.76	0.87	(0.16)	—	(0.16)	$9.22	10.23%
12/31/2023	$7.86	0.13	0.66	0.79	(0.14)	—	(0.14)	$8.51	10.12%
12/31/2022	$10.26	0.21	(2.47)	(2.26)	(0.12)	(0.02)	(0.14)	$7.86	(22.09%)
12/31/2021	$11.03	0.15	(0.60)	(0.45)	(0.11)	(0.21)	(0.32)	$10.26	(4.08%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$1,192,178	1.36%	1.26%	0.94%	65%
12/31/2024	$867,933	1.36%	1.26%	0.93%	47%
12/31/2023	$441,800	1.40%	1.25%	0.97%	93%
12/31/2022	$326,138	1.41%	1.23%	2.04%	53%
12/31/2021	$252,800	1.41%	1.23%	0.83%	84%
Institutional Class
12/31/2025	$559,375	1.00%	0.91%	1.28%	65%
12/31/2024	$459,556	1.00%	0.91%	1.23%	47%
12/31/2023	$425,905	1.04%	0.90%	1.55%	93%
12/31/2022	$332,721	1.05%	0.88%	2.40%	53%
12/31/2021	$415,478	1.02%	0.88%	1.35%	84%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Global Bond Fund
Institutional Class Ticker: MXZMX
Investor Class Ticker: MXGBX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks current income with capital appreciation and growth of income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.11%	0.63%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.11%	0.28%
Total Annual Fund Operating Expenses	0.68%	1.20%
Fee Waiver and Expense Reimbursement[2]	0.04%	0.21%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.64%	0.99%
1
The fees and expenses of the Fund have been restated to reflect expense limit changes that went into effect on April 30, 2026.
2
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.64% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$65	$214	$375	$843
Investor Class	$101	$360	$639	$1,436
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 153% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds issued by companies, governments and government agencies located around the world. Bonds include fixed income securities of any maturity, such as mortgage-backed securities, U.S. government securities, asset-backed securities, Rule 144A fixed income securities, floating rate loans (limited to up to 20% of the Fund’s net assets) and other floating rate
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securities, Eurodollar and yankee dollar instruments, to-be-announced (“TBA”) securities, notes (including structured notes), bills, and debentures.
Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities. The Fund’s investments may be denominated in both the U.S. dollar and currencies of other developing and emerging market countries and the Fund may invest without limit in developing and emerging markets.
The Fund focuses on investment grade securities but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund may invest in exchange-traded funds (“ETFs”) and other pooled investment vehicles.
The Fund may also invest in derivatives, including but not limited to futures contracts and options on futures contracts; forward foreign currency contracts; purchased and written options; purchased and written swaptions; and credit default, total return and interest rate swaps.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and, overall, invests in a limited number of issuers relative to a diversified fund.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Insight North America LLC (“Insight”) and RBC Global Asset Management (UK) Limited (“RBC GAM UK”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•Insight focuses on identifying undervalued government bond markets, currencies, sectors and securities and looks for fixed income securities with the most potential for added value.

•RBC GAM UK’s investment process combines a top-down focus on structural trends in policy and politics and impacts on global fixed income markets with a bottom-up relative value strategy for security and sector selection.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Insight and a 50% allocation of the Fund’s assets to RBC GAM UK. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors
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and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts and options on futures contracts; forward foreign currency contracts; purchased and written options; purchased and written swaptions; and credit default, total return and interest rate swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden
3

changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Over-the-Counter Risk - Over-the-Counter (“OTC”) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Floating Rate Loan Risk - Unlike publicly traded common stocks that trade on national exchanges, there is no central market or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities (commonly known as “high yield securities” or “junk bonds”), are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
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Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders).
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Pooled Investment Vehicle Risk - The Fund faces the risk that a pooled investment vehicle in which it invests will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled investment vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses. In addition, the Fund may incur brokerage costs when purchasing and selling shares of pooled investment vehicles. There may be no active market for shares of certain pooled investment vehicles and such shares may be highly illiquid.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to July 9, 2021, includes the performance of a sub-adviser that no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2023	8.46%
Worst Quarter	June 30, 2022	-9.14%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	7.89%	-1.85%	0.63%
Investor Class	7.54%	-2.20%	0.27%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	8.17%	-2.15%	1.26%
Investment Adviser
ECM
Sub-Advisers
Insight and RBC GAM UK
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Insight
Brendan Murphy, CFA	Head of Global Fixed Income, North America	2018
Nathaniel Hyde, CFA	Portfolio Manager	2022
RBC GAM UK
Mark Dowding	Managing Director, Chief Investment Officer & Senior Portfolio Manager	2021
Kaspar Hense, CFA	Managing Director, Senior Portfolio Manager	2021
James Bailey	Portfolio Manager	2026
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
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The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks current income with capital appreciation and growth of income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds issued by companies, governments and government agencies located around the world. Bonds include fixed income securities of any maturity, such as mortgage-backed securities, U.S. government securities, asset-backed securities, Rule 144A fixed income securities, floating rate loans (limited to up to 20% of the Fund’s net assets) and other floating rate securities, Eurodollar and yankee dollar instruments, TBA securities, notes (including structured notes), bills, and debentures.
Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities. The Fund’s investments may be denominated in both the U.S. dollar and currencies of other developing and emerging market countries and the Fund may invest without limit in developing and emerging markets.
The Fund focuses on investment grade securities but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund may invest in ETFs and other pooled investment vehicles.
The Fund may also invest in derivatives, including but not limited to futures contracts and options on futures contracts; forward foreign currency contracts; purchased and written options; purchased and written swaptions; and credit default, total return and interest rate swaps.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and, overall, invests in a limited number of issuers relative to a diversified fund.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Insight and RBC GAM UK. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

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•Insight focuses on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. Insight selects securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, while focusing on individual securities that appear to be relatively undervalued and actively trading among sectors. Insight will typically sell a security if it believes the security is overvalued, another sector becomes relatively more attractive or it expects fundamentals to deteriorate.

•RBC GAM UK’s investment process combines a top-down focus on structural trends in policy and politics and impacts on global fixed income markets with a bottom-up relative value strategy for security and sector selection. RBC GAM UK adopts a forensic approach to proprietary macro and credit research to help identify both long and short opportunities across the investment universe. Portfolio trading typically occurs when a new alpha source decision is introduced or there has been a change in an existing alpha source decision. Trading can also occur as a result of newly issued securities, a perceived change in volatility, or overall portfolio risk increases or reductions.
Although not considered a principal investment strategy, RBC GAM UK may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Insight and a 50% allocation of the Fund’s assets to RBC GAM UK. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Global Ratings (“S&P”), have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated.
•A bill is a short-term debt instrument, usually with a maturity of two years or less.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

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•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•ETFs are a type of investment company the shares of which are bought and sold on a securities exchange. ETFs are generally designed to replicate, as closely as possible before expenses, the performance of a particular market index. However, some ETFs are actively managed and, instead of replicating an index, they seek to outperform an index, a basket of securities, or the price of a commodity or currency.
•Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the U.S., primarily in Europe.
•Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically.
•Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments, or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
•Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•Investment grade securities are those rated Baa3 or higher by Moody’s, BBB- or higher by S&P, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
•Structured notes are derivative debt instruments with principal or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators.
•TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.
•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
•Yankee dollar instruments are U.S. dollar-denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions.
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Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend its securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
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U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts and options on futures contracts; forward foreign currency contracts; purchased and written options; purchased and written swaptions; and credit default, total return and interest rate swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

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•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be
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unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Over-the-Counter Risk - OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. OTC-listed companies may have limited product lines, markets or financial resources. The Fund may experience difficulty in purchasing or selling these securities at a fair price.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the
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performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Floating Rate Loan Risk - Unlike publicly traded common stocks that trade on national exchanges, there is no central market or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities (commonly known as “high yield securities” or “junk bonds”), are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the Fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund’s performance could be closely tied to those issuers and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders). These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
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Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Pooled Investment Vehicle Risk - The Fund faces the risk that a pooled investment vehicle in which it invests will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled investment vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of any advisory and administrative fees with respect to assets so invested. Therefore, shareholders may be subject to duplicative expenses to the extent that the Fund invests in pooled investment vehicles. In addition, the Fund may incur brokerage costs when purchasing and selling shares of pooled investment vehicles. Further, certain pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “bid” price quoted by a seller and the “ask” price offered by a buyer. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. There may be no active market for shares of certain pooled investment vehicles and such shares may be highly illiquid.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.57% of the Fund’s average daily net assets up to $1 billion dollars, 0.52% of the average daily net assets over $1 billion and 0.47% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.64% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and
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reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Insight, a New York limited liability company with its principal business address at 200 Park Avenue, New York, New York, 10166, has been registered as an investment adviser pursuant to the Advisers Act since 2009.

•Brendan Murphy, CFA, Head of Global Fixed Income Strategies, North America, has served as portfolio manager of the Fund since 2018 and joined Insight in 2005.

•Nathaniel Hyde, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2022 and joined Insight in 2007.
RBC GAM UK, a corporation organized under the laws of England and Wales, with its principal business address at 100 Bishopsgate, London EC2N 4AA United Kingdom, has been registered as an investment adviser pursuant to the Advisers Act since 2013.

•Mark Dowding, Managing Director, Chief Investment Officer & Senior Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined RBC GAM UK in 2010.

•Kaspar Hense, CFA, Managing Director, Senior Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined RBC GAM UK in 2014.

•James Bailey, Portfolio Manager, has served as portfolio manager of the Fund since 2026 and joined RBC GAM UK in 2019.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not
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considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The
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procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are
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withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a
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recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$6.68	0.23	0.27	0.50	-	(0.21)	-	(0.21)	$6.97	7.54%
12/31/2024	$6.92	0.21	(0.27)	(0.06)	-	(0.18)	-	(0.18)	$6.68	(0.87%)
12/31/2023	$6.64	0.16	0.18	0.34	(0.03)	(0.03)	-	(0.06)	$6.92	5.13%
12/31/2022	$7.88	0.10	(1.26)	(1.16)	(0.03)	(0.02)	(0.03)	(0.08)	$6.64	(14.65%)
12/31/2021	$8.43	0.03	(0.57)	(0.54)	-	(0.01)	-	(0.01)	$7.88	(6.46%)
Institutional Class
12/31/2025	$7.48	0.29	0.31	0.60	-	(0.23)	-	(0.23)	$7.85	7.89%
12/31/2024	$7.73	0.26	(0.31)	(0.05)	-	(0.20)	-	(0.20)	$7.48	(0.49%)
12/31/2023	$7.40	0.21	0.19	0.40	(0.03)	(0.04)	-	(0.07)	$7.73	5.42%
12/31/2022	$8.75	0.14	(1.40)	(1.26)	(0.03)	(0.03)	(0.03)	(0.09)	$7.40	(14.35%)
12/31/2021	$9.33	0.07	(0.63)	(0.56)	-	(0.02)	-	(0.02)	$8.75	(6.03%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$16,090	1.20%	1.00%	3.34%	153%
12/31/2024	$15,780	1.22%	1.00%	3.04%	197%
12/31/2023	$18,858	1.17%	1.00%	2.41%	160%
12/31/2022	$20,801	1.13%	1.00%	1.48%	176%
12/31/2021	$25,775	1.09%	1.01%	0.32%	184%
Institutional Class
12/31/2025	$649,668	0.68%	0.65%	3.68%	153%
12/31/2024	$540,353	0.68%	0.65%	3.42%	197%
12/31/2023	$510,363	0.67%	0.65%	2.82%	160%
12/31/2022	$421,489	0.65%	0.65%	1.83%	176%
12/31/2021	$513,789	0.64%	0.64%	0.74%	184%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 76%, 99%, 90%, 96%, and 138% for the years ended December 31, 2025, 2024,
2023, 2022, and 2021, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
23

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower High Yield Bond Fund
Institutional Class Ticker: MXFRX
Investor Class Ticker: MXHYX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.10%	0.48%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.10%	0.13%
Total Annual Fund Operating Expenses	0.65%	1.03%
Fee Waiver and Expense Reimbursement[2]	0.07%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.58%	0.93%
1
The fees and expenses of the Fund have been restated to reflect management fee and expense limit changes that went into effect on January 1, 2026.
2
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.58% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$201	$355	$804
Investor Class	$95	$318	$559	$1,250
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody's”), BB+ or lower by Standard & Poor’s
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Global Ratings (“S&P”), have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated and no more than 35% of the Fund’s total assets may be invested in securities that have below a B3/B- rating. The Fund will invest primarily in fixed or floating rate income securities, such as corporate bonds, convertible securities, bank loans (term and revolving), zero coupon bonds and Rule 144A fixed income securities.
Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities. The Fund may invest in foreign securities and up to 20% of its total assets may be invested in securities not denominated in U.S. dollars. The Fund may invest in derivatives, including but not limited to forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Advisers, Inc. (the “Sub-Adviser” or “Franklin”). Franklin’s investment approach combines a top-down, macroeconomic overview with strong fundamental credit research, which provides sector-specific coverage across the full credit rating spectrum and capital structure.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and vary with fluctuations in the market value of the underlying securities. In addition, the security may be called for redemption at a time or price unfavorable to the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Derivatives Risk - The use of derivatives, including but not limited to forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	12.30%
Worst Quarter	March 31, 2020	-12.24%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	9.34%	3.91%	6.34%
Investor Class	8.96%	3.57%	5.98%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Investment Adviser
ECM
Sub-Adviser
Franklin
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Robert Salvin	Senior Vice President, Portfolio Manager	2009
Glenn Voyles, CFA	Senior Vice President, Director of High Yield	2024
Bryant Dieffenbacher, CFA	Vice President, Portfolio Manager, Research Analyst	2024
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions
4

until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund will invest primarily in fixed or floating rate income securities, such as corporate bonds, convertible securities, bank loans (term and revolving), zero coupon bonds and Rule 144A fixed income securities.
Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities. The Fund may invest in foreign securities and up to 20% of its total assets may be invested in securities not denominated in U.S. dollars. The Fund may invest in derivatives, including but not limited to forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps.
Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Fund. It is expected, however, that the portfolio managers will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, no more than 5% of the total assets of the Fund will be invested in the assets of any one issuer. No more than 25% of the total assets of the Fund will be invested in any one industry, as defined by the portfolio managers.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin. Franklin’s investment approach combines a top-down, macroeconomic overview with strong fundamental credit research, which provides sector-specific coverage across the full credit rating spectrum and capital structure. Security selection decisions are based on fundamental credit developments and market opportunities and implemented against the current portfolio strategy. Sector allocation decisions are a function of relative value across sectors, the regulatory landscape and technical factors. Franklin may consider credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.
Although not considered a principal investment strategy, Franklin may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.
5

•Bank loans, which may include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
•Below investment grade securities are those rated Ba1 or lower by Moody’s, BB+ or lower by S&P, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated and no more than 35% of the Fund’s total assets may be invested in securities that have below a B3/B- rating.
•Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
•Zero coupon bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
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Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and vary with fluctuations in the market value of the underlying securities. In addition, the security may be called for redemption at a time or price unfavorable to the Fund. Convertible securities are also subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to
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restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Derivatives Risk - The use of derivatives, including but not limited to forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio
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holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
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Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion dollars, 0.50% of the average daily net assets over $1 billion and 0.45% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.58% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, has been registered as an investment adviser pursuant to the Advisers Act since 1986.

•Robert Salvin, Senior Vice President, Portfolio Manager, has served as portfolio manager of the Fund since 2009 and joined Franklin in 2024 following the acquisition of Putnam Investment Management, LLC (“Putnam”) by Franklin Resources, Inc. He joined Putnam in 2000.

•Glenn Voyles, CFA, Senior Vice President, Director of High Yield, has served as portfolio manager of the Fund since 2024 and joined Franklin in 1993.

•Bryant Dieffenbacher, CFA, Vice President, Portfolio Manager, Research Analyst, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2010.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
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The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when
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foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
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Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of
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votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$7.78	0.36	0.34	0.70	(0.38)	-	(0.38)	$8.10	8.96%
12/31/2024	$7.53	0.35	0.23	0.58	(0.33)	-	(0.33)	$7.78	7.64%
12/31/2023	$7.15	0.30	0.49	0.79	(0.41)	-	(0.41)	$7.53	11.14%
12/31/2022	$8.40	0.21	(1.21)	(1.00)	(0.25)	-	(0.25)	$7.15	(11.80%)
12/31/2021	$8.36	0.16	0.14	0.30	(0.26)	-	(0.26)	$8.40	3.65%
Institutional Class
12/31/2025	$10.00	0.50	0.43	0.93	(0.39)	-	(0.39)	$10.54	9.34%
12/31/2024	$9.55	0.48	0.29	0.77	(0.32)	-	(0.32)	$10.00	8.03%
12/31/2023	$8.99	0.43	0.59	1.02	(0.46)	-	(0.46)	$9.55	11.55%
12/31/2022	$10.47	0.30	(1.52)	(1.22)	(0.26)	-	(0.26)	$8.99	(11.61%)
12/31/2021	$10.28	0.31	0.10	0.41	(0.22)	-	(0.22)	$10.47	4.03%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2025	$415,544	1.03%	0.98%	4.43%	57%
12/31/2024	$356,078	1.05%	0.98%	4.45%	59%
12/31/2023	$154,223	1.09%	1.03%	4.12%	64%
12/31/2022	$277,799	1.14%	1.09%	2.84%	49%
12/31/2021	$290,677	1.20%	1.10%	1.88%	58%
Institutional Class
12/31/2025	$387,696	0.65%	0.63%	4.78%	57%
12/31/2024	$295,418	0.66%	0.63%	4.84%	59%
12/31/2023	$267,558	0.69%	0.66%	4.62%	64%
12/31/2022	$224,746	0.76%	0.74%	3.13%	49%
12/31/2021	$293,237	0.78%	0.75%	2.94%	58%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Inflation-Protected Securities Fund
Institutional Class Ticker: MXIOX
Investor Class Ticker: MXIHX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.06%	1.50%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.06%	1.15%
Total Annual Fund Operating Expenses	0.39%	1.83%
Fee Waiver and Expense Reimbursement[1]	0.04%	1.13%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$121	$215	$489
Investor Class	$72	$465	$885	$2,055
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 180% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics. Designed to provide inflation protection to investors, IPS are income-generating instruments whose interest and principal payments are periodically adjusted according to the rate of inflation.
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The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps that reference the Consumer Price Index for All Urban Consumers (“CPI-U”) as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), Rule 144A fixed income securities, securities issued by foreign corporate and governmental issuers, and U.S. government securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2025, the duration of this index was 4.51 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
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Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Derivatives Risk - The use of derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid, difficult to value and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not.
CPI-U Measurement Risk - There can be no assurance that the CPI-U, a measurement of changes in the cost of living, will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE
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(credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company for federal income tax purposes (“regulated investment company”). Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders).
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	4.89%
Worst Quarter	September 30, 2022	-4.79%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	7.17%	2.22%	3.08%	1/4/2018
Investor Class	6.75%	1.87%	2.72%	1/4/2018
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	1.76%
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index (reflects no deduction for fees, expenses or taxes)	7.47%	2.52%	3.43%
Investment Adviser
ECM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Jon Calluzzo	Managing Director; Fixed Income Lead Portfolio Manager	2022
Peter Stone	Managing Director	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps that reference the CPI-U as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), Rule 144A fixed income securities, securities issued by foreign corporate and governmental issuers, and U.S. government securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2025, the duration of this index was 4.51 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM. GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value. GSAM has a committed focus on security selection and expects that the Fund’s investments will tend to be repeatable, scalable and generally exhibit high information ratios over time. GSAM implements its investment philosophy by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) generating investment views and strategies; (3) constructing the portfolio; and (4) implementing dynamic adjustments based on market conditions. GSAM may sell a security if target price levels have been achieved, the investment rationale is compromised by new developments or a security is downgraded below guideline minimums.
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Although not considered a principal investment strategy, GSAM may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Global Ratings, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments, or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
•Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•IPS are income-generating instruments whose interest and principal payments are periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index. The U.S. Treasury uses the CPI-U as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected securities typically have lower yields than conventional fixed income bonds.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
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•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. Additionally, there can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
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Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Derivatives Risk - The use of derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.
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•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid, difficult to value and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance. The value of an inflation-linked swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
CPI-U Measurement Risk - The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely. If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value.
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Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders). These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than
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U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the average daily net assets over $1 billion and 0.23% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.35% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, has been registered as an investment adviser pursuant to the Advisers Act since 1990.

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•Jon Calluzzo, Managing Director; Fixed Income Lead Portfolio Manager, has served as portfolio manager of the Fund since 2022 and joined GSAM in 2016.

•Peter Stone, Managing Director, has served as portfolio manager of the Fund since 2020 and joined GSAM in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
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A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s
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investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market
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timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the
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Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$8.91	0.37	0.24	0.61	(0.33)	—	(0.33)	$9.19	6.75%
12/31/2024	$8.97	0.34	(0.08)	0.26	(0.32)	—	(0.32)	$8.91	2.80%
12/31/2023	$8.94	0.33	0.08	0.41	(0.38)	—	(0.38)	$8.97	4.76%
12/31/2022	$10.63	0.43	(1.36)	(0.93)	(0.50)	(0.26)	(0.76)	$8.94	(8.92%)
12/31/2021	$10.46	0.29	0.20	0.49	(0.26)	(0.06)	(0.32)	$10.63	4.76%
Institutional Class
12/31/2025	$8.79	0.39	0.25	0.64	(0.36)	—	(0.36)	$9.07	7.17%
12/31/2024	$8.87	0.37	(0.10)	0.27	(0.35)	—	(0.35)	$8.79	3.10%
12/31/2023	$8.85	0.36	0.09	0.45	(0.43)	—	(0.43)	$8.87	5.13%
12/31/2022	$10.54	0.46	(1.35)	(0.89)	(0.54)	(0.26)	(0.80)	$8.85	(8.66%)
12/31/2021	$10.39	0.33	0.20	0.53	(0.32)	(0.06)	(0.38)	$10.54	5.18%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Investor Class
12/31/2025	$3,497	1.83%	0.70%	3.94%	180%
12/31/2024	$3,937	2.02%	0.70%	3.72%	144%
12/31/2023	$4,337	1.82%	0.70%	3.70%	121%
12/31/2022	$4,312	1.57%	0.70%	4.34%	49%
12/31/2021	$6,194	1.12%	0.70%	2.75%	137%
Institutional Class
12/31/2025	$507,136	0.39%	0.35%	4.25%	180%
12/31/2024	$472,357	0.39%	0.35%	4.07%	144%
12/31/2023	$429,971	0.39%	0.35%	4.05%	121%
12/31/2022	$376,522	0.39%	0.35%	4.72%	49%
12/31/2021	$483,913	0.37%	0.35%	3.09%	137%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions. Excluding TBA and dollar roll transactions in fiscal years shown prior to 2025, the portfolio turnover would have been 120%, 109%, 48%, and 46% for the years ended December 31, 2024, 2023, 2022, and 2021, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower International Growth Fund
Institutional Class Ticker: MXHTX
Investor Class Ticker: MXIGX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.06%	0.54%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.06%	0.19%
Total Annual Fund Operating Expenses	0.88%	1.36%
Fee Waiver and Expense Reimbursement[1]	0.03%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.85%	1.20%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.845% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$86	$276	$482	$1,076
Investor Class	$122	$413	$727	$1,616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and related securities of foreign companies, including those in emerging markets. The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may also have exposure to non-U.S. securities across any market capitalization.
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The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index that is representative of that country.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. The Fund may also invest in depositary receipts and derivatives, including but not limited to currency forwards and futures.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: J.P. Morgan Investment Management Inc. (“JPMorgan”) and Lazard Asset Management LLC (“Lazard”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•JPMorgan uses a bottom-up investment approach to buying and selling investments and generally focuses on investing in stocks of companies that it believes have above average growth potential and that are also trading at reasonable valuations.

•Lazard invests primarily in equity securities of what it considers to be quality growth businesses that can generate and sustain high levels of financial productivity and grow profits and cash flows by investing back into their businesses at similarly high rates of financial productivity. Lazard generally focuses on investing in securities of companies with a market capitalization of $3 billion or more.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to JPMorgan and a 50% allocation of the Fund’s assets to Lazard. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
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Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk - The use of derivatives, including but not limited to currency forwards and futures, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause
3

unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to April 30, 2025, includes the performance of sub-advisers that no longer manage the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	26.11%
Worst Quarter	June 30, 2022	-19.28%
4

Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	11.92%	0.34%	6.45%
Investor Class	11.55%	-0.02%	6.08%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	20.76%	4.43%	7.42%
Investment Adviser
ECM
Sub-Advisers
JPMorgan and Lazard
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
JPMorgan
Shane Duffy, CFA	Managing Director	2018
James Andrew, CFA	Managing Director	2023
Zachariah Chadwick	Vice President	2026
Lazard
Louis Florentin-Lee	Managing Director, Portfolio Manager/Analyst	2025
Barnaby Wilson, CFA	Managing Director, Portfolio Manager/Analyst	2025
Robert Failla, CFA	Managing Director, Portfolio Manager/Analyst	2025
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
5

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and related securities of foreign companies, including those in emerging markets. The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may also have exposure to non-U.S. securities across any market capitalization.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index that is representative of that country.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. The Fund may also invest in depositary receipts and derivatives, including but not limited to currency forwards and futures.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by JPMorgan and Lazard. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•JPMorgan uses a bottom-up investment approach to buying and selling investments and generally focuses on investing in stocks of companies that it believes have above average growth potential and that are also trading at reasonable valuations. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. A security may be sold due to a change in the original investment thesis or if it becomes overvalued relative to its fundamentals.

•Lazard invests primarily in equity securities of what it considers to be quality growth businesses that can generate and sustain high levels of financial productivity. Lazard considers whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for growth businesses that it believes can grow profits and cash flows by investing back into their businesses at similarly high rates of financial productivity. Lazard generally focuses on investing in securities of companies with a market capitalization of $3 billion or more. Lazard may sell a security when a company’s competitive advantages weaken or deteriorate, the stock price incorporates Lazard’s expectations of financial productivity that can be sustained into the future or superior investment opportunities emerge.
Although not considered a principal investment strategy, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to JPMorgan and a 50% allocation of the Fund’s assets to Lazard. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. American depositary receipts are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.
6

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall
7

securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including
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the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives Risk - The use of derivatives, including but not limited to currency forwards and futures, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative
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contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders). These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
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Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% of the Fund’s average daily net assets up to $1 billion dollars, 0.77% of the average daily net assets over $1 billion and 0.72% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.845% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, has been registered as an investment adviser pursuant to the Advisers Act since 1984.

•Shane Duffy, CFA, Managing Director, has served as portfolio manager of the Fund since 2018 and joined JPMorgan in 1999.

•James Andrew, CFA, Managing Director, has served as portfolio manager of the Fund since 2023 and joined JPMorgan in 2007.

•Zachariah Chadwick, Vice President, has served as portfolio manager of the Fund since 2026 and joined JPMorgan in 2017.
Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, has been registered as an investment adviser pursuant to the Advisers Act since 2002.

•Louis Florentin-Lee, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2025 and joined Lazard in 2004.

•Barnaby Wilson, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2025 and joined Lazard in 1999.

•Robert Failla, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2025 and joined Lazard in 2003.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
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The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when
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foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises
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(for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
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Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as
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travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$12.91	0.04	1.45	1.49	-	(0.70)	(0.70)	$13.70	11.55%
12/31/2024	$12.75	0.01	0.51	0.52	(0.15)	(0.21)	(0.36)	$12.91	4.05%
12/31/2023	$10.94	0.04	1.77	1.81	-	-	-	$12.75	16.54%
12/31/2022	$15.92	(0.00) (d)(e)	(4.84)	(4.84)	-	(0.14)	(0.14)	$10.94	(30.35%)
12/31/2021	$16.07	(0.04) (e)	1.02	0.98	(0.02)	(1.11)	(1.13)	$15.92	6.04%
Institutional Class
12/31/2025	$9.17	0.06	1.02	1.08	(0.08)	(0.70)	(0.78)	$9.47	11.92%
12/31/2024	$9.18	0.04	0.37	0.41	(0.21)	(0.21)	(0.42)	$9.17	4.45%
12/31/2023	$7.91	0.06	1.28	1.34	(0.07)	-	(0.07)	$9.18	16.93%
12/31/2022	$11.53	0.03	(3.51)	(3.48)	-	(0.14)	(0.14)	$7.91	(30.11%)
12/31/2021	$11.93	0.01	0.77	0.78	(0.07)	(1.11)	(1.18)	$11.53	6.45%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2025	$19,811	1.36%	1.20%(g)	0.30%	86%
12/31/2024	$19,606	1.37%	1.20%	0.10%	42%
12/31/2023	$20,290	1.36%	1.20%	0.30%	63%
12/31/2022	$20,804	1.36%	1.20%	(0.04%)	33%
12/31/2021	$31,403	1.28%	1.20%	(0.23%)	34%
Institutional Class
12/31/2025	$674,691	0.88%	0.85%(h)	0.62%	86%
12/31/2024	$520,867	0.87%	0.85%	0.46%	42%
12/31/2023	$460,267	0.88%	0.85%	0.65%	63%
12/31/2022	$400,958	0.88%	0.85%	0.33%	33%
12/31/2021	$488,211	0.86%	0.85%	0.09%	34%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Investor Class net of expenses reimbursed and/or waived ratio is 1.195%. See Notes to Financial Statements (Note 4).
(h)	Institutional Class net of expenses reimbursed and/or waived ratio is 0.845%. See Notes to Financial Statements (Note 4).
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower International Index Fund
Institutional Class Ticker: MXPBX
Investor Class Ticker: MXINX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.23%	0.58%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$24	$74	$130	$293
Investor Class	$59	$186	$324	$726
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index or in derivative securities economically related to the Benchmark Index. The Benchmark Index is designed to represent the performance of large and mid cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index.
The Fund may focus its investments in certain sectors, such as the financial sector, to the extent that the Benchmark Index is concentrated in that sector. The Fund may also invest in derivatives, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index and options on futures contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The
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Fund’s investment portfolio is managed by Keyridge Asset Management Limited (the “Sub-Adviser” or “Keyridge”), formerly known as Irish Life Investment Managers Limited.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Derivatives Risk - The use of derivatives, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of the Benchmark Index, which is a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2022	17.98%
Worst Quarter	March 31, 2020	-23.15%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	31.38%	8.78%	8.12%
Investor Class	30.92%	8.38%	7.73%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%
Investment Adviser
ECM
Sub-Adviser
Keyridge
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Index Solutions	2016
Peter Leonard, CFA	Head of Indexation Equity	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program
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generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index or in derivative securities economically related to the Benchmark Index. The Benchmark Index is designed to represent the performance of large and mid cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.
The Fund may focus its investments in certain sectors, such as the financial sector, to the extent that the Benchmark Index is concentrated in that sector. The Fund may also invest in derivatives, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index and options on futures contracts.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
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•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
Index Licensing Arrangements
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ECM. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Fund without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
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Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the financial sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a
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significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivatives, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.
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•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Benchmark Index as closely as possible, it will tend to underperform the Benchmark Index to some degree over time. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be differences in the timing and methodologies used to value securities and other assets, timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
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Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets up to $1 billion dollars, 0.20% of the average daily net assets over $1 billion and 0.15% of the average daily net assets over $2 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.20% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.32% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.
Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 1998.

•Michael Lynch, CFA, Head of Index Solutions, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2006.

•Peter Leonard, CFA, Head of Indexation Equity, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
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The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when
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foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises
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(for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
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Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as
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travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$12.44	0.31	3.54	3.85	(0.35)	(0.18)	(0.53)	$15.76	30.92%
12/31/2024	$12.35	0.27	0.09	0.36	(0.26)	(0.01)	(0.27)	$12.44	2.92%
12/31/2023	$10.96	0.28	1.65	1.93	(0.28)	(0.26)	(0.54)	$12.35	17.52%
12/31/2022	$13.10	0.24	(2.18)	(1.94)	(0.20)	—	(0.20)	$10.96	(14.74%)
12/31/2021	$12.50	0.20	1.15	1.35	(0.29)	(0.46)	(0.75)	$13.10	10.75%
Institutional Class
12/31/2025	$10.33	0.30	2.95	3.25	(0.41)	(0.18)	(0.59)	$12.99	31.38%
12/31/2024	$10.31	0.27	0.06	0.33	(0.30)	(0.01)	(0.31)	$10.33	3.23%
12/31/2023	$9.22	0.27	1.40	1.67	(0.32)	(0.26)	(0.58)	$10.31	17.96%
12/31/2022	$11.06	0.25	(1.86)	(1.61)	(0.23)	—	(0.23)	$9.22	(14.41%)
12/31/2021	$10.61	0.24	0.96	1.20	(0.29)	(0.46)	(0.75)	$11.06	11.24%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$2,362,423	0.58%	0.58%	2.10%	7%
12/31/2024	$1,684,231	0.61%	0.61%	2.05%	4%
12/31/2023	$1,124,570	0.62%	0.62%	2.35%	19%
12/31/2022	$835,079	0.65%	0.65%	2.19%	13%
12/31/2021	$617,570	0.65%	0.65%	1.49%	13%
Institutional Class
12/31/2025	$928,584	0.23%	0.23%	2.44%	7%
12/31/2024	$759,095	0.25%	0.25%	2.50%	4%
12/31/2023	$664,734	0.26%	0.26%	2.67%	19%
12/31/2022	$633,487	0.28%	0.28%	2.61%	13%
12/31/2021	$763,825	0.28%	0.28%	2.10%	13%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower International Value Fund
Institutional Class Ticker: MXJVX
Investor Class Ticker: MXIVX

(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.04%	0.40%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.04%	0.05%
Total Annual Fund Operating Expenses	0.71%	1.07%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
Investor Class	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. securities across any market capitalization and the Fund may also focus its investments in certain sectors, such as the financial sector.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index that is representative of that country.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may invest in derivatives, including but not limited to forward foreign currency exchange contracts.
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Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: LSV Asset Management (“LSV”) and Massachusetts Financial Services Company (“MFS”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•LSV generally focuses on investing in securities of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. LSV uses a quantitative investment model to make investment decisions, ranking securities based on fundamental measures of value and indicators of near-term recovery.

•MFS employs an active, bottom-up investment approach to buying and selling investments, selecting investments primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to LSV and a 50% allocation of the Fund’s assets to MFS. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
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Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Quantitative Model Risk - Securities selected by LSV using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Derivatives Risk - The use of derivatives, including but not limited to forward foreign currency exchange contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
3

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to April 27, 2018 is for MFS only. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	16.80%
Worst Quarter	March 31, 2020	-21.81%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	39.43%	10.62%	9.62%
Investor Class	39.10%	10.23%	9.23%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	42.25%	13.36%	8.69%
Investment Adviser
ECM
Sub-Advisers
LSV and MFS
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Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
LSV
Josef Lakonishok	Founding Partner, CEO, CIO & Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
Guy Lakonishok, CFA	Partner, Portfolio Manager	2018
MFS
Benjamin Stone	Investment Officer	2009
Philip Evans	Investment Officer	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. securities across any market capitalization and the Fund may also focus its investments in certain sectors, such as the financial sector.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office
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in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index that is representative of that country.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may invest in derivatives, including but not limited to forward foreign currency exchange contracts.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by LSV and MFS. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•LSV generally focuses on investing in securities of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV uses a quantitative investment model to make investment decisions, ranking securities based on fundamental measures of value and indicators of near-term recovery. A security is typically sold if the model indicates a decline in its ranking or if a security’s relative portfolio weight has appreciated significantly (relative to the benchmark index).

•MFS employs an active, bottom-up investment approach to buying and selling investments, selecting investments primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Although not considered a principal investment strategy, MFS may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to LSV and a 50% allocation of the Fund’s assets to MFS. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock, a type of equity security the Fund primarily invests in, represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
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Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or
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the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the financial sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
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Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Quantitative Model Risk - Securities selected by LSV using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Quantitative investment models may underperform in certain market environments, including stressed or volatile market conditions. The factors used in quantitative analysis and the weight placed on those factors may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative investment model. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. Models may also use artificial intelligence techniques, such as natural language processing and machine learning, which could be less transparent or interpretable and could produce unexpected results, which can result in losses. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the quantitative model and LSV’s ability to properly analyze or timely adjust the metrics or update the data underlying the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Derivatives Risk - The use of derivatives, including but not limited to forward foreign currency exchange contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

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•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.67% of the Fund’s average daily net assets on assets up to $3 billion and 0.66% of the average daily net assets on assets over $3 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.72% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not
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exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, has been registered as an investment adviser pursuant to the Advisers Act since 1994.

•Josef Lakonishok, Founding Partner, CEO, CIO & Portfolio Manager, has served as portfolio manager of the Fund since 2018 and founded LSV in 1994.

•Menno Vermeulen, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 1995.

•Puneet Mansharamani, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2000.

•Greg Sleight, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in
2006.

•Guy Lakonishok, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2009.
MFS, a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199, has been registered as an investment adviser pursuant to the Advisers Act since 1982.

•Benjamin Stone, Investment Officer, has served as portfolio manager of the Fund since 2009 and joined MFS in 2005.

•Philip Evans, Investment Officer, has served as portfolio manager of the Fund since 2020 and joined MFS in 2011.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not
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considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The
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procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are
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withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a
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recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$12.09	0.32	4.40	4.72	(0.24)	(0.70)	(0.94)	$15.87	39.10%
12/31/2024	$12.03	0.26	0.40	0.66	(0.21)	(0.39)	(0.60)	$12.09	5.46%
12/31/2023	$10.53	0.27	1.62	1.89	(0.17)	(0.22)	(0.39)	$12.03	18.03%
12/31/2022	$12.79	0.17	(2.12)	(1.95)	(0.13)	(0.18)	(0.31)	$10.53	(15.18%)
12/31/2021	$12.03	0.20	1.10	1.30	(0.21)	(0.33)	(0.54)	$12.79	10.83%
Institutional Class
12/31/2025	$8.12	0.25	2.96	3.21	(0.32)	(0.70)	(1.02)	$10.31	39.43%
12/31/2024	$8.31	0.21	0.28	0.49	(0.29)	(0.39)	(0.68)	$8.12	5.93%
12/31/2023	$7.49	0.21	1.17	1.38	(0.34)	(0.22)	(0.56)	$8.31	18.44%
12/31/2022	$9.19	0.18	(1.56)	(1.38)	(0.14)	(0.18)	(0.32)	$7.49	(14.90%)
12/31/2021	$8.81	0.18	0.81	0.99	(0.28)	(0.33)	(0.61)	$9.19	11.26%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$262,927	1.07%	1.07%	2.21%	31%
12/31/2024	$214,547	1.08%	1.07%	2.06%	25%
12/31/2023	$293,534	1.07%	1.07%	2.38%	18%
12/31/2022	$579,880	1.09%	1.07%	1.63%	30%
12/31/2021	$247,738	1.06%	1.06%	1.57%	17%
Institutional Class
12/31/2025	$1,344,374	0.71%	0.71%	2.51%	31%
12/31/2024	$1,051,217	0.71%	0.71%	2.36%	25%
12/31/2023	$963,988	0.71%	0.71%	2.54%	18%
12/31/2022	$835,841	0.71%	0.71%	2.27%	30%
12/31/2021	$1,014,470	0.70%	0.70%	1.93%	17%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Large Cap Growth Fund
Institutional Class Ticker: MXGSX
Investor Class Ticker: MXLGX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.01%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.01%	0.03%
Total Annual Fund Operating Expenses	0.61%	0.98%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762
Investor Class	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization (“large cap”) companies. For purposes of the 80% policy, the Fund considers large cap companies to be those with market capitalizations of $4 billion or more at the time of purchase. If the market capitalization of a company held by the Fund moves below this threshold, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may invest in foreign securities, including investments in emerging markets. The Fund may focus its investments in certain sectors, such as the technology sector. The Fund may also invest in derivatives, including but not limited to futures contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: J.P. Morgan Investment Management Inc. (“JPMorgan”) and Victory Capital Management Inc. (“Victory Capital”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
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•JPMorgan invests primarily in equity securities of large, well-established companies with a market capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics.

•Victory Capital invests primarily in equity securities of large companies that are similar in size to issuers included in the Russell 1000® Growth Index. To select growth stocks, Victory Capital employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic approach.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to JPMorgan and a 50% allocation of the Fund’s assets to Victory Capital. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been
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extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	30.13%
Worst Quarter	June 30, 2022	-18.13%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	14.44%	12.52%	16.61%
Investor Class	13.98%	12.14%	16.21%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%
Investment Adviser
ECM
Sub-Advisers
JPMorgan and Victory Capital
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
JPMorgan
Giri Devulapally, CFA	Managing Director	2013
Larry Lee	Managing Director	2020
Holly Morris	Managing Director	2020
Joseph Wilson	Managing Director	2020
Robert Maloney	Executive Director	2023
Victory Capital
Andrew Acheson	Managing Director, Director of Large Cap Growth	2013
Yves Raymond	Senior Vice President	2021
David Chamberlain	Senior Vice President	2021
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please
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contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. For purposes of the 80% policy, the Fund considers large cap companies to be those with market capitalizations of $4 billion or more at the time of purchase. If the market capitalization of a company held by the Fund moves below this threshold, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may invest in foreign securities, including investments in emerging markets. The Fund may focus its investments in certain sectors, such as the technology sector. The Fund may also invest in derivatives, including but not limited to futures contracts.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by JPMorgan and Victory Capital. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•JPMorgan invests primarily in equity securities of large, well-established companies with a market capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. JPMorgan seeks structural disconnects that it believes allow businesses to exceed market expectations. These disconnects may result from demographic/cultural changes, technological advancements or regulatory changes. JPMorgan may sell a security due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver, if a security is identified it believes offers a better investment opportunity, or due to balance sheet deterioration.

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•Victory Capital invests primarily in equity securities of large companies that are similar in size to issuers included in the Russell 1000® Growth Index. To select growth stocks, Victory Capital employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Factors Victory Capital looks for in selecting investments include: companies with experienced management teams, strong market positions and the potential to support above average earnings growth; a sustainable competitive advantage such as brand name, customer base, proprietary technology or economies of scale; and favorable expected returns relative to perceived risk. Victory Capital generally sells a security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth or when Victory Capital no longer views the issuer’s deployment of capital or return on capital as favorable. Victory Capital makes the determination based upon the same criteria it uses to select portfolio securities.
Although not considered a principal investment strategy, JPMorgan may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to JPMorgan and a 50% allocation of the Fund’s assets to Victory Capital. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock, a type of equity security the Fund primarily invests in, represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless,
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the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the technology sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
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Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or
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may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.62% of the Fund’s average daily net assets up to $1 billion dollars, 0.57% of the average daily net assets over $1 billion and 0.52% of the average daily net assets over $2 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.60% of the Fund’s
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average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.63% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, has been registered as an investment adviser pursuant to the Advisers Act since 1984.

•Giri Devulapally, CFA, Managing Director, has served as portfolio manager of the Fund since 2013 and joined JPMorgan in 2003.

•Larry Lee, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2006.

•Holly Morris, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in 2012.

•Joseph Wilson, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2014.

•Robert Maloney, Executive Director, has served as portfolio manager of the Fund since 2023 and joined JPMorgan in 2013.
Victory Capital, a New York corporation with its principal business address at 15935 La Cantera Parkway, San Antonio, TX 78256, has been registered as an investment adviser pursuant to the Advisers Act since 1972.

•Andrew Acheson, Managing Director, Director of Large Cap Growth, at Pioneer Investments, an investment franchise of Victory Capital (“Pioneer”), has served as portfolio manager of the Fund since 2013 and joined Victory Capital in 2025 following the integration of Amundi Asset Management US, Inc. (“Amundi US”) into Victory Capital. He joined Amundi US in 1999.

•Yves Raymond, Senior Vice President at Pioneer, has served as portfolio manager of the Fund since 2021 and joined Victory Capital in 2025 following the integration of Amundi US into Victory Capital. He joined Amundi US in 1999.

•David Chamberlain, Senior Vice President at Pioneer, has served as portfolio manager of the Fund since 2021 and joined Victory Capital in 2025 following the integration of Amundi US into Victory Capital. He joined Amundi US in 2018.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
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Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
11

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
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Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
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If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
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Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
15

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$10.32	(0.03)	1.47	1.44	-	(1.34)	(1.34)	$10.42	13.98%
12/31/2024	$9.02	(0.03)	2.33	2.30	-	(1.00)	(1.00)	$10.32	25.44%
12/31/2023	$6.96	(0.02)	2.36	2.34	(0.01)	(0.27)	(0.28)	$9.02	33.57%
12/31/2022	$9.90	(0.00) (d)(e)	(2.29)	(2.29)	(0.03)	(0.62)	(0.65)	$6.96	(23.16%)
12/31/2021	$10.24	(0.04)	2.16	2.12	(0.10)	(2.36)	(2.46)	$9.90	20.84%
Institutional Class
12/31/2025	$11.85	0.01 (e)	1.70	1.71	(0.01)	(1.34)	(1.35)	$12.21	14.44%
12/31/2024	$10.20	0.01 (e)	2.64	2.65	-	(1.00)	(1.00)	$11.85	25.93%
12/31/2023	$7.83	0.01 (e)	2.65	2.66	(0.02)	(0.27)	(0.29)	$10.20	34.03%
12/31/2022	$11.01	0.03	(2.56)	(2.53)	(0.03)	(0.62)	(0.65)	$7.83	(22.95%)
12/31/2021	$11.13	0.00 (d)(e)	2.35	2.35	(0.11)	(2.36)	(2.47)	$11.01	21.20%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2025	$897,311	0.98%	0.98%	(0.30%)	51%
12/31/2024	$722,041	0.99%	0.98%	(0.30%)	31%
12/31/2023	$619,457	1.00%	0.98%	(0.21%)	46%
12/31/2022	$278,591	1.04%	1.00%	(0.05%)	37%
12/31/2021	$225,667	1.02%	1.00%	(0.34%)	46%
Institutional Class
12/31/2025	$1,090,311	0.61%	0.61%	0.06%	51%
12/31/2024	$866,141	0.62%	0.62%	0.06%	31%
12/31/2023	$733,346	0.63%	0.63%	0.16%	46%
12/31/2022	$570,194	0.66%	0.65%	0.32%	37%
12/31/2021	$690,417	0.65%	0.65%	0.01%	46%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Large Cap Value Fund
Institutional Class Ticker: MXVHX
Investor Class Ticker: MXEQX
Investor II Class Ticker: MXHAX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks capital growth and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Investor II Class
Management Fees	0.59%	0.59%	0.59%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Other Expenses	0.01%	0.40%	0.38%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.01%	0.05%	0.03%
Total Annual Fund Operating Expenses	0.60%	0.99%	0.97%
Fee Waiver and Expense Reimbursement[1,2]	0.00%	0.03%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.60%	0.96%	0.81%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.61% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
2
The investment adviser has contractually agreed to permanently reimburse expenses and/or pay the Fund if Total Annual Fund Operating Expenses of the Investor II Class exceed 0.81% of the Class's average daily net assets (“Expense Cap”). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with the investment adviser or by the Board of Directors of Empower Funds.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year and the Expense Cap is in place for all periods, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$61	$192	$335	$750
Investor Class	$98	$312	$544	$1,210
Investor II Class	$83	$293	$521	$1,175
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization (“large cap”) companies. For purposes of the 80% policy, the Fund considers large cap companies to be those whose market capitalization falls within the range of the Russell 1000® Value Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell 1000® Value Index ranged from $1.2 billion to $3.8 trillion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund invests primarily in common stocks of large U.S. companies but may also invest in common stocks of midsize U.S. companies and companies from outside the U.S. The Fund may invest in derivatives, including but not limited to forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Putnam Investment Management, LLC (“Putnam”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•Putnam invests mainly in common stocks of large and midsize U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.

•T. Rowe Price invests in large companies that have a strong track record of paying dividends or that are believed to be undervalued.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivatives, including but not limited to forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to October 25, 2019 is for T. Rowe Price only. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	18.12%
Worst Quarter	March 31, 2020	-26.65%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	17.33%	13.40%	12.07%	N/A
Investor Class	16.93%	12.98%	11.67%	N/A
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%	N/A
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%	N/A
Investor II Class	17.12%	13.15%	N/A	12.37%	10/25/2019
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	N/A	15.69%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	N/A	10.67%
Investment Adviser
ECM
Sub-Advisers
Putnam and T. Rowe Price
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Putnam
Darren Jaroch, CFA	Portfolio Manager	2012
Lauren DeMore, CFA	Portfolio Manager	2019
T. Rowe Price
John Linehan, CFA	Vice President of T. Rowe Price Group, Inc. & T. Rowe Price	2019
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions
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received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
The Investor II Class of the Fund is closed to new Permitted Accounts. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund, which merged into the Fund. Permitted Accounts that hold Investor II Class shares of the Fund may continue to purchase additional Investor II Class shares. The Fund reserves the right to modify or limit the above exception or re-open the Investor II Class of the Fund at any time without prior notice.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks capital growth and current income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. For purposes of the 80% policy, the Fund considers large cap companies to be those whose market capitalization falls within the range of the Russell 1000® Value Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell 1000® Value Index ranged from $1.2 billion to $3.8 trillion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund invests primarily in common stocks of large U.S. companies but may also invest in common stocks of midsize U.S. companies and companies from outside the U.S. The Fund may invest in derivatives, including but not limited to forward foreign currency contracts.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
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ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam and T. Rowe Price. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•Putnam invests mainly in common stocks of large and midsize U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam may consider a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

•T. Rowe Price invests in large cap stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price seeks to invest in companies that have one or more of the following characteristics: (1) established operating histories; (2) above-average current dividend yields relative to the broader equity market; (3) sound balance sheets and other positive financial characteristics; (4) low price/earnings ratio relative to the broader equity market; and (5) low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. T. Rowe Price may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
Although not considered a principal investment strategy, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’
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acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers.
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Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Derivatives Risk - The use of derivatives, including but not limited to forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
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Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.61% of the Fund’s average daily net assets up to $1 billion dollars, 0.56% of the average daily net assets over $1 billion and 0.51% of the average daily net assets over $2 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.59% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class and Investor II Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.61% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
In addition, ECM has contractually agreed to reimburse the Investor II Class shares to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”). ECM is not entitled to recoup expense reimbursements remitted by ECM related to the Expense Cap. Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with ECM or by the Board.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110, has been registered as an investment adviser pursuant to the Advisers Act since 1971.

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•Darren Jaroch, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2012 and joined Putnam in 1999.

•Lauren DeMore, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and joined Putnam in 2006.
T. Rowe Price, a Maryland corporation with its principal business address at 1307 Point Street, Baltimore, Maryland 21231, has been registered as an investment adviser pursuant to the Advisers Act since 1947.
The portion of the Fund sub-advised by T. Rowe Price is managed by an Investment Advisory Committee chaired by John Linehan, CFA, who works with the committee to develop and execute the T. Rowe Price sub-advised portion of the Fund’s investment program.

•John Linehan, CFA, Vice President of T. Rowe Price Group, Inc. & T. Rowe Price, has served as portfolio manager of the Fund since 2019 and joined T. Rowe Price in 1998.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Investor II Class of the Fund is closed to new Permitted Accounts. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund, which merged into the Fund. Permitted Accounts that hold Investor II Class shares of the Fund may continue to purchase additional Investor II Class shares. The Fund reserves the right to modify or limit the above exception or re-open the Investor II Class of the Fund at any time without prior notice.
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Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
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Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is
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established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Investor II Class shares. Each class is identical except that Investor Class and Investor II Class shares have a shareholder services fee that is described below.
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Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Investor II Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
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Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Investor II Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$30.84	0.42	4.80	5.22	(0.05)	(0.59)	(0.64)	$35.42	16.93%
12/31/2024	$27.79	0.41	3.87	4.28	(0.02)	(1.21)	(1.23)	$30.84	15.38%
12/31/2023	$25.29	0.39	2.71	3.10	(0.01)	(0.59)	(0.60)	$27.79	12.28%
12/31/2022	$27.00	0.39	(1.35)	(0.96)	(0.01)	(0.74)	(0.75)	$25.29	(3.54%)
12/31/2021	$22.06	0.32	5.39	5.71	(0.09)	(0.68)	(0.77)	$27.00	25.98%
Institutional Class
12/31/2025	$6.51	0.11	1.02	1.13	(0.16)	(0.59)	(0.75)	$6.89	17.33%
12/31/2024	$6.83	0.13	0.96	1.09	(0.20)	(1.21)	(1.41)	$6.51	15.86%
12/31/2023	$6.79	0.13	0.71	0.84	(0.21)	(0.59)	(0.80)	$6.83	12.69%
12/31/2022	$8.07	0.14	(0.42)	(0.28)	(0.26)	(0.74)	(1.00)	$6.79	(3.22%)
12/31/2021	$7.10	0.13	1.74	1.87	(0.22)	(0.68)	(0.90)	$8.07	26.47%
Investor II Class
12/31/2025	$11.84	0.18	1.85	2.03	(0.11)	(0.59)	(0.70)	$13.17	17.12%
12/31/2024	$11.39	0.19	1.58	1.77	(0.11)	(1.21)	(1.32)	$11.84	15.51%
12/31/2023	$10.77	0.18	1.15	1.33	(0.12)	(0.59)	(0.71)	$11.39	12.51%
12/31/2022	$12.14	0.19	(0.62)	(0.43)	(0.20)	(0.74)	(0.94)	$10.77	(3.41%)
12/31/2021	$10.28	0.17	2.51	2.68	(0.14)	(0.68)	(0.82)	$12.14	26.15%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$268,716	0.99%	0.96%	1.27%	27%
12/31/2024	$207,573	1.00%	0.96%	1.33%	31%
12/31/2023	$335,127	0.98%	0.96%	1.48%	29%
12/31/2022	$407,971	0.98%	0.96%	1.51%	18%
12/31/2021	$376,625	0.99%	0.96%	1.22%	28%
Institutional Class
12/31/2025	$1,582,753	0.60%	0.60%	1.63%	27%
12/31/2024	$1,251,991	0.61%	0.61%	1.71%	31%
12/31/2023	$1,126,210	0.60%	0.60%	1.83%	29%
12/31/2022	$930,971	0.61%	0.61%	1.85%	18%
12/31/2021	$1,175,842	0.60%	0.60%	1.61%	28%
Investor II Class
12/31/2025	$132,631	0.97%	0.81%	1.42%	27%
12/31/2024	$129,887	0.97%	0.81%	1.50%	31%
12/31/2023	$130,114	0.97%	0.81%	1.62%	29%
12/31/2022	$141,465	0.97%	0.81%	1.64%	18%
12/31/2021	$178,162	0.96%	0.81%	1.39%	28%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
(“Empower Funds”)
Ticker
Fund	Institutional Class	Investor Class	Service Class
Empower Lifetime 2015 Fund	MXNYX	MXLYX	MXLZX
Empower Lifetime 2020 Fund	MXAKX	MXAGX	MXAHX
Empower Lifetime 2025 Fund	MXQBX	MXELX	MXFLX
Empower Lifetime 2030 Fund	MXAYX	MXATX	MXAUX
Empower Lifetime 2035 Fund	MXTBX	MXKLX	MXLLX
Empower Lifetime 2040 Fund	MXBGX	MXBDX	MXBEX
Empower Lifetime 2045 Fund	MXWEX	MXQLX	MXRLX
Empower Lifetime 2050 Fund	MXBSX	MXBOX	MXBQX
Empower Lifetime 2055 Fund	MXZHX	MXWLX	MXXLX
Empower Lifetime 2060 Fund	MXGUX	MXGNX	MXGQX
Empower Lifetime 2065 Fund	MXHBX	MXHCX	MXHDX
(the “Fund(s)”)
Shares of each Fund are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of retirement plans, and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Empower Lifetime 2015 Fund
Investment Objective
The Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses[2]	0.44%	0.79%	0.89%
Fee Waiver and Expense Reimbursement[3]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.39%	0.74%	0.84%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2015 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$40	$136	$241	$550
Investor Class	$76	$247	$434	$973
Service Class	$86	$279	$488	$1,091
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors who retired in (or otherwise began using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the

“Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2015, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 25-45% of its net assets in Underlying Funds that invest primarily in equity securities, 50-70% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	20.28%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	4.98%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	1.54%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	7.65%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	2.00%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	40.95%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	2.71%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	19.89%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	11.00%
Worst Quarter	March 31, 2020	-10.68%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Lifetime 2015 Fund Institutional Class	10.54%	4.61%	6.39%
Empower Lifetime 2015 Fund Investor Class	10.14%	4.24%	6.01%
Empower Lifetime 2015 Fund Service Class	9.92%	4.13%	5.91%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses or taxes)	12.15%	4.91%	6.34%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2020 Fund
Investment Objective
The Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses[2]	0.45%	0.80%	0.90%
Fee Waiver and Expense Reimbursement[3]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.41%	0.76%	0.86%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2020 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$42	$140	$248	$563
Investor Class	$78	$251	$440	$986
Service Class	$88	$283	$495	$1,104
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors who retired in (or otherwise began using the invested funds on), or close to, 2020 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the

“Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2020, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 30-50% of its net assets in Underlying Funds that invest primarily in equity securities, 45-65% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	21.89%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	5.31%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	1.88%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	8.75%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	2.36%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	40.13%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	2.78%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	16.90%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	11.91%
Worst Quarter	March 31, 2020	-12.01%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2020 Fund Institutional Class	11.14%	4.91%	6.71%	4/28/2016
Empower Lifetime 2020 Fund Investor Class	10.69%	4.53%	6.34%	4/28/2016
Empower Lifetime 2020 Fund Service Class	10.59%	4.45%	6.24%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.85%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses or taxes)	12.72%	5.35%	6.68%
Investment Adviser
ECM

Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2025 Fund
Investment Objective
The Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses[2]	0.47%	0.82%	0.92%
Fee Waiver and Expense Reimbursement[3]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.44%	0.79%	0.89%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2025 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$45	$148	$260	$589
Investor Class	$81	$259	$452	$1,011
Service Class	$91	$290	$506	$1,129
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire or who retired in (or otherwise began using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The mutual funds and the

Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2025, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Funds that invest primarily in equity securities, 40-60% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	24.83%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	5.94%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	2.39%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	10.50%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	2.94%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	37.06%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	2.87%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	13.47%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	13.14%
Worst Quarter	March 31, 2020	-13.55%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Lifetime 2025 Fund Institutional Class	12.06%	5.34%	7.35%
Empower Lifetime 2025 Fund Investor Class	11.70%	4.96%	6.98%
Empower Lifetime 2025 Fund Service Class	11.57%	4.87%	6.88%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses or taxes)	13.98%	6.07%	7.57%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2030 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses[2]	0.48%	0.83%	0.93%
Fee Waiver and Expense Reimbursement[3]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.46%	0.81%	0.91%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2030 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$152	$267	$602
Investor Class	$83	$263	$459	$1,023
Service Class	$93	$294	$513	$1,141
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2030 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2030, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 45-65% of its net assets in Underlying Funds that invest primarily in equity securities, 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	28.76%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	6.79%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	3.07%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	12.86%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	3.72%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	32.25%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	2.95%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	9.60%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	14.71%
Worst Quarter	March 31, 2020	-15.93%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2030 Fund Institutional Class	13.30%	6.00%	8.04%	4/28/2016
Empower Lifetime 2030 Fund Investor Class	12.97%	5.63%	7.66%	4/28/2016
Empower Lifetime 2030 Fund Service Class	12.80%	5.52%	7.57%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.85%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses or taxes)	15.13%	7.07%	8.32%
Investment Adviser
ECM

Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2035 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses[2]	0.50%	0.85%	0.95%
Fee Waiver and Expense Reimbursement[3]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.48%	0.83%	0.93%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2035 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$49	$158	$278	$626
Investor Class	$85	$269	$469	$1,047
Service Class	$95	$301	$524	$1,165
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2035, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 55-75% of its net assets in Underlying Funds that invest primarily in equity securities, 20-40% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	33.52%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	7.80%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	3.92%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	15.82%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	4.74%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	25.01%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.03%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	6.16%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	16.51%
Worst Quarter	March 31, 2020	-18.48%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Lifetime 2035 Fund Institutional Class	14.63%	6.83%	8.85%
Empower Lifetime 2035 Fund Investor Class	14.35%	6.46%	8.45%
Empower Lifetime 2035 Fund Service Class	14.21%	6.35%	8.35%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses or taxes)	16.80%	8.19%	9.32%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018

For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2040 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2040, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses[2]	0.51%	0.86%	0.96%
Fee Waiver and Expense Reimbursement[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.50%	0.85%	0.95%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2040 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$163	$284	$640
Investor Class	$87	$273	$476	$1,060
Service Class	$97	$305	$530	$1,177
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2040 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2040, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 65-85% of its net assets in Underlying Funds that invest primarily in equity securities, 10-30% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	37.84%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	8.68%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	4.84%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	18.82%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	5.82%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	17.37%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.12%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	3.51%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.

Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	17.83%
Worst Quarter	March 31, 2020	-20.64%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2040 Fund Institutional Class	16.20%	7.67%	9.53%	4/28/2016
Empower Lifetime 2040 Fund Investor Class	15.68%	7.28%	9.15%	4/28/2016
Empower Lifetime 2040 Fund Service Class	15.66%	7.18%	9.04%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.85%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses or taxes)	18.20%	9.18%	10.02%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2045 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses[2]	0.53%	0.88%	0.98%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2045 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$170	$296	$665
Investor Class	$90	$281	$488	$1,084
Service Class	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	40.26%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	9.11%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	5.58%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	21.10%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	6.74%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	12.18%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.20%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	1.83%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.

Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.68%
Worst Quarter	March 31, 2020	-21.82%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Lifetime 2045 Fund Institutional Class	17.15%	8.19%	9.86%
Empower Lifetime 2045 Fund Investor Class	16.71%	7.82%	9.47%
Empower Lifetime 2045 Fund Service Class	16.52%	7.70%	9.36%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses or taxes)	19.48%	9.84%	10.54%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2050 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2050, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses[2]	0.53%	0.88%	0.98%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2050 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$170	$296	$665
Investor Class	$90	$281	$488	$1,084
Service Class	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2050 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2050, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	41.43%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	9.23%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	6.18%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	22.84%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	7.52%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	8.59%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.28%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.93%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.

Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.94%
Worst Quarter	March 31, 2020	-22.29%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2050 Fund Institutional Class	17.71%	8.41%	10.08%	4/28/2016
Empower Lifetime 2050 Fund Investor Class	17.26%	8.03%	9.68%	4/28/2016
Empower Lifetime 2050 Fund Service Class	17.22%	7.92%	9.59%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.85%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses or taxes)	19.56%	10.13%	10.76%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2055 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses[2]	0.54%	0.89%	0.99%
Fee Waiver[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver	0.53%	0.88%	0.98%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.01% through April 30, 2027. Thereafter, the investment adviser may take such actions as are necessary to continue the waiver for additional periods, including for one or more years, after the applicable expiration date unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2055 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$172	$301	$676
Investor Class	$90	$283	$492	$1,095
Service Class	$100	$314	$546	$1,212
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	41.56%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	9.12%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	6.65%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	24.08%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	8.18%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	6.51%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.37%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.53%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities.

Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.90%
Worst Quarter	March 31, 2020	-22.37%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Lifetime 2055 Fund Institutional Class	18.18%	8.42%	9.97%
Empower Lifetime 2055 Fund Investor Class	17.71%	8.05%	9.58%
Empower Lifetime 2055 Fund Service Class	17.54%	7.93%	9.48%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses or taxes)	20.06%	10.27%	10.91%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2060 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2060, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses[2]	0.54%	0.89%	0.99%
Fee Waiver[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver	0.53%	0.88%	0.98%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.01% through April 30, 2027. Thereafter, the investment adviser may take such actions as are necessary to continue the waiver for additional periods, including for one or more years, after the applicable expiration date unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2060 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$172	$301	$676
Investor Class	$90	$283	$492	$1,095
Service Class	$100	$314	$546	$1,212
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2060 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2060, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	41.11%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	8.88%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	7.03%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	25.02%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	8.76%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	5.39%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.45%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.36%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities.

Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.84%
Worst Quarter	March 31, 2020	-22.40%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2060 Fund Institutional Class	18.43%	8.39%	9.76%	5/1/2019
Empower Lifetime 2060 Fund Investor Class	17.97%	8.01%	9.37%	5/1/2019
Empower Lifetime 2060 Fund Service Class	17.82%	7.90%	9.29%	5/1/2019
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	12.21%
S&P Target Date 2060 Index (reflects no deduction for fees, expenses or taxes)	19.94%	10.26%	11.09%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2019
Maria Mendelsberg, CFA	Portfolio Manager	2019
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Empower Lifetime 2065 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2065, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses[2]	0.54%	0.89%	0.99%
Fee Waiver[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver	0.53%	0.88%	0.98%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.01% through April 30, 2027. Thereafter, the investment adviser may take such actions as are necessary to continue the waiver for additional periods, including for one or more years, after the applicable expiration date unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2065 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$172	$301	$676
Investor Class	$90	$283	$492	$1,095
Service Class	$100	$314	$546	$1,212
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2065 (which is assumed to be at age 65). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2065, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations without any tactical adjustments by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. The Fund’s actual asset allocations may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors.

ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the
Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	41.12%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	8.86%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	7.15%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Janus Henderson Triton Fund N
International	25.24%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	8.92%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	4.91%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.49%
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.31%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities.

Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
No performance data is provided because the Fund commenced operations on January 10, 2025. Performance information for the Fund will appear in future versions of this Prospectus after the Fund has annual returns for one complete calendar year.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2024
Maria Mendelsberg, CFA	Portfolio Manager	2024
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
Purchase and Sale of Fund Shares
The Funds are not sold directly to the general public, but instead may be offered as underlying investments for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.
The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Funds may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Funds
Overview of the Funds
Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives.
The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through professionally designed retirement date-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long term.
ECM establishes asset allocations that it considers generally appropriate to investors at specific stages of their retirement, or other investment planning, and then periodically revises the asset mix to meet increasingly conservative investment needs as the investor nears retirement (or other targeted funding need). Therefore, an investor should consider selecting a Fund whose stated transition year is closest to their own projected retirement date (or other targeted funding need).
For those Funds farthest away from their stated transition year, allocations to equity securities are higher so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are lower. As an investor’s retirement date (or other targeted funding need) approaches, a Fund’s allocations to equity securities decrease and allocations to fixed income securities increase. After reaching the end of a Fund’s stated transition year, the Fund’s allocations to equity securities will continue to decrease over time in an effort to focus more on higher income and lower risk.
Investment Objective
The investment objective of each Fund is located in the “Fund Summaries” section at the front of this Prospectus.
Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.
Each Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year (which is assumed to be at age 65). Each Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as appropriate, growth, income and preservation of capital. Over time, each Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The following table demonstrates, under normal circumstances, how each Fund expects to allocate among equity, fixed income, and real estate-related Underlying Funds as of the date of this Prospectus:
Fund	Equity Fund Allocation	Fixed Income Fund Allocation	Real Estate Fund Allocation
Empower Lifetime 2015 Fund	25-45%	50-70%	0-10%
Empower Lifetime 2020 Fund	30-50%	45-65%	0-10%
Empower Lifetime 2025 Fund	40-60%	40-60%	0-10%
Empower Lifetime 2030 Fund	45-65%	30-50%	0-10%
Empower Lifetime 2035 Fund	55-75%	20-40%	0-10%
Empower Lifetime 2040 Fund	65-85%	10-30%	0-10%
Empower Lifetime 2045 Fund	75-95%	2-20%	0-10%
Empower Lifetime 2050 Fund	75-95%	2-20%	0-10%
Empower Lifetime 2055 Fund	75-95%	2-20%	0-10%
Empower Lifetime 2060 Fund	75-95%	2-20%	0-10%
Empower Lifetime 2065 Fund	75-95%	2-20%	0-10%
The following chart illustrates the target asset allocations among U.S. equity, foreign equity, fixed income, and real estate-related securities for the Funds. The illustration reflects neutral allocations without any tactical adjustments by ECM. The actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

ECM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying Funds. The first step in ECM’s allocation process is to determine each Fund’s asset class allocations. ECM bases this decision on the expected return potential of each asset class, the anticipated risks or volatility of each asset class, and similarities or differences in the typical investment cycle of the various asset classes.
Once the asset allocation is determined, ECM, using its proprietary investment process, selects the Underlying Funds and the percentage of each Fund’s assets that will be allocated to each Underlying Fund. In selecting Underlying Funds, ECM considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, historical performance, fees and expenses, asset size, management experience and background, and managerial style. Each Fund may invest in the Contract for allocations to the short-term bond/cash asset class. The Contract has a stable principal value and will pay each Fund a fixed rate of interest. The interest rate paid by the Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed.

The following table shows each Fund’s target allocation for the various asset classes and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus:
Asset Class (Underlying Funds)	Empower Lifetime 2015 Fund	Empower Lifetime 2020 Fund	Empower Lifetime 2025 Fund	Empower Lifetime 2030 Fund	Empower Lifetime 2035 Fund
Large Cap	20.28%	21.89%	24.83%	28.76%	33.52%
Empower Large Cap Growth Fund Institutional	*	*	*	*	*
Empower Large Cap Value Fund Institutional	*	*	*	*	*
Empower S&P 500® Index Fund Institutional	*	*	*	*	*
Mid Cap	4.98%	5.31%	5.94%	6.79%	7.80%
Empower Mid Cap Value Fund Institutional	*	*	*	*	*
Empower T. Rowe Price Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap	1.54%	1.88%	2.39%	3.07%	3.92%
Empower Small Cap Growth Fund Institutional	*	*	*	*	*
Empower Small Cap Value Fund Institutional	*	*	*	*	*
Janus Henderson Triton Fund N	*	*	*	*	*
International	7.65%	8.75%	10.50%	12.86%	15.82%
Empower International Growth Fund Institutional	*	*	*	*	*
Empower International Index Fund Institutional	*	*	*	*	*
Empower International Value Fund Institutional	*	*	*	*	*
Emerging Markets	2.00%	2.36%	2.94%	3.72%	4.74%
Empower Emerging Markets Equity Fund Institutional	*	*	*	*	*
Fidelity Emerging Markets Index Fund	*	*	*	*	*
Bond	40.95%	40.13%	37.06%	32.25%	25.01%
Empower Bond Index Fund Institutional	*	*	*	*	*
Empower Core Bond Fund Institutional	*	*	*	*	*
Empower Global Bond Fund Institutional	*	*	*	*	*
Empower High Yield Bond Fund Institutional	*	*	*	*	*
Empower Inflation-Protected Securities Fund Institutional	*	*	*	*	*
Empower Multi-Sector Bond Fund Institutional	*	*	*	*	*
Real Estate	2.71%	2.78%	2.87%	2.95%	3.03%
Empower Real Estate Index Fund Institutional	*	*	*	*	*
Short-Term Bond/Cash	19.89%	16.90%	13.47%	9.60%	6.16%
Empower of America Contract	*	*	*	*	*
Empower Short Duration Bond Fund Institutional	*	*	*	*	*

Asset Class (Underlying Funds)	Empower Lifetime 2040 Fund	Empower Lifetime 2045 Fund	Empower Lifetime 2050 Fund	Empower Lifetime 2055 Fund	Empower Lifetime 2060 Fund	Empower Lifetime 2065 Fund
Large Cap	37.84%	40.26%	41.43%	41.56%	41.11%	41.12%

Asset Class (Underlying Funds)	Empower Lifetime 2040 Fund	Empower Lifetime 2045 Fund	Empower Lifetime 2050 Fund	Empower Lifetime 2055 Fund	Empower Lifetime 2060 Fund	Empower Lifetime 2065 Fund
Empower Large Cap Growth Fund Institutional	*	*	*	*	*	*
Empower Large Cap Value Fund Institutional	*	*	*	*	*	*
Empower S&P 500® Index Fund Institutional	*	*	*	*	*	*
Mid Cap	8.68%	9.11%	9.23%	9.12%	8.88%	8.86%
Empower Mid Cap Value Fund Institutional	*	*	*	*	*	*
Empower T. Rowe Price Mid Cap Growth Fund Institutional	*	*	*	*	*	*
Small Cap	4.84%	5.58%	6.18%	6.65%	7.03%	7.15%
Empower Small Cap Growth Fund Institutional	*	*	*	*	*	*
Empower Small Cap Value Fund Institutional	*	*	*	*	*	*
Janus Henderson Triton Fund N	*	*	*	*	*	*
International	18.82%	21.10%	22.84%	24.08%	25.02%	25.24%
Empower International Growth Fund Institutional	*	*	*	*	*	*
Empower International Index Fund Institutional	*	*	*	*	*	*
Empower International Value Fund Institutional	*	*	*	*	*	*
Emerging Markets	5.82%	6.74%	7.52%	8.18%	8.76%	8.92%
Empower Emerging Markets Equity Fund Institutional	*	*	*	*	*	*
Fidelity Emerging Markets Index Fund	*	*	*	*	*	*
Bond	17.37%	12.18%	8.59%	6.51%	5.39%	4.91%
Empower Bond Index Fund Institutional	*	*	*	*	*	*
Empower Core Bond Fund Institutional	*	*	*	*	*	*
Empower Global Bond Fund Institutional	*	*	*	*	*	*
Empower High Yield Bond Fund Institutional	*	*	*	*	*	*
Empower Inflation- Protected Securities Fund Institutional	*	*
Empower Multi-Sector Bond Fund Institutional	*	*	*	*	*	*
Real Estate	3.12%	3.20%	3.28%	3.37%	3.45%	3.49%
Empower Real Estate Index Fund Institutional	*	*	*	*	*	*
Short-Term Bond/Cash	3.51%	1.83%	0.93%	0.53%	0.36%	0.31%
Empower of America Contract	*	*	*	*	*	*

Asset Class (Underlying Funds)	Empower Lifetime 2040 Fund	Empower Lifetime 2045 Fund	Empower Lifetime 2050 Fund	Empower Lifetime 2055 Fund	Empower Lifetime 2060 Fund	Empower Lifetime 2065 Fund
Empower Short Duration Bond Fund Institutional	*	*	*	*	*	*
ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed in the table above and may invest in Underlying Funds not listed above. Changes to asset class or Underlying Fund allocations and changes to Underlying Funds may be implemented promptly or gradually.
Each Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Rebalancing generally occurs on a periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of rebalancing, a Fund may incur related transaction expenses, including redemption fees by Underlying Funds, if applicable.
Underlying Funds may include mutual funds that are advised by ECM and mutual funds that are advised or sub-advised by affiliated or unaffiliated investment advisers. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. Additional information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at www.sec.gov.
In pursuing each Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not. There is no guarantee that any of the Funds will meet its respective objective. Each Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Empower Funds (the “Board”) without shareholder approval.
Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should a Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. The detailed descriptions of the principal investment risks set forth below apply to the Funds in varying degrees depending on the asset allocation of each Fund. The principal investment risks in the “Fund Summaries” section at the front of this Prospectus are presented in an order that reflects ECM's current assessment of relative importance of the principal investment risks for each Fund.
Fund-of-Funds Structure Risk

•Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.

•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

•Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more expenses than a direct investment in the Underlying Funds.

•The ability of each Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

•ECM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. ECM is subject to conflicts of interest because ECM serves as investment adviser to certain Underlying Funds, and because the fees paid to ECM by certain Underlying Funds may be higher than fees paid by other Underlying Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.

Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to each Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. The Funds do not participate directly in the actual experience of the assets underlying the Contract. It is important to note that only the Funds are entitled to the Contract’s guarantee of principal and interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal and interest rate. Neither the Funds, ECM, Empower of America nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income. If Empower of America were to become insolvent and unable to meet the guarantee, a Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law. Because the Contract is issued and guaranteed by a single issuer, Empower of America, the financial health of Empower of America may have a greater impact on the value of a Fund that invests in the Contract. Empower of America may terminate the Contract, decide to stop offering the Contract in its current form, or decide to stop offering the Contract altogether.
Target Date Fund Risk - The year in each Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). Each Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. An Underlying Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivatives will work as intended, and it is possible for the Underlying Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to an Underlying Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject an Underlying Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in an Underlying Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.

Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, an Underlying Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy. An index fund has operating and other expenses while an index does not. As a result, while an index fund will attempt to track a benchmark index as closely as possible, it will tend to underperform the benchmark index to some degree over time. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period an Underlying Fund holds IPS, the Underlying Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. Additionally, there can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by an Underlying Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying Fund’s investments and negatively impact the Underlying Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by demographic trends, the demand for real estate and rental property, the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, an Underlying Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
A complete listing of each Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors, including your projected retirement date, your projected financial needs and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Funds’ Fees and Expenses
The expenses shown in each Fund’s table of Annual Fund Operating Expenses (unless otherwise noted in the footnotes) are for the fiscal year ended December 31, 2025. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.

Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. ECM will arrange for Empower Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Funds. ECM is a subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
The Funds are managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager & Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Lifetime 2015, 2025, 2035, 2045 and 2055 Funds since 2014 and the Lifetime 2020, 2030, 2040, 2050, 2060 and 2065 Funds since inception, and joined ECM in 2011.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Lifetime 2015-2055 Funds since 2018, the Lifetime 2060 and 2065 Funds since inception, and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.
Advisory Fees
For its services, with respect to each Fund, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement and all other fees and expenses, except that the Funds shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Service Class shares, all shareholder services fees with respect to Investor Class and Service Class shares, and any extraordinary expenses, including litigation costs. With respect to each Fund invested in the Contract, ECM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund allocates to the Contract. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
Effective April 30, 2026, ECM contractually agreed to waive 0.01% of its advisory fees for certain of the Funds. The agreement’s current term ends on April 30, 2027. Thereafter, ECM may take such actions as are necessary to continue the waiver for additional periods, including for one or more years, after the applicable expiration date unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Funds’ Form N-CSR filing for the period ended June 30, 2025, and will be available in the Funds’ Form N-CSR filing for the period ended June 30, 2026.
The Funds enter into contractual arrangements with various parties, including the Funds’ investment adviser, that provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Shareholder Information
Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Funds offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Funds are generally available only to shareholders residing in the U.S. However, the Funds may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging a Fund’s shares is the net asset value of the Fund. Each Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which a Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.
A separate net asset value is calculated for each share class of a Fund. Net asset value is determined by dividing net assets of each of a Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Each Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. If current market prices or Underlying Fund net asset values are not readily available, each Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of a Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
A Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
Each Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. Each Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, each Fund typically expects to meet daily shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by each Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause a Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Funds invest to varying degrees in Underlying Funds that hold securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Funds’ investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in an Underlying Fund’s shares, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if an Underlying Fund holds other types of less liquid securities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at a Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by a Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to a Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Funds do not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Funds may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Funds.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Funds held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which a Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Funds, will be voted in the same proportion as shares for which the Funds have received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
Each Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. Each Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not such Fund qualifies as a regulated investment company.
If a Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by a Fund. In addition, under current law, owners of variable contracts who are indirectly invested in a Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if a Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in a Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.
Share Classes
The Funds have three classes of shares, Institutional Class, Investor Class and Service Class shares. Each class is identical except that Service Class shares have a distribution and service plan that is described below, and Investor Class and Service Class shares have a shareholder services fee that is described below.

Service Class Distribution Plan
The Funds have adopted a distribution, or “Rule 12b-1,” plan for their Service Class shares. The plan allows the Service Class shares of the Funds to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sale of Service Class shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Service Class shareholders.
The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of each Fund). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Service Class shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.

EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Institutional Class, Investor Class and Service Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of each Fund throughout the periods indicated.

Empower Lifetime 2015 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$12.95	0.38	0.93	1.31	(0.35)	(0.15)	(0.50)	$13.76	10.14%
12/31/2024	$12.74	0.38	0.44	0.82	(0.35)	(0.26)	(0.61)	$12.95	6.43%
12/31/2023	$12.06	0.33	0.90	1.23	(0.37)	(0.18)	(0.55)	$12.74	10.33%
12/31/2022	$14.83	0.26	(2.07)	(1.81)	(0.26)	(0.70)	(0.96)	$12.06	(12.27%)
12/31/2021	$14.77	0.35	0.90	1.25	(0.33)	(0.86)	(1.19)	$14.83	8.48%
Service Class
12/31/2025	$12.94	0.29	0.99	1.28	(0.32)	(0.15)	(0.47)	$13.75	9.92%
12/31/2024	$12.71	0.31	0.50	0.81	(0.32)	(0.26)	(0.58)	$12.94	6.39%
12/31/2023	$12.03	0.31	0.90	1.21	(0.35)	(0.18)	(0.53)	$12.71	10.18%
12/31/2022	$14.79	0.25	(2.07)	(1.82)	(0.24)	(0.70)	(0.94)	$12.03	(12.36%)
12/31/2021	$14.72	0.29	0.94	1.23	(0.30)	(0.86)	(1.16)	$14.79	8.39%
Institutional Class
12/31/2025	$7.14	0.20	0.55	0.75	(0.40)	(0.15)	(0.55)	$7.34	10.54%
12/31/2024	$7.30	0.23	0.27	0.50	(0.40)	(0.26)	(0.66)	$7.14	6.82%
12/31/2023	$7.15	0.23	0.52	0.75	(0.42)	(0.18)	(0.60)	$7.30	10.69%
12/31/2022	$9.26	0.20	(1.30)	(1.10)	(0.31)	(0.70)	(1.01)	$7.15	(11.95%)
12/31/2021	$9.67	0.24	0.61	0.85	(0.40)	(0.86)	(1.26)	$9.26	8.85%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$334,896	0.47%	0.42%	2.80%	32%
12/31/2024	$300,597	0.47%	0.42%	2.87%	14%
12/31/2023	$296,360	0.47%	0.42%	2.63%	14%
12/31/2022	$311,878	0.47%	0.43%	2.00%	17%
12/31/2021	$422,380	0.47%	0.43%	2.27%	25%
Service Class
12/31/2025	$82,667	0.57%	0.52%	2.16%	32%
12/31/2024	$111,207	0.57%	0.52%	2.32%	14%
12/31/2023	$143,675	0.57%	0.52%	2.53%	14%
12/31/2022	$182,845	0.57%	0.53%	1.86%	17%
12/31/2021	$268,126	0.57%	0.53%	1.88%	25%
Institutional Class
12/31/2025	$34,850	0.12%	0.07%	2.63%	32%
12/31/2024	$48,556	0.12%	0.07%	3.11%	14%
12/31/2023	$55,632	0.12%	0.07%	3.17%	14%
12/31/2022	$51,615	0.12%	0.08%	2.48%	17%
12/31/2021	$61,545	0.12%	0.08%	2.45%	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2020 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$10.23	0.32	0.77	1.09	(0.29)	(0.19)	(0.48)	$10.84	10.69%
12/31/2024	$9.95	0.32	0.37	0.69	(0.30)	(0.11)	(0.41)	$10.23	6.95%
12/31/2023	$9.39	0.26	0.76	1.02	(0.27)	(0.19)	(0.46)	$9.95	10.97%
12/31/2022	$11.70	0.20	(1.71)	(1.51)	(0.21)	(0.59)	(0.80)	$9.39	(12.95%)
12/31/2021	$11.57	0.30	0.76	1.06	(0.28)	(0.65)	(0.93)	$11.70	9.17%
Service Class
12/31/2025	$10.38	0.28	0.82	1.10	(0.28)	(0.19)	(0.47)	$11.01	10.59%
12/31/2024	$10.08	0.27	0.41	0.68	(0.27)	(0.11)	(0.38)	$10.38	6.76%
12/31/2023	$9.50	0.28	0.74	1.02	(0.25)	(0.19)	(0.44)	$10.08	10.86%
12/31/2022	$11.81	0.23	(1.76)	(1.53)	(0.19)	(0.59)	(0.78)	$9.50	(12.97%)
12/31/2021	$11.64	0.27	0.79	1.06	(0.24)	(0.65)	(0.89)	$11.81	9.12%
Institutional Class
12/31/2025	$10.22	0.31	0.83	1.14	(0.33)	(0.19)	(0.52)	$10.84	11.14%
12/31/2024	$9.94	0.35	0.37	0.72	(0.33)	(0.11)	(0.44)	$10.22	7.28%
12/31/2023	$9.40	0.30	0.75	1.05	(0.32)	(0.19)	(0.51)	$9.94	11.30%
12/31/2022	$11.73	0.24	(1.72)	(1.48)	(0.26)	(0.59)	(0.85)	$9.40	(12.61%)
12/31/2021	$11.60	0.35	0.76	1.11	(0.33)	(0.65)	(0.98)	$11.73	9.60%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$486,143	0.47%	0.43%	2.98%	30%
12/31/2024	$381,420	0.47%	0.43%	3.07%	17%
12/31/2023	$320,587	0.47%	0.43%	2.67%	27%
12/31/2022	$319,793	0.47%	0.44%	1.93%	30%
12/31/2021	$392,502	0.47%	0.44%	2.51%	26%
Service Class
12/31/2025	$9,523	0.57%	0.53%	2.61%	30%
12/31/2024	$10,863	0.57%	0.53%	2.55%	17%
12/31/2023	$16,806	0.57%	0.53%	2.89%	27%
12/31/2022	$17,343	0.57%	0.54%	2.22%	30%
12/31/2021	$24,730	0.57%	0.54%	2.23%	26%
Institutional Class
12/31/2025	$20,681	0.12%	0.08%	2.95%	30%
12/31/2024	$29,570	0.12%	0.08%	3.42%	17%
12/31/2023	$30,257	0.12%	0.08%	3.06%	27%
12/31/2022	$34,008	0.12%	0.09%	2.28%	30%
12/31/2021	$46,048	0.12%	0.09%	2.90%	26%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2025 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$13.71	0.45	1.15	1.60	(0.34)	(0.28)	(0.62)	$14.69	11.70%
12/31/2024	$13.40	0.45	0.54	0.99	(0.34)	(0.34)	(0.68)	$13.71	7.33%
12/31/2023	$12.52	0.34	1.13	1.47	(0.31)	(0.28)	(0.59)	$13.40	11.91%
12/31/2022	$15.65	0.26	(2.42)	(2.16)	(0.23)	(0.74)	(0.97)	$12.52	(13.83%)
12/31/2021	$15.50	0.39	1.18	1.57	(0.35)	(1.07)	(1.42)	$15.65	10.16%
Service Class
12/31/2025	$13.72	0.31	1.28	1.59	(0.31)	(0.28)	(0.59)	$14.72	11.57%
12/31/2024	$13.38	0.34	0.65	0.99	(0.31)	(0.34)	(0.65)	$13.72	7.34%
12/31/2023	$12.50	0.32	1.13	1.45	(0.29)	(0.28)	(0.57)	$13.38	11.72%
12/31/2022	$15.61	0.23	(2.39)	(2.16)	(0.21)	(0.74)	(0.95)	$12.50	(13.88%)
12/31/2021	$15.44	0.32	1.23	1.55	(0.31)	(1.07)	(1.38)	$15.61	10.09%
Institutional Class
12/31/2025	$5.89	0.16	0.55	0.71	(0.39)	(0.28)	(0.67)	$5.93	12.06%
12/31/2024	$6.13	0.21	0.27	0.48	(0.38)	(0.34)	(0.72)	$5.89	7.83%
12/31/2023	$6.07	0.20	0.52	0.72	(0.38)	(0.28)	(0.66)	$6.13	12.18%
12/31/2022	$8.20	0.16	(1.26)	(1.10)	(0.29)	(0.74)	(1.03)	$6.07	(13.43%)
12/31/2021	$8.78	0.24	0.68	0.92	(0.43)	(1.07)	(1.50)	$8.20	10.52%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$1,209,556	0.47%	0.44%	3.14%	35%
12/31/2024	$799,709	0.47%	0.44%	3.24%	20%
12/31/2023	$577,246	0.47%	0.44%	2.64%	20%
12/31/2022	$541,300	0.47%	0.44%	1.88%	20%
12/31/2021	$655,221	0.47%	0.45%	2.43%	29%
Service Class
12/31/2025	$307,077	0.57%	0.54%	2.18%	35%
12/31/2024	$392,833	0.57%	0.54%	2.47%	20%
12/31/2023	$463,127	0.57%	0.54%	2.45%	20%
12/31/2022	$541,410	0.57%	0.54%	1.67%	20%
12/31/2021	$764,922	0.57%	0.55%	2.00%	29%
Institutional Class
12/31/2025	$132,183	0.12%	0.09%	2.60%	35%
12/31/2024	$174,511	0.12%	0.09%	3.25%	20%
12/31/2023	$178,282	0.12%	0.09%	3.13%	20%
12/31/2022	$180,371	0.12%	0.09%	2.29%	20%
12/31/2021	$188,094	0.12%	0.10%	2.66%	29%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2030 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$10.49	0.36	1.00	1.36	(0.29)	(0.21)	(0.50)	$11.35	12.97%
12/31/2024	$10.25	0.36	0.47	0.83	(0.30)	(0.29)	(0.59)	$10.49	8.06%
12/31/2023	$9.56	0.27	0.96	1.23	(0.26)	(0.28)	(0.54)	$10.25	13.07%
12/31/2022	$12.22	0.19	(1.98)	(1.79)	(0.19)	(0.68)	(0.87)	$9.56	(14.62%)
12/31/2021	$11.94	0.35	1.03	1.38	(0.32)	(0.78)	(1.10)	$12.22	11.60%
Service Class
12/31/2025	$10.65	0.26	1.10	1.36	(0.26)	(0.21)	(0.47)	$11.54	12.80%
12/31/2024	$10.38	0.29	0.54	0.83	(0.27)	(0.29)	(0.56)	$10.65	7.98%
12/31/2023	$9.67	0.26	0.97	1.23	(0.24)	(0.28)	(0.52)	$10.38	12.93%
12/31/2022	$12.34	0.19	(2.01)	(1.82)	(0.17)	(0.68)	(0.85)	$9.67	(14.72%)
12/31/2021	$12.02	0.30	1.08	1.38	(0.28)	(0.78)	(1.06)	$12.34	11.54%
Institutional Class
12/31/2025	$10.51	0.29	1.10	1.39	(0.31)	(0.21)	(0.52)	$11.38	13.30%
12/31/2024	$10.25	0.37	0.51	0.88	(0.33)	(0.29)	(0.62)	$10.51	8.54%
12/31/2023	$9.58	0.30	0.96	1.26	(0.31)	(0.28)	(0.59)	$10.25	13.34%
12/31/2022	$12.26	0.24	(1.99)	(1.75)	(0.25)	(0.68)	(0.93)	$9.58	(14.29%)
12/31/2021	$11.98	0.38	1.05	1.43	(0.37)	(0.78)	(1.15)	$12.26	12.00%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$1,139,981	0.47%	0.45%	3.27%	26%
12/31/2024	$639,666	0.47%	0.45%	3.38%	13%
12/31/2023	$406,535	0.47%	0.45%	2.70%	26%
12/31/2022	$332,604	0.47%	0.45%	1.77%	26%
12/31/2021	$368,130	0.47%	0.45%	2.75%	25%
Service Class
12/31/2025	$30,261	0.57%	0.55%	2.29%	26%
12/31/2024	$34,979	0.57%	0.55%	2.67%	13%
12/31/2023	$36,594	0.57%	0.55%	2.56%	26%
12/31/2022	$35,169	0.57%	0.55%	1.82%	26%
12/31/2021	$46,395	0.57%	0.55%	2.39%	25%
Institutional Class
12/31/2025	$65,940	0.12%	0.10%	2.59%	26%
12/31/2024	$88,197	0.12%	0.10%	3.46%	13%
12/31/2023	$73,954	0.12%	0.10%	3.00%	26%
12/31/2022	$64,855	0.12%	0.10%	2.22%	26%
12/31/2021	$76,991	0.12%	0.10%	3.03%	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2035 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$13.78	0.41	1.55	1.96	(0.29)	(0.34)	(0.63)	$15.11	14.35%
12/31/2024	$13.38	0.42	0.81	1.23	(0.30)	(0.53)	(0.83)	$13.78	9.19%
12/31/2023	$12.22	0.31	1.43	1.74	(0.26)	(0.32)	(0.58)	$13.38	14.40%
12/31/2022	$15.70	0.24	(2.69)	(2.45)	(0.19)	(0.84)	(1.03)	$12.22	(15.62%)
12/31/2021	$15.17	0.46	1.57	2.03	(0.37)	(1.13)	(1.50)	$15.70	13.46%
Service Class
12/31/2025	$13.57	0.30	1.61	1.91	(0.26)	(0.34)	(0.60)	$14.88	14.21%
12/31/2024	$13.18	0.34	0.85	1.19	(0.27)	(0.53)	(0.80)	$13.57	9.06%
12/31/2023	$12.03	0.30	1.40	1.70	(0.23)	(0.32)	(0.55)	$13.18	14.32%
12/31/2022	$15.46	0.20	(2.62)	(2.42)	(0.17)	(0.84)	(1.01)	$12.03	(15.70%)
12/31/2021	$14.94	0.36	1.62	1.98	(0.33)	(1.13)	(1.46)	$15.46	13.34%
Institutional Class
12/31/2025	$5.44	0.14	0.64	0.78	(0.34)	(0.34)	(0.68)	$5.54	14.63%
12/31/2024	$5.77	0.20	0.35	0.55	(0.35)	(0.53)	(0.88)	$5.44	9.54%
12/31/2023	$5.61	0.17	0.64	0.81	(0.33)	(0.32)	(0.65)	$5.77	14.91%
12/31/2022	$7.92	0.14	(1.34)	(1.20)	(0.27)	(0.84)	(1.11)	$5.61	(15.29%)
12/31/2021	$8.36	0.24	0.90	1.14	(0.45)	(1.13)	(1.58)	$7.92	13.83%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$1,197,684	0.47%	0.46%	2.80%	37%
12/31/2024	$775,753	0.47%	0.46%	2.98%	16%
12/31/2023	$574,908	0.47%	0.46%	2.41%	23%
12/31/2022	$487,896	0.47%	0.46%	1.75%	22%
12/31/2021	$549,911	0.47%	0.46%	2.84%	29%
Service Class
12/31/2025	$492,441	0.57%	0.56%	2.12%	37%
12/31/2024	$524,495	0.57%	0.56%	2.49%	16%
12/31/2023	$566,915	0.57%	0.56%	2.38%	23%
12/31/2022	$607,917	0.57%	0.56%	1.47%	22%
12/31/2021	$848,269	0.57%	0.56%	2.26%	29%
Institutional Class
12/31/2025	$203,635	0.12%	0.11%	2.45%	37%
12/31/2024	$245,015	0.12%	0.11%	3.29%	16%
12/31/2023	$211,088	0.12%	0.11%	2.97%	23%
12/31/2022	$192,523	0.12%	0.11%	2.16%	22%
12/31/2021	$209,808	0.12%	0.11%	2.77%	29%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2040 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$10.62	0.31	1.35	1.66	(0.26)	(0.31)	(0.57)	$11.71	15.68%
12/31/2024	$10.28	0.32	0.72	1.04	(0.28)	(0.42)	(0.70)	$10.62	10.19%
12/31/2023	$9.38	0.25	1.21	1.46	(0.24)	(0.32)	(0.56)	$10.28	15.73%
12/31/2022	$12.40	0.17	(2.19)	(2.02)	(0.17)	(0.83)	(1.00)	$9.38	(16.30%)
12/31/2021	$11.89	0.40	1.39	1.79	(0.36)	(0.92)	(1.28)	$12.40	15.11%
Service Class
12/31/2025	$10.80	0.24	1.44	1.68	(0.23)	(0.31)	(0.54)	$11.94	15.66%
12/31/2024	$10.43	0.25	0.79	1.04	(0.25)	(0.42)	(0.67)	$10.80	10.06%
12/31/2023	$9.50	0.23	1.23	1.46	(0.21)	(0.32)	(0.53)	$10.43	15.61%
12/31/2022	$12.53	0.18	(2.23)	(2.05)	(0.15)	(0.83)	(0.98)	$9.50	(16.41%)
12/31/2021	$11.98	0.35	1.44	1.79	(0.32)	(0.92)	(1.24)	$12.53	14.97%
Institutional Class
12/31/2025	$10.71	0.26	1.46	1.72	(0.28)	(0.31)	(0.59)	$11.84	16.20%
12/31/2024	$10.36	0.38	0.70	1.08	(0.31)	(0.42)	(0.73)	$10.71	10.51%
12/31/2023	$9.46	0.29	1.21	1.50	(0.28)	(0.32)	(0.60)	$10.36	16.10%
12/31/2022	$12.51	0.21	(2.21)	(2.00)	(0.22)	(0.83)	(1.05)	$9.46	(16.00%)
12/31/2021	$11.99	0.42	1.43	1.85	(0.41)	(0.92)	(1.33)	$12.51	15.52%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$832,106	0.47%	0.46%	2.77%	31%
12/31/2024	$496,463	0.47%	0.46%	2.95%	12%
12/31/2023	$336,555	0.47%	0.46%	2.52%	19%
12/31/2022	$252,781	0.47%	0.46%	1.65%	24%
12/31/2021	$260,810	0.47%	0.46%	3.12%	24%
Service Class
12/31/2025	$24,811	0.57%	0.56%	2.11%	31%
12/31/2024	$25,005	0.57%	0.56%	2.24%	12%
12/31/2023	$25,253	0.57%	0.56%	2.27%	19%
12/31/2022	$25,728	0.57%	0.56%	1.67%	24%
12/31/2021	$38,173	0.57%	0.56%	2.66%	24%
Institutional Class
12/31/2025	$50,680	0.12%	0.11%	2.33%	31%
12/31/2024	$70,765	0.12%	0.11%	3.46%	12%
12/31/2023	$55,535	0.12%	0.11%	2.85%	19%
12/31/2022	$44,836	0.12%	0.11%	1.99%	24%
12/31/2021	$58,214	0.12%	0.11%	3.22%	24%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2045 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$14.13	0.38	1.96	2.34	(0.26)	(0.45)	(0.71)	$15.76	16.71%
12/31/2024	$13.56	0.39	1.07	1.46	(0.27)	(0.62)	(0.89)	$14.13	10.82%
12/31/2023	$12.15	0.29	1.72	2.01	(0.23)	(0.37)	(0.60)	$13.56	16.73%
12/31/2022	$15.97	0.22	(2.90)	(2.68)	(0.18)	(0.96)	(1.14)	$12.15	(16.82%)
12/31/2021	$15.17	0.53	1.89	2.42	(0.41)	(1.21)	(1.62)	$15.97	16.02%
Service Class
12/31/2025	$13.40	0.27	1.92	2.19	(0.23)	(0.45)	(0.68)	$14.91	16.52%
12/31/2024	$12.89	0.32	1.06	1.38	(0.25)	(0.62)	(0.87)	$13.40	10.75%
12/31/2023	$11.57	0.26	1.63	1.89	(0.20)	(0.37)	(0.57)	$12.89	16.57%
12/31/2022	$15.26	0.17	(2.75)	(2.58)	(0.15)	(0.96)	(1.11)	$11.57	(16.92%)
12/31/2021	$14.54	0.39	1.91	2.30	(0.37)	(1.21)	(1.58)	$15.26	15.91%
Institutional Class
12/31/2025	$5.61	0.13	0.81	0.94	(0.31)	(0.45)	(0.76)	$5.79	17.15%
12/31/2024	$5.90	0.19	0.47	0.66	(0.33)	(0.62)	(0.95)	$5.61	11.17%
12/31/2023	$5.63	0.17	0.77	0.94	(0.30)	(0.37)	(0.67)	$5.90	17.19%
12/31/2022	$8.19	0.14	(1.49)	(1.35)	(0.25)	(0.96)	(1.21)	$5.63	(16.54%)
12/31/2021	$8.51	0.28	1.10	1.38	(0.49)	(1.21)	(1.70)	$8.19	16.39%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$891,657	0.47%	0.47%	2.49%	39%
12/31/2024	$577,099	0.47%	0.47%	2.69%	15%
12/31/2023	$431,493	0.47%	0.47%	2.27%	19%
12/31/2022	$322,379	0.47%	0.47%	1.66%	21%
12/31/2021	$324,585	0.47%	0.47%	3.19%	29%
Service Class
12/31/2025	$355,232	0.57%	0.57%	1.88%	39%
12/31/2024	$370,445	0.57%	0.57%	2.32%	15%
12/31/2023	$385,495	0.57%	0.57%	2.15%	19%
12/31/2022	$397,179	0.57%	0.57%	1.34%	21%
12/31/2021	$572,549	0.57%	0.57%	2.50%	29%
Institutional Class
12/31/2025	$157,414	0.12%	0.12%	2.24%	39%
12/31/2024	$186,514	0.12%	0.12%	3.01%	15%
12/31/2023	$161,066	0.12%	0.12%	2.80%	19%
12/31/2022	$136,504	0.12%	0.12%	2.05%	21%
12/31/2021	$151,185	0.12%	0.12%	3.11%	29%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2050 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$11.23	0.29	1.64	1.93	(0.25)	(0.39)	(0.64)	$12.52	17.26%
12/31/2024	$10.83	0.32	0.88	1.20	(0.28)	(0.52)	(0.80)	$11.23	11.14%
12/31/2023	$9.76	0.25	1.39	1.64	(0.23)	(0.34)	(0.57)	$10.83	17.05%
12/31/2022	$12.96	0.19	(2.39)	(2.20)	(0.17)	(0.83)	(1.00)	$9.76	(16.95%)
12/31/2021	$12.37	0.47	1.52	1.99	(0.40)	(1.00)	(1.40)	$12.96	16.15%
Service Class
12/31/2025	$11.40	0.23	1.72	1.95	(0.22)	(0.39)	(0.61)	$12.74	17.22%
12/31/2024	$10.97	0.27	0.93	1.20	(0.25)	(0.52)	(0.77)	$11.40	11.02%
12/31/2023	$9.87	0.26	1.38	1.64	(0.20)	(0.34)	(0.54)	$10.97	16.86%
12/31/2022	$13.08	0.16	(2.39)	(2.23)	(0.15)	(0.83)	(0.98)	$9.87	(17.07%)
12/31/2021	$12.44	0.37	1.62	1.99	(0.35)	(1.00)	(1.35)	$13.08	16.06%
Institutional Class
12/31/2025	$11.29	0.26	1.73	1.99	(0.28)	(0.39)	(0.67)	$12.61	17.71%
12/31/2024	$10.88	0.36	0.88	1.24	(0.31)	(0.52)	(0.83)	$11.29	11.49%
12/31/2023	$9.81	0.32	1.36	1.68	(0.27)	(0.34)	(0.61)	$10.88	17.43%
12/31/2022	$13.03	0.20	(2.37)	(2.17)	(0.22)	(0.83)	(1.05)	$9.81	(16.65%)
12/31/2021	$12.43	0.47	1.58	2.05	(0.45)	(1.00)	(1.45)	$13.03	16.56%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$540,035	0.47%	0.47%	2.43%	33%
12/31/2024	$340,307	0.47%	0.47%	2.74%	12%
12/31/2023	$240,701	0.47%	0.47%	2.43%	12%
12/31/2022	$144,747	0.47%	0.47%	1.76%	20%
12/31/2021	$123,992	0.47%	0.47%	3.45%	24%
Service Class
12/31/2025	$22,522	0.57%	0.57%	1.90%	33%
12/31/2024	$22,694	0.57%	0.57%	2.34%	12%
12/31/2023	$23,385	0.57%	0.57%	2.44%	12%
12/31/2022	$22,872	0.57%	0.57%	1.42%	20%
12/31/2021	$33,950	0.57%	0.57%	2.72%	24%
Institutional Class
12/31/2025	$47,509	0.12%	0.12%	2.18%	33%
12/31/2024	$61,377	0.12%	0.12%	3.12%	12%
12/31/2023	$46,790	0.12%	0.12%	3.02%	12%
12/31/2022	$35,495	0.12%	0.12%	1.81%	20%
12/31/2021	$43,569	0.12%	0.12%	3.47%	24%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2055 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$18.29	0.47	2.76	3.23	(0.21)	(0.43)	(0.64)	$20.88	17.71%
12/31/2024	$17.17	0.52	1.37	1.89	(0.22)	(0.55)	(0.77)	$18.29	11.10%
12/31/2023	$15.20	0.37	2.20	2.57	(0.20)	(0.40)	(0.60)	$17.17	17.06%
12/31/2022	$19.79	0.28	(3.67)	(3.39)	(0.16)	(1.04)	(1.20)	$15.20	(17.13%)
12/31/2021	$18.56	0.69	2.29	2.98	(0.43)	(1.32)	(1.75)	$19.79	16.10%
Service Class
12/31/2025	$17.58	0.34	2.73	3.07	(0.17)	(0.43)	(0.60)	$20.05	17.54%
12/31/2024	$16.52	0.37	1.44	1.81	(0.20)	(0.55)	(0.75)	$17.58	11.00%
12/31/2023	$14.64	0.33	2.12	2.45	(0.17)	(0.40)	(0.57)	$16.52	16.88%
12/31/2022	$19.08	0.22	(3.49)	(3.27)	(0.13)	(1.04)	(1.17)	$14.64	(17.16%)
12/31/2021	$17.93	0.50	2.36	2.86	(0.39)	(1.32)	(1.71)	$19.08	15.94%
Institutional Class
12/31/2025	$4.55	0.11	0.70	0.81	(0.27)	(0.43)	(0.70)	$4.66	18.18%
12/31/2024	$4.85	0.16	0.38	0.54	(0.29)	(0.55)	(0.84)	$4.55	11.41%
12/31/2023	$4.73	0.14	0.67	0.81	(0.29)	(0.40)	(0.69)	$4.85	17.52%
12/31/2022	$7.24	0.12	(1.34)	(1.22)	(0.25)	(1.04)	(1.29)	$4.73	(16.90%)
12/31/2021	$7.81	0.26	1.03	1.29	(0.54)	(1.32)	(1.86)	$7.24	16.54%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$331,964	0.47%	0.47%	2.36%	43%
12/31/2024	$209,285	0.47%	0.47%	2.83%	15%
12/31/2023	$142,460	0.47%	0.47%	2.30%	19%
12/31/2022	$93,973	0.47%	0.47%	1.69%	22%
12/31/2021	$85,259	0.47%	0.47%	3.39%	32%
Service Class
12/31/2025	$243,500	0.57%	0.57%	1.80%	43%
12/31/2024	$240,746	0.57%	0.57%	2.09%	15%
12/31/2023	$236,790	0.57%	0.57%	2.10%	19%
12/31/2022	$230,635	0.57%	0.57%	1.36%	22%
12/31/2021	$309,711	0.57%	0.57%	2.58%	32%
Institutional Class
12/31/2025	$153,949	0.12%	0.12%	2.22%	43%
12/31/2024	$157,897	0.12%	0.12%	3.10%	15%
12/31/2023	$123,224	0.12%	0.12%	2.82%	19%
12/31/2022	$92,095	0.12%	0.12%	1.99%	22%
12/31/2021	$100,392	0.12%	0.12%	3.06%	32%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2060 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$10.75	0.29	1.63	1.92	(0.23)	(0.63)	(0.86)	$11.81	17.97%
12/31/2024	$10.32	0.33	0.79	1.12	(0.26)	(0.43)	(0.69)	$10.75	10.90%
12/31/2023	$9.26	0.27	1.28	1.55	(0.25)	(0.24)	(0.49)	$10.32	16.97%
12/31/2022	$12.19	0.19	(2.27)	(2.08)	(0.21)	(0.64)	(0.85)	$9.26	(17.10%)
12/31/2021	$11.42	0.51	1.30	1.81	(0.44)	(0.60)	(1.04)	$12.19	15.89%
Service Class
12/31/2025	$10.85	0.25	1.67	1.92	(0.21)	(0.63)	(0.84)	$11.93	17.82%
12/31/2024	$10.39	0.27	0.85	1.12	(0.23)	(0.43)	(0.66)	$10.85	10.81%
12/31/2023	$9.31	0.31	1.24	1.55	(0.23)	(0.24)	(0.47)	$10.39	16.89%
12/31/2022	$12.25	0.19	(2.29)	(2.10)	(0.20)	(0.64)	(0.84)	$9.31	(17.15%)
12/31/2021	$11.46	0.52	1.28	1.80	(0.41)	(0.60)	(1.01)	$12.25	15.69%
Institutional Class
12/31/2025	$10.82	0.20	1.78	1.98	(0.25)	(0.63)	(0.88)	$11.92	18.43%
12/31/2024	$10.37	0.38	0.79	1.17	(0.29)	(0.43)	(0.72)	$10.82	11.33%
12/31/2023	$9.31	0.30	1.29	1.59	(0.29)	(0.24)	(0.53)	$10.37	17.35%
12/31/2022	$12.23	0.26	(2.32)	(2.06)	(0.22)	(0.64)	(0.86)	$9.31	(16.84%)
12/31/2021	$11.46	0.50	1.36	1.86	(0.49)	(0.60)	(1.09)	$12.23	16.26%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$133,225	0.47%	0.47%	2.54%	43%
12/31/2024	$70,255	0.47%	0.47%	2.97%	18%
12/31/2023	$40,984	0.47%	0.47%	2.79%	17%
12/31/2022	$18,430	0.47%	0.47%	1.83%	32%
12/31/2021	$14,125	0.47%	0.47%	4.02%	46%
Service Class
12/31/2025	$3,171	0.57%	0.57%	2.14%	43%
12/31/2024	$2,098	0.57%	0.57%	2.43%	18%
12/31/2023	$1,727	0.57%	0.57%	3.09%	17%
12/31/2022	$830	0.57%	0.57%	1.89%	32%
12/31/2021	$805	0.57%	0.57%	4.12%	46%
Institutional Class
12/31/2025	$9,869	0.12%	0.12%	1.72%	43%
12/31/2024	$19,066	0.12%	0.12%	3.43%	18%
12/31/2023	$11,065	0.12%	0.12%	2.98%	17%
12/31/2022	$6,786	0.12%	0.12%	2.57%	32%
12/31/2021	$3,245	0.12%	0.12%	3.97%	46%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.

Empower Lifetime 2065 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025 (d)	$10.00	(0.24)	2.20	1.96	(0.24)	(0.02)	(0.26)	$11.70	19.54% (e)
Service Class
12/31/2025 (d)	$10.00	2.61	(0.69)	1.92	(0.26)	(0.02)	(0.28)	$11.64	19.22% (e)
Institutional Class
12/31/2025 (d)	$10.00	(0.43)	2.40	1.97	(0.26)	(0.02)	(0.28)	$11.69	19.67% (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Investor Class
12/31/2025 (d)	$21	0.47% (h)	0.47% (h)	(2.21%) (h)	20% (e)
Service Class
12/31/2025 (d)	$106	0.57% (h)	0.50% (h)	23.96% (h)	20% (e)
Institutional Class
12/31/2025 (d)	$12	0.12% (h)	0.12% (h)	(4.06%) (h)	20% (e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 10, 2025.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Funds, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Funds are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Mid Cap Value Fund
Institutional Class Ticker: MXKJX
Investor Class Ticker: MXMVX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.46%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.11%
Total Annual Fund Operating Expenses	0.70%	1.13%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.70%	1.05%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.70% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871
Investor Class	$107	$351	$615	$1,367
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 197% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. mid-capitalization (“mid cap”) companies, including foreign issuers that are traded in the U.S. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Value Index at the time of initial purchase. As of December 31, 2025, the market capitalization range of the Russell Midcap® Value Index was between $6.2 billion and $42.5 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund may invest in real estate investment trusts (“REITs”) and derivatives, including but not limited to futures contracts. The Fund may engage in active and frequent trading of its portfolio securities.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM manages the Fund using a quantitative investment process, in combination with a qualitative overlay. GSAM’s investment style emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Quantitative Model Risk - Securities selected by the Sub-Adviser using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential
2

issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders).
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	19.60%
Worst Quarter	March 31, 2020	-33.86%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	8.69%	11.01%	9.78%
Investor Class	8.32%	10.63%	9.40%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	11.05%	9.83%	9.78%
Investment Adviser
ECM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Len Ioffe, CFA	Managing Director	2011
Osman Ali, CFA	Managing Director	2013
Dennis Walsh	Managing Director	2013
Takashi Suwabe	Managing Director	2021
Sharanya Srinivasan	Managing Director	2024
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. mid cap companies, including foreign issuers that are traded in the U.S. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Value Index at the time of initial purchase. As of December 31, 2025, the market capitalization range of the Russell Midcap® Value Index was between $6.2 billion and $42.5 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund may invest in REITs and derivatives, including but not limited to futures contracts. The Fund may engage in active and frequent trading of its portfolio securities.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM. GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally based stock selection, careful portfolio construction and efficient implementation.
•Step 1: Stock Selection - GSAM attempts to forecast expected returns on approximately 4,000 U.S. stocks on a daily basis using proprietary models developed by the quantitative investment strategies team. These models, based on certain investment themes such as fundamental mispricings, high-quality business models, sentiment analysis, and market themes and trends, assess a wide range of indicators.

•Step 2: Portfolio Construction - GSAM then seeks to manage risk by maintaining characteristics (such as size) that are similar to those of the applicable benchmark index and by limiting the size of individual stock positions. GSAM also seeks to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights.

•Step 3: Efficient Implementation - The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes into account expected execution costs and evaluates multiple trading options.
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GSAM’s stock selection process relies on quantitative techniques with a qualitative overlay. As a result of the qualitative overlay, GSAM may make investment decisions that deviate from those generated by its proprietary models, at its discretion. GSAM may sell a security when it finds a more attractive investment opportunity from an overall risk/return assessment. Portfolios are traded on a regular basis, explicitly weighing transaction costs against possible improvements in the risk/reward profile.
Although not considered a principal investment strategy, GSAM may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock, a type of equity security the Fund primarily invests in, represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs that invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs that invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (3) hybrid REITs that combine the characteristics of equity REITs and mortgage REITs.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by demographic trends, the demand for real estate and rental property, quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies
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carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Quantitative Model Risk - Securities selected by the Sub-Adviser using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Quantitative investment models may underperform in certain market environments, including stressed or volatile market conditions. The factors used in quantitative analysis and the weight placed on those factors may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative investment model. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. Models may also use artificial intelligence techniques, such as natural language processing and machine learning, which could be less transparent or interpretable and could produce unexpected results, which can result in losses. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the quantitative model and the Sub-Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders). These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.67% of the Fund’s average daily net assets on assets up to $3 billion and 0.66% of the average daily net assets on assets over $3 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.70% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, has been registered as an investment adviser pursuant to the Advisers Act since 1990.

•Len Ioffe, CFA, Managing Director, has served as portfolio manager of the Fund since 2011 and joined GSAM in 1994.
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•Osman Ali, CFA, Managing Director, has served as portfolio manager of the Fund since 2013 and joined GSAM in 2003.

•Dennis Walsh, Managing Director, has served as portfolio manager of the Fund since 2013 and joined GSAM in 2005.

•Takashi Suwabe, Managing Director, has served as portfolio manager of the Fund since 2021 and joined GSAM in 2004.

•Sharanya Srinivasan, Managing Director, has served as portfolio manager of the Fund since 2024 and joined GSAM in 2019.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may
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not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For
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example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to
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identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each
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shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing
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opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$13.78	0.13	1.01	1.14	(0.62)	(0.23)	(0.85)	$14.07	8.32%
12/31/2024	$12.97	0.13	1.93	2.06	(1.09)	(0.16)	(1.25)	$13.78	15.68%
12/31/2023	$11.31	0.13	1.60	1.73	(0.06)	(0.01)	(0.07)	$12.97	15.15%
12/31/2022	$13.16	0.11	(1.67)	(1.56)	(0.07)	(0.22)	(0.29)	$11.31	(11.76%)
12/31/2021	$12.44	0.13	3.63	3.76	(2.54)	(0.50)	(3.04)	$13.16	30.17%
Institutional Class
12/31/2025	$8.35	0.11	0.62	0.73	(0.48)	(0.23)	(0.71)	$8.37	8.69%
12/31/2024	$8.26	0.11	1.23	1.34	(1.09)	(0.16)	(1.25)	$8.35	16.06%
12/31/2023	$7.34	0.11	1.03	1.14	(0.21)	(0.01)	(0.22)	$8.26	15.53%
12/31/2022	$8.71	0.10	(1.11)	(1.01)	(0.14)	(0.22)	(0.36)	$7.34	(11.53%)
12/31/2021	$9.15	0.13	2.68	2.81	(2.75)	(0.50)	(3.25)	$8.71	30.73%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$108,618	1.07%	1.05%	0.93%	197%
12/31/2024	$110,339	1.19%	1.11%	0.91%	211%
12/31/2023	$37,327	1.24%	1.15%	1.06%	217%
12/31/2022	$81,226	1.20%	1.15%	0.94%	217%
12/31/2021	$106,958	1.20%	1.15%	0.86%	227%
Institutional Class
12/31/2025	$1,050,329	0.69%	0.69%	1.30%	197%
12/31/2024	$658,614	0.78%	0.78%	1.20%	211%
12/31/2023	$576,759	0.81%	0.80%	1.48%	217%
12/31/2022	$480,338	0.80%	0.80%	1.23%	217%
12/31/2021	$632,681	0.80%	0.80%	1.22%	227%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Multi-Sector Bond Fund
Institutional Class Ticker: MXUGX
Investor Class Ticker: MXLMX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.05%	0.42%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.05%	0.07%
Total Annual Fund Operating Expenses	0.56%	0.93%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$178	$312	$700
Investor Class	$92	$293	$512	$1,140
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Fund invests may include corporate bonds, asset-backed securities, mortgage-backed securities, Rule 144A fixed income securities, bank loans and U.S. government securities.
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Up to 65% of the Fund’s total assets may be invested in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Up to 50% of its total assets may be invested in foreign securities, including foreign government and emerging market securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank).
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. The Fund may also invest in derivatives, including but not limited to currency forwards, futures contracts and credit default swaps.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Loomis, Sayles, & Company, L.P. (“Loomis Sayles”) and Virtus Fixed Income Advisers, LLC (“VFIA”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•Loomis Sayles invests in fixed income securities that it believes are attractively valued based on the credit outlook of an issuer and maximum total return potential.

•VFIA invests in a diversified portfolio of bonds using a sector rotation approach it believes offers the best potential for total return based on risk-reward tradeoff.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Loomis Sayles and a 50% allocation of the Fund’s assets to VFIA. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
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Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivatives, including but not limited to currency forwards, futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic,
3

religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to August 24, 2018 is for Loomis Sayles only. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
4

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	9.80%
Worst Quarter	March 31, 2020	-7.87%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	8.39%	2.17%	4.71%
Investor Class	7.98%	1.83%	4.35%
Bloomberg Multiverse Index (reflects no deduction for fees, expenses or taxes)	8.42%	-1.87%	1.50%
Investment Adviser
ECM
Sub-Advisers
Loomis Sayles and VFIA
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Loomis Sayles
Matthew Eagan, CFA	Vice President & Portfolio Manager	2013
Brian Kennedy	Portfolio Manager	2016
VFIA
David Albrycht, CFA	President & Chief Investment Officer	2018
Benjamin Caron, CFA	Senior Managing Director, Portfolio Manager	2018
Stephen Hooker, CFA	Managing Director, Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
5

Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Fund invests may include corporate bonds, asset-backed securities, mortgage-backed securities, Rule 144A fixed income securities, bank loans and U.S. government securities.
Up to 65% of the Fund’s total assets may be invested in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Up to 50% of its total assets may be invested in foreign securities, including foreign government and emerging market securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank).
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. The Fund may also invest in derivatives, including but not limited to currency forwards, futures contracts and credit default swaps.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Loomis Sayles and VFIA. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•Loomis Sayles has three themes that typically drive its investment approach. First, Loomis Sayles generally seeks fixed income securities that it believes are attractively valued relative to its assessment of credit risk. Second, Loomis Sayles may invest significantly in securities with prices it believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed income securities in an effort to find securities that it believes may produce attractive returns. In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates, and currency considerations. Loomis Sayles will also consider how purchasing or selling a security would impact the overall portfolio risk profile and potential return.

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•VFIA seeks to invest in a diversified portfolio of bonds that are in one of the following market sectors: (1) securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities; (2) collateralized mortgage obligations, real estate mortgage investment conduits, and other pass-through securities; (3) debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets; (4) investment grade debt securities; and (5) high yield securities, including bank loans (which are generally floating rate). Securities selected for investment are those that VFIA believes offer the best potential for total return based on risk-reward tradeoff. VFIA monitors various factors as part of its sell discipline, which may include: (a) change in sector outlook, (b) change in prepayment outlook, (c) security relative value, (d) anticipated deterioration of credit/subordination quality, and (e) assessment of other leading indicators such as equity pricing, default swap levels, and delinquencies. In addition, the identification of more attractive alternatives may warrant the removal of a security.
Although not considered a principal investment strategy, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Loomis Sayles and a 50% allocation of the Fund’s assets to VFIA. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Bank loans, which may include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Global Ratings, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
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•Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments, or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including
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reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an
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increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivatives, including but not limited to currency forwards, futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result
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in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
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Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the average daily net assets over $1 billion and 0.42% of the average daily net assets over $2 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.51% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses
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incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.55% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, has been registered as an investment adviser pursuant to the Advisers Act since 1977.

•Matthew Eagan, CFA, Vice President & Portfolio Manager, has served as portfolio manager of the Fund since 2013 and joined Loomis Sayles in 1997.

•Brian Kennedy, Portfolio Manager, has served as portfolio manager of the Fund since 2016 and joined Loomis Sayles in 1994.
VFIA, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, has been registered as an investment adviser pursuant to the Advisers Act since 2008.

•David Albrycht, CFA, President & Chief Investment Officer at the Newfleet Asset Management division of VFIA, has served as portfolio manager of the Fund since 2018 and joined an affiliate of VFIA in 2011.

•Benjamin Caron, CFA, Senior Managing Director, Portfolio Manager at the Newfleet Asset Management division of VFIA, has served as portfolio manager of the Fund since 2018 and joined an affiliate of VFIA in 2011.

•Stephen Hooker, CFA, Managing Director, Portfolio Manager at the Newfleet Asset Management division of VFIA, has served as portfolio manager of the Fund since 2018 and joined an affiliate of VFIA in 2011.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
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The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly
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determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives
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of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be
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subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the
17

broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$12.95	0.69	0.35	1.04	(0.44)	—	(0.44)	$13.55	7.98%
12/31/2024	$12.77	0.71	(0.05)	0.66	(0.48)	—	(0.48)	$12.95	5.14%
12/31/2023	$12.22	0.63	0.32	0.95	(0.40)	—	(0.40)	$12.77	7.88%
12/31/2022	$14.15	0.47	(2.08)	(1.61)	(0.30)	(0.02)	(0.32)	$12.22	(11.42%)
12/31/2021	$14.57	0.41	(0.28)	0.13	(0.34)	(0.21)	(0.55)	$14.15	0.89%
Institutional Class
12/31/2025	$8.10	0.46	0.22	0.68	(0.50)	—	(0.50)	$8.28	8.39%
12/31/2024	$8.19	0.48	(0.04)	0.44	(0.53)	—	(0.53)	$8.10	5.55%
12/31/2023	$8.01	0.44	0.21	0.65	(0.47)	—	(0.47)	$8.19	8.17%
12/31/2022	$9.44	0.34	(1.38)	(1.04)	(0.37)	(0.02)	(0.39)	$8.01	(11.06%)
12/31/2021	$9.98	0.31	(0.19)	0.12	(0.45)	(0.21)	(0.66)	$9.44	1.16%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$475,934	0.93%	0.90%	5.13%	74%
12/31/2024	$425,171	0.96%	0.90%	5.40%	65%
12/31/2023	$330,430	0.97%	0.90%	5.04%	63%
12/31/2022	$234,286	0.99%	0.90%	3.65%	67%
12/31/2021	$162,932	0.93%	0.90%	2.83%	67%
Institutional Class
12/31/2025	$913,664	0.56%	0.55%	5.48%	74%
12/31/2024	$635,282	0.58%	0.55%	5.75%	65%
12/31/2023	$570,633	0.59%	0.55%	5.37%	63%
12/31/2022	$431,059	0.60%	0.55%	4.03%	67%
12/31/2021	$527,720	0.57%	0.55%	3.16%	67%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Ticker
Fund	Institutional Class	Investor Class	Class L
Empower Conservative Profile Fund	MXKVX	MXCPX	MXIPX
Empower Moderately Conservative Profile Fund	MXJUX	MXDPX	MXHPX
Empower Moderate Profile Fund	MXITX	MXMPX	MXGPX
Empower Moderately Aggressive Profile Fund	MXHRX	MXBPX	-
Empower Aggressive Profile Fund	MXGTX	MXAPX	-
(the “Fund(s)”)
Shares of each Fund are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summaries
Empower Conservative Profile Fund
Investment Objective
The Fund seeks capital preservation primarily through investments in Underlying Funds (defined below) that emphasize fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses[2]	0.49%	0.84%	1.09%
Fee Waiver and Expense Reimbursement[3]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.41%	0.76%	1.01%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Conservative Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$42	$149	$266	$608
Investor Class	$78	$260	$458	$1,030
Class L	$103	$339	$593	$1,322
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 9% of the average value of its portfolio.
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Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges as of the date of this Prospectus:
EQUITY	International	0-15%
	Emerging Markets	0-10%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	5-25%
	Real Estate	0-10%
FIXED INCOME	Bond	30-50%
	Short-Term Bond	20-40%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	10.37%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Mid Cap	4.50%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Mid Cap Growth Fund Institutional
Small Cap	2.25%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
International	6.12%
Empower International Growth Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	1.75%
Empower Emerging Markets Equity Fund Institutional
Real Estate	5.00%
Empower Real Estate Index Fund Institutional
Bond	38.35%
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Empower U.S. Government Securities Fund Institutional
Short-Term Bond	31.66%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
2

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
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Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
5

Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a composite index with investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). Please see Appendix A of the Fund’s Prospectus for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	8.46%
Worst Quarter	March 31, 2020	-8.64%
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Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Conservative Profile Fund Institutional Class	8.68%	3.71%	5.00%
Empower Conservative Profile Fund Investor Class	8.19%	3.35%	4.63%
Empower Conservative Profile Fund Class L	7.98%	3.11%	4.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Conservative Profile Composite Index (reflects no deduction for fees, expenses or taxes)	10.22%	4.06%	5.15%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
7

Empower Moderately Conservative Profile Fund
Investment Objective
The Fund seeks income and capital appreciation primarily through investments in Underlying Funds (defined below) that emphasize fixed income investments and, to a lesser degree, in Underlying Funds that emphasize equity investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses[2]	0.54%	0.89%	1.14%
Fee Waiver and Expense Reimbursement[3]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.46%	0.81%	1.06%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Moderately Conservative Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$47	$165	$294	$669
Investor Class	$83	$276	$485	$1,089
Class L	$108	$354	$620	$1,379
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity
8

Insurance Company of America (“Empower of America”). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges as of the date of this Prospectus:
EQUITY	International	0-30%
	Emerging Markets	0-10%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	16.80%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Mid Cap	7.28%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Mid Cap Growth Fund Institutional
Small Cap	3.64%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
International	9.92%
Empower International Growth Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	2.83%
Empower Emerging Markets Equity Fund Institutional
Real Estate	4.50%
Empower Real Estate Index Fund Institutional
Bond	30.15%
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Empower U.S. Government Securities Fund Institutional
Short-Term Bond	24.88%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely
9

because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may
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affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
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Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause
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unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a composite index with investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). Please see Appendix A of the Fund’s Prospectus for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	10.67%
Worst Quarter	March 31, 2020	-11.93%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Moderately Conservative Profile Fund Institutional Class	10.39%	4.98%	6.24%
Empower Moderately Conservative Profile Fund Investor Class	10.03%	4.61%	5.87%
Empower Moderately Conservative Profile Fund Class L	9.74%	4.37%	5.60%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Moderately Conservative Profile Composite Index (reflects no deduction for fees, expenses or taxes)	12.57%	5.75%	6.74%
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Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Moderate Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds (defined below) with a relatively equal emphasis on equity and fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses[2]	0.61%	0.96%	1.21%
Fee Waiver and Expense Reimbursement[3]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%	1.15%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Moderate Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$189	$334	$756
Investor Class	$92	$300	$525	$1,173
Class L	$117	$378	$659	$1,461
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”). The mutual funds and the Contract are referred to as the “Underlying
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Funds.” The Fund has an emphasis on both growth of capital and income. Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges as of the date of this Prospectus:
EQUITY	International	0-30%
	Emerging Markets	0-10%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	10-30%
	Short-Term Bond	5-25%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	23.24%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Mid Cap	10.08%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Mid Cap Growth Fund Institutional
Small Cap	5.04%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
International	13.72%
Empower International Growth Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	3.92%
Empower Emerging Markets Equity Fund Institutional
Real Estate	4.00%
Empower Real Estate Index Fund Institutional
Bond	21.91%
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Empower U.S. Government Securities Fund Institutional
Short-Term Bond	18.09%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
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Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets
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and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
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Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a composite index with investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). Please see Appendix A of the Fund’s Prospectus for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	13.22%
Worst Quarter	March 31, 2020	-15.22%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Moderate Profile Fund Institutional Class	12.32%	6.25%	7.53%
Empower Moderate Profile Fund Investor Class	11.96%	5.91%	7.17%
Empower Moderate Profile Fund Class L	11.70%	5.63%	6.90%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
Moderate Profile Composite Index (reflects no deduction for fees, expenses or taxes)	14.95%	7.44%	8.32%
Investment Adviser
ECM
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Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
21

Empower Moderately Aggressive Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds (defined below) that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.35%
Shareholder Services Fees	0.00%	0.35%
Acquired Fund Fees and Expenses[1]	0.57%	0.57%
Total Annual Fund Operating Expenses[2]	0.67%	1.02%
Fee Waiver and Expense Reimbursement[3]	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.64%	0.99%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Moderately Aggressive Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$65	$211	$370	$832
Investor Class	$101	$322	$560	$1,245
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract (the “Contract” or the “Empower of America Contract”) issued and guaranteed by Empower Annuity Insurance Company of America (“Empower of America”). The mutual funds and the Contract are referred to as the “Underlying Funds.” The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. Empower Capital
22

Management, LLC (“ECM”), the Fund’s investment adviser, uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges as of the date of this Prospectus:
EQUITY	International	5-35%
	Emerging Markets	0-15%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	15-45%
	Real Estate	0-10%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	0-15%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	28.85%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Mid Cap	12.50%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Mid Cap Growth Fund Institutional
Small Cap	6.25%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
International	17.02%
Empower International Growth Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	4.86%
Empower Emerging Markets Equity Fund Institutional
Real Estate	3.50%
Empower Real Estate Index Fund Institutional
Bond	14.80%
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Empower U.S. Government Securities Fund Institutional
Short-Term Bond	12.22%
Empower of America Contract
Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
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Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in
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these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities.
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Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
26

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a composite index with investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). Please see Appendix A of the Fund’s Prospectus for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	15.47%
Worst Quarter	March 31, 2020	-18.66%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Moderately Aggressive Profile Fund Institutional Class	14.21%	7.39%	8.56%
Empower Moderately Aggressive Profile Fund Investor Class	13.79%	7.01%	8.20%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
Moderately Aggressive Profile Composite Index (reflects no deduction for fees, expenses or taxes)	17.05%	8.89%	9.66%
Investment Adviser
ECM
27

Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
28

Empower Aggressive Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds (defined below) that emphasize equity investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.35%
Shareholder Services Fees	0.00%	0.35%
Acquired Fund Fees and Expenses	0.68%	0.68%
Total Annual Fund Operating Expenses[1]	0.78%	1.13%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Aggressive Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$80	$249	$433	$966
Investor Class	$115	$359	$622	$1,375
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds. The mutual funds are referred to as the “Underlying Funds.” The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, uses asset allocation
29

strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges as of the date of this Prospectus:
EQUITY	International	10-40%
	Emerging Markets	0-15%
	Small Cap	5-35%
	Mid Cap	10-40%
	Large Cap	25-45%
	Real Estate	0-10%
FIXED INCOME	Bond	0-10%
	Short-Term Bond	0-10%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	40.25%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Mid Cap	17.46%
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Mid Cap Growth Fund Institutional
Small Cap	8.73%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
International	23.77%
Empower International Growth Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	6.79%
Empower Emerging Markets Equity Fund Institutional
Real Estate	3.00%
Empower Real Estate Index Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
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Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a composite index with investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); and the Dow Jones U.S. Select REIT Index (real estate). Please see Appendix A of the Fund’s Prospectus for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	19.82%
Worst Quarter	March 31, 2020	-25.34%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Empower Aggressive Profile Fund Institutional Class	17.77%	9.64%	10.57%
Empower Aggressive Profile Fund Investor Class	17.42%	9.27%	10.20%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
Aggressive Profile Composite Index (reflects no deduction for fees, expenses or taxes)	21.38%	11.87%	12.35%
Investment Adviser
ECM
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Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
Purchase and Sale of Fund Shares
The Funds are not sold directly to the general public, but instead may be offered as underlying investments for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.
The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Funds may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Funds
Overview of the Funds
Each Fund provides an asset allocation strategy designed to meet an investor’s risk tolerance. The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through professionally designed risk-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long term.
Investment Objective
The investment objective of each Fund is located in the “Fund Summaries” section at the front of this Prospectus.
Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.
Each Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds tailored to an investor’s risk tolerance. Depending on its risk profile, each Fund employs a different combination of
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investments among different Underlying Funds in order to emphasize, as applicable, growth, income and preservation of capital. The following table describes each Fund’s emphasis on income and growth of capital:
Fund	Income	Growth of Capital
Conservative	Primary	Secondary
Moderately Conservative	Primary	Secondary
Moderate	Primary	Primary
Moderately Aggressive	Secondary	Primary
Aggressive	Secondary	Primary
ECM uses asset allocation strategies to allocate each Fund’s investments among different broad asset classes and the Underlying Funds. The first step in ECM’s allocation process is to determine each Fund’s asset class allocations. ECM bases this decision on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The following table describes the asset allocation ranges for each Fund as of the date of this Prospectus:
	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Emerging Markets	0-10%	0-10%	0-10%	0-15%	0-15%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	10-40%
	Large Cap	5-25%	10-40%	10-40%	15-45%	25-45%
	Real Estate	0-10%	0-10%	0-10%	0-10%	0-10%
FIXED INCOME	Bond	30-50%	20-40%	10-30%	5-25%	0-10%
	Short-Term Bond	20-40%	10-30%	5-25%	0-15%	0-10%
Once the asset allocation is determined, ECM, using its proprietary investment process, selects the Underlying Funds and the percentage of each Fund’s assets that will be allocated to each Underlying Fund. In selecting Underlying Funds, ECM considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile, historical performance, fees and expenses, asset size, management experience and background, and managerial style. Each Fund may invest in the Contract for allocations to the short-term bond/cash asset class. The Contract has a stable principal value and will pay each Fund a fixed rate of interest. The interest rate paid by the Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed.
The following table shows each Fund’s target allocation for the various asset classes and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus:
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Empower Profile
Asset Class (Underlying Funds)	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Large Cap	10.37%	16.80%	23.24%	28.85%	40.25%
Empower Large Cap Growth Fund Institutional	*	*	*	*	*
Empower Large Cap Value Fund Institutional	*	*	*	*	*
Mid Cap	4.50%	7.28%	10.08%	12.50%	17.46%
Empower Mid Cap Value Fund Institutional	*	*	*	*	*
Empower T. Rowe Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap	2.25%	3.64%	5.04%	6.25%	8.73%
Empower Small Cap Growth Fund Institutional	*	*	*	*	*
Empower Small Cap Value Fund Institutional	*	*	*	*	*
International	6.12%	9.92%	13.72%	17.02%	23.77%
Empower International Growth Fund Institutional	*	*	*	*	*
Empower International Value Fund Institutional	*	*	*	*	*
Emerging Markets	1.75%	2.83%	3.92%	4.86%	6.79%
Empower Emerging Markets Equity Fund Institutional	*	*	*	*	*
Real Estate	5.00%	4.50%	4.00%	3.50%	3.00%
Empower Real Estate Index Fund Institutional	*	*	*	*	*
Bond	38.35%	30.15%	21.91%	14.80%	0.00%
Empower Core Bond Fund Institutional	*	*	*	*
Empower Global Bond Fund Institutional	*	*	*	*
Empower High Yield Bond Fund Institutional	*	*	*	*
Empower Inflation-Protected Securities Fund Institutional	*	*	*	*
Empower Multi-Sector Bond Fund Institutional	*	*	*	*
Empower U.S. Government Securities Fund Institutional	*	*	*	*
Short-Term Bond	31.66%	24.88%	18.09%	12.22%	0.00%
Empower of America Contract	*	*	*	*
Empower Short Duration Bond Fund Institutional	*	*	*	*
ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed in the table above and may invest in Underlying Funds not listed above. Changes to asset class or Underlying Fund allocations and changes to Underlying Funds may be implemented promptly or gradually.
Each Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Rebalancing generally occurs on a periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the rebalancing, expenses relating to redemption fees, if applicable, may be incurred by a Fund at the Underlying Fund level.
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Underlying Funds may include mutual funds that are advised by ECM and sub-advised by affiliated or unaffiliated investment advisers. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate investments, short-term investments and derivatives. Additional information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at www.sec.gov.
In pursuing each Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not. There is no guarantee that any of the Funds will meet its respective objective.
Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should a Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. The detailed descriptions of the principal investment risks set forth below apply to the Funds in varying degrees depending on the asset allocation of each Fund. The principal investment risks in the “Fund Summaries” section at the front of this Prospectus are presented in an order that reflects ECM's current assessment of relative importance of the principal investment risks for each Fund.
Fund-of-Funds Structure Risk

•Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.

•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

•Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more expenses than a direct investment in the Underlying Funds.

•The ability of each Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

•ECM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. ECM is subject to conflicts of interest because ECM serves as investment adviser to the Underlying Funds, and because the fees paid to ECM by certain Underlying Funds may be higher than fees paid by other Underlying Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.

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Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to each applicable Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. The Funds do not participate directly in the actual experience of the assets underlying the Contract. It is important to note that only the Funds are entitled to the Contract’s guarantee of principal and interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal and interest rate. Neither the Funds, ECM, Empower of America nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income. If Empower of America were to become insolvent and unable to meet the guarantee, a Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law. Because the Contract is issued and guaranteed by a single issuer, Empower of America, the financial health of Empower of America may have a greater impact on the value of a Fund that invests in the Contract. Empower of America may terminate the Contract, decide to stop offering the Contract in its current form, or decide to stop offering the Contract altogether.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. An Underlying Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or
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interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivatives will work as intended, and it is possible for the Underlying Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to an Underlying Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of
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equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject an Underlying Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in an Underlying Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, an Underlying Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy. An index fund has operating and other expenses while an index does not. As a result, while an index
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fund will attempt to track a benchmark index as closely as possible, it will tend to underperform the benchmark index to some degree over time. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period an Underlying Fund holds IPS, the Underlying Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. Additionally, there can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by an Underlying Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause
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unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying Fund’s investments and negatively impact the Underlying Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by demographic trends, the demand for real estate and rental property, the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, an Underlying Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or
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accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
A complete listing of each Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors, including your projected retirement date, your projected financial needs and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Funds’ Fees and Expenses
The expenses shown in each Fund’s table of Annual Fund Operating Expenses (unless otherwise noted in the footnotes) are for the fiscal year ended December 31, 2025. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. ECM will arrange for Empower Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Funds. ECM is a subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
The Funds are managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager & Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Funds since 2014 and joined ECM in 2011.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Funds since 2018 and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.
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Advisory Fees
For its services, with respect to each Fund, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the applicable Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement and all other fees and expenses, except that the Funds shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. With respect to each Fund invested in the Contract, ECM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund allocates to the Contract. The agreement’s current term ends on April 30, 2027 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
A discussion regarding the basis for the Board of Directors of Empower Funds (the “Board”) approving the investment advisory agreement is available in the Funds’ Form N-CSR filing for the period ended June 30, 2025, and will be available in the Funds’ Form N-CSR filing for the period ended June 30, 2026.
The Funds enter into contractual arrangements with various parties, including the Funds’ investment adviser, that provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Funds offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Funds are generally available only to shareholders residing in the U.S. However, the Funds may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging a Fund’s shares is the net asset value of the Fund. Each Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which a Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.
A separate net asset value is calculated for each share class of a Fund. Net asset value is determined by dividing net assets of each of a Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Each Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. If current market prices or Underlying Fund net asset values are not readily available, each Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
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Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of a Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
A Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
Each Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. Each Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, each Fund typically expects to meet daily shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by each Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause a Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Funds invest to varying degrees in Underlying Funds that hold securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Funds’ investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in an Underlying Fund’s shares, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if an Underlying Fund holds other types of less liquid securities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be
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processed at a Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by a Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to a Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Funds do not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Funds may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Funds.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
46

Voting Procedures for Variable Contract Owners
Shares attributable to the Funds held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which a Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Funds, will be voted in the same proportion as shares for which the Funds have received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
Each Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. Each Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not such Fund qualifies as a regulated investment company.
If a Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by a Fund. In addition, under current law, owners of variable contracts who are indirectly invested in a Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if a Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in a Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.
Share Classes
The Empower Conservative Profile, Empower Moderately Conservative Profile and Empower Moderate Profile Funds have three classes of shares; Institutional Class, Investor Class and Class L shares. The Empower Aggressive Profile and Empower Moderately Aggressive Profile Funds have two classes of shares; Institutional Class and Investor Class. Each class is identical except that Class L shares have a distribution and service plan that is described below, and Investor Class and Class L shares have a shareholder services fee that is described below.
Class L Distribution and Service Plan
The Empower Conservative Profile, Empower Moderately Conservative Profile and Empower Moderate Profile Funds have adopted a distribution and service, or “Rule 12b-1,” plan for their Class L shares. The plan allows the Class L shares of the Funds to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of each Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that
47

invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower
48

products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
49

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Institutional Class, Investor Class and Class L shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of each Fund throughout the periods indicated.
Empower Conservative Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$7.42	0.23	0.38	0.61	(0.21)	(0.06)	(0.27)	$7.76	8.19%
12/31/2024	$7.38	0.22	0.16	0.38	(0.24)	(0.10)	(0.34)	$7.42	5.09%
12/31/2023	$7.11	0.22	0.35	0.57	(0.22)	(0.08)	(0.30)	$7.38	8.25%
12/31/2022	$8.39	0.13	(0.96)	(0.83)	(0.14)	(0.31)	(0.45)	$7.11	(9.93%)
12/31/2021	$8.30	0.21	0.32	0.53	(0.21)	(0.23)	(0.44)	$8.39	6.35%
Class L
12/31/2025	$9.19	0.43	0.30	0.73	(0.20)	(0.06)	(0.26)	$9.66	7.98%
12/31/2024	$9.05	0.38	0.05	0.43	(0.19)	(0.10)	(0.29)	$9.19	4.80%
12/31/2023	$8.63	0.30	0.38	0.68	(0.18)	(0.08)	(0.26)	$9.05	8.03%
12/31/2022	$10.06	0.29	(1.31)	(1.02)	(0.10)	(0.31)	(0.41)	$8.63	(10.15%)
12/31/2021	$9.85	0.41	0.19	0.60	(0.16)	(0.23)	(0.39)	$10.06	6.08%
Institutional Class
12/31/2025	$9.70	0.32	0.52	0.84	(0.23)	(0.06)	(0.29)	$10.25	8.68%
12/31/2024	$9.54	0.35	0.17	0.52	(0.26)	(0.10)	(0.36)	$9.70	5.49%
12/31/2023	$9.11	0.48	0.29	0.77	(0.26)	(0.08)	(0.34)	$9.54	8.61%
12/31/2022	$10.63	0.22	(1.24)	(1.02)	(0.19)	(0.31)	(0.50)	$9.11	(9.65%)
12/31/2021	$10.42	0.34	0.36	0.70	(0.26)	(0.23)	(0.49)	$10.63	6.64%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$1,533,401	0.45%	0.37%	2.92%	9%
12/31/2024	$1,145,659	0.45%	0.37%	2.87%	26%
12/31/2023	$1,351,863	0.45%	0.37%	2.98%	14%
12/31/2022	$828,305	0.45%	0.37%	1.74%	16%
12/31/2021	$1,030,963	0.45%	0.37%	2.46%	16%
Class L
12/31/2025	$17,957	0.70%	0.62%	4.48%	9%
12/31/2024	$4,238	0.70%	0.62%	4.09%	26%
12/31/2023	$6,840	0.70%	0.62%	3.45%	14%
12/31/2022	$7,513	0.70%	0.62%	3.15%	16%
12/31/2021	$9,557	0.70%	0.62%	3.99%	16%
Institutional Class
12/31/2025	$90,631	0.10%	0.02%	3.18%	9%
12/31/2024	$62,443	0.10%	0.02%	3.54%	26%
12/31/2023	$67,262	0.10%	0.02%	5.17%	14%
12/31/2022	$36,690	0.10%	0.02%	2.25%	16%
12/31/2021	$39,423	0.10%	0.02%	3.20%	16%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Empower Moderately Conservative Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$8.02	0.23	0.57	0.80	(0.20)	(0.24)	(0.44)	$8.38	10.03%
12/31/2024	$7.90	0.26	0.25	0.51	(0.24)	(0.15)	(0.39)	$8.02	6.45%
12/31/2023	$7.58	0.20	0.54	0.74	(0.25)	(0.17)	(0.42)	$7.90	9.90%
12/31/2022	$9.14	0.13	(1.12)	(0.99)	(0.14)	(0.43)	(0.57)	$7.58	(10.82%)
12/31/2021	$8.95	0.29	0.53	0.82	(0.29)	(0.34)	(0.63)	$9.14	9.13%
Class L
12/31/2025	$9.43	0.37	0.54	0.91	(0.19)	(0.24)	(0.43)	$9.91	9.74%
12/31/2024	$9.20	0.34	0.24	0.58	(0.20)	(0.15)	(0.35)	$9.43	6.28%
12/31/2023	$8.75	0.35	0.48	0.83	(0.21)	(0.17)	(0.38)	$9.20	9.62%
12/31/2022	$10.44	0.15	(1.30)	(1.15)	(0.11)	(0.43)	(0.54)	$8.75	(11.01%)
12/31/2021	$10.13	0.32	0.58	0.90	(0.25)	(0.34)	(0.59)	$10.44	8.88%
Institutional Class
12/31/2025	$9.72	0.31	0.69	1.00	(0.22)	(0.24)	(0.46)	$10.26	10.39%
12/31/2024	$9.49	0.40	0.25	0.65	(0.27)	(0.15)	(0.42)	$9.72	6.80%
12/31/2023	$9.02	0.48	0.44	0.92	(0.28)	(0.17)	(0.45)	$9.49	10.34%
12/31/2022	$10.77	0.22	(1.35)	(1.13)	(0.19)	(0.43)	(0.62)	$9.02	(10.48%)
12/31/2021	$10.45	0.44	0.55	0.99	(0.33)	(0.34)	(0.67)	$10.77	9.48%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$1,125,585	0.45%	0.37%	2.79%	13%
12/31/2024	$723,372	0.45%	0.37%	3.11%	35%
12/31/2023	$655,356	0.45%	0.37%	2.54%	20%
12/31/2022	$461,064	0.45%	0.37%	1.61%	20%
12/31/2021	$574,251	0.45%	0.37%	3.10%	20%
Class L
12/31/2025	$52,998	0.70%	0.63%	3.72%	13%
12/31/2024	$14,818	0.70%	0.62%	3.57%	35%
12/31/2023	$19,802	0.70%	0.62%	3.88%	20%
12/31/2022	$21,850	0.70%	0.62%	1.59%	20%
12/31/2021	$26,423	0.70%	0.62%	2.97%	20%
Institutional Class
12/31/2025	$55,867	0.10%	0.02%	3.02%	13%
12/31/2024	$45,532	0.10%	0.02%	4.02%	35%
12/31/2023	$39,285	0.10%	0.02%	5.12%	20%
12/31/2022	$26,572	0.10%	0.02%	2.26%	20%
12/31/2021	$27,505	0.10%	0.02%	3.98%	20%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Empower Moderate Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$6.31	0.16	0.59	0.75	(0.15)	(0.35)	(0.50)	$6.56	11.96%
12/31/2024	$6.28	0.21	0.29	0.50	(0.20)	(0.27)	(0.47)	$6.31	7.95%
12/31/2023	$5.89	0.11	0.58	0.69	(0.22)	(0.08)	(0.30)	$6.28	11.93%
12/31/2022	$7.34	0.09	(0.97)	(0.88)	(0.15)	(0.42)	(0.57)	$5.89	(12.02%)
12/31/2021	$7.07	0.28	0.57	0.85	(0.26)	(0.32)	(0.58)	$7.34	11.98%
Class L
12/31/2025	$11.25	0.26	1.05	1.31	(0.11)	(0.35)	(0.46)	$12.10	11.70%
12/31/2024	$10.82	0.27	0.57	0.84	(0.14)	(0.27)	(0.41)	$11.25	7.62%
12/31/2023	$9.97	0.45	0.68	1.13	(0.20)	(0.08)	(0.28)	$10.82	11.64%
12/31/2022	$12.05	0.17	(1.63)	(1.46)	(0.20)	(0.42)	(0.62)	$9.97	(12.16%)
12/31/2021	$11.30	0.45	0.86	1.31	(0.24)	(0.32)	(0.56)	$12.05	11.56%
Institutional Class
12/31/2025	$10.51	0.30	0.99	1.29	(0.17)	(0.35)	(0.52)	$11.28	12.32%
12/31/2024	$10.15	0.41	0.44	0.85	(0.22)	(0.27)	(0.49)	$10.51	8.35%
12/31/2023	$9.38	0.57	0.56	1.13	(0.28)	(0.08)	(0.36)	$10.15	12.20%
12/31/2022	$11.31	0.22	(1.53)	(1.31)	(0.20)	(0.42)	(0.62)	$9.38	(11.56%)
12/31/2021	$10.68	0.47	0.83	1.30	(0.35)	(0.32)	(0.67)	$11.31	12.15%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$2,226,628	0.45%	0.39%	2.46%	13%
12/31/2024	$1,614,616	0.45%	0.39%	3.14%	14%
12/31/2023	$1,302,673	0.45%	0.39%	1.83%	18%
12/31/2022	$1,239,661	0.45%	0.39%	1.46%	14%
12/31/2021	$1,580,857	0.45%	0.39%	3.72%	18%
Class L
12/31/2025	$123,814	0.70%	0.64%	2.16%	13%
12/31/2024	$93,899	0.70%	0.64%	2.36%	14%
12/31/2023	$125,601	0.70%	0.64%	4.33%	18%
12/31/2022	$144,374	0.70%	0.64%	1.54%	14%
12/31/2021	$179,322	0.70%	0.64%	3.69%	18%
Institutional Class
12/31/2025	$193,943	0.10%	0.04%	2.67%	13%
12/31/2024	$126,239	0.10%	0.04%	3.82%	14%
12/31/2023	$127,008	0.10%	0.04%	5.85%	18%
12/31/2022	$94,861	0.10%	0.04%	2.14%	14%
12/31/2021	$106,744	0.10%	0.04%	4.13%	18%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
52

Empower Moderately Aggressive Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$6.95	0.18	0.77	0.95	(0.15)	(0.29)	(0.44)	$7.46	13.79%
12/31/2024	$6.75	0.23	0.40	0.63	(0.21)	(0.22)	(0.43)	$6.95	9.34%
12/31/2023	$6.28	0.14	0.70	0.84	(0.15)	(0.22)	(0.37)	$6.75	13.60%
12/31/2022	$7.95	0.10	(1.14)	(1.04)	(0.11)	(0.52)	(0.63)	$6.28	(13.09%)
12/31/2021	$7.64	0.38	0.71	1.09	(0.38)	(0.40)	(0.78)	$7.95	14.25%
Institutional Class
12/31/2025	$9.99	0.29	1.13	1.42	(0.18)	(0.29)	(0.47)	$10.94	14.21%
12/31/2024	$9.52	0.36	0.57	0.93	(0.24)	(0.22)	(0.46)	$9.99	9.68%
12/31/2023	$8.71	0.56	0.65	1.21	(0.18)	(0.22)	(0.40)	$9.52	14.04%
12/31/2022	$10.75	0.23	(1.61)	(1.38)	(0.14)	(0.52)	(0.66)	$8.71	(12.77%)
12/31/2021	$10.11	0.48	1.00	1.48	(0.44)	(0.40)	(0.84)	$10.75	14.64%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$1,447,840	0.45%	0.42%	2.44%	14%
12/31/2024	$963,448	0.45%	0.42%	3.17%	28%
12/31/2023	$873,081	0.45%	0.42%	2.14%	19%
12/31/2022	$664,044	0.45%	0.42%	1.38%	19%
12/31/2021	$849,677	0.45%	0.42%	4.56%	23%
Institutional Class
12/31/2025	$111,780	0.10%	0.07%	2.72%	14%
12/31/2024	$84,250	0.10%	0.07%	3.55%	28%
12/31/2023	$71,393	0.10%	0.07%	6.18%	19%
12/31/2022	$55,487	0.10%	0.07%	2.41%	19%
12/31/2021	$55,232	0.10%	0.07%	4.36%	23%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
53

Empower Aggressive Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$5.62	0.11	0.85	0.96	(0.11)	(0.43)	(0.54)	$6.04	17.42%
12/31/2024	$5.43	0.15	0.50	0.65	(0.18)	(0.28)	(0.46)	$5.62	11.94%
12/31/2023	$4.92	0.07	0.75	0.82	(0.17)	(0.14)	(0.31)	$5.43	16.94%
12/31/2022	$6.66	0.07	(1.08)	(1.01)	(0.09)	(0.64)	(0.73)	$4.92	(15.17%)
12/31/2021	$6.35	0.38	0.85	1.23	(0.40)	(0.52)	(0.92)	$6.66	19.49%
Institutional Class
12/31/2025	$11.16	0.26	1.70	1.96	(0.12)	(0.43)	(0.55)	$12.57	17.77%
12/31/2024	$10.35	0.37	0.91	1.28	(0.19)	(0.28)	(0.47)	$11.16	12.41%
12/31/2023	$9.16	0.68	0.88	1.56	(0.23)	(0.14)	(0.37)	$10.35	17.23%
12/31/2022	$11.67	0.19	(1.92)	(1.73)	(0.14)	(0.64)	(0.78)	$9.16	(14.81%)
12/31/2021	$10.58	0.63	1.46	2.09	(0.48)	(0.52)	(1.00)	$11.67	19.82%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$793,761	0.45%	0.45%	1.85%	19%
12/31/2024	$617,165	0.45%	0.45%	2.64%	30%
12/31/2023	$671,881	0.45%	0.45%	1.38%	17%
12/31/2022	$463,528	0.45%	0.45%	1.16%	19%
12/31/2021	$611,597	0.45%	0.45%	5.31%	26%
Institutional Class
12/31/2025	$142,062	0.10%	0.10%	2.19%	19%
12/31/2024	$118,306	0.10%	0.10%	3.30%	30%
12/31/2023	$112,753	0.10%	0.10%	6.96%	17%
12/31/2022	$100,152	0.10%	0.10%	1.85%	19%
12/31/2021	$110,765	0.10%	0.10%	5.31%	26%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
54

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Funds, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Funds are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
55

Appendix A
Description of Composite Indexes
Each Fund compares its returns to a composite index. The composite indexes are derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes, as applicable:
•the FT Wilshire 5000 Index (U.S. equities);
•the MSCI EAFE Index (international equities);
•the Dow Jones U.S. Select REIT Index (real estate);
•the Bloomberg U.S. Aggregate Bond Index (bonds); and
•the Bloomberg 1-3 Year Credit Bond Index (short-term bonds).
Over time, the composite indexes will change with each Fund’s target asset allocation. When a composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The FT Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.
The MSCI EAFE Index (Europe, Australasia, Far East) is designed to represent the performance of large and mid cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.
The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities.
The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade bond market, including corporate, government and mortgage-backed securities.
The Bloomberg 1-3 Year Credit Bond Index is a subset of the Bloomberg Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years and minimum issue size is $100 million.
56

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Real Estate Index Fund
Institutional Class Ticker: MXSFX
Investor Class Ticker: MXREX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.29%	0.29%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.02%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.02%	0.03%
Total Annual Fund Operating Expenses	0.31%	0.67%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.30%	0.65%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.30% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$31	$99	$173	$392
Investor Class	$66	$212	$371	$833
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of the Dow Jones U.S. Select REIT Index (the “Benchmark Index”). The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index. The Benchmark Index tracks the performance of publicly traded REITs and REIT-like securities.
1

The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index.
The Fund may also invest in derivatives, including but not limited to futures contracts, options on futures contracts, and swaps.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and, overall, invests in a limited number of issuers relative to a diversified fund. As such, the Fund concentrates its assets in the real estate industry, including REIT stocks, which may include companies with small- and medium-size market capitalizations.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge Asset Management Limited (the “Sub-Adviser” or “Keyridge”), formerly known as Irish Life Investment Managers Limited.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. Because the Fund concentrates its assets in the real estate industry, including REIT stocks, industry concentration risk is high.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it
2

closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, options on futures contracts and swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and the Benchmark Index, which has investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2021	17.00%
Worst Quarter	March 31, 2020	-28.56%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	3.52%	6.31%	4.50%
Investor Class	3.16%	5.95%	4.13%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	3.67%	6.65%	4.81%
Investment Adviser
ECM
Sub-Adviser
Keyridge
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Index Solutions	2016
Peter Leonard, CFA	Head of Indexation Equity	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
4

Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity REITs.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index. The Benchmark Index tracks the performance of publicly traded REITs and REIT-like securities.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.
The Fund may also invest in derivatives, including but not limited to futures contracts, options on futures contracts, and swaps.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and, overall, invests in a limited number of issuers relative to a diversified fund. As such, the Fund concentrates its assets in the real estate industry, including REIT stocks, which may include companies with small- and medium-size market capitalizations.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

5

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock, which include REITs, is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs that invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs that invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (3) hybrid REITs that combine the characteristics of equity REITs and mortgage REITs.
Index Licensing Arrangements
The “Dow Jones U.S. Select REIT Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Dow Jones U.S. Select REIT Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the Dow Jones U.S. Select REIT Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Dow Jones U.S. Select REIT Index is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining, composing or calculating the Dow Jones U.S. Select REIT Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Dow Jones U.S. Select REIT Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, cryptocurrency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, cryptocurrency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. SELECT REIT INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. SELECT REIT INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES
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BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The Fund reserves the right to substitute a different index for the Benchmark Index if the Benchmark Index is discontinued, if ECM’s agreement with the sponsor of its Benchmark Index is terminated, or for any other reason. In any such instance, the substitute index would measure the same market segment as the Benchmark Index.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by demographic trends, the demand for real estate and rental property, quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance, and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. Because the Fund concentrates its assets in the real estate industry, including REIT stocks, industry concentration risk is high. The Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and may be exposed to greater risk and experience higher volatility than a more diversified portfolio. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to
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general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund’s performance could be closely tied to those issuers and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Benchmark Index as closely as possible, it will tend to underperform the Benchmark Index to some degree over time. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, options on futures contracts and swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those
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derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment
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adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.29% of the Fund’s average daily net assets up to $1 billion dollars, 0.24% of the average daily net assets over $1 billion and 0.19% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.30% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.
Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 1998.

•Michael Lynch, CFA, Head of Index Solutions, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2006.

•Peter Leonard, CFA, Head of Indexation Equity, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative
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and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
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Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The
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procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are
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withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
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The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$12.09	0.29	0.09	0.38	—	(0.19)	(0.06)	(0.25)	$12.22	3.16%
12/31/2024	$12.00	0.35	0.56	0.91	—	(0.33)	(0.49)	(0.82)	$12.09	7.54%
12/31/2023	$10.80	0.29	1.13	1.42	—	(0.20)	(0.02)	(0.22)	$12.00	13.31%
12/31/2022	$15.36	0.24	(4.29)	(4.05)	(0.04)	(0.18)	(0.29)	(0.51)	$10.80	(26.40%)
12/31/2021	$10.86	0.15	4.65	4.80	—	(0.09)	(0.21)	(0.30)	$15.36	44.31%
Institutional Class
12/31/2025	$8.26	0.24	0.05	0.29	—	(0.23)	(0.06)	(0.29)	$8.26	3.52%
12/31/2024	$8.44	0.26	0.41	0.67	—	(0.36)	(0.49)	(0.85)	$8.26	7.94%
12/31/2023	$7.69	0.30	0.73	1.03	—	(0.26)	(0.02)	(0.28)	$8.44	13.64%
12/31/2022	$11.18	0.20	(3.12)	(2.92)	(0.03)	(0.25)	(0.29)	(0.57)	$7.69	(26.11%)
12/31/2021	$7.96	0.11	3.43	3.54	—	(0.11)	(0.21)	(0.32)	$11.18	44.73%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$621,464	0.67%	0.65%	2.41%	2%
12/31/2024	$483,346	0.69%	0.65%	2.82%	18%
12/31/2023	$525,758	0.68%	0.65%	2.59%	11%
12/31/2022	$324,532	0.72%	0.67%	1.90%	14%
12/31/2021	$311,334	0.76%	0.70%	1.09%	33%
Institutional Class
12/31/2025	$624,632	0.31%	0.30%	2.84%	2%
12/31/2024	$310,360	0.32%	0.30%	2.99%	18%
12/31/2023	$281,757	0.31%	0.30%	3.87%	11%
12/31/2022	$222,528	0.34%	0.32%	2.16%	14%
12/31/2021	$301,365	0.37%	0.35%	1.17%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower S&P 500® Index Fund
Institutional Class Ticker: MXKWX
Investor Class Ticker: MXVIX

(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.00%	0.37%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.00%	0.02%
Total Annual Fund Operating Expenses	0.12%	0.49%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$12	$39	$68	$154
Investor Class	$50	$157	$274	$616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 1% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. The Benchmark Index is designed to measure the performance of 500 of the top companies in leading industries of the U.S. economy and represents the large cap segment of the U.S. equities market.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index.
The Fund may focus its investments in certain sectors, such as the technology sector, to the extent that the Benchmark Index is concentrated in that sector. The Fund may also invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Fund is classified as a diversified investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. A non-diversified fund generally invests a greater portion of its assets in a limited number of issuers relative to a diversified fund.
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Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge Asset Management Limited (the “Sub-Adviser” or “Keyridge”), formerly known as Irish Life Investment Managers Limited.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Non-Diversification Risk - The Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. If the Fund becomes non-diversified, a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of the Benchmark Index, which is a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	20.42%
Worst Quarter	March 31, 2020	-19.75%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	17.64%	14.25%	14.63%
Investor Class	17.30%	13.85%	14.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Investment Adviser
ECM
Sub-Adviser
Keyridge
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Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Index Solutions	2016
Peter Leonard, CFA	Head of Indexation Equity	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. The Benchmark Index is designed to measure the performance of 500 of the top companies in leading industries of the U.S. economy and represents the large cap segment of the U.S. equities market.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.
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The Fund may focus its investments in certain sectors, such as the technology sector, to the extent that the Benchmark Index is concentrated in that sector. The Fund may also invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Fund is classified as a diversified investment company, as defined in the 1940 Act. However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. A non-diversified fund generally invests a greater portion of its assets in a limited number of issuers relative to a diversified fund.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
Index Licensing Arrangements
The “S&P 500®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the 1940 Act, “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, cryptocurrency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, cryptocurrency or other asset, nor is it considered to be investment advice or commodity trading advice.
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NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
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Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the technology sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Non-Diversification Risk - The Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Benchmark Index. If the Fund becomes non-diversified, a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund’s performance could be closely tied to those issuers and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Benchmark Index as closely as possible, it will tend to underperform the Benchmark Index to some degree over time. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value,
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especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.21% of the Fund’s average daily net assets up to $1 billion dollars, 0.16% of the average daily net assets over $1 billion, 0.11% of the average daily net assets over $2 billion and 0.09% of the average daily net assets over $3 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.12% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.23% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and
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automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.
Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 1998.

•Michael Lynch, CFA, Head of Index Solutions, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2006.

•Peter Leonard, CFA, Head of Indexation Equity, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
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Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to
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identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The
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Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$37.62	0.33	6.17	6.50	(0.12)	(0.04)	(0.16)	$43.96	17.30%
12/31/2024	$30.55	0.33	7.10	7.43	(0.20)	(0.16)	(0.36)	$37.62	24.33%
12/31/2023	$25.61	0.35	6.19	6.54	(0.13)	(1.47)	(1.60)	$30.55	25.61%
12/31/2022	$31.84	0.31	(6.22)	(5.91)	(0.10)	(0.22)	(0.32)	$25.61	(18.55%)
12/31/2021	$26.10	0.26	7.06	7.32	(0.11)	(1.47)	(1.58)	$31.84	28.20%
Institutional Class
12/31/2025	$9.26	0.12	1.51	1.63	(0.27)	(0.04)	(0.31)	$10.58	17.64%
12/31/2024	$7.79	0.12	1.82	1.94	(0.31)	(0.16)	(0.47)	$9.26	24.86%
12/31/2023	$7.61	0.13	1.83	1.96	(0.31)	(1.47)	(1.78)	$7.79	26.00%
12/31/2022	$9.93	0.12	(1.94)	(1.82)	(0.28)	(0.22)	(0.50)	$7.61	(18.25%)
12/31/2021	$9.11	0.13	2.43	2.56	(0.27)	(1.47)	(1.74)	$9.93	28.66%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2025	$6,731,628	0.49%	0.49%	0.82%	1%
12/31/2024	$5,101,594	0.49%	0.49%	0.95%	2%
12/31/2023	$3,294,950	0.51%	0.51%	1.21%	12%
12/31/2022	$2,628,211	0.51%	0.51%	1.14%	4%
12/31/2021	$3,083,911	0.51%	0.51%	0.88%	9%
Institutional Class
12/31/2025	$2,513,801	0.12%	0.12%	1.18%	1%
12/31/2024	$1,285,393	0.14%	0.14%	1.30%	2%
12/31/2023	$1,110,973	0.15%	0.15%	1.56%	12%
12/31/2022	$980,943	0.16%	0.16%	1.45%	4%
12/31/2021	$1,193,786	0.16%	0.16%	1.24%	9%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
15

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower S&P Mid Cap 400® Index Fund
Institutional Class Ticker: MXNZX
Investor Class Ticker: MXMDX
Class L Ticker: MXBUX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) MidCap 400® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.16%	0.16%	0.16%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.03%	0.38%	0.41%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.03%	0.03%	0.06%
Total Annual Fund Operating Expenses	0.19%	0.54%	0.82%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.00%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.19%	0.54%	0.80%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.20% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$19	$61	$107	$243
Investor Class	$55	$173	$302	$677
Class L	$82	$260	$453	$1,012
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks
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of the companies included in the Benchmark Index. The Benchmark Index is designed to measure the performance of 400 midsize companies and represents the mid cap segment of the U.S. equities market.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index.
The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge Asset Management Limited (the “Sub-Adviser” or “Keyridge”), formerly known as Irish Life Investment Managers Limited.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property
2

values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and the Benchmark Index, which has investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	24.20%
Worst Quarter	March 31, 2020	-29.73%
3

Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	7.35%	8.89%	10.51%	N/A
Investor Class	6.94%	8.49%	10.10%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%	N/A
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	7.50%	9.12%	10.72%	N/A
Class L	6.69%	8.23%	N/A	8.74%	4/7/2017
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	N/A	14.23%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	7.50%	9.12%	N/A	9.56%
Investment Adviser
ECM
Sub-Adviser
Keyridge
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Index Solutions	2016
Peter Leonard, CFA	Head of Indexation Equity	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index.
4

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. The Benchmark Index is designed to measure the performance of 400 midsize companies and represents the mid cap segment of the U.S. equities market.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.
The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
Index Licensing Arrangements
The “S&P MidCap 400®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the
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Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the S&P MidCap 400® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P MidCap 400® is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining, composing or calculating the S&P MidCap 400®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P MidCap 400® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, cryptocurrency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, cryptocurrency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
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Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Benchmark Index as closely as possible, it will tend to underperform the Benchmark Index to some degree over time. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes REITs. Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by demographic trends, the demand for real estate and rental property, quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the
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Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31,
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2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.18% of the Fund’s average daily net assets up to $1 billion dollars, 0.13% of the average daily net assets over $1 billion and 0.08% of the average daily net assets over $2 billion. For the fiscal year ended December 31, 2025, the aggregate fee paid to ECM was 0.16% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.20% of the Class’s average daily net assets, excluding Rule 12b-1 fees and shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.
Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 1998.

•Michael Lynch, CFA, Head of Index Solutions, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2006.

•Peter Leonard, CFA, Head of Indexation Equity, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
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Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
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The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
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Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
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If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan that is described below, and Investor Class and Class L shares have a shareholder services fee that is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating
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conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$21.00	0.22	1.25	1.47	(0.31)	(1.09)	(1.40)	$21.07	6.94%
12/31/2024	$19.11	0.23	2.30	2.53	(0.23)	(0.41)	(0.64)	$21.00	13.27%
12/31/2023	$17.30	0.23	2.49	2.72	(0.08)	(0.83)	(0.91)	$19.11	15.76%
12/31/2022	$20.90	0.22	(3.07)	(2.85)	(0.08)	(0.67)	(0.75)	$17.30	(13.55%)
12/31/2021	$17.74	0.18	4.07	4.25	(0.29)	(0.80)	(1.09)	$20.90	24.01%
Class L
12/31/2025	$9.09	0.07	0.55	0.62	(0.27)	(1.09)	(1.36)	$8.35	6.69%
12/31/2024	$8.63	0.07	1.04	1.11	(0.24)	(0.41)	(0.65)	$9.09	12.97%
12/31/2023	$8.33	0.09	1.20	1.29	(0.16)	(0.83)	(0.99)	$8.63	15.48%
12/31/2022	$10.63	0.10	(1.58)	(1.48)	(0.15)	(0.67)	(0.82)	$8.33	(13.74%)
12/31/2021	$9.48	0.07	2.17	2.24	(0.29)	(0.80)	(1.09)	$10.63	23.71%
Institutional Class
12/31/2025	$8.22	0.11	0.51	0.62	(0.45)	(1.09)	(1.54)	$7.30	7.35%
12/31/2024	$7.87	0.12	0.94	1.06	(0.30)	(0.41)	(0.71)	$8.22	13.62%
12/31/2023	$7.70	0.13	1.11	1.24	(0.24)	(0.83)	(1.07)	$7.87	16.18%
12/31/2022	$9.89	0.13	(1.46)	(1.33)	(0.19)	(0.67)	(0.86)	$7.70	(13.18%)
12/31/2021	$8.92	0.12	2.05	2.17	(0.40)	(0.80)	(1.20)	$9.89	24.45%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2025	$1,295,025	0.54%	0.54%	1.03%	18%
12/31/2024	$1,081,189	0.54%	0.54%	1.08%	17%
12/31/2023	$637,220	0.55%	0.55%	1.25%	24%
12/31/2022	$779,826	0.55%	0.55%	1.22%	27%
12/31/2021	$615,786	0.56%	0.55%	0.88%	25%
Class L
12/31/2025	$42,051	0.83%	0.80%	0.77%	18%
12/31/2024	$45,390	0.82%	0.80%	0.81%	17%
12/31/2023	$45,572	0.84%	0.80%	1.00%	24%
12/31/2022	$44,374	0.87%	0.80%	1.11%	27%
12/31/2021	$630	1.54%	0.80%	0.60%	25%
Institutional Class
12/31/2025	$155,487	0.19%	0.19%	1.37%	18%
12/31/2024	$541,143	0.18%	0.18%	1.43%	17%
12/31/2023	$484,380	0.18%	0.18%	1.62%	24%
12/31/2022	$451,581	0.19%	0.19%	1.55%	27%
12/31/2021	$516,781	0.19%	0.19%	1.20%	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
16

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower S&P Small Cap 600® Index Fund
Institutional Class Ticker: MXERX
Investor Class Ticker: MXISX
Class L Ticker: MXNSX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.19%	0.19%	0.19%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.03%	0.38%	0.47%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.03%	0.03%	0.12%
Total Annual Fund Operating Expenses	0.22%	0.57%	0.91%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.01%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.21%	0.56%	0.81%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.21% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$22	$70	$123	$279
Investor Class	$57	$182	$317	$713
Class L	$83	$280	$494	$1,110
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks
1

of the companies included in the Benchmark Index. The Benchmark Index is designed to measure the performance of 600 small-size companies and represents the small cap segment of the U.S. equities market.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index.
The Fund may focus its investments in certain sectors, such as the financial sector, to the extent that the Benchmark Index is concentrated in that sector. The Fund may also invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge Asset Management Limited (the “Sub-Adviser” or “Keyridge”), formerly known as Irish Life Investment Managers Limited.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small-Size Company Risk - The stocks of small-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small-size companies upon which to base an investment decision.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate
2

investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. REITs are also subject to risks associated with changes in interest rates.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and the Benchmark Index, which has investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	31.26%
Worst Quarter	March 31, 2020	-32.71%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	5.83%	7.08%	9.63%
Investor Class	5.55%	6.70%	9.24%
Class L	5.17%	6.41%	8.97%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	6.02%	7.31%	9.81%
Investment Adviser
ECM
Sub-Adviser
Keyridge
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Index Solutions	2016
Peter Leonard, CFA	Head of Indexation Equity	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. The Benchmark Index is designed to measure the performance of 600 small-size companies and represents the small cap segment of the U.S. equities market.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.
The Fund may focus its investments in certain sectors, such as the financial sector, to the extent that the Benchmark Index is concentrated in that sector. The Fund may also invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
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•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
Index Licensing Arrangements
The “S&P SmallCap 600®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the S&P SmallCap 600® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P SmallCap 600® is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P SmallCap 600® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, cryptocurrency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, cryptocurrency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless,
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the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Small-Size Company Risk - The stocks of small-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small-size companies upon which to base an investment decision.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the financial sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. There is no
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guarantee that the Fund will achieve a high degree of correlation to the Benchmark Index. Additionally, the Benchmark Index may perform unfavorably or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Benchmark Index as closely as possible, it will tend to underperform the Benchmark Index to some degree over time. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes REITs. Investments in real estate-related instruments may be affected by similar risks as direct investment in real estate and the real estate market generally, including economic, legal, cultural, governmental, environmental or technological factors that affect property values, rents or occupancies of real estate. Historically, the real estate industry has been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified due to ownership of a limited number of properties or concentration in a particular geographic region or property type. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by demographic trends, the demand for real estate and rental property, quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially
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unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.19% of the Fund’s average daily net assets up to $1 billion dollars, 0.14% of the average daily net assets over $1 billion and 0.09% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.21% of the Class’s average daily net assets, excluding Rule 12b-1 fees and shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
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Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.
Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 1998.

•Michael Lynch, CFA, Head of Index Solutions, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2006.

•Peter Leonard, CFA, Head of Indexation Equity, has served as portfolio manager of the Fund since 2016 and joined Keyridge in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
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Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program
11

participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To
12

the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan that is described below, and Investor Class and Class L shares have a shareholder services fee that is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
13

Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
14

Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
15

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$13.14	0.16	0.58	0.74	(0.30)	(0.67)	(0.97)	$12.91	5.55%
12/31/2024	$12.71	0.17	0.85	1.02	(0.10)	(0.49)	(0.59)	$13.14	7.94%
12/31/2023	$11.38	0.16	1.58	1.74	(0.07)	(0.34)	(0.41)	$12.71	15.47%
12/31/2022	$14.54	0.14	(2.55)	(2.41)	(0.06)	(0.69)	(0.75)	$11.38	(16.51%)
12/31/2021	$12.79	0.13	3.19	3.32	(0.31)	(1.26)	(1.57)	$14.54	25.95%
Class L
12/31/2025	$19.81	0.18	0.87	1.05	(0.21)	(0.67)	(0.88)	$19.98	5.17%
12/31/2024	$18.87	0.19	1.25	1.44	(0.01)	(0.49)	(0.50)	$19.81	7.71%
12/31/2023	$16.71	0.19	2.32	2.51	(0.01)	(0.34)	(0.35)	$18.87	15.07%
12/31/2022	$20.94	0.18	(3.68)	(3.50)	(0.04)	(0.69)	(0.73)	$16.71	(16.67%)
12/31/2021	$17.83	0.13	4.43	4.56	(0.19)	(1.26)	(1.45)	$20.94	25.61%
Institutional Class
12/31/2025	$6.43	0.09	0.30	0.39	(0.44)	(0.67)	(1.11)	$5.71	5.83%
12/31/2024	$6.53	0.11	0.44	0.55	(0.16)	(0.49)	(0.65)	$6.43	8.54%
12/31/2023	$6.08	0.11	0.83	0.94	(0.15)	(0.34)	(0.49)	$6.53	15.70%
12/31/2022	$8.26	0.10	(1.45)	(1.35)	(0.14)	(0.69)	(0.83)	$6.08	(16.21%)
12/31/2021	$7.87	0.11	1.96	2.07	(0.42)	(1.26)	(1.68)	$8.26	26.40%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2025	$956,057	0.57%	0.56%	1.21%	34%
12/31/2024	$762,951	0.57%	0.56%	1.27%	27%
12/31/2023	$467,089	0.57%	0.56%	1.36%	30%
12/31/2022	$499,381	0.57%	0.56%	1.12%	33%
12/31/2021	$505,466	0.56%	0.56%	0.86%	20%
Class L
12/31/2025	$22,148	0.91%	0.81%	0.94%	34%
12/31/2024	$25,446	0.90%	0.81%	0.98%	27%
12/31/2023	$26,796	0.89%	0.81%	1.11%	30%
12/31/2022	$27,993	0.93%	0.81%	1.00%	33%
12/31/2021	$2,609	0.97%	0.81%	0.62%	20%
Institutional Class
12/31/2025	$132,786	0.22%	0.21%	1.48%	34%
12/31/2024	$394,487	0.20%	0.20%	1.62%	27%
12/31/2023	$344,521	0.21%	0.21%	1.72%	30%
12/31/2022	$319,255	0.21%	0.21%	1.44%	33%
12/31/2021	$369,318	0.20%	0.20%	1.21%	20%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower SecureFoundation® Balanced ETF Fund
Class A Ticker: SFBPX
(the “Fund”)
Shares of the Fund were only available as an investment option in connection with the purchase of the Empower SecureFoundation Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity certificate or individual contract issued by Empower Annuity Insurance Company of America (“Empower of America”). For more information about the Guarantee, please refer to the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which are set forth in a separate prospectus or disclosure statement describing the Guarantee. If the Guarantee Benefit Fee was reflected, the fees and expenses shown below would be higher. You may qualify for a sales charge waiver; information about the waiver is available from your financial professional.
Shareholder Fees (fees paid directly from your investment)
Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.42%
Other Expenses	1.42%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	1.62%
Fee Waiver and Expense Reimbursement[2]	1.35%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.27%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to the investment adviser, distribution and service fees pursuant to a Rule 12b-1 or successor plan, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by Empower Funds’ Independent Directors (“Other Expenses”) incurred by the Fund that exceeds an annual rate of 0.07% of the Fund’s average daily net assets for Class A shares (“Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the Guarantee Benefit Fee. If the Guarantee Benefit Fee was reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$528	$878	$1,253	$2,306
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing primarily in a professionally selected mix of exchange-traded funds (“Underlying ETFs”). The Fund may also invest in other types of securities, including open-end investment companies (together, with Underlying ETFs, “Underlying Funds”).
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities. In addition to investing in Underlying ETFs, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.
Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying ETFs. The Fund currently invests primarily in Underlying ETFs designed to track the performance of a specified securities index (“Index Funds”). Each Underlying ETF has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, short-term investments and derivatives.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying ETFs in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	23.19%	International	13.86%
Vanguard S&P 500 ETF		Vanguard FTSE Developed Markets ETF
Mid Cap	10.76%	Emerging Markets	4.56%
Vanguard S&P Mid-Cap 400 ETF		Vanguard FTSE Emerging Markets ETF
Small Cap	7.63%	Bond	40.00%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF
The Fund will rebalance its holdings of the Underlying ETFs on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying ETF allocations, and the Underlying ETFs on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying ETF allocations, or add or delete Underlying ETFs at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in Underlying ETFs, all risks associated with the Underlying ETFs apply to the Fund. To the extent the Fund invests more of its assets in one Underlying ETF than another, the Fund will have greater exposure to the risks of that Underlying ETF.

•Since the Fund invests in Underlying ETFs, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying ETFs. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying ETFs.

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Exchange-Traded Funds (“ETFs”) Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:

•ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value, there may be times when the market price and the net asset value of an ETF share vary significantly. Thus, the Fund may pay more or less than net asset value when it buys shares of an Underlying ETF on the secondary market, and the Fund may receive more or less than net asset value when it sells those shares.

•Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.

•Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.
Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying ETF investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying ETF may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying ETF’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying ETF, particular industries represented in an Underlying ETF’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying ETF’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying ETF’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying ETF’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying ETF’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying ETF.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying ETF’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying ETF has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying ETF focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Liquidity Risk - An Underlying ETF may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that an Underlying ETF will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying ETF’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying ETF to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying ETF. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
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Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying ETF’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying ETF could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying ETFs is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Class A shares for the last ten calendar years and by comparing its average annual total return to the performance of a broad-based securities market index and a composite index with investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); and the Bloomberg U.S. Aggregate Bond Index (intermediate term bond). Please see Appendix A of the Fund’s Prospectus for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not reflect the impact of sales charges or the Guarantee Benefit Fee. If the sales charges or the Guarantee Benefit Fee were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Class A Shares Before Sales Charges

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	14.17%
Worst Quarter	March 31, 2020	-14.34%
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Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Class A before taxes	8.78%	4.83%	7.11%
Class A after taxes on distributions	11.71%	3.44%	5.25%
Class A after taxes on distributions and sale of fund shares	9.69%	3.97%	5.43%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
SecureFoundation® Balanced ETF Composite Index (reflects no deduction for fees, expenses or taxes)	13.81%	6.18%	7.93%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who are tax-exempt or who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
You may redeem shares of the Fund on any business day that Empower Funds is open by contacting your broker-dealer, custodian or trustee of your IRA, or other financial intermediary (each, a “financial intermediary”). Your financial intermediary may have different requirements or fees for the processing of redemption orders or may be closed at times when the New York Stock Exchange (“NYSE”) or Empower Funds is open. In certain circumstances, such as if you terminate your relationship with your financial intermediary, you may contact the Fund at (866) 831-7129 for information about your account.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both) unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement, or you are tax-exempt.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and other services. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation and income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is a “fund-of-funds” that pursues its investment objective by investing in Underlying ETFs. The Fund is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement
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together with the potential benefit of the Guarantee. The Fund strives to provide shareholders with diversification primarily through a professionally designed asset allocation model and professionally selected investments in the Underlying ETFs. The intended benefit of diversification across asset classes is to reduce volatility over the long term.
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities. In addition to investing in Underlying ETFs, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying ETFs. The first step in ECM’s allocation process is to determine the Fund’s asset class allocations. Once the asset allocation is determined, ECM, using its proprietary investment process, selects the Underlying ETFs and the percentage of the Fund’s assets that will be allocated to each Underlying ETF. Most, if not all, of the Underlying ETFs in which the Fund invests are Index Funds that are designed to track the performance of a specified securities index. The Fund follows an approach of investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying ETFs in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	23.19%	International	13.86%
Vanguard S&P 500 ETF		Vanguard FTSE Developed Markets ETF
Mid Cap	10.76%	Emerging Markets	4.56%
Vanguard S&P Mid-Cap 400 ETF		Vanguard FTSE Emerging Markets ETF
Small Cap	7.63%	Bond	40.00%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF
ECM reviews asset class allocations, Underlying ETF allocations, and the Underlying ETFs on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying ETF allocations, or add or delete Underlying ETFs at any time without shareholder notice or approval. Accordingly, the Fund will not necessarily invest in the Underlying ETFs listed in the table above and may invest in Underlying ETFs not listed above.
The Fund will rebalance its holdings of the Underlying ETFs on a periodic basis to maintain the appropriate asset allocation. Rebalancing generally occurs on a periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying ETFs and purchasing shares of other Underlying ETFs.
Each Underlying ETF has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), fixed income securities, short-term investments and derivatives. Information regarding the Underlying ETFs is available in the applicable Underlying ETF’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying ETFs. The prospectus and statement of additional information for each of the Underlying ETFs is available on the SEC’s website at www.sec.gov.
In pursuing the Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not. There is no guarantee that the Fund will meet its objective. The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Empower Funds (the “Board”) without shareholder approval.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities
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issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying ETFs, all risks associated with the Underlying ETFs apply to the Fund. To the extent the Fund invests more of its assets in one Underlying ETF than another, the Fund will have greater exposure to the risks of that Underlying ETF.

•Changes in the net asset values of each Underlying ETF affect the net asset values of the Fund. As a result, over the long term the Fund’s ability to meet its investment objective will depend on the ability of the Underlying ETFs to meet their own investment objectives.

•The Underlying ETFs will not necessarily make consistent investment decisions. One Underlying ETF may buy the same security that another Underlying ETF is selling. You would indirectly bear the costs of both trades.

•Since the Fund invests in Underlying ETFs, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying ETFs. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying ETFs.

•The ability of the Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying ETFs. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying ETFs may be incorrect in view of actual market conditions.

•From time to time, one or more of the Underlying ETFs may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying ETFs. These large purchases or redemptions could affect the performance of the Underlying ETFs and, therefore, the performance of the Fund.
Exchange-Traded Funds Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:

•ETF shares are not individually redeemable. They can be redeemed with the issuing fund at net asset value only in large blocks known as creation units, which would cost millions of dollars to assemble.

•ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value, there may be times when the market price and the net asset value of an ETF share vary significantly. Thus, the Fund may pay more or less than net asset value when it buys shares of an Underlying ETF on the secondary market, and the Fund may receive more or less than net asset value when it sells those shares.

•The market price of ETF shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF shares are most likely to be traded at a discount to net asset value, and the discount is likely to be greatest, when the price of ETF shares is falling fastest - and this may be the time that the Fund most wants to sell shares of an Underlying ETF.

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•Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.

•Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.
Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying ETF investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying ETF may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying ETF’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying ETF, particular industries represented in an Underlying ETF’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying ETF’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying ETF’s investments and negatively impact the Underlying ETF’s performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying ETF’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying ETF’s investments, including negatively
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affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying ETF’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause an Underlying ETF to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject an Underlying ETF to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay an Underlying ETF from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in an Underlying ETF being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying ETF.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to an Underlying ETF or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying ETF from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying ETF’s liquidity and performance.
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Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying ETF’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying ETF has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies. An Underlying ETF accrues additional expenses when engaging in currency exchange transactions, and valuation of the Underlying ETF’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying ETF focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying ETF’s investments. Investment performance may also be more volatile when an Underlying ETF concentrates its investments in certain countries, especially emerging market countries or regions.
Liquidity Risk - An Underlying ETF may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that an Underlying ETF will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying ETF. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and an Underlying ETF may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by an Underlying ETF. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying ETF’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying ETF to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying ETF. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy. An index fund has operating and other expenses while an index does not. As a result, while an index fund will attempt to track a benchmark index as closely as possible, it will tend to underperform the benchmark index to some degree over time. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying ETF’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle an Underlying ETF to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on an Underlying ETF’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying ETF may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying ETF’s holdings. The other parties to certain derivative
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contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying ETF’s volatility. There can be no assurance that an Underlying ETF’s use of derivatives will work as intended, and it is possible for the Underlying ETF to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying ETF, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by an Underlying ETF and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, an Underlying ETF is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying ETF’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying ETF may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying ETF losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying ETF. An Underlying ETF may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, an Underlying ETF could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
You should be aware that the Fund is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Fund in connection with your retirement, you should consider many factors, including your projected retirement date, your projected financial needs and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Fund’s Fees and Expenses
The expenses shown in the Fund’s table of Annual Fund Operating Expenses (unless otherwise noted in the footnotes) are for the fiscal year ended December 31, 2025. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Fund’s assets among Underlying ETFs and the actual expenses of the Underlying ETFs.
Investors may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs instead of the Fund. Since the Fund pursues its investment objective by investing in Underlying ETFs, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying ETFs. You may indirectly bear expenses paid by the Underlying ETFs related to the distribution of such shares.
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However, not all of the Underlying ETFs may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Fund or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Fund.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
The Fund is managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager & Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Fund since 2014 and joined ECM in 2011.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2018 and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.16% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation. ECM has contractually agreed to reduce its advisory fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to ECM, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by Empower Funds’ Independent Directors incurred by the Fund exceed an annual rate of 0.07% of the Fund’s average daily net assets for Class A shares (“Expense Limit”). The agreement’s current term ends on April 30, 2027 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying the Fund’s shares is the net asset value of the Fund plus any sales load. The transaction price for selling the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for
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example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s (or Underlying ETFs’) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying ETFs’) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s (or Underlying ETFs’) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly. However, good orders received by certain financial intermediaries on a business day prior to calculation of net asset value, and communicated to Empower Funds or its designee prior to such time as agreed upon by Empower Funds and intermediary on the following business day, will be effected at the net asset value determined on the prior business day.
The Fund values its shares of the Underlying Funds (other than Underlying ETFs) at each Underlying Fund’s respective net asset value and values its other assets (including shares of Underlying ETFs) at current market prices where current market prices are readily available. If current market prices or Underlying Fund net asset values are not readily available, the Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Redeeming Shares
The Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
You can redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”).
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order for all methods of payment; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. The Fund may delay payment of redemption proceeds for more than seven days under circumstances where there is a reasonable belief that a senior investor or another vulnerable adult is subject to financial exploitation. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value. If you wish to change the dividends and capital gains distribution election, contact your financial intermediary. Please see the Guarantee prospectus with respect to the effect changes to the dividends and capital gains distribution election may have on the benefit under your Guarantee.
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute in a timely manner all of its net investment income and net capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders or if it otherwise fails to qualify as a regulated investment company under the Code. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
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It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders and all distributions from the Fund’s earnings and profits would be taxable to its U.S. shareholders as dividends (unless you are tax-exempt or hold Fund shares through a tax-advantaged arrangement). This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund and Guarantee for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that (i) investment in the Fund and Guarantee are not purchased as part of an IRA and (ii) investors are “U.S. shareholders” (i.e., beneficial owners of Fund shares that are “United States persons” (as such term is defined under the Code) but not partnerships investing in the Fund).
Dividends and Capital Gains Distributions
Dividends and capital gains distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares of the Fund or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to U.S. shareholders who are individuals and other noncorporate U.S. shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels. If the Fund received dividends from an Underlying Fund, including an Underlying ETF, that qualifies as a regulated investment company for federal income tax purposes and the Underlying Fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Fund meets certain holding period and other requirements with respect to the shares of the Underlying Fund.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to U.S. shareholders at long-term capital gain rates, regardless of how long a U.S. shareholder has held shares of the Fund.
The Fund’s use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Fund and, therefore, may increase the amount of taxes payable by you. Generally, the character of the dividends and distributions the Fund receives from an Underlying Fund will “pass through” to you, subject to certain exceptions, as long as the Fund and Underlying Fund each qualify as a regulated investment company.
The Fund’s distributions are generally taxable to you for the year when received. Distributions declared to shareholders of record in October, November or December and paid during January of the succeeding year, however, will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable to such shareholder even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if such shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gains for U.S. investors who are individuals and other noncorporate U.S. shareholders is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
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Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold, redeemed, or exchanged, including through dividend reinvestment. Covered securities are Fund shares purchased on or after January 1, 2012 in a non-retirement account. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of the Underlying Fund and consequently will reduce the return of your investment in the Fund.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions, sales proceeds, redemption proceeds, and any other payments you receive from the Fund. Currently, the backup withholding rate is a flat rate of 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable income tax treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Specifically, except as otherwise noted, the foregoing discussion summarizes certain federal income tax consequences solely for investors (1) who are beneficial owners of the shares of the Fund, (2) hold such shares as capital assets and (3) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans). Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund.
Class A Shares
The Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower
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products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Class A shares for the past five years. Certain information reflects financial results for a single Fund (Class A) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)(d)
Class A
12/31/2025	$10.98	0.29	1.31	1.60	(0.34)	(0.71)	(1.05)	$11.53	14.50%
12/31/2024	$10.93	0.28	0.70	0.98	(0.30)	(0.63)	(0.93)	$10.98	8.99%
12/31/2023	$10.13	0.25	1.15	1.40	(0.27)	(0.33)	(0.60)	$10.93	13.81%
12/31/2022	$12.92	0.22	(2.14)	(1.92)	(0.25)	(0.62)	(0.87)	$10.13	(14.88%)
12/31/2021	$13.22	0.23	1.13	1.36	(0.23)	(1.43)	(1.66)	$12.92	10.24%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate
Supplemental Data and Ratios
Class A
12/31/2025	$17,442	1.58%	0.23%	2.49%	11%
12/31/2024	$19,143	1.37%	0.23%	2.40%	9%
12/31/2023	$20,633	1.14%	0.23%	2.34%	6%
12/31/2022	$20,478	0.88%	0.23%	1.93%	18%
12/31/2021	$26,512	0.73%	0.25%	1.66%	17%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of management fees and/or distribution fees waived, if applicable. Without the waiver, the return would have been lower.
(c)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, returns would be lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
18

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

Appendix A
Description of Composite Indexes
The Fund compares its returns to a composite index. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes:
•the S&P 500® Index (large blend) (Fund inception to present);
•the S&P MidCap 400® Index (mid blend) (Fund inception to present);
•the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•the MSCI EAFE Index (international large blend) (Fund inception to present);
•the MSCI Emerging Markets Index (diversified emerging markets) (Fund inception to present); and
•the Bloomberg U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present).
Over time, the composite index will change with the Fund’s target asset allocation. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The S&P 500® Index is designed to measure the performance of 500 of the top companies in leading industries of the U.S. economy and represents the large cap segment of the U.S. equities market.
The S&P MidCap 400® Index is designed to measure the performance of 400 midsize companies and represents the mid cap segment of the U.S. equities market.
The S&P SmallCap 600® Index is designed to measure the performance of 600 small-size companies and represents the small cap segment of the U.S. equities market.
The MSCI EAFE Index (Europe, Australasia, Far East) is designed to represent the performance of large and mid cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.
The MSCI Emerging Markets Index is designed to represent the performance of large and mid cap securities across 24 emerging market countries.
The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade bond market, including corporate, government and mortgage-backed securities.
20

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower SecureFoundation® Balanced Fund
Institutional Class Ticker: MXCJX
Investor Class Ticker: MXSBX
Service Class Ticker: MXSHX
Class L Ticker: MXLDX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
Shares of the Fund are only available as an investment option in connection with the purchase of a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract, a certificate to a group fixed deferred annuity contract issued by Empower Annuity Insurance Company of America (“Empower of America”), a variable annuity contract issued by Empower of America or Empower Life & Annuity Insurance Company of New York (“Empower of NY”), or a rider to a variable annuity contract issued by Empower of America or Empower of NY. For more information about the Guarantee, please refer to the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which are set forth in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses[1]	0.25%	0.60%	0.70%	0.85%
Fee Waiver and Expense Reimbursement[2]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.23%	0.58%	0.68%	0.83%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a fixed interest contract issued and guaranteed by Empower Annuity Insurance Company of America. The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the Guarantee Benefit Fee or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$24	$78	$139	$316
Investor Class	$59	$190	$333	$748
Service Class	$69	$222	$388	$869
Class L	$85	$269	$469	$1,047
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
1

The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by Empower of America (the “Contract” or the “Empower of America Contract”). The mutual funds and the Contract are referred to as the “Underlying Funds.”
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.
Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser, uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, short-term investments and derivatives.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	23.19%	International	13.86%
Empower S&P 500® Index Fund Institutional		Empower International Index Fund Institutional
Mid Cap	10.76%	Emerging Markets	4.56%
Empower S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	7.63%	Bond	35.00%
Empower S&P Small Cap 600® Index Fund Institutional		Empower Bond Index Fund Institutional
		Short-Term Bond	5.00%
		Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. However, if Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law.
2

Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
3

Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
4

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a composite index with investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg 1-3 Year Credit Bond Index (short term income/cash). Please see Appendix A of the Fund’s Prospectus for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the Guarantee Benefit Fee or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	13.29%
Worst Quarter	March 31, 2020	-13.05%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	13.31%	5.97%	7.80%
Investor Class	12.93%	5.61%	7.44%
Service Class	12.79%	5.50%	7.32%
Class L	12.67%	5.32%	7.14%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
SecureFoundation® Balanced Composite Index (reflects no deduction for fees, expenses or taxes)	13.73%	6.34%	7.91%
Investment Adviser
ECM
5

Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Andrew Corwin, CFA	Portfolio Manager & Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable annuity contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable annuity contract, retirement plan or IRA. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an underlying investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable annuity contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation and income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is a “fund-of-funds” that pursues its investment objective by investing in Underlying Funds. The Fund is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Fund strives to provide shareholders with diversification primarily through a professionally designed asset allocation model and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long term.
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.
ECM uses asset allocation strategies to allocate the Fund’s assets among different broad asset classes and the Underlying Funds. The first step in ECM’s allocation process is to determine the Fund’s asset class allocations. Once the asset allocation is determined, ECM, using its proprietary investment process, selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each Underlying Fund. Most, if not all, of the Underlying Funds in which the Fund invests are Index Funds that are designed to track the performance of a specified securities index. The Fund follows an approach of investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being
6

hedged efficiently by life insurance companies serving the market for guaranteed income benefits. The Fund may invest in the Contract for allocations to the short-term bond/cash asset class. The Contract has a stable principal value and will pay the Fund a fixed rate of interest. The interest rate paid by the Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	23.19%	International	13.86%
Empower S&P 500® Index Fund Institutional		Empower International Index Fund Institutional
Mid Cap	10.76%	Emerging Markets	4.56%
Empower S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	7.63%	Bond	35.00%
Empower S&P Small Cap 600® Index Fund Institutional		Empower Bond Index Fund Institutional
		Short-Term Bond	5.00%
		Empower of America Contract
ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, change target asset class or Underlying Fund allocations, or add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Fund will not necessarily invest in the Underlying Funds listed in the table above and may invest in Underlying Funds not listed above.
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Rebalancing generally occurs on a periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of rebalancing, expenses related to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.
Underlying Funds may include mutual funds that are advised by ECM and mutual funds that are advised or sub-advised by affiliated or unaffiliated investment advisers. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, short-term investments and derivatives. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at www.sec.gov.
In pursuing the Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not. There is no guarantee that the Fund will meet its objective. The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Empower Funds (the “Board”) without shareholder approval.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update
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this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•Changes in the net asset values of each Underlying Fund affect the net asset values of the Fund. As a result, over the long term the Fund’s ability to meet its investment objective will depend on the ability of the Underlying Funds to meet their own investment objectives.

•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.

•The ability of the Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

•ECM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Fund’s investments among the Underlying Funds. ECM is subject to conflicts of interest because ECM serves as investment adviser to certain Underlying Funds, and because the fees paid to ECM by certain Underlying Funds may be higher than fees paid by other Underlying Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Fund.
Empower of America Contract Risk - The Contract has a stable principal value and pays a minimum fixed interest rate to the Fund. Both the principal and interest rate are guaranteed by Empower of America regardless of market conditions. The Fund does not participate directly in the actual experience of the assets underlying the Contract. It is important to note that only the Fund is entitled to the Contract’s guarantee of principal and interest rate. Shareholders, as investors in the Fund, are not entitled to the guarantee of principal and interest rate. Neither the Fund, ECM, Empower of America nor any of their affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Empower of America were to become insolvent and unable to meet the guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest, and the Contract would be settled commensurate with other Empower of America policy holder obligations under applicable law. Because the Contract is issued and guaranteed by a single issuer, Empower of America, the financial health of Empower of America may have a greater impact on the value of the Fund. Empower of America may terminate the Contract, decide to stop offering the Contract in its current form, or decide to stop offering the Contract altogether.
Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
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Market Risk - The value of an Underlying Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying Fund’s investments and negatively impact the Underlying Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and an Underlying Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and an Underlying Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be
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more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject an Underlying Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in an Underlying Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to an Underlying Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. An Underlying Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make
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a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by an Underlying Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Underlying Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible an index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy. An index fund has operating and other expenses while an index does not. As a result, while an index fund will attempt to track a benchmark index as closely as possible, it will tend to underperform the benchmark index to some degree over time. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause an index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts, forward contracts, options and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivatives will work as intended, and it is possible for the Underlying Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund’s losses could be significant and
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are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, an Underlying Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
You should be aware that the Fund is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Fund in connection with your retirement, you should consider many factors, including your projected retirement date, your projected financial needs and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Fund’s Fees and Expenses
The expenses shown in the Fund’s table of Annual Fund Operating Expenses (unless otherwise noted in the footnotes) are for the fiscal year ended December 31, 2025. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Fund. Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Fund or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Fund.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. ECM will arrange for Empower Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Fund would remain subject to any redemption fees, exchange fees or administrative fees associated with the particular class of shares. The Fund also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
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The Fund is managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager & Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Fund since 2014 and joined ECM in 2011.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2018 and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement and all other fees and expenses, except that the Fund shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Service Class and Class L shares, all shareholder services fees with respect to Investor Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Contract. The agreement’s current term ends on April 30, 2027 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s (or Underlying Fund’s) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
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The Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. If current market prices or Underlying Fund net asset values are not readily available, the Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Because the Fund is primarily invested in shares of Underlying Funds, the Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Fund through subaccount units, IRA owners and retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Fund) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in Underlying Funds that invest in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in an Underlying Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons
14

unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the shares of Underlying Funds, which will reduce an Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Fund). Because securities of smaller companies may be less liquid than securities of larger companies, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if an Underlying Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures
15

at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Fund. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable annuity contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of the Fund.
Share Classes
The Fund has four classes of shares, Institutional Class, Investor Class, Service Class and Class L shares. Each class is identical except that Service Class and Class L shares have a distribution and service plan that is described below, and Investor Class, Service Class and Class L shares have a shareholder services fee that is described below.
Service Class Distribution Plan
The Fund has adopted a distribution, or “Rule 12b-1,” plan for its Service Class shares. The plan allows the Service Class shares of the Fund to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sale of Service Class shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Service Class shareholders.
The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of the Fund). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
16

Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate the Distributor, for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class, Service Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
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The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
18

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class, Service Class and Class L shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)(d)
Investor Class
12/31/2025	$12.85	0.57	1.09	1.66	(0.38)	(0.15)	(0.53)	$13.98	12.93%
12/31/2024	$12.80	0.34	0.71	1.05	(0.29)	(0.71)	(1.00)	$12.85	8.18%
12/31/2023	$11.75	0.33	1.20	1.53	(0.27)	(0.21)	(0.48)	$12.80	13.18%
12/31/2022	$14.65	0.24	(2.36)	(2.12)	(0.21)	(0.57)	(0.78)	$11.75	(14.51%)
12/31/2021	$14.39	0.32	1.27	1.59	(0.31)	(1.02)	(1.33)	$14.65	11.12%
Service Class
12/31/2025	$13.16	0.54	1.14	1.68	(0.36)	(0.15)	(0.51)	$14.33	12.79%
12/31/2024	$13.08	0.34	0.72	1.06	(0.27)	(0.71)	(0.98)	$13.16	8.09%
12/31/2023	$11.99	0.37	1.17	1.54	(0.24)	(0.21)	(0.45)	$13.08	13.04%
12/31/2022	$14.92	0.24	(2.42)	(2.18)	(0.18)	(0.57)	(0.75)	$11.99	(14.58%)
12/31/2021	$14.63	0.38	1.22	1.60	(0.29)	(1.02)	(1.31)	$14.92	11.02%
Class L
12/31/2025	$10.49	0.35	0.98	1.33	(0.36)	(0.15)	(0.51)	$11.31	12.67%
12/31/2024	$10.62	0.26	0.59	0.85	(0.27)	(0.71)	(0.98)	$10.49	7.89%
12/31/2023	$9.83	0.25	0.99	1.24	(0.24)	(0.21)	(0.45)	$10.62	12.89%
12/31/2022	$12.40	0.18	(2.00)	(1.82)	(0.18)	(0.57)	(0.75)	$9.83	(14.71%)
12/31/2021	$12.37	0.22	1.09	1.31	(0.26)	(1.02)	(1.28)	$12.40	10.70%
Institutional Class
12/31/2025	$7.17	0.23	0.73	0.96	(0.44)	(0.15)	(0.59)	$7.54	13.31%
12/31/2024	$7.57	0.25	0.40	0.65	(0.34)	(0.71)	(1.05)	$7.17	8.64%
12/31/2023	$7.17	0.24	0.71	0.95	(0.34)	(0.21)	(0.55)	$7.57	13.55%
12/31/2022	$9.35	0.21	(1.54)	(1.33)	(0.28)	(0.57)	(0.85)	$7.17	(14.22%)
12/31/2021	$9.66	0.23	0.86	1.09	(0.38)	(1.02)	(1.40)	$9.35	11.45%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2025	$296,195	0.45%	0.43%	4.24%	14%
12/31/2024	$298,721	0.45%	0.43%	2.59%	10%
12/31/2023	$344,455	0.45%	0.43%	2.68%	15%
12/31/2022	$336,832	0.45%	0.43%	1.88%	20%
12/31/2021	$505,377	0.45%	0.43%	2.14%	20%
Service Class
12/31/2025	$48,664	0.55%	0.53%	3.92%	14%
12/31/2024	$55,536	0.55%	0.53%	2.48%	10%
12/31/2023	$68,318	0.55%	0.53%	2.94%	15%
12/31/2022	$72,194	0.55%	0.53%	1.85%	20%
12/31/2021	$95,472	0.55%	0.53%	2.46%	20%
Class L
12/31/2025	$168,959	0.70%	0.68%	3.14%	14%
12/31/2024	$190,355	0.70%	0.68%	2.35%	10%
12/31/2023	$233,888	0.70%	0.68%	2.45%	15%
12/31/2022	$261,370	0.70%	0.68%	1.70%	20%
12/31/2021	$353,678	0.70%	0.68%	1.73%	20%
Institutional Class
12/31/2025	$221,886	0.10%	0.08%	3.00%	14%
12/31/2024	$217,480	0.10%	0.08%	3.15%	10%
12/31/2023	$233,851	0.10%	0.08%	3.17%	15%
12/31/2022	$209,452	0.10%	0.08%	2.58%	20%
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	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
12/31/2021	$156,549	0.10%	0.08%	2.31%	20%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of management fees and/or distribution fees waived, if applicable. Without the waiver, the return would have been lower.
(c)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, returns would be lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
21

Appendix A
Description of Composite Index
The Fund compares its returns to a composite index. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes:
•the S&P 500® Index (large blend) (Fund inception to present);
•the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
•the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•the MSCI EAFE Index (international large blend) (Fund inception to present);
•the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present);
•the Bloomberg U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present); and
•the Bloomberg Credit 1-3 Year Bond Index (short term bond) (September 20, 2013 to present).
Over time, the composite index will change with the Fund’s target asset allocation. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The S&P 500® Index is designed to measure the performance of 500 of the top companies in leading industries of the U.S. economy and represents the large cap segment of the U.S. equities market.
The S&P MidCap 400® Index is designed to measure the performance of 400 midsize companies and represents the mid cap segment of the U.S. equities market.
The S&P SmallCap 600® Index is designed to measure the performance of 600 small-size companies and represents the small cap segment of the U.S. equities market.
The MSCI EAFE Index (Europe, Australasia, Far East) is designed to represent the performance of large and mid cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.
The MSCI Emerging Markets Index is designed to represent the performance of large and mid cap securities across 24 emerging market countries.
The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment grade bond market, including corporate, government and mortgage-backed securities.
The Bloomberg 1-3 Year Credit Bond Index is a subset of the Bloomberg Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years and minimum issue size is $100 million.
22

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Short Duration Bond Fund
Institutional Class Ticker: MXXJX
Investor Class Ticker: MXSDX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.06%	0.44%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.06%	0.09%
Total Annual Fund Operating Expenses	0.29%	0.67%
Fee Waiver and Expense Reimbursement[2]	0.04%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%
1
The fees and expenses of the Fund have been restated to reflect expense limit changes that went into effect on April 30, 2026.
2
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$89	$159	$364
Investor Class	$61	$207	$366	$828
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund will maintain an actively managed portfolio of bonds selected from several categories, including corporate bonds; securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized
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mortgage obligations; Rule 144A fixed income securities; U.S. Treasuries and agency securities; structured credit; commercial paper; and foreign government securities, including obligations of governments in developed and emerging markets.
The Fund may also invest in below investment grade securities (commonly known as “high yield securities” or “junk bonds”), including bank loans.
The Fund will normally maintain a dollar weighted effective average duration of three years or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may invest in derivatives, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Advisers, Inc. (the “Sub-Adviser” or “Franklin”). Franklin’s investment approach combines bottom-up fundamental research with quantitative analysis, employing sector expertise across the broad global fixed income opportunity set.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
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Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Commercial Paper Risk - Like bonds and other fixed income securities, commercial paper prices can be adversely affected by fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. In addition, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund.
Derivatives Risk - The use of derivatives, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
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Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to February 26, 2024, reflects the performance of the Fund’s adviser, ECM, which no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	5.43%
Worst Quarter	March 31, 2022	-2.69%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	5.80%	2.49%	2.85%
Investor Class	5.29%	2.11%	2.48%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.82%	2.46%	2.64%
Investment Adviser
ECM
Sub-Adviser
Franklin
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Albert Chan, CFA	Head of Portfolio Construction &Analytics	2024
Joanne Driscoll, CFA	Head of Short Term Liquid Markets	2024
Michael Lima, CFA	Portfolio Manager	2024
Andrew Benson	Portfolio Manager	2024
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund will maintain an actively managed portfolio of bonds selected from several categories, including corporate bonds; securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations; Rule 144A fixed income securities; U.S. Treasuries and agency securities; structured credit; commercial paper; and foreign government securities, including obligations of governments in developed and emerging markets.
The Fund may also invest in below investment grade securities (commonly known as “high yield securities” or “junk bonds”), including bank loans.
The Fund will normally maintain a dollar weighted effective average duration of three years or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may invest in derivatives, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin. Franklin’s investment approach combines bottom-up fundamental research with quantitative analysis, employing sector expertise across the broad global fixed income opportunity set. Franklin may consider credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.
Although not considered a principal investment strategy, Franklin may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
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More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Bank loans, which may include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Global Ratings (“S&P”), have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated.
•Commercial paper is an unsecured short-term promissory note issued by banks, corporations and other entities primarily to finance short-term credit needs. Such securities normally have maturities of nine months or less and, although commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.

•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments, or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
•Investment grade securities are those rated Baa3 or higher by Moody’s, BBB- or higher by S&P, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
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•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general
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downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Commercial Paper Risk - Like bonds and other fixed income securities, commercial paper prices can be adversely affected by fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are also subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper. In addition, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund.
Derivatives Risk - The use of derivatives, including but not limited to futures, options, certain foreign currency transactions, and credit default, total return and interest rate swap contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price
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volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
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U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments
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through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.23% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.25% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
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Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, has been registered as an investment adviser pursuant to the Advisers Act since 1986.

•Albert Chan, CFA, Head of Portfolio Construction & Analytics, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2024 following the acquisition of Putnam Investment Management, LLC (“Putnam”) by Franklin Resources, Inc. He joined Putnam in 2002.

•Joanne Driscoll, CFA, Head of Short Term Liquid Markets, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2024 following the acquisition of Putnam by Franklin Resources, Inc. She joined Putnam in 1995.

•Michael Lima, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2024 following the acquisition of Putnam by Franklin Resources, Inc. He joined Putnam in 1997.

•Andrew Benson, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2024 following the acquisition of Putnam by Franklin Resources, Inc. He joined Putnam in 2008.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account.
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The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains
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(less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
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Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
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Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$10.27	0.47	0.07	0.54	—	(0.32)	—	(0.32)	$10.49	5.29%
12/31/2024	$10.29	0.43	0.01	0.44	—	(0.46)	—	(0.46)	$10.27	4.24%
12/31/2023	$9.97	0.32	0.24	0.56	(0.00) (d)	(0.24)	—	(0.24)	$10.29	5.67%
12/31/2022	$10.57	0.19	(0.64)	(0.45)	—	(0.15)	—	(0.15)	$9.97	(4.25%)
12/31/2021	$10.77	0.11	(0.11)	0.00 (d)	(0.00) (d)	(0.11)	(0.09)	(0.20)	$10.57	(0.03%)
Institutional Class
12/31/2025	$9.48	0.46	0.09	0.55	—	(0.39)	—	(0.39)	$9.64	5.80%
12/31/2024	$9.53	0.44	(0.00) (d)	0.44	—	(0.49)	—	(0.49)	$9.48	4.65%
12/31/2023	$9.29	0.33	0.22	0.55	(0.00) (d)	(0.31)	—	(0.31)	$9.53	5.98%
12/31/2022	$9.88	0.20	(0.59)	(0.39)	—	(0.20)	—	(0.20)	$9.29	(3.95%)
12/31/2021	$10.11	0.14	(0.10)	0.04	(0.00) (d)	(0.18)	(0.09)	(0.27)	$9.88	0.34%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Investor Class
12/31/2025	$64,718	0.66%	0.59%	4.42%	50%
12/31/2024	$65,870	0.69%	0.59%	4.11%	96%
12/31/2023	$66,610	0.67%	0.60%	3.15%	58%
12/31/2022	$63,874	0.68%	0.60%	1.84%	76%
12/31/2021	$58,567	0.66%	0.60%	1.06%	123%
Institutional Class
12/31/2025	$484,299	0.29%	0.24%	4.73%	50%
12/31/2024	$365,913	0.29%	0.24%	4.47%	96%
12/31/2023	$341,422	0.28%	0.25%	3.51%	58%
12/31/2022	$271,140	0.28%	0.25%	2.12%	76%
12/31/2021	$317,200	0.26%	0.25%	1.43%	123%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
20

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Small Cap Growth Fund
Institutional Class Ticker: MXMSX
Investor Class Ticker: MXMTX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.08%	0.79%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.08%	0.44%
Total Annual Fund Operating Expenses	0.91%	1.62%
Fee Waiver and Expense Reimbursement[1]	0.07%	0.43%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.84%	1.19%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.84% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$86	$283	$497	$1,113
Investor Class	$121	$469	$841	$1,886
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization (“small cap”) companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell 2000® Index ranged from $6 million to $31.3 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may focus its investments in certain sectors, such as the consumer staples sector. The Fund may invest in securities of foreign companies, including those in emerging markets, and depositary receipts. The Fund may also invest in micro-capitalization (“micro cap”) companies.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Lord, Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, LLC (“Peregrine”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•Lord Abbett uses fundamental analysis to look for micro cap companies that appear to have the potential for more rapid growth than the overall economy.

•Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth or significant change have yet to be well understood and are therefore not reflected in the current stock price.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 15% allocation of the Fund’s assets to Lord Abbett and an 85% allocation of the Fund’s assets to Peregrine. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small-Size and Micro Cap Company Risk - The stocks of small-size and micro cap companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small-size and micro cap companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small-size and micro cap companies upon which to base an investment decision.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
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Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to May 19, 2017, includes the performance of a sub-adviser that no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	32.49%
Worst Quarter	March 31, 2020	-27.09%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	8.30%	3.56%	10.27%
Investor Class	7.81%	3.21%	9.88%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%
Investment Adviser
ECM
Sub-Advisers
Lord Abbett and Peregrine
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Lord Abbett
Thomas O’Halloran, J.D., CFA	Partner & Portfolio Manager	2015
Matthew DeCicco, CFA	Partner & Director of Equities	2015
Vernon Bice, CMT	Managing Director & Portfolio Manager	2019
Benjamin Ebel	Senior Managing Director & Portfolio Manager	2026
Peregrine
Paul von Kuster, CFA	Principal & Portfolio Manager	2015
Ryan Smith, CFA	Principal & Portfolio Manager	2021
Samuel Smith, CFA	Principal & Portfolio Manager	2021
Allison Lewis, CFA	Principal & Portfolio Manager	2023
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please
4

contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell 2000® Index ranged from $6 million to $31.3 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may focus its investments in certain sectors, such as the consumer staples sector. The Fund may invest in securities of foreign companies, including those in emerging markets, and depositary receipts. The Fund may also invest in micro cap companies.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Lord Abbett and Peregrine. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•Lord Abbett invests principally in equity securities of micro cap companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion. Lord Abbett uses fundamental analysis to look for micro cap companies that appear to have the potential for more rapid growth than the overall economy. Lord Abbett seeks to identify micro cap companies that generally exhibit faster-than-average gains in
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earnings and that are expected to continue profit growth at a high level. Lord Abbett may sell a security when it believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the investment criteria, to increase cash, or to satisfy redemption requests.

•Peregrine invests in small cap companies that are similar in size to issuers included in the Russell 2000® Index at the time of purchase. When selecting securities, Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth or significant change have yet to be well understood and are therefore not reflected in the current stock price. Peregrine may sell a security that experiences adverse fundamental news, has significant short-term price declines, in order to provide funds for new securities, or when it reaches Peregrine’s sell target price, which is set at the time of purchase.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 15% allocation of the Fund’s assets to Lord Abbett and an 85% allocation of the Fund’s assets to Peregrine. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock, a type of equity security the Fund primarily invests in, represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
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Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises, and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Small-Size and Micro Cap Company Risk - The stocks of small-size and micro cap companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small-size and micro cap companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small-size and micro cap companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small-size and micro cap companies upon which to base an investment decision.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the consumer staples sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign
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countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take
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positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the average daily net assets over $1 billion and 0.73% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.84% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Lord Abbett, a Delaware limited liability company with its principal business address at 30 Hudson Street, Jersey City, NJ 07302, has been registered as an investment adviser pursuant to the Advisers Act since 1970.

•Thomas O’Halloran, J.D., CFA, Partner & Portfolio Manager, has served as portfolio manager of the Fund since 2015 and joined Lord Abbett in 2001.

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•Matthew DeCicco, CFA, Partner & Director of Equities, has served as portfolio manager of the Fund since 2015 and joined Lord Abbett in 1999.

•Vernon Bice, CMT, Managing Director, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and joined Lord Abbett in 2011.

•Benjamin Ebel, Senior Managing Director, Portfolio Manager, has served as portfolio manager of the Fund since 2026 and joined Lord Abbett in 2005.
Peregrine, a Minnesota limited liability company with its principal business address at 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402, has been registered as an investment adviser pursuant to the Advisers Act since 1984.

•Paul von Kuster, CFA, Principal & Portfolio Manager, has served as portfolio manager of the Fund since 2015 and joined Peregrine in 1984.

•Ryan Smith, CFA, Principal & Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined Peregrine in 2018.

•Samuel Smith, CFA, Principal & Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined Peregrine in 2006.

•Allison Lewis, CFA, Principal & Portfolio Manager, has served as portfolio manager of the Fund since 2023 and joined Peregrine in 2022. Prior to joining Peregrine, Ms. Lewis was a Research Analyst at Marsico Capital Management and a Senior Equity Analyst at Invesco.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account.
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The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains
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(less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
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Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other
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than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$10.61	(0.07)	0.90	0.83	(0.04)	(0.49)	(0.53)	$10.91	7.81%
12/31/2024	$10.30	(0.08)	1.17	1.09	(0.05)	(0.73)	(0.78)	$10.61	10.49%
12/31/2023	$8.90	(0.07)	1.47	1.40	-	(0.00)(d)	-(d)	$10.30	15.76%
12/31/2022	$12.41	(0.08)	(3.06)	(3.14)	(0.05)	(0.32)	(0.37)	$8.90	(25.36%)
12/31/2021	$13.40	(0.12)	1.98	1.86	(1.05)	(1.80)	(2.85)	$12.41	13.76%
Institutional Class
12/31/2025	$10.94	(0.03)	0.94	0.91	(0.02)	(0.49)	(0.51)	$11.34	8.30%
12/31/2024	$10.61	(0.05)	1.21	1.16	(0.10)	(0.73)	(0.83)	$10.94	10.84%
12/31/2023	$9.14	(0.03)	1.50	1.47	-	(0.00)(d)	-(d)	$10.61	16.11%
12/31/2022	$12.68	(0.04)	(3.13)	(3.17)	(0.05)	(0.32)	(0.37)	$9.14	(25.04%)
12/31/2021	$13.59	(0.07)	1.99	1.92	(1.03)	(1.80)	(2.83)	$12.68	14.03%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment loss to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2025	$6,476	1.62%	1.19%	(0.69%)	70%
12/31/2024	$6,559	1.71%	1.19%	(0.75%)	55%
12/31/2023	$8,975	1.78%	1.19%	(0.71%)	60%
12/31/2022	$5,602	1.75%	1.19%	(0.78%)	60%
12/31/2021	$7,720	1.60%	1.19%	(0.85%)	60%
Institutional Class
12/31/2025	$277,025	0.91%	0.84%	(0.32%)	70%
12/31/2024	$133,242	0.95%	0.84%	(0.40%)	55%
12/31/2023	$127,503	0.95%	0.84%	(0.35%)	60%
12/31/2022	$101,748	0.95%	0.84%	(0.43%)	60%
12/31/2021	$128,226	0.91%	0.84%	(0.50%)	60%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Small Cap Value Fund
Institutional Class Ticker: MXTFX
Investor Class Ticker: MXLSX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.42%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.07%
Total Annual Fund Operating Expenses	0.74%	1.13%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.74%	1.09%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.74% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$76	$237	$411	$918
Investor Class	$111	$355	$618	$1,371
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization (“small cap”) companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell 2000® Value Index ranged from $6 million to $31.3 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may also focus its investments in certain sectors, such as the financial sector.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•Hotchkis & Wiley employs a disciplined, bottom-up investment process to identify stocks whose future prospects are misunderstood or not fully recognized by the market.

•Loomis Sayles seeks to build a small cap portfolio of common stocks that it believes are undervalued in the market and have favorable prospects for recovery.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 35% allocation of the Fund’s assets to Hotchkis & Wiley and a 65% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small-Size Company Risk - The stocks of small-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause
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unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information prior to October 23, 2020 is for Loomis Sayles only. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	29.05%
Worst Quarter	March 31, 2020	-33.62%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	4.37%	9.68%	9.18%
Investor Class	4.08%	9.30%	8.79%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
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Investment Adviser
ECM
Sub-Advisers
Hotchkis & Wiley and Loomis Sayles
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Hotchkis & Wiley
Judd Peters, CFA	Portfolio Manager	2020
Ryan Thomes, CFA	Portfolio Manager	2020
Loomis Sayles
Joseph Gatz, CFA	Portfolio Manager	2000
Jeffrey Schwartz, CFA	Portfolio Manager	2012
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell 2000® Value Index ranged from $6 million to $31.3 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may also focus its investments in certain sectors, such as the financial sector.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Hotchkis & Wiley and Loomis Sayles. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•Hotchkis & Wiley invests in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investment approach that seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. Hotchkis & Wiley does not employ pre-determined rules for sales; rather, it evaluates each sell candidate based on the candidate’s specific risk and return characteristics, including: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification.

•Loomis Sayles seeks to build a small cap portfolio of common stocks that it believes are undervalued in the market and have favorable prospects for recovery. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value. Securities are generally sold when: (1) Loomis Sayles determines the company is experiencing a fundamental deterioration of business conditions and the original investment thesis is no longer valid; (2) the investment thesis has been realized that closed the valuation discount observed in the purchase of the security; or (3) Loomis Sayles has identified a security that possesses a more attractive risk/return profile.
Although not considered a principal investment strategy, the Sub-Advisers may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 35% allocation of the Fund’s assets to Hotchkis & Wiley and a 65% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock, a type of equity security the Fund primarily invests in, represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
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Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises, and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Small-Size Company Risk - The stocks of small-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the financial sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a
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significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.71% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.74% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice
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within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, has been registered as an investment adviser pursuant to the Advisers Act since 2001.

•Judd Peters, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2020 and joined Hotchkis & Wiley in 1999.

•Ryan Thomes, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2020 and joined Hotchkis & Wiley in 2008.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, has been registered as an investment adviser pursuant to the Advisers Act since 1977.

•Joseph Gatz, CFA, Portfolio Manager, has been a portfolio manager of the Fund since 2000 and joined Loomis Sayles in 1999.

•Jeffrey Schwartz, CFA, Portfolio Manager, has been a portfolio manager of the Fund since 2012 and joined Loomis Sayles in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to
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avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to
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(1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment
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platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$38.44	0.39	1.18	1.57	-	(0.19)	(0.19)	$39.82	4.08%
12/31/2024	$35.91	0.21	2.73	2.94	-	(0.41)	(0.41)	$38.44	8.21%
12/31/2023	$31.17	0.19	5.36	5.55	(0.02)	(0.79)	(0.81)	$35.91	17.81%
12/31/2022	$35.69	0.23	(3.83)	(3.60)	(0.02)	(0.90)	(0.92)	$31.17	(10.03%)
12/31/2021	$29.05	0.14	8.72	8.86	(1.20)	(1.02)	(2.22)	$35.69	30.67%
Institutional Class
12/31/2025	$6.79	0.10	0.20	0.30	(0.09)	(0.19)	(0.28)	$6.81	4.37%
12/31/2024	$6.76	0.06	0.52	0.58	(0.14)	(0.41)	(0.55)	$6.79	8.65%
12/31/2023	$6.58	0.07	1.12	1.19	(0.22)	(0.79)	(1.01)	$6.76	18.19%
12/31/2022	$8.40	0.08	(0.92)	(0.84)	(0.08)	(0.90)	(0.98)	$6.58	(9.70%)
12/31/2021	$8.00	0.07	2.40	2.47	(1.05)	(1.02)	(2.07)	$8.40	31.17%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2025	$78,996	1.13%	1.09%	1.03%	46%
12/31/2024	$72,648	1.15%	1.09%	0.55%	42%
12/31/2023	$70,367	1.17%	1.09%	0.57%	74%
12/31/2022	$62,951	1.14%	1.09%	0.71%	46%
12/31/2021	$74,488	1.12%	1.09%	0.41%	40%
Institutional Class
12/31/2025	$565,292	0.74%	0.74%	1.44%	46%
12/31/2024	$417,985	0.74%	0.74%	0.90%	42%
12/31/2023	$385,952	0.74%	0.74%	1.02%	74%
12/31/2022	$317,543	0.74%	0.74%	1.06%	46%
12/31/2021	$394,560	0.73%	0.73%	0.77%	40%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower T. Rowe Price Mid Cap Growth Fund
Institutional Class Ticker: MXYKX
Investor Class Ticker: MXMGX

(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.01%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.01%	0.03%
Total Annual Fund Operating Expenses	0.66%	1.03%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.66%	1.02%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.67% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$211	$368	$822
Investor Class	$104	$327	$568	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization (“mid cap”) companies. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell MidCap® Growth Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell MidCap® Growth Index ranged from $1.2 billion to $89 billion. If the market capitalization of a company held by the Fund moves outside this range, the
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Fund may, but is not required to, sell the securities. The Fund may focus its investments in certain sectors, such as the consumer staples sector. The Fund may also invest up to 25% of its total assets in foreign securities.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by T. Rowe Price Investment Management, Inc. (the “Sub-Adviser” or “T. Rowe Price”). T. Rowe Price selects investments using a growth approach and invests in companies with above average sales and earnings growth.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause
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unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	27.78%
Worst Quarter	March 31, 2020	-23.16%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	3.31%	3.96%	10.02%
Investor Class	2.99%	3.61%	9.64%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	8.66%	6.65%	12.49%
Investment Adviser
ECM
Sub-Adviser
T. Rowe Price
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Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Ashley Woodruff, CFA	Vice President of T. Rowe Price Group, Inc. & T. Rowe Price	2025
Donald Easley, CFA	Vice President of T. Rowe Price Group, Inc. & T. Rowe Price	2025
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid cap companies. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell MidCap® Growth Index at the time of initial purchase. As of December 31, 2025, the market capitalizations of the companies in the Russell MidCap® Growth Index ranged from $1.2 billion to $89 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may focus its investments in certain sectors, such as the consumer staples sector. The Fund may also invest up to 25% of its total assets in foreign securities.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by T. Rowe Price. T. Rowe Price selects investments using a growth approach and invests in companies that offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential
4

for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects. T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
Although not considered a principal investment strategy, T. Rowe Price may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.
•Common stock, a type of equity security the Fund primarily invests in, represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to
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general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises, and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Medium-Size Company Risk - The stocks of medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium-size companies upon which to base an investment decision.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the consumer staples sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than
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U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.67% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
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T. Rowe Price, a Maryland corporation with its principal business address at 1307 Point Street, Baltimore, Maryland 21231, has been registered as an investment adviser pursuant to the Advisers Act since 2021.
The Fund is managed by an Investment Advisory Committee chaired by Ashley Woodruff, CFA and co-chaired by Donald Easley, CFA, who work with the committee to develop and execute the Fund’s investment program.

•Ms. Woodruff, Vice President of T. Rowe Price Group, Inc. & T. Rowe Price, has served as portfolio manager of the Fund since 2025. She worked for T. Rowe Price from 2007-2013 and rejoined T. Rowe Price in 2018.

•Mr. Easley, Vice President of T. Rowe Price Group, Inc. & T. Rowe Price, has served as portfolio manager of the Fund since 2025 and joined T. Rowe Price in 2000.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by
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the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or
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unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of
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multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to
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(1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment
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platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2025	$37.65	(0.16)	1.29	1.13	—	(0.64)	(0.64)	$38.14	2.99%
12/31/2024	$35.78	(0.14)	3.39	3.25	—	(1.38)	(1.38)	$37.65	9.05%
12/31/2023	$30.63	(0.09)	6.19	6.10	—	(0.95)	(0.95)	$35.78	19.92%
12/31/2022	$40.74	(0.13)	(9.16)	(9.29)	(0.01)	(0.81)	(0.82)	$30.63	(22.79%)
12/31/2021	$37.22	(0.23)	5.75	5.52	(0.07)	(1.93)	(2.00)	$40.74	14.83%
Institutional Class
12/31/2025	$5.30	(0.00) (d)	0.18	0.18	—	(0.64)	(0.64)	$4.84	3.31%
12/31/2024	$6.10	(0.00) (d)	0.58	0.58	—	(1.38)	(1.38)	$5.30	9.29%
12/31/2023	$5.88	0.01 (e)	1.18	1.19	(0.02)	(0.95)	(0.97)	$6.10	20.35%
12/31/2022	$8.64	(0.00) (d)	(1.95)	(1.95)	(0.00) (d)	(0.81)	(0.81)	$5.88	(22.46%)
12/31/2021	$9.25	(0.02)	1.43	1.41	(0.09)	(1.93)	(2.02)	$8.64	15.26%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2025	$958,840	1.03%	1.02%	(0.43%)	50%
12/31/2024	$942,296	1.03%	1.02%	(0.38%)	32%
12/31/2023	$908,374	1.02%	1.02%	(0.28%)	34%
12/31/2022	$769,183	1.03%	1.02%	(0.39%)	39%
12/31/2021	$868,785	1.02%	1.02%	(0.57%)	21%
Institutional Class
12/31/2025	$1,052,514	0.66%	0.66%	(0.07%)	50%
12/31/2024	$857,977	0.66%	0.66%	(0.02%)	32%
12/31/2023	$900,361	0.66%	0.66%	0.08%	34%
12/31/2022	$784,969	0.67%	0.67%	(0.05%)	39%
12/31/2021	$1,139,527	0.67%	0.67%	(0.22%)	21%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
15

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower U.S. Government Securities Fund
Institutional Class Ticker: MXDQX
Investor Class Ticker: MXGMX
(the “Fund”)
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.04%	0.45%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.04%	0.10%
Total Annual Fund Operating Expenses	0.27%	0.68%
Fee Waiver and Expense Reimbursement[2]	0.02%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%
1
The fees and expenses of the Fund have been restated to reflect expense limit changes that went into effect on April 30, 2026.
2
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$85	$150	$341
Investor Class	$61	$210	$371	$839
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 95% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain
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U.S. government agencies or instrumentalities. The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and to-be-announced (“TBA”) securities, which count towards the Fund’s 80% policy.
The Fund invests primarily in investment grade securities and may invest in securities of any maturity. Up to 20% of the Fund’s net assets may be invested in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities, including asset-backed securities. The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities.
The Fund’s investment portfolio is managed by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. ECM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information
2

concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund’s portfolio turnover rate, which can increase the Fund’s expenses and decrease returns. There is no assurance that the Fund’s use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Performance information for the period of February 26, 2024 – December 31, 2024, reflects the performance of a sub-adviser that no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for 2024 are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2023	6.39%
Worst Quarter	September 30, 2022	-5.34%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Ten Years
Institutional Class	7.06%	-0.36%	1.56%
Investor Class	6.60%	-0.71%	1.20%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)	7.09%	-0.53%	1.46%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Jack Brown, CFA	Chief Investment Officer	2025
Darrin Clough, CFA	Portfolio Manager	2025
Jason Harubin, CFA	Assistant Portfolio Manager	2025
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants and IRA owners are also generally not subject to federal income tax on Fund distributions
4

until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the prospectus or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities. The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and TBA securities, which count towards the Fund’s 80% policy.
The Fund invests primarily in investment grade securities and may invest in securities of any maturity. Up to 20% of the Fund’s net assets may be invested in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities, including asset-backed securities. The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
The Fund’s investment portfolio is managed by ECM. ECM invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, using a “top-down,” “bottom-up” investment approach. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund. In deciding which securities to sell, a number of factors are considered, which may include total return or valuation targets being realized, significant changes in macro or micro analyses indicating that sector or issuer emphasis should be changed, a deterioration in industry conditions, deterioration in credit fundamentals or there are superior relative value opportunities elsewhere.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
5

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
•Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc., BBB- or higher by Standard & Poor’s Global Ratings, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.
•TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.
•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due.
6

Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises, and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect
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investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund’s portfolio turnover rate, which can increase the Fund’s expenses and decrease returns. There is no assurance that the Fund’s use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular
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asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders). These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since January 2025 and previously managed the Fund from May 2016 until February 2024. Mr. Brown joined ECM in 2015.

•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since January 2025 and previously managed the Fund from May 2020 until February 2024. Mr. Clough joined ECM in 2020.

•Jason Harubin, CFA, Assistant Portfolio Manager, has managed the Fund since 2025 and joined ECM in 2021.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.23% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.25% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
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A discussion regarding the basis for the Board’s approval of the investment advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the prospectus or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during
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emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is
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established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute in a timely manner all of its net investment income and capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, under current law, owners of variable contracts who are indirectly invested in the Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. However, if the Fund fails to qualify as a regulated investment company under the Code, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the prospectus or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that
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invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower
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products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2025	$10.71	0.42	0.29	0.71	-	(0.30)	-	(0.30)	$11.12	6.60%
12/31/2024	$10.92	0.40	(0.32)	0.08	-	(0.29)	-	(0.29)	$10.71	0.76%
12/31/2023	$10.71	0.37	0.10	0.47	-	(0.26)	-	(0.26)	$10.92	4.44%
12/31/2022	$12.36	0.21	(1.70)	(1.49)	(0.00) (d)	(0.16)	-	(0.16)	$10.71	(12.08%)
12/31/2021	$12.91	0.08	(0.36)	(0.28)	(0.02)	(0.06)	(0.19)	(0.27)	$12.36	(2.15%)
Institutional Class
12/31/2025	$7.96	0.34	0.22	0.56	-	(0.33)	-	(0.33)	$8.19	7.06%
12/31/2024	$8.22	0.33	(0.24)	0.09	-	(0.35)	-	(0.35)	$7.96	1.07%
12/31/2023	$8.20	0.31	0.07	0.38	-	(0.36)	-	(0.36)	$8.22	4.76%
12/31/2022	$9.56	0.18	(1.30)	(1.12)	(0.00) (d)	(0.24)	-	(0.24)	$8.20	(11.72%)
12/31/2021	$10.03	0.10	(0.28)	(0.18)	(0.03)	(0.07)	(0.19)	(0.29)	$9.56	(1.84%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)(f)
Supplemental Data and Ratios
Investor Class
12/31/2025	$91,051	0.67%	0.59%	3.79%	95%
12/31/2024	$137,462	0.64%	0.59%	3.65%	78%
12/31/2023	$307,756	0.62%	0.60%	3.40%	47%
12/31/2022	$374,269	0.63%	0.60%	1.84%	247%
12/31/2021	$326,788	0.65%	0.60%	0.62%	264%
Institutional Class
12/31/2025	$540,047	0.27%	0.24%	4.10%	95%
12/31/2024	$420,165	0.26%	0.24%	4.03%	78%
12/31/2023	$349,065	0.28%	0.25%	3.78%	47%
12/31/2022	$210,079	0.26%	0.25%	2.10%	247%
12/31/2021	$250,972	0.26%	0.25%	1.00%	264%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
(f)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 89%, 76%, 40%, 115% and 85%, for the years ended December 31, 2025, 2024,
2023, 2022, and 2021, respectively.

15

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
16

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Core Strategies: Flexible Bond Fund
Institutional Class Ticker: MXEDX
Investor Class Ticker: MXEWX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.28%	0.42%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.28%	0.07%
Total Annual Fund Operating Expenses	0.66%	0.80%
Fee Waiver and Expense Reimbursement[1]	0.21%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.45%	0.80%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.45% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$190	$347	$803
Investor Class	$82	$255	$444	$990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
1

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any maturity and duration. The fixed income securities in which the Fund may invest include corporate bonds, U.S. government securities, mortgage- and asset-backed securities, Rule 144A fixed income securities and bank loans.
The Fund primarily invests in investment grade securities but may also invest up to 35% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
The Fund may invest up to 30% of its total assets in foreign fixed income securities, including emerging market securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank). The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and to-be-announced (“TBA”) securities. The Fund may also invest in derivatives, including but not limited to currency forwards and futures contracts on U.S. Treasury securities.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ECM and one sub-adviser: Loomis, Sayles & Company, L.P. (the “Sub-Adviser” or “Loomis Sayles”).
•ECM invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. ECM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.

•Loomis Sayles invests in fixed income securities that it believes are attractively valued based on the credit outlook of an issuer and maximum total return potential.
ECM maintains a strategic allocation of the Fund’s assets with the Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ECM and a 50% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
2

Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivatives, including but not limited to currency forwards and futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which
3

may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund’s portfolio turnover rate, which can increase the Fund’s expenses and decrease returns. There is no assurance that the Fund’s use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because ECM and the Sub-Adviser make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders) and may result in higher taxes when Fund shares are held in a taxable account.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Performance information for the period of February 26, 2024 – December 31, 2024, includes the performance of a sub-adviser that no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for 2024 are not necessarily indicative of the performance of the Fund as it is currently managed.
4

Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	December 31, 2023	7.19%
Worst Quarter	March 31, 2022	-5.07%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Institutional Class before taxes	7.97%	0.53%	2.67%	6/25/2018
Institutional Class after taxes on distributions	6.26%	-0.62%	1.63%
Institutional Class after taxes on distributions and sale of fund shares	4.71%	-0.10%	1.60%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.12%
Investor Class before taxes	7.61%	0.22%	0.33%	9/3/2020
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	-0.30%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who are tax-exempt or who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Adviser
Loomis Sayles
5

Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
ECM
Jack Brown, CFA	Chief Investment Officer	2025
Darrin Clough, CFA	Portfolio Manager	2025
Jason Harubin, CFA	Assistant Portfolio Manager	2025
Loomis Sayles
Matthew Eagan, CFA	Vice President & Portfolio Manager	2018
Brian Kennedy	Portfolio Manager	2018
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries (each, a “financial intermediary”) who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”).
You can purchase or redeem shares on any business day that Empower Funds is open by contacting your financial intermediary. Your financial intermediary may have different requirements or fees for opening an account and for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or Empower Funds is open. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both) unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement, or you are tax-exempt.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any maturity and duration. The fixed income securities in which the Fund may invest include corporate bonds, U.S. government securities, mortgage- and asset-backed securities, Rule 144A fixed income securities and bank loans.
The Fund primarily invests in investment grade securities but may also invest up to 35% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
The Fund may invest up to 30% of its total assets in foreign fixed income securities, including emerging market securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank). The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and TBA securities. The Fund may also invest in derivatives, including but not limited to currency forwards and futures contracts on U.S. Treasury securities.
6

The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ECM and Loomis Sayles. The Adviser and Sub-Adviser independently conduct their own research, analysis, security selection and portfolio construction for the assets they manage.

•ECM invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, using a “top-down,” “bottom-up” investment approach. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund. In deciding which securities to sell, a number of factors are considered, which may include total return or valuation targets being realized, significant changes in macro or micro analyses indicating that sector or issuer emphasis should be changed, a deterioration in industry conditions, deterioration in credit fundamentals or there are superior relative value opportunities elsewhere.

•Loomis Sayles has three themes that typically drive its investment approach. First, Loomis Sayles generally seeks fixed income securities that it believes are attractively valued relative to its assessment of credit risk. Second, Loomis Sayles may invest significantly in securities with prices it believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed income securities in an effort to find securities that it believes may produce attractive returns. In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates, and currency considerations. Loomis Sayles will also consider how purchasing or selling a security would impact the overall portfolio risk profile and potential return.
Although not considered a principal investment strategy, Loomis Sayles may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with the Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ECM and a 50% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Bank loans, which may include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Global Ratings (“S&P”), have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
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•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•Investment grade securities are those rated Baa3 or higher by Moody’s, BBB- or higher by S&P, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.
•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
•TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.
•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information
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concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Securities acquired in a private placement, such as Rule 144A securities, may involve increased liquidity risk due to restrictions on resale and the potential absence of a liquid secondary market or ready purchasers for such securities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivatives, including but not limited to currency forwards and futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;
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(3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in
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interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund’s portfolio turnover rate, which can increase the Fund’s expenses and decrease returns. There is no assurance that the Fund’s use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because ECM and the Sub-Adviser make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single adviser. It is possible ECM and the Sub-Adviser may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. ECM and the Sub-Adviser may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
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Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since January 2025 and previously managed the Fund from its inception until February 2024. Mr. Brown joined ECM in 2015.

•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since January 2025 and previously managed the Fund from May 2020 until February 2024. Mr. Clough joined ECM in 2020.

•Jason Harubin, CFA, Assistant Portfolio Manager, has managed the Fund since 2025 and joined ECM in 2021.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.38% of the Fund’s average daily net assets on assets up to $2 billion and 0.35% of the average daily net assets on assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.45% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, has been registered as an investment adviser pursuant to the Advisers Act since 1977.
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•Matthew Eagan, CFA, Vice President & Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1997.

•Brian Kennedy, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1994.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of a portion of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This
14

process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order for all methods of payment; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividends and capital gains distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
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Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute in a timely manner all of its net investment income and net capital gains to its shareholders and meet certain tests with respect to the sources and types
16

of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders or if it otherwise fails to qualify as a regulated investment company under the Code. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders and all distributions from the Fund’s earnings and profits would be taxable to its U.S. shareholders as dividends (unless you are tax-exempt or hold Fund shares through a tax-advantaged arrangement). This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that (i) investment in the Fund is not purchased as part of an IRA or other tax-advantaged account and (ii) investors are “U.S. shareholders” (i.e., beneficial owners of Fund shares that are “United States persons” (as such term is defined under the Code) but not partnerships investing in the Fund).
Dividends and Capital Gains Distributions
Dividends and capital gains distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares of the Fund or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to U.S. shareholders who are individuals and other noncorporate U.S. shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to U.S. shareholders at long-term capital gain rates, regardless of how long a U.S. shareholder has held shares of the Fund.
The Fund’s distributions are generally taxable to you for the year when received. Distributions declared to shareholders of record in October, November or December and paid during January of the succeeding year, however, will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable to such shareholder even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if such shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gains for U.S. investors who are individuals and other noncorporate U.S. shareholders is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold, redeemed, or exchanged, including through dividend reinvestment. Covered securities are Fund shares purchased on or after January 1, 2012, in a non-retirement account. Empower Funds will report your adjusted basis in covered shares acquired either by
17

purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions, sales proceeds, redemption proceeds, and any other payments you receive from the Fund. Currently, the backup withholding rate is a flat rate of 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable income tax treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Specifically, except as otherwise noted, the foregoing discussion summarizes certain federal income tax consequences solely for investors (1) who are beneficial owners of the shares of the Fund, (2) hold such shares as capital assets and (3) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans). Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
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Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2025	$8.50	0.36	0.28	0.64	—	(0.37)	—	(0.37)	$8.77	7.61%
12/31/2024	$8.65	0.35	(0.10)	0.25	(0.00) (c)	(0.40)	—	(0.40)	$8.50	2.99%
12/31/2023	$8.44	0.30	0.22	0.52	—	(0.31)	—	(0.31)	$8.65	6.06%
12/31/2022 (d)	$9.02	0.13	(0.54)	(0.41)	(0.00) (c)	(0.16)	—	(0.16)	$8.44	(4.58%) (e)
04/30/2022	$9.85	0.07	(0.86)	(0.79)	—	(0.04)	—	(0.04)	$9.02	(8.04%)
04/30/2021 (f)	$10.00	0.03	(0.17)	(0.14)	—	(0.01)	—	(0.01)	$9.85	(1.35%) (e)
Institutional Class
12/31/2025	$9.75	0.45	0.31	0.76	—	(0.40)	—	(0.40)	$10.11	7.97%
12/31/2024	$9.87	0.44	(0.11)	0.33	(0.00) (c)	(0.45)	—	(0.45)	$9.75	3.28%
12/31/2023	$9.60	0.37	0.24	0.61	—	(0.34)	—	(0.34)	$9.87	6.42%
12/31/2022 (d)	$10.23	0.18	(0.64)	(0.46)	(0.00) (c)	(0.17)	—	(0.17)	$9.60	(4.47%) (e)
04/30/2022	$11.14	0.12	(0.98)	(0.86)	—	(0.05)	—	(0.05)	$10.23	(7.72%)
04/30/2021	$10.86	0.17	0.11	0.28	—	(0.00) (c)	—	— (c)	$11.14	2.60%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)(h)
Investor Class
12/31/2025	$1,397,520	0.76%	0.76%	4.13%	98%
12/31/2024	$1,252,324	0.76%	0.76%	4.11%	79%
12/31/2023	$1,711,276	0.75%	0.75%	3.52%	50%
12/31/2022 (d)	$1,662,026	0.77% (i)	0.77% (i)	2.27% (i)	96% (e)
04/30/2022	$1,773,436	0.76%	0.76%	0.76%	210%
04/30/2021 (f)	$951,807	0.79% (i)	0.79% (i)	0.42% (i)	180% (e)
Institutional Class
12/31/2025	$11,481	0.66%	0.45%	4.44%	98%
12/31/2024	$11,015	0.75%	0.45%	4.43%	79%
12/31/2023	$11,998	0.74%	0.45%	3.83%	50%
12/31/2022 (d)	$11,600	0.57% (i)	0.45% (i)	2.64% (i)	96% (e)
04/30/2022	$10,647	0.88%	0.45%	1.09%	210%
04/30/2021	$4,298	1.13%	0.45%	1.50%	180%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Amount was less than $0.01 per share.
(d)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(e)	Not annualized for periods less than one full year.
(f)	Investor Class inception date was September 3, 2020.
(g)	Portfolio turnover is calculated at the Fund level.
(h)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 95%, 76% and 46% for the years ended December 31, 2025, 2024 and 2023, 52% for the period ended December 31, 2022, and 40%, and 51% for the years ended April 30, 2022, 2021, respectively.

(i)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Core Strategies: Inflation-Protected Securities Fund
Institutional Class Ticker: MXEGX
Investor Class Ticker: MXEYX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.48%	0.43%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.48%	0.08%
Total Annual Fund Operating Expenses	0.81%	0.76%
Fee Waiver and Expense Reimbursement[1]	0.46%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$213	$404	$959
Investor Class	$72	$237	$416	$937
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 309% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics. Designed to provide inflation protection to investors, IPS are income-generating instruments whose interest and principal payments are periodically adjusted according to the rate of inflation.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps that reference the Consumer Price Index for All Urban Consumers (“CPI-U”) as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), Rule 144A fixed income securities, securities issued by foreign corporate and governmental issuers, and U.S. government securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2025, the duration of this index was 4.51 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors
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and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Derivatives Risk - The use of derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not.
CPI-U Measurement Risk - There can be no assurance that the CPI-U, a measurement of changes in the cost of living, will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
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Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid, difficult to value and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company for federal income tax purposes (“regulated investment company”). Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders) and may result in higher taxes when Fund shares are held in a taxable account.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
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Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	4.72%
Worst Quarter	September 30, 2022	-5.29%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Institutional Class before taxes	7.08%	2.21%	3.39%	6/25/2018
Institutional Class after taxes on distributions	5.53%	-2.42%	-1.53%
Institutional Class after taxes on distributions and sale of fund shares	4.19%	0.28%	1.12%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.12%
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index (reflects no deduction for fees, expenses or taxes)	7.47%	2.52%	3.65%
Investor Class before taxes	6.76%	1.85%	2.16%	9/3/2020
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	-0.30%
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index (reflects no deduction for fees, expenses or taxes)	7.47%	2.52%	2.64%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who are tax-exempt or who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Jon Calluzzo	Managing Director; Fixed Income Lead Portfolio Manager	2022
Peter Stone	Managing Director	2020
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Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries (each, a “financial intermediary”) who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”).
You can purchase or redeem shares on any business day that Empower Funds is open by contacting your financial intermediary. Your financial intermediary may have different requirements or fees for opening an account and for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or Empower Funds is open. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both) unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement, or you are tax-exempt.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps that reference the CPI-U as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), Rule 144A fixed income securities, securities issued by foreign corporate and governmental issuers, and U.S. government securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2025, the duration of this index was 4.51 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM. GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value. GSAM has a committed focus on security
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selection and expects that the Fund’s investments will tend to be repeatable, scalable and generally exhibit high information ratios over time. GSAM implements its investment philosophy by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) generating investment views and strategies; (3) constructing the portfolio; and (4) implementing dynamic adjustments based on market conditions. GSAM may sell a security if target price levels have been achieved, the investment rationale is compromised by new developments or a security is downgraded below guideline minimums.
Although not considered a principal investment strategy, GSAM may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Global Ratings, have a comparable rating from another nationally recognized statistical rating organization, or are of a comparable quality if unrated.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
•Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments, or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
•Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•IPS are income-generating instruments whose interest and principal payments are periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index. The U.S. Treasury uses the CPI-U as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected securities typically have lower yields than conventional fixed income bonds.
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•Mortgage-backed securities are obligations of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders or other financial institutions.
•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
•U.S. government securities are high-quality securities issued and, in certain cases, guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities may be supported by (1) the full faith and credit of the U.S. government; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (4) only the credit of the issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or less liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. Additionally, there can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes (or the expectation of such changes) in interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, the market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and
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potential future changes in monetary policy by central banks may affect the level of interest rates. Changes in interest rates can be difficult to forecast and may have unpredictable effects on the markets and the Fund’s investments, including negatively affecting yield, value or liquidity. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets and the Fund’s performance.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Derivatives Risk - The use of derivatives, including but not limited to exchange-traded futures, interest rate swaps and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages and are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities
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react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios; however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk; the credit performance of the pool of underlying assets; the creditworthiness of the servicing agent or the originator of the underlying assets; the ability of the servicing agent to service the underlying collateral; and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Credit Risk - An issuer (or guarantor) of a security may default on its obligations to pay principal or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable, or perceived (whether by market participants, ratings agencies, pricing services, or otherwise) to be unwilling or unable, to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
CPI-U Measurement Risk - The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely. If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time or under adverse or disadvantageous conditions, which may negatively affect the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid, difficult to value and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance. The value of an inflation-linked swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. In addition, high yield securities present a greater risk of loss (which may be substantial or total) of income and principal, than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market’s perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by the Fund’s shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher-than-normal portfolio turnover may adversely affect Fund performance.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign
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countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the average daily net assets over $1 billion and 0.23% of the average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.35% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreement is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
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GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, has been registered as an investment adviser pursuant to the Advisers Act since 1990.

•Jon Calluzzo, Managing Director; Fixed Income Lead Portfolio Manager, has served as portfolio manager of the Fund since 2022 and joined GSAM in 2016.

•Peter Stone, Managing Director, has served as portfolio manager of the Fund since 2020 and joined GSAM in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether the Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its
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assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order for all methods of payment; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividends and capital gains distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
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When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures
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at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute in a timely manner all of its net investment income and net capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders or if it otherwise fails to qualify as a regulated investment company under the Code. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders and all distributions from the Fund’s earnings and profits would be taxable to its U.S. shareholders as dividends (unless you are tax-exempt or hold Fund shares through a tax-advantaged arrangement). This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that (i) investment in the Fund is not purchased as part of an IRA or other tax-advantaged account and (ii) investors are “U.S. shareholders” (i.e., beneficial owners of Fund shares that are “United States persons” (as such term is defined under the Code) but not partnerships investing in the Fund).
Dividends and Capital Gains Distributions
Dividends and capital gains distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares of the Fund or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to U.S. shareholders who are individuals and other noncorporate U.S. shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to U.S. shareholders at long-term capital gain rates, regardless of how long a U.S. shareholder has held shares of the Fund.
The Fund’s distributions are generally taxable to you for the year when received. Distributions declared to shareholders of record in October, November or December and paid during January of the succeeding year, however, will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable to such shareholder even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if such shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gains for U.S. investors who are individuals and other noncorporate U.S. shareholders is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
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An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold, redeemed, or exchanged, including through dividend reinvestment. Covered securities are Fund shares purchased on or after January 1, 2012, in a non-retirement account. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions, sales proceeds, redemption proceeds, and any other payments you receive from the Fund. Currently, the backup withholding rate is a flat rate of 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable income tax treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Specifically, except as otherwise noted, the foregoing discussion summarizes certain federal income tax consequences solely for investors (1) who are beneficial owners of the shares of the Fund, (2) hold such shares as capital assets and (3) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans). Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2025	$2.63	0.10	0.07	0.17	—	(0.12)	(0.00) (c)	(0.12)	$2.68	6.76%
12/31/2024	$2.70	0.11	(0.03)	0.08	—	(0.15)	—	(0.15)	$2.63	2.53%
12/31/2023	$2.67	0.10	0.01	0.11	—	(0.08)	—	(0.08)	$2.70	4.16%
12/31/2022 (d)	$2.90	0.10	(0.26)	(0.16)	—	(0.07)	—	(0.07)	$2.67	(5.66%) (e)
04/30/2022	$6.46	0.24	(0.13)	0.11	(1.64)	(0.21)	(1.82)	(3.67)	$2.90	0.54%
04/30/2021 (f)	$10.00	0.25	0.01	0.26	—	(1.97)	(1.83)	(3.80)	$6.46	3.22% (e)
Institutional Class
12/31/2025	$3.65	0.15	0.12	0.27	—	(0.14)	(0.00) (c)	(0.14)	$3.78	7.08%
12/31/2024	$3.69	0.16	(0.04)	0.12	—	(0.16)	—	(0.16)	$3.65	2.89%
12/31/2023	$3.61	0.16	0.00 (c)	0.16	—	(0.08)	—	(0.08)	$3.69	4.65%
12/31/2022 (d)	$3.87	0.16	(0.35)	(0.19)	—	(0.07)	—	(0.07)	$3.61	(5.01%) (e)
04/30/2022	$7.32	0.28	(0.16)	0.12	(1.61)	(0.14)	(1.82)	(3.57)	$3.87	0.73%
04/30/2021	$10.39	0.15	0.66	0.81	—	(2.05)	(1.83)	(3.88)	$7.32	8.43%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)(h)
Investor Class
12/31/2025	$638,412	0.76%	0.70%	3.69%	309%
12/31/2024	$391,671	0.77%	0.70%	4.02%	213%
12/31/2023	$344,472	0.84%	0.70%	3.89%	75%
12/31/2022 (d)	$39,426	1.34% (i)	0.70% (i)	5.24% (i)	106% (e)
04/30/2022	$12,843	1.90%	0.70%	5.02%	50%
04/30/2021 (f)	$9,062	0.96% (i)	0.70% (i)	4.14% (i)	147%
Institutional Class
12/31/2025	$10,337	0.81%	0.35%	3.98%	309%
12/31/2024	$2,908	1.64%	0.35%	4.41%	213%
12/31/2023	$2,406	1.97%	0.35%	4.47%	75%
12/31/2022 (d)	$2,380	1.67% (i)	0.35% (i)	6.30% (i)	106% (e)
04/30/2022	$2,181	3.43%	0.35%	5.18%	50%
04/30/2021	$658	8.35%	0.35%	1.72%	147%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Amount was less than $0.01 per share.
(d)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(e)	Not annualized for periods less than one full year.
(f)	Investor Class inception date was September 3, 2020.
(g)	Portfolio turnover is calculated at the Fund level.
(h)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 309%, 199% and 63% for the years ended December 31, 2025, 2024 and 2023,
106% for the period ended December 31, 2022, and 50%, and 147% for the years ended April 30, 2022, and 2021, respectively.

(i)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
20

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Core Strategies: International Equity Fund
Institutional Class Ticker: MXECX
Investor Class Ticker: MXEVX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.27%	0.47%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.27%	0.12%
Total Annual Fund Operating Expenses	0.80%	1.00%
Fee Waiver and Expense Reimbursement[1]	0.15%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.65%	1.00%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$240	$429	$976
Investor Class	$102	$318	$552	$1,225
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
1

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers economically tied to countries other than the U.S., including those in emerging markets. The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. securities across any market capitalization and style, and may also focus its investments in certain sectors, such as the financial sector.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index that is representative of that country.
Equity securities include common stock and other investment instruments such as depositary receipts and exchange-traded funds (“ETFs”) that track the return of a broad-based international securities index. The Fund may also invest in derivatives, including but not limited to futures contracts and forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by three sub-advisers: Keyridge Asset Management Limited (“Keyridge”), formerly known as Irish Life Investment Managers Limited; Lazard Asset Management LLC (“Lazard”); and LSV Asset Management (“LSV”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•Keyridge utilizes a passive investment strategy designed to track, as closely as possible, the performance of the MSCI EAFE Index by investing in the common stocks of each company in the MSCI EAFE Index in approximately the same proportion as their weighting in the MSCI EAFE Index.

•Lazard invests primarily in equity securities of what it considers to be quality growth businesses that can generate and sustain high levels of financial productivity and grow profits and cash flows by investing back into their businesses at similarly high rates of financial productivity. Lazard generally focuses on investing in securities of companies with a market capitalization of $3 billion or more.

•LSV generally focuses on investing in securities of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. LSV uses a quantitative investment model to make investment decisions, ranking securities based on fundamental measures of value and indicators of near-term recovery.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Keyridge, a 25% allocation of the Fund’s assets to Lazard, and a 25% allocation of the Fund’s assets to LSV. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including
2

reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, and its performance may suffer if that sector underperforms the overall market.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
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Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Index Risk - Because the Keyridge sub-advised portion of the Fund is not actively managed but is designed to track the performance of the MSCI EAFE Index, investors should generally expect the value of the Keyridge sub-advised portion of the Fund to decline when the performance of the MSCI EAFE Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the MSCI EAFE Index. Additionally, the MSCI EAFE Index may perform unfavorably or underperform the market as a whole. As a result, the Keyridge sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the MSCI EAFE Index because the adverse performance of a particular security normally will not result in eliminating the security from the Keyridge sub-advised portion of the Fund.
Tracking Error Risk - The Keyridge sub-advised portion of the Fund may not be able to precisely track the performance of the MSCI EAFE Index. Unlike the Keyridge sub-advised portion of the Fund, the performance of the MSCI EAFE Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Keyridge sub-advised portion of the Fund may own less than all the securities of the MSCI EAFE Index, which also may cause a variance between the performance of the Keyridge sub-advised portion of the Fund and the performance of the MSCI EAFE Index. Tracking error risk may cause the Keyridge sub-advised portion of the Fund’s performance to be less than expected.
Quantitative Model Risk - Securities selected by LSV using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
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Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Performance information prior to April 30, 2025, includes the performance of a sub-adviser that no longer manages the Fund’s investment portfolio. Consequently, the Fund’s total returns shown below for the periods prior to that date are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	December 31, 2022	18.27%
Worst Quarter	March 31, 2020	-24.95%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Institutional Class before taxes	29.17%	8.11%	7.38%	6/25/2018
Institutional Class after taxes on distributions	27.18%	6.46%	5.58%
Institutional Class after taxes on distributions and sale of fund shares	17.38%	5.69%	5.10%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	7.88%
Investor Class before taxes	28.74%	7.75%	10.08%	9/3/2020
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	10.84%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who are tax-exempt or who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
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Sub-Advisers
Keyridge, Lazard and LSV
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Keyridge
Nicola Dowdall	Head of ETFs & Affiliates	2018
Michael Lynch, CFA	Head of Index Solutions	2018
Peter Leonard, CFA	Head of Indexation Equity	2018
Lazard
Louis Florentin-Lee	Managing Director, Portfolio Manager/Analyst	2025
Barnaby Wilson, CFA	Managing Director, Portfolio Manager/Analyst	2025
Robert Failla, CFA	Managing Director, Portfolio Manager/Analyst	2025
LSV
Josef Lakonishok	Founding Partner, CEO, CIO & Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
Guy Lakonishok, CFA	Partner, Portfolio Manager	2018
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries (each, a “financial intermediary”) who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”).
You can purchase or redeem shares on any business day that Empower Funds is open by contacting your financial intermediary. Your financial intermediary may have different requirements or fees for opening an account and for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or Empower Funds is open. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both) unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement, or you are tax-exempt.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers economically tied to countries other than the U.S., including those in emerging markets. The Fund may have significant investments in a single country, a limited number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. securities across any market capitalization and style, and may also focus its investments in certain sectors, such as the financial sector.
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The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index that is representative of that country.
Equity securities include common stock and other investment instruments such as depositary receipts and ETFs that track the return of a broad-based international securities index. The Fund may also invest in derivatives, including but not limited to futures contracts and forward foreign currency contracts.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Keyridge, Lazard and LSV. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•Keyridge utilizes a passive investment strategy designed to track, as closely as possible, the performance of the MSCI EAFE Index by investing in the common stocks of each company in the MSCI EAFE Index in approximately the same proportion as their weighting in the MSCI EAFE Index. In the event it is not possible or practicable to fully replicate all of the securities in the MSCI EAFE Index, or in the same weightings, Keyridge may use sampling techniques to attempt to replicate the returns of the MSCI EAFE Index.

•Lazard invests primarily in equity securities of what it considers to be quality growth businesses that can generate and sustain high levels of financial productivity. Lazard considers whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for growth businesses that it believes can grow profits and cash flows by investing back into their businesses at similarly high rates of financial productivity. Lazard generally focuses on investing in securities of companies with a market capitalization of $3 billion or more. Lazard may sell a security when a company’s competitive advantages weaken or deteriorate, the stock price incorporates Lazard’s expectations of financial productivity that can be sustained into the future or superior investment opportunities emerge.

•LSV generally focuses on investing in securities of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV uses a quantitative investment model to make investment decisions, ranking securities based on fundamental measures of value and indicators of near-term recovery. A security is typically sold if the model indicates a decline in its ranking or if a security’s relative portfolio weight has appreciated significantly (relative to the benchmark index).
Although not considered a principal investment strategy, Lazard may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Keyridge, a 25% allocation of the Fund’s assets to Lazard, and a 25% allocation of the Fund’s assets to LSV. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies.
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•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
•Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to
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general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments, and can perform differently than the U.S. market. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers, and therefore reporting, corporate governance, accounting and auditing standards of foreign countries differ, in some instances significantly, from U.S. standards. As a result, foreign securities may subject the Fund to greater risk of potential loss and volatility than U.S. securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear unrelated. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may be less liquid and more difficult to value than U.S. securities, which could result in the Fund being unable to sell its investments in a timely manner. Current tariffs, sanctions, or the threat of potential tariffs, sanctions or similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Sector Risk - The Fund may invest a significant portion of its assets in companies within a particular sector, including the financial sector. A certain sector may not perform as well as companies in other sectors or the market as a whole. To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in that sector.

•Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries, or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries or regions.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest
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the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens, less established financial market operations or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to heightened political, geopolitical (including war or armed conflict), economic, legal, market, currency and tariff risks, as well as other adverse local or regional developments, including heightened risk of war and ethnic, religious and racial conflicts. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments); uncertain political and economic policies; the imposition by a country of foreign investment limitations and capital controls; and the nationalization of businesses (including the potential expropriation or nationalization of private properties). The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions by the U.S. and other governments, as well as problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including countersanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets) or mandate the sale or disposition of investments, significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of adverse foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
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Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner (or at all) because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to the remaining investors’ interest due to market conditions or other factors. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs, and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Investments in many foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.
Index Risk - Because the Keyridge sub-advised portion of the Fund is not actively managed but is designed to track the performance of the MSCI EAFE Index, investors should generally expect the value of the Keyridge sub-advised portion of the Fund to decline when the performance of the MSCI EAFE Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the MSCI EAFE Index. Additionally, the MSCI EAFE Index may perform unfavorably or underperform the market as a whole. As a result, the Keyridge sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the MSCI EAFE Index because the adverse performance of a particular security normally will not result in eliminating the security from the Keyridge sub-advised portion of the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the MSCI EAFE Index as closely as possible, it will tend to underperform the MSCI EAFE Index to some degree over time. Keyridge’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Keyridge sub-advised portion of the Fund’s returns to be lower than if it employed an active strategy.
Tracking Error Risk - The Keyridge sub-advised portion of the Fund may not be able to precisely track the performance of the MSCI EAFE Index. Unlike the Keyridge sub-advised portion of the Fund, the performance of the MSCI EAFE Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Keyridge sub-advised portion of the Fund may own less than all the securities of the MSCI EAFE Index, which also may cause a variance between the performance of the Keyridge sub-advised portion of the Fund and the performance of the MSCI EAFE Index. Further, there may be timing differences associated with additions to and deletions from the MSCI EAFE Index, changes in the shares outstanding of the component securities, and the Keyridge sub-advised portion of the Fund may not be fully invested - either as a
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result of cash flows into the Keyridge sub-advised portion of the Fund or as a result of reserves of cash held by the Keyridge sub-advised portion of the Fund to meet redemptions. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Keyridge sub-advised portion of the Fund’s performance to be less than expected.
Quantitative Model Risk - Securities selected by LSV using a quantitative investment model can perform differently than the market as a whole based on the factors used in the model, the weight placed on each factor, and changes in the factors’ historical trends. Quantitative investment models may underperform in certain market environments, including stressed or volatile market conditions. The factors used in quantitative analysis and the weight placed on those factors may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative investment model. Due to the significant role technology plays in a quantitative investment model, its use carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data, or technology used in the model. Models may also use artificial intelligence techniques, such as natural language processing and machine learning, which could be less transparent or interpretable and could produce unexpected results, which can result in losses. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the quantitative model and LSV’s ability to properly analyze or timely adjust the metrics or update the data underlying the model. There can be no assurance that the use of a quantitative investment model will enable the Fund to achieve its objective.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
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Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.53% of the Fund’s average daily net assets on assets up to $1 billion, 0.48% of average daily net assets on assets over $1 billion but less than $2 billion, and 0.43% of average daily net assets on assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.65% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.
Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2018 and joined Keyridge in 1998.

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•Michael Lynch, CFA, Head of Index Solutions, has served as portfolio manager of the Fund since 2018 and joined Keyridge in 2006.

•Peter Leonard, CFA, Head of Indexation Equity, has served as portfolio manager of the Fund since 2018 and joined Keyridge in 2012.
Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, has been registered as an investment adviser pursuant to the Advisers Act since 2002.

•Louis Florentin-Lee, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2025 and joined Lazard in 2004.

•Barnaby Wilson, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2025 and joined Lazard in 1999.

•Robert Failla, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2025 and joined Lazard in 2003.
LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, has been registered as an investment adviser pursuant to the Advisers Act since 1994.

•Josef Lakonishok, Founding Partner, CEO, CIO & Portfolio Manager, has served as portfolio manager of the Fund since 2018 and founded LSV in 1994.

•Menno Vermeulen, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 1995.

•Puneet Mansharamani, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2000.

•Greg Sleight, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in
2006.

•Guy Lakonishok, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2009.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order for all methods of payment; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividends and capital gains distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly
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administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute in a timely manner all of its net investment income and net capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders or if it otherwise fails to qualify as a regulated investment company under the Code. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders and all distributions from the Fund’s earnings and profits would be taxable to its U.S. shareholders as dividends (unless you are tax-exempt or hold Fund shares through a tax-advantaged arrangement). This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that (i) investment in the Fund is not purchased as part of an IRA or other tax-advantaged account and (ii) investors are “U.S. shareholders” (i.e., beneficial owners of Fund shares that are “United States persons” (as such term is defined under the Code) but not partnerships investing in the Fund).
Dividends and Capital Gains Distributions
Dividends and capital gains distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares of the Fund or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic
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corporations and certain foreign corporations) will generally be taxed to U.S. shareholders who are individuals and other noncorporate U.S. shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to U.S. shareholders at long-term capital gain rates, regardless of how long a U.S. shareholder has held shares of the Fund.
The Fund’s distributions are generally taxable to you for the year when received. Distributions declared to shareholders of record in October, November or December and paid during January of the succeeding year, however, will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable to such shareholder even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if such shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gains for U.S. investors who are individuals and other noncorporate U.S. shareholders is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold, redeemed, or exchanged, including through dividend reinvestment. Covered securities are Fund shares purchased on or after January 1, 2012, in a non-retirement account. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities. The Fund may elect to pass through such foreign taxes to shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them their pro rata portion of such taxes and may claim a credit or deduction for such taxes, subject in each case to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions, sales proceeds, redemption proceeds, and any other payments you receive from the Fund. Currently, the backup withholding rate is a flat rate of 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable income tax treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Specifically, except as otherwise noted, the foregoing discussion summarizes certain federal income tax consequences solely for investors (1) who are beneficial owners of the shares of the Fund, (2) hold such shares as capital assets and (3) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans). Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
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Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower
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products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2025	$10.10	0.21	2.67	2.88	—	(0.31)	(0.08)	(0.39)	$12.59	28.74%
12/31/2024	$10.04	0.19	0.10	0.29	—	(0.23)	—	(0.23)	$10.10	2.87%
12/31/2023	$8.75	0.18	1.30	1.48	—	(0.19)	—	(0.19)	$10.04	17.07%
12/31/2022 (c)	$8.98	0.15	(0.38)	(0.23)	—	—	—	—	$8.75	(2.56%) (d)
04/30/2022	$11.19	0.14	(1.22)	(1.08)	(0.67)	(0.13)	(0.33)	(1.13)	$8.98	(10.82%)
04/30/2021 (e)	$10.00	0.24	2.06	2.30	—	(0.33)	(0.78)	(1.11)	$11.19	23.84% (d)
Institutional Class
12/31/2025	$9.39	0.22	2.50	2.72	—	(0.39)	(0.08)	(0.47)	$11.64	29.17%
12/31/2024	$9.40	0.22	0.08	0.30	—	(0.31)	—	(0.31)	$9.39	3.14%
12/31/2023	$8.35	0.22	1.22	1.44	—	(0.39)	—	(0.39)	$9.40	17.55%
12/31/2022 (c)	$8.55	0.13	(0.33)	(0.20)	—	—	—	—	$8.35	(2.34%) (d)
04/30/2022	$10.66	0.18	(1.17)	(0.99)	(0.47)	(0.18)	(0.47)	(1.12)	$8.55	(10.51%)
04/30/2021	$8.25	0.11	3.47	3.58	—	(0.39)	(0.78)	(1.17)	$10.66	44.45%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2025	$1,055,041	0.96%	0.96%	1.85%	42%
12/31/2024	$928,287	0.96%	0.96%	1.85%	14%
12/31/2023	$581,928	1.10%	1.00%	1.94%	16%
12/31/2022 (c)	$77,674	1.32% (g)	1.00% (g)	2.64% (g)	15% (d)
04/30/2022	$273,921	1.06%	1.00%	1.32%	58%
04/30/2021 (e)	$98,555	1.41% (g)	1.00% (g)	3.42% (g)	94% (d)
Institutional Class
12/31/2025	$20,730	0.80%	0.65%	2.00%	42%
12/31/2024	$12,254	1.06%	0.65%	2.23%	14%
12/31/2023	$8,269	1.28%	0.65%	2.43%	16%
12/31/2022 (c)	$7,766	1.18% (g)	0.65% (g)	2.48% (g)	15% (d)
04/30/2022	$7,023	1.23%	0.65%	1.79%	58%
04/30/2021	$3,994	2.10%	0.65%	1.06%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(d)	Not annualized for periods less than one full year.
(e)	Investor Class inception date was September 3, 2020.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
22

EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Core Strategies: U.S. Equity Fund
Institutional Class Ticker: MXEBX
Investor Class Ticker: MXETX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2026

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.21%	0.44%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.21%	0.09%
Total Annual Fund Operating Expenses	0.68%	0.91%
Fee Waiver and Expense Reimbursement[1]	0.13%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$204	$366	$834
Investor Class	$92	$289	$503	$1,119
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large capitalization (“large cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 1000® Index and 10-40% of its net assets in equity securities of small capitalization (“small cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 2000® Index; however, the Fund may have exposure to U.S. stocks across any market capitalization and style. As of December 31, 2025, the market capitalizations of the companies in the Russell 1000® Index ranged from $1.3 billion to $4.5 trillion and the companies in the Russell 2000® Index ranged from $6 million to $31.3 billion.
Equity securities include common stock and other investment instruments such as exchange-traded funds (“ETFs”) that track the return of a broad-based U.S. securities index. The Fund may also invest in derivatives, including but not limited to futures contracts and forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by four sub-advisers: J.P. Morgan Investment Management Inc. (“JPMorgan”); Keyridge Asset Management Limited (“Keyridge”), formerly known as Irish Life Investment Managers Limited; Loomis, Sayles & Company, L.P. (“Loomis Sayles”); and Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
•JPMorgan invests primarily in equity securities of large, well-established U.S. companies with a market capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics.

•Keyridge utilizes a passive investment strategy designed to track, as closely as possible, the performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) by investing in the common stocks of each company in the S&P 500 Index in approximately the same proportion as their weighting in the S&P 500 Index.

•Loomis Sayles invests primarily in equity securities of small companies, which are of a size similar to those in the Russell 2000® Index at the time of purchase. Loomis Sayles seeks to build a small cap portfolio of common stocks that it believes are undervalued in the market and have favorable prospects for recovery.

•Putnam invests mainly in common stocks of large and midsize U.S. companies, which are of a size similar to those in the Russell 1000® Value Index, with a focus on value stocks that offer the potential for capital growth, current income or both.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Keyridge, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors
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and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large-Size Company Risk - Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Index Risk - Because the Keyridge sub-advised portion of the Fund is not actively managed but is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the Keyridge sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the S&P 500 Index. Additionally, the S&P 500 Index may perform unfavorably or underperform the market as a whole. As a result, the Keyridge sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the S&P 500 Index because the adverse performance of a particular security normally will not result in eliminating the security from the Keyridge sub-advised portion of the Fund.
Tracking Error Risk - The Keyridge sub-advised portion of the Fund may not be able to precisely track the performance of the S&P 500 Index. Unlike the Keyridge sub-advised portion of the Fund, the performance of the S&P 500 Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Keyridge sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the Keyridge sub-advised portion of the Fund and the performance of the S&P 500 Index. Tracking error risk may cause the Keyridge sub-advised portion of the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a
3

portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	23.14%
Worst Quarter	March 31, 2020	-22.73%
Average Annual Total Returns for the Periods Ended December 31, 2025
	One Year	Five Years	Since Inception	Inception Date
Institutional Class before taxes	15.41%	12.97%	12.95%	6/25/2018
Institutional Class after taxes on distributions	13.89%	10.77%	11.29%
Institutional Class after taxes on distributions and sale of fund shares	9.96%	9.64%	10.03%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	13.88%
Investor Class before taxes	15.00%	12.57%	14.25%	9/3/2020
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	13.95%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who are tax-exempt or who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
4

Investment Adviser
ECM
Sub-Advisers
JPMorgan, Keyridge, Loomis Sayles, and Putnam
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
JPMorgan
Giri Devulapally, CFA	Managing Director	2018
Larry Lee	Managing Director	2020
Holly Morris	Managing Director	2020
Joseph Wilson	Managing Director	2020
Robert Maloney	Executive Director	2023
Keyridge
Nicola Dowdall	Head of ETFs & Affiliates	2018
Michael Lynch, CFA	Head of Index Solutions	2018
Peter Leonard, CFA	Head of Indexation Equity	2018
Loomis Sayles
Joseph Gatz, CFA	Portfolio Manager	2018
Jeffrey Schwartz, CFA	Portfolio Manager	2018
Putnam
Darren Jaroch, CFA	Portfolio Manager	2018
Lauren DeMore, CFA	Portfolio Manager	2019
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries (each, a “financial intermediary”) who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”).
You can purchase or redeem shares on any business day that Empower Funds is open by contacting your financial intermediary. Your financial intermediary may have different requirements or fees for opening an account and for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or Empower Funds is open. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both) unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement, or you are tax-exempt.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large cap companies that, at the time of purchase, are similar in size to companies in the Russell 1000® Index and 10-40% of its net assets in equity securities of small cap companies that, at the time of purchase, are similar in size to companies in the Russell 2000® Index; however, the Fund may have exposure to U.S. stocks across any market capitalization and style. As of December 31, 2025, the market capitalizations of the companies in the Russell 1000® Index ranged from $1.3 billion to $4.5 trillion and the companies in the Russell 2000® Index ranged from $6 million to $31.3 billion.
Equity securities include common stock and other investment instruments such as ETFs that track the return of a broad-based U.S. securities index. The Fund may also invest in derivatives, including but not limited to futures contracts and forward foreign currency contracts.
The Fund’s investment objective and 80% policy described above are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to either the investment objective or 80% policy.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by JPMorgan, Keyridge, Loomis Sayles and Putnam. Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

•JPMorgan invests primarily in equity securities of large, well-established U.S. companies with a market capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. JPMorgan seeks structural disconnects that it believes allow businesses to exceed market expectations. These disconnects may result from demographic/cultural changes, technological advancements or regulatory changes. JPMorgan may sell a security due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver, if a security is identified it believes offers a better investment opportunity, or due to balance sheet deterioration.

•Keyridge utilizes a passive investment strategy designed to track, as closely as possible, the performance of the S&P 500 Index by investing in the common stocks of each company in the S&P 500 Index in approximately the same proportion as their weighting in the S&P 500 Index. In the event it is not possible or practicable to fully replicate all of the securities in the S&P 500 Index, or in the same weightings, Keyridge may use sampling techniques to attempt to replicate the returns of the S&P 500 Index.

•Loomis Sayles invests primarily in equity securities of small companies, which are of a size similar to those in the Russell 2000® Index at the time of purchase. Loomis Sayles seeks to build a small cap portfolio of common stocks that it believes are undervalued in the market and have favorable prospects for recovery. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value. Securities are generally sold when: (1) Loomis Sayles determines the company is experiencing a fundamental deterioration of business conditions and the original investment thesis is no longer valid; (2) the investment thesis has been realized that closed the valuation discount observed in the purchase of the security; or (3) Loomis Sayles has identified a security that possesses a more attractive risk/return profile.

•Putnam invests mainly in common stocks of large and midsize U.S. companies, which are of a size similar to those in the Russell 1000® Value Index, with a focus on value stocks that offer the potential for capital growth, current income or both. Putnam may consider a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.
Although not considered a principal investment strategy, JPMorgan, Loomis Sayles and Putnam may consider environmental, social and governance (“ESG”) factors alongside non-ESG factors when selecting investments. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Keyridge, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
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More Information About the Fund’s Principal Security Types
This section provides additional information about the types of securities and other instruments the Fund typically invests in as discussed in the Principal Investment Strategies sections above.

•Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy or insolvency of the issuer.

•Common stock represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
•Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to
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general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting (or perceived to affect) specific issuers held by the Fund, particular industries represented in the Fund’s portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, deflation, rapid interest rate changes, bank failures, war or acts of terrorism, sanctions, tariffs, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, general outlook for corporate earnings, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value simultaneously. In recent years, war, acts of terrorism, recessions, rising inflation, social and political discord, debt crises and downgrades have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund's performance. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.
Large-Size Company Risk - Large-size companies may go in and out of favor based on market and economic conditions. Large-size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-size companies could trail the returns on investments in securities of smaller companies.
Small- and Medium-Size Company Risk - The stocks of small- and medium-size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small- and medium-size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small- and medium-size companies tend to be more sensitive to changing economic, market, and industry conditions, tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small- and medium-size companies upon which to base an investment decision.
Value Stock Risk - A value style of investing is subject to the risk that returns on value stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Growth Stock Risk - A growth style of investing is subject to the risk that returns on growth stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, magnified losses resulting from leverage, counterparty risk, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based
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on the change in value of one or more securities, currencies, or indices. Even a small investment in a derivative contract could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivatives will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid.

•Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (2) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (3) losses caused by unanticipated market movements, which are potentially unlimited; (4) the inability to predict correctly the direction of prices and other economic factors; and (5) the possibility that the counterparty will default in the performance of its obligations.
Index Risk - Because the Keyridge sub-advised portion of the Fund is not actively managed but is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the Keyridge sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the S&P 500 Index. Additionally, the S&P 500 Index may perform unfavorably or underperform the market as a whole. As a result, the Keyridge sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the S&P 500 Index because the adverse performance of a particular security normally will not result in eliminating the security from the Keyridge sub-advised portion of the Fund. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 Index as closely as possible, it will tend to underperform the S&P 500 Index to some degree over time. Keyridge’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Keyridge sub-advised portion of the Fund’s returns to be lower than if it employed an active strategy.
Tracking Error Risk - The Keyridge sub-advised portion of the Fund may not be able to precisely track the performance of the S&P 500 Index. Unlike the Keyridge sub-advised portion of the Fund, the performance of the S&P 500 Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Keyridge sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the Keyridge sub-advised portion of the Fund and the performance of the S&P 500 Index. Further, there may be timing differences associated with additions to and deletions from the S&P 500 Index, changes in the shares outstanding of the component securities, and the Keyridge sub-advised portion of the Fund may not be fully invested - either as a result of cash flows into the Keyridge sub-advised portion of the Fund or as a result of reserves of cash held by the Keyridge sub-advised portion of the Fund to meet redemptions. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Keyridge sub-advised portion of the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results, or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that their security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could
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have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount, and, as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), which is also a subsidiary of Empower of America. As of December 31, 2025, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $72.6 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.47% of the Fund’s average daily net assets on assets up to $1 billion, 0.42% of average daily net assets on assets over $1 billion, and 0.37% of average daily net assets on assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.55% of the Class’s average daily net assets, excluding shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2027, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements is available in the Fund’s Form N-CSR filing for the period ended June 30, 2025, and will be available in the Fund’s Form N-CSR filing for the period ended June 30, 2026.
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Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, has been registered as an investment adviser pursuant to the Advisers Act since 1984.

•Giri Devulapally, CFA, Managing Director, has served as portfolio manager of the Fund since 2018 and joined JPMorgan in 2003.

•Larry Lee, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2006.

•Holly Morris, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in 2012.

•Joseph Wilson, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2014.

•Robert Maloney, Executive Director, has served as portfolio manager of the Fund since 2023 and joined JPMorgan in 2013.
Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.
Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2018 and joined Keyridge in 1998.

•Michael Lynch, CFA, Head of Index Solutions, has served as portfolio manager of the Fund since 2018 and joined Keyridge in 2006.

•Peter Leonard, CFA, Head of Indexation Equity, has served as portfolio manager of the Fund since 2018 and joined Keyridge in 2012.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, has been registered as an investment adviser pursuant to the Advisers Act since 1977.

•Joseph Gatz, CFA, Portfolio Manager, has been a portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1999.

•Jeffrey Schwartz, CFA, Portfolio Manager, has been a portfolio manager of the Fund since 2018 and joined Loomis Sayles in 2012.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110, has been registered as an investment adviser pursuant to the Advisers Act since 1971.

•Darren Jaroch, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Putnam in 1999.

•Lauren DeMore, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and joined Putnam in 2006.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
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The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading, and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including the Fund’s investment adviser, that provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to ensure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or
12

permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order for all methods of payment; however, payment may be delayed for up to seven days. The Fund may also suspend redemptions or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays), when trading thereon is restricted, or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividends and capital gains distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests received in good order will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30-day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30-day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the
13

Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund’s pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing or excessive trading, it is possible that a market timer may be able to make market timing or excessive trading transactions with the result that management of the Fund may be disrupted, and shareholders may suffer detrimental effects such as increased costs, reduced performance and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund has elected to be treated and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute in a timely manner all of its net investment income and net capital gains to its shareholders and meet certain tests with respect to the sources and types of its income and the nature and diversification of its assets and, therefore, will not be required to pay any federal income tax at the fund-level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders or if it otherwise fails to qualify as a regulated investment company under the Code. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements to qualify as a regulated investment company and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to its shareholders and all distributions from the Fund’s earnings and profits would be taxable to its U.S. shareholders as dividends (unless you are tax-exempt or hold Fund shares through a tax-advantaged arrangement). This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the
14

Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that (i) investment in the Fund is not purchased as part of an IRA or other tax-advantaged account and (ii) investors are “U.S. shareholders” (i.e., beneficial owners of Fund shares that are “United States persons” (as such term is defined under the Code) but not partnerships investing in the Fund).
Dividends and Capital Gains Distributions
Dividends and capital gains distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares of the Fund or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to U.S. shareholders who are individuals and other noncorporate U.S. shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to U.S. shareholders at long-term capital gain rates, regardless of how long a U.S. shareholder has held shares of the Fund.
The Fund’s distributions are generally taxable to you for the year when received. Distributions declared to shareholders of record in October, November or December and paid during January of the succeeding year, however, will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable to such shareholder even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if such shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gains for U.S. investors who are individuals and other noncorporate U.S. shareholders is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold, redeemed, or exchanged, including through dividend reinvestment. Covered securities are Fund shares purchased on or after January 1, 2012, in a non-retirement account. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions, sales proceeds, redemption proceeds, and any other payments you receive from the Fund. Currently, the backup withholding rate is a flat rate of 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable income tax treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Specifically, except as otherwise noted, the foregoing discussion summarizes certain federal income tax consequences solely for investors (1) who are beneficial owners of the shares of the Fund, (2) hold such shares as capital assets and (3) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated
15

investment companies and retirement plans). Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a shareholder services fee that is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
16

Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
17

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR filing, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2025	$12.10	0.07	1.75	1.82	—	(0.08)	(0.77)	(0.85)	$13.07	15.00%
12/31/2024	$11.04	0.08	2.27	2.35	—	(0.23)	(1.06)	(1.29)	$12.10	21.28%
12/31/2023	$9.45	0.07	2.09	2.16	—	(0.53)	(0.04)	(0.57)	$11.04	22.79%
12/31/2022 (c)	$9.82	0.05	(0.42)	(0.37)	—	—	—	—	$9.45	(3.77%) (d)
04/30/2022	$12.42	(0.01) (e)	(0.08)	(0.09)	(0.27)	(0.54)	(1.70)	(2.51)	$9.82	(2.89%)
04/30/2021 (f)	$10.00	0.00 (g)	2.68	2.68	—	(0.09)	(0.17)	(0.26)	$12.42	27.11% (d)
Institutional Class
12/31/2025	$15.53	0.15	2.25	2.40	—	(0.13)	(0.77)	(0.90)	$17.03	15.41%
12/31/2024	$13.86	0.15	2.86	3.01	—	(0.28)	(1.06)	(1.34)	$15.53	21.66%
12/31/2023	$11.73	0.14	2.59	2.73	—	(0.56)	(0.04)	(0.60)	$13.86	23.27%
12/31/2022 (c)	$12.16	0.09	(0.52)	(0.43)	—	—	—	—	$11.73	(3.54%) (d)
04/30/2022	$14.68	0.04	(0.16)	(0.12)	(0.53)	(0.17)	(1.70)	(2.40)	$12.16	(2.59%)
04/30/2021	$9.78	0.05	5.12	5.17	—	(0.10)	(0.17)	(0.27)	$14.68	53.21%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)
Investor Class
12/31/2025	$710,090	0.91%	0.90%	0.60%	28%
12/31/2024	$642,150	0.87%	0.87%	0.62%	20%
12/31/2023	$678,303	0.89%	0.89%	0.71%	76%
12/31/2022 (c)	$253,476	1.09% (i)	0.90% (i)	0.83% (i)	62% (d)
04/30/2022	$6,286	1.57%	0.90%	(0.12%)	132%
04/30/2021 (f)	$1,781	3.36% (i)	0.90% (i)	0.01% (i)	69% (d)
Institutional Class
12/31/2025	$21,460	0.68%	0.55%	0.94%	28%
12/31/2024	$16,069	0.71%	0.55%	0.95%	20%
12/31/2023	$16,411	0.59%	0.55%	1.10%	76%
12/31/2022 (c)	$15,462	0.89% (i)	0.55% (i)	1.09% (i)	62% (d)
04/30/2022	$23,714	1.02%	0.55%	0.26%	132%
04/30/2021	$18,242	1.26%	0.55%	0.42%	69%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(d)	Not annualized for periods less than one full year.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Investor Class inception date was September 3, 2020.
(g)	Amount was less than $0.01 per share.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Annualized.
18

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
For a free copy of the SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements, to request other information, or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. The SAI, annual and semi-annual reports to shareholders and other information such as Fund financial statements are available on Empower Funds’ website free of charge at www.empower.com/investments/empower-funds/fund-documents.
The SAI, annual and semi-annual reports to shareholders and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

EMPOWER FUNDS, INC.
Ticker
Fund	Institutional Class	Investor Class	Investor II Class	Service Class	Class L
Empower Bond Index Fund	MXCOX	MXBIX	-	-	-
Empower Core Bond Fund	MXIUX	MXFDX	-	-	-
Empower Emerging Markets Equity Fund	MXENX	MXEOX	-	-	-
Empower Global Bond Fund	MXZMX	MXGBX	-	-	-
Empower High Yield Bond Fund	MXFRX	MXHYX	-	-	-
Empower Inflation-Protected Securities Fund	MXIOX	MXIHX	-	-	-
Empower International Growth Fund	MXHTX	MXIGX	-	-	-
Empower International Index Fund	MXPBX	MXINX	-	-	-
Empower International Value Fund	MXJVX	MXIVX	-	-	-
Empower Large Cap Growth Fund	MXGSX	MXLGX	-	-	-
Empower Large Cap Value Fund	MXVHX	MXEQX	MXHAX	-	-
Empower Mid Cap Value Fund	MXKJX	MXMVX	-	-	-
Empower Multi-Sector Bond Fund	MXUGX	MXLMX	-	-	-
Empower Real Estate Index Fund	MXSFX	MXREX	-	-	-
Empower S&P 500® Index Fund	MXKWX	MXVIX	-	-	-
Empower S&P Mid Cap 400® Index Fund	MXNZX	MXMDX	-	-	MXBUX
Empower S&P Small Cap 600® Index Fund	MXERX	MXISX	-	-	MXNSX
Empower Short Duration Bond Fund	MXXJX	MXSDX	-	-	-
Empower Small Cap Growth Fund	MXMSX	MXMTX	-	-	-
Empower Small Cap Value Fund	MXTFX	MXLSX	-	-	-
Empower T. Rowe Price Mid Cap Growth Fund	MXYKX	MXMGX	-	-	-
Empower U.S. Government Securities Fund	MXDQX	MXGMX	-	-	-
Empower Lifetime 2015 Fund	MXNYX	MXLYX	-	MXLZX	-
Empower Lifetime 2020 Fund	MXAKX	MXAGX	-	MXAHX	-
Empower Lifetime 2025 Fund	MXQBX	MXELX	-	MXFLX	-
Empower Lifetime 2030 Fund	MXAYX	MXATX	-	MXAUX	-
Empower Lifetime 2035 Fund	MXTBX	MXKLX	-	MXLLX	-
Empower Lifetime 2040 Fund	MXBGX	MXBDX	-	MXBEX	-
Empower Lifetime 2045 Fund	MXWEX	MXQLX	-	MXRLX	-
Empower Lifetime 2050 Fund	MXBSX	MXBOX	-	MXBQX	-
Empower Lifetime 2055 Fund	MXZHX	MXWLX	-	MXXLX	-
Empower Lifetime 2060 Fund	MXGUX	MXGNX	-	MXGQX	-
Empower Lifetime 2065 Fund	MXHBX	MXHCX	-	MXHDX	-
Empower Aggressive Profile Fund	MXGTX	MXAPX	-	-	-
Empower Conservative Profile Fund	MXKVX	MXCPX	-	-	MXIPX
Empower Moderate Profile Fund	MXITX	MXMPX	-	-	MXGPX
Empower Moderately Aggressive Profile Fund	MXHRX	MXBPX	-	-	-
Empower Moderately Conservative Profile Fund	MXJUX	MXDPX	-	-	MXHPX
Empower SecureFoundation® Balanced Fund	MXCJX	MXSBX	-	MXSHX	MXLDX
(the “Fund(s)”)

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus. It contains information in addition to the information in the prospectuses for the Funds. The prospectuses for the Funds, which may be amended from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the prospectuses for the Funds, each dated April 30, 2026. Requests for copies of prospectuses should be made by writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling (866) 831-7129, or by viewing www.empower.com/investments/empower-funds/fund-documents. The financial statements appearing in the Funds’ Form N-CSR filings are incorporated into this SAI by reference; please see the “Financial Statements” section of this SAI for hyperlinks to the financial statements and other information. Copies of these documents are available, without charge, and can be obtained by calling (866) 831-7129 or by viewing them at www.empower.com/investments/empower-funds/fund-documents.
April 30, 2026

INFORMATION ABOUT EMPOWER FUNDS, INC. AND THE FUNDS
Empower Funds, Inc. (“Empower Funds”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”), is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. The corporation changed its name from Great-West Funds, Inc. to Empower Funds, Inc. on August 1, 2022. Empower Funds offers 44 funds. This SAI describes 39 Funds, 37 of which are diversified Funds and 2 of which are non-diversified Funds.
The Board of Directors of Empower Funds (the “Board”) may organize and offer shares of a new fund or a new share class of an existing Fund or liquidate a Fund or share class at any time. Each Fund offers two or more classes of shares. The Institutional Class, Investor Class and Investor II Class shares offered by certain Funds do not have sales charges or distribution fees. The Class L and Service Class shares offered by certain Funds do not have sales charges but have a distribution and service fee (or 12b-1 fee).
Currently, shares of the Funds may be sold to and held by separate accounts of insurance companies to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, participants in connection with qualified retirement plans (“retirement plans”) and, with respect to certain Funds, participants in connection with college saving programs (collectively, “Permitted Accounts”) and asset allocation funds that are series of Empower Funds.
Empower Capital Management, LLC (“ECM”), a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), serves as the investment adviser to Empower Funds. ECM has selected one or more sub-advisers (each, a “Sub-Adviser”) to manage, on a daily basis, the assets of certain Funds.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Classification
Each Fund, except for the Empower Global Bond Fund and Empower Real Estate Index Fund, is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”).
At least 75% of the value of a diversified fund’s total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer (other than the U.S. government and other investment companies) is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.
The Empower Global Bond Fund and Empower Real Estate Index Fund are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Fund. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry. The Empower S&P 500 Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The Empower S&P 500 Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Shareholder approval will not be sought if the Empower S&P 500 Index Fund crosses from diversified to non-diversified status under such circumstances.
Investment Strategies and Risks
The investment objectives, investment strategies and principal risks of each Fund are described in its prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that ECM or a Sub-Adviser may select for each Fund. Except as described below and except as otherwise specifically stated in the applicable prospectus or this SAI, each Fund’s investment policies set forth in its prospectus and in this SAI are not fundamental and may be changed without shareholder approval.
The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment strategies, practices and techniques that ECM or any Sub-Adviser may employ in pursuit of a Fund’s investment objective, together with a discussion of related restrictions and risks. This information has been organized into various categories; to the extent it overlaps two or more categories, it is referenced only once in this section. ECM or any Sub-Adviser may not buy these securities or use any of these techniques unless it believes they are consistent with the applicable Fund’s investment objectives and policies (as described in the Fund’s prospectus) and that doing so will help the Fund achieve its objective. In addition, with respect to any particular Fund, to the extent that a security or technique is described in a Fund’s prospectus as being
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part of its principal investment strategies, the information provided below regarding such security or technique is intended to supplement, but not supersede, the information contained in the prospectus.
Certain of the Funds, including the Profile Funds, the Lifetime Funds and the SecureFoundation Balanced Fund, normally invest primarily in shares of other mutual funds (“Underlying Funds”), as described in their respective prospectus. The Underlying Funds, in turn, invest directly in securities (such as stocks and bonds). The investment techniques described below may be pursued directly by the Underlying Funds or, in certain circumstances, by a Fund directly. The Funds may be subject to the risks described below indirectly through their investments in Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund’s transactions in a particular type of security or its use of a particular technique are subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectus or statement of additional information, as well as federal securities laws. For the purpose of this section, references to investments by “a Fund” or “the Funds” include the Underlying Funds.
Debt Securities
A debt security, also referred to as a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, such as corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities and asset-backed securities. Debt securities include investment grade securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and unrated securities.
Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).
Asset-Backed Securities. Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans or receivables held in trust. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. Asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment. Additionally, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral
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default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks, including but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the risk that the quality of the collateral may decline in value or default; (3) the risk that a Fund may invest in CDOs that are subordinate to other classes; and (4) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings. These investments may include institutionally traded floating and fixed rate debt securities. Bank loans often involve borrowers whose financial conditions are troubled or uncertain, including companies that are highly leveraged or are involved in bankruptcy proceedings. A Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Some bank loans may be purchased on a “when-issued” basis. The market for bank loans may not be highly liquid and a Fund may have difficulty selling bank loans. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.
Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which a Fund invests, the Fund relies on the portfolio managers’ research to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Bank Obligations. Bank obligations may be issued or guaranteed by U.S. or foreign banks. Bank obligations that may be purchased by a Fund include banker’s acceptances, certificates of deposit and fixed time deposits. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments that may be made by the bank and the interest rates and fees that may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry.
U.S. and global markets recently have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility or other services to an issuer or to a Fund fails, the issuer or Fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.
Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks.
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Continued market volatility and uncertainty, or a downturn in market, economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on a Fund and issuers in which it invests.
A Fund’s investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.
Below Investment Grade Securities. Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are debt securities that are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Standard & Poor’s Global Ratings (“S&P”) or have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated. Below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero coupon, pay-in-kind (“PIK”) and step coupon securities and may be privately placed or publicly offered.
Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Below investment grade securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of below investment grade securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for below investment grade securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade securities and the ability of outside pricing services to value below investment grade securities. A severe economic downturn or increase in interest rates might increase defaults in below investment grade securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding below investment grade securities, thus further disrupting the market for such securities.
Below investment grade bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of below investment grade bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, below investment grade bonds tend to underperform U.S. Treasury and investment grade bonds because below investment grade bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of below investment grade securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of below investment grade securities could also be at greater risk because below investment grade securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a below investment grade security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of below investment grade securities and a Fund’s net asset value.
Below investment grade securities present risks based on payment expectations. For example, below investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of below investment grade securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of below investment grade securities than in the case of investment grade bonds.
In addition, the credit ratings assigned to below investment grade securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of below investment grade securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.
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Because the risk of default is higher for below investment grade securities, portfolio managers will attempt to identify those issuers of below investment grade securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and S&P are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund’s investment objective may be more dependent on the portfolio manager’s own credit analysis than might be the case for a Fund that invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain below investment grade securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed- or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds. Each Fund may invest in Brady bonds only if it is consistent with quality specifications established by ECM or a Sub-Adviser to that Fund.
Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by banks, corporations and other entities primarily to finance short-term credit needs. Such securities normally have maturities of nine months or less and, although commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Like bonds and other fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Corporate Debt Securities. Corporate debt securities are long- and short-term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed, variable or floating rate obligations or as zero coupon, PIK and step coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations.
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to liquidity and pricing transparency risks.
Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and nationally recognized statistical rating organizations, such as S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of a nationally recognized statistical rating organization, such as S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt
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securities and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated.
Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities that were (1) initially issued at a discount from their face value, and (2) purchased by a Fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to recognize income prior to the receipt of cash payments with respect to these securities.
Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest at the time of acquisition by a Fund or are rated in the lower ratings categories (Ca or lower by Moody's and CC or lower by S&P) or that, if unrated, are in the judgment of a portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with below investment grade securities are heightened by investing in distressed debt securities.
A Fund will generally make such investments only when a portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.
Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are periodically adjusted for inflation, which measures a sustained increase in prices of goods and services in an economy that erodes the purchasing power of a currency over time. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked securities are also issued by corporations, U.S. government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Because of this inflation-adjustment feature, inflation-linked securities typically have lower yields than conventional fixed rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.
Inflation-linked securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-linked security normally will decline and could result in losses for a Fund. Funds that invest in inflation-linked securities do not always move in lockstep with changes in the inflation rate because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, there is no assurance that the consumer price index or other inflation index used to determine inflation adjustments will accurately measure the real rate of inflation.
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Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a Fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a Fund being treated as a return of capital.
Loan Participations and Assignments. Loan participations and assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a loan participation, the Fund typically will have a contractual relationship only with the lender that sold the participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is believed by ECM or a Sub-Adviser to be creditworthy. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Fund may have difficulty disposing of loan participations and assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular loan participations or assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
The Board has adopted a liquidity risk management program for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the loan participation or assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid loan participations and assignments that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid investments would increase.
In valuing a loan participation or assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board.
Mortgage-Backed Securities. A mortgage-backed security (“MBS”) is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. MBS include mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages, including those on commercial real estate or residential properties. MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.
The value of MBS may change due to shifts in the market’s perception of issuers. An economic downturn - particularly one that contributes to an increase in delinquencies and defaults on residential mortgages, falling home prices and unemployment - may adversely affect the market for and value of MBS. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government MBS may offer higher yields than those issued by government entities but may also be subject to greater price volatility and increased interest rate, credit, and other risks, such as liquidity and valuation risks, than government-issued MBS. MBS are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument.
Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly.
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CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae.
CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate and bearing a different stated maturity date, and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets.
CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid investments.
Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund foregoes principal and interest paid on the MBS. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the MBS it initially sold. Mortgage dollar roll transactions may (due to the deemed borrowing position involved) increase a Fund’s overall investment exposure and result in losses.
Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Mortgage Pass-through Securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs.
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Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages either insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.
Government-related guarantors whose obligations are not backed by the full faith and credit of the U.S. government include Fannie Mae and Freddie Mac. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Freddie Mac issues participation certificates that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Fannie Mae and Freddie Mac guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the U.S. government. Additionally, Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the MBS. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage pass-through securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, ECM or the Fund’s Sub-Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to a Fund’s limitations on investments in illiquid investments.
Mortgage pass-through securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from the test available to all U.S. government securities. The Funds take the position that privately-issued, mortgage pass-through securities and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. In the case of private issue mortgage pass-through securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. government to tighten the availability of its credit. Since September 7, 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (“FHFA”). FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to Fannie Mae and Freddie Mac. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or
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consent. If FHFA were to transfer any such guarantee obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations in illiquid investments.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some are not. Municipal bonds have two principal classifications: general obligations and revenue bonds.
General obligation bonds are securities backed by a municipality’s pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. Revenue bonds are securities backed by revenues generated by a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of capital projects, including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds; and lease-backed bonds (including certificates of participation and municipal lease obligations).
Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect a municipal bond’s value, interest payments, repayment of principal and a Fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal bond is not heavily followed by the investment community or such security issue is relatively small, the bond may be difficult to value or sell at a desirable price. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal bond has not complied with applicable tax requirements, interest from the bond could be treated as taxable, which could result in a decline in the bond’s value. The Funds expect to invest less than 50% of their total assets in tax-exempt municipal bonds. As a result, none of the Funds expect to be eligible to pass any exempt interest received on municipal bonds held by a Fund to shareholders as exempt interest dividends.
Tender Option Bonds. Tender option bonds are municipal derivatives created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
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Structured Securities. Structured securities (also called “structured notes”) are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal and/or interest on structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “reference”), or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of structured securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.
Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.
To-Be-Announced Purchase Commitments. As with other delayed delivery transactions, a to-be-announced (“TBA”) purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until it issues the security.
TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require a fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a fund’s TBA counterparty. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits a Fund to enter into delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 with respect to its delayed delivery transactions, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” below.
U.S. Government Securities. A Fund may purchase obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury bills, Treasury notes or Treasury bonds that differ in their interest rates, maturities and times of issuance. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and Fannie Mae are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.
Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a Fund does not apply to the market value of such security or to shares of the Fund itself. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to U.S. government sponsored agencies or instrumentalities, such as Fannie Mae or Freddie Mac, since it is not obligated to do so by law. In addition, U.S. government securities are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government securities, declines when market interest rates increase and rises when market interest rates decrease.
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From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling or periodic legislation to fund the government could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, or increase the costs of various kinds of debt. The long-term credit rating of the U.S. government may also be downgraded by major rating agencies due to an actual or expected fiscal deterioration and an erosion of governance relative to peers. If a U.S. GSE is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.
Variable or Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. This greater liquidity risk may arise because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
Floating Rate Loans. Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other instruments of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.
Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income a Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, a Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.
The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that a Fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.
Although the market for the types of floating rate loans in which a Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when ECM or a Sub-Adviser considers such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of the borrower and/or agent can delay or impede a Fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.
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Variable Amount Master Demand Notes. A variable amount master demand note is an unsecured instrument that permits the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.
Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid investments.
To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Zero Coupon Treasury Securities. Zero coupon treasury securities are U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.
Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.
Equity Securities
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants. Different types of equity securities provide different voting and dividend rights and priority if the issuer becomes bankrupt.
Equity securities generally have greater price volatility than fixed income securities. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete, and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stock. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
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The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower quality securities.
Contingent convertible securities (“COCOs”) are a complex subset of convertible securities that are designed so that the issuer of the security can absorb losses if the issuer’s capital falls below a predetermined trigger level. If triggered, COCOs absorb losses for the issuer by either (1) converting from a fixed income security to common stock of the issuer or (2) writing down the value of the security. If the COCO is converted to a common stock of the issuer, the common stock may not pay a dividend, which could result in a reduced income rate for a Fund. Additionally, if the COCO is converted to a common stock of the issuer and the issuer declares bankruptcy, a Fund would be less likely to recover its claim in bankruptcy because owners of common stock are generally last in line for payment priority. If the COCO undergoes a mandatory write-down, a Fund may lose some or all of its investment in the COCO.
Initial Public Offerings. Initial public offerings (“IPOs”) are new issues of equity securities. IPOs do not have trading history, and information about the company may be available only for recent periods. A Fund’s purchase of shares issued in IPOs exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly priced companies have fluctuated in significant amounts over short periods of time. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, because there is no guarantee that a Fund will have access to profitable IPOs in the future. As with newly issued secondary offerings, a Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. As the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of a Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.
Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
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Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company; however, preferred stockholders typically do not have voting rights with respect to the issuing company. Preferred stocks may pay fixed or adjustable rates of return and may be convertible into, or carry the right to purchase, the company’s common stock.
The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Real Estate Investment Trusts. Real estate investment trusts (“REITs”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs that invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs that invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (3) hybrid REITs that combine the characteristics of equity REITs and mortgage REITs. Similar to regulated investment companies, REITs are not subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends, provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. These risks include limited financial resources, infrequent or limited trading, and more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500® Index.
Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s initial public offering. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
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An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of a SPAC’s shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the initial public offering or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.
Foreign Securities
Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Securities issued by certain companies organized outside the U.S. may not be deemed to be foreign securities if the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A Fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.
There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, corporate governance, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may also limit a Fund’s ability to buy and sell securities during certain periods. In addition, certain non-U.S. security markets, securities registration, custody and settlement may be subject to delays and legal and administrative uncertainty. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.
Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.
A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend or between the time when a Fund accrues and pays an operating expense in U.S. dollars.
Foreign securities and cash may be held with foreign banks, agents and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their
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operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Depositary Receipts. Depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
Depositary receipts are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to the risks associated with investing directly in foreign securities, which include currency and foreign exchange risks as well as the political and economic risks of the underlying issuer’s country. Additionally, issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.
Emerging Markets Issuers. Emerging markets include (1) countries that have an emerging stock market as defined by MSCI, Inc.; (2) countries with low- to middle-income economies as classified by the World Bank; or (3) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (a) organized under the laws of, (b) whose securities have their primary trading market in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, a country with an emerging market.
Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, corporate governance, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may be unable to inspect audit work and practices in certain countries. In addition, a Fund’s investments (including the companies in which a Fund may invest) in emerging market or developing countries may be subject to expropriation, nationalization and confiscation of assets and property.
In addition, emerging market countries may experience high levels of inflation and may have fewer liquid securities markets and less efficient trading and settlement systems. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.
Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. The U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies’ securities, delay a Fund’s ability to exercise certain rights as security holder, and/or impair a Fund’s ability to meet its investment objectives. A Fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the Fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of impacted company stocks.
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Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.
Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the U.S., primarily in Europe. Yankee dollar instruments are U.S. dollar-denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee certificates of deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.
There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements. Eurodollar (and, to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Foreign Government Securities. Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Issuers of foreign government securities may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in
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foreign government securities that is in default as to payments of principal or interest. In the event that a Fund holds nonperforming foreign government securities, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder. Holders of foreign government securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Foreign Investment Companies. Some foreign countries may not permit, or may place economic restrictions on, direct investment by investors from outside of such countries. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
Derivative Instruments
Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity or other financial instrument moves in price. If a Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. Examples of common derivative instruments include forward contracts, futures, options and swap agreements. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than “traditional” securities would. Whether or not a Fund may use some or all of these derivatives varies by Fund. In addition, a Fund may decide not to employ some or all of these strategies, and there is no assurance that any derivative strategy used by a Fund will succeed.
A Fund may use derivative instruments for a variety of reasons, including: (1) to employ leverage to enhance returns; (2) to increase or decrease exposure to particular securities or markets; (3) to protect against possible unfavorable changes in the market value of securities held in, or to be purchased for, its portfolio (i.e., to hedge); (4) to protect its unrealized gains reflected in the value of its portfolio; (5) to facilitate the sale of portfolio securities for investment purposes; (6) to reduce transaction costs; (7) to manage the effective maturity or duration of its portfolio; and/or (8) to maintain cash reserves while remaining fully invested.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, ECM or a Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a Fund’s limit on illiquid investments.
Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.
Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If ECM or a Sub-Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a Fund also is subject to ECM’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to
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ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in the derivative position. It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance. Derivatives involve greater risks than if a Fund had invested in the reference obligation directly.
An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund’s other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.
Rule 18f-4 provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board, and to comply with an outer limit on fund leverage risk based on value at risk (“VaR”). Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, and are not subject to the full requirements of Rule 18f-4, but are required to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.
Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
The Funds that invest in derivatives and that are not limited derivatives users have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments or the performance of the Fund. Rule 18f-4 also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
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Forward Contracts. A forward contract is an OTC derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to a Fund, exceeding the amount of the margin paid.
Forward Foreign Currency Transactions. Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date. Any Fund that may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its principal investment strategies.
When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale for a fixed amount of U.S. dollars of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by a portfolio manager.
A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.
A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on a portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as a portfolio manager anticipates. For example, if a currency’s value rose at a time when a portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If a portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if a portfolio manager increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.
Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the
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holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be a stock, stock index, interest rate or currency. Forward volatility agreements are OTC derivative instruments that are subject to the credit risk of the counterparty.
Futures Contracts. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include interest rate futures, index futures, securities futures and currency futures.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
The use of futures contracts may expose a Fund to additional risks, such as credit risk, liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those futures contracts. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience potentially dramatic price changes and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. An abrupt change in the price of an underlying security could render the underlying derivative instrument worthless. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
A Fund may buy and sell futures contracts on U.S. and foreign exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, ECM would be required to register as a “commodity pool operator” and the Funds and ECM would be subject to regulation under the CEA.
A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
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Foreign Currency Futures. A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. Foreign currency futures contracts are regulated by the CFTC.
At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade that provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as an FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.
Interest Rate Futures. Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in a Fund’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of a Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and a Fund’s cash reserves could then be used to buy long-term bonds on the cash market.
Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases protective puts on securities.
As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.
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Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts. In addition, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities.
Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.
Hybrid instruments may take a variety of forms, including but not limited to debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.
The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero.
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “note issuer”) with respect to which the reference instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “reference credit”). The purchaser of the CLN (the “note purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the reference credit. Upon maturity of the CLN, the note purchaser will receive a payment equal to: (1) the original par amount paid to the note issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “credit event”) with respect to the issuer of the reference credit; or (2) the market value of the reference credit, if a credit event has occurred. Depending upon the terms of the CLN, it is also possible that the note purchaser may be required to take physical delivery of the reference credit in the event of a credit event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the reference credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the reference credit.
Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a price a portfolio manager believes is fair.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any
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specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.
Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the
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OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.
Options on Swaps. An option on a swap (“swaption”) gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund that writes a swaption receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a Fund’s use of options on swaps will be successful in furthering its investment objective will depend on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in “Swaps.”
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.
A Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued on a daily basis.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.
In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a
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Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments impose comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. Many swaps may be considered to be illiquid and involve the risk that a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Additionally, certain swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps, but it does not eliminate those risks completely and may involve additional costs and risk not involved with uncleared swaps. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Credit Default Swaps. Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation or must make a cash settlement payment. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. A Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to the Fund as seller. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of credit default swap agreements.
The Dodd-Frank Act and related regulatory developments requires the clearing and exchange trading of certain interest rate swaps and credit default swaps. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.
Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the reference obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Additionally, credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.
Currency Swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Inflation Swaps. An inflation swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and
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the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation swap has payment obligations netted and exchanged upon maturity. The value of an inflation swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Interest Rate Swaps, Caps and Floors. Interest rate swaps and interest rate caps and floors are types of hedging transactions that are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund’s holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund’s assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect unrealized gains in the value of a Fund’s holdings or to facilitate the sale of such securities.
Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
The successful utilization of interest rate transactions depends on a portfolio manager’s ability to predict correctly the direction and degree of movements in interest rates. If a portfolio manager’s judgment about the direction or extent of movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into such transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the staff of the SEC to be illiquid investments and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms a portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument - which may be a single asset, a pool of assets or an index of assets - during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).
Volatility Swaps. A volatility swap is an agreement between two parties to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Specifically, one party will be required to make a payment to the other party if the volatility of an underlying reference instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risk if the counterparty fails to meet its obligations, and the risk that a portfolio manager may be incorrect in forecasts of volatility of the underlying reference instrument.
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Other Permitted Investment Activities and Risks
Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.
Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Cybersecurity Risk. The use of the internet and other electronic media and technology, including cloud-based technology, exposes the Funds, the Funds’ shareholders, and the Funds’ service providers and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber events”). Cyber events may include unauthorized access to systems, networks or devices (such as through “hacking” activity), “ransomware” attacks, infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Cyber events could adversely affect a Fund and its shareholders by interfering with processing shareholder transactions, impeding a Fund’s ability to calculate its net asset value, or causing the release or misuse of confidential Fund information or shareholder information (which may result in privacy law violations). Like other funds and business enterprises, a Fund or its adviser, Sub-Adviser, custodians, transfer agent, and other third-party service providers have experienced and will continue to experience cyber events. As the frequency of cyber events in the market has become more prevalent, such events have not had a material adverse effect on the Funds’ business operations or performance. In addition to intentional cyber events, unintentional cyber events can occur, such as the inadvertent release of confidential information. Any cyber event could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expenses, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber event may cause a Fund or its adviser, Sub-Adviser, custodians, transfer agent, and other third-party service providers to lose proprietary information, suffer data corruption, lose operational capacity (such as the loss of the ability to process transactions, calculate the Fund’s net asset value, or allow shareholders to transact business), or fail to comply with applicable privacy and other laws. Cyber events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber events affecting issuers in which a Fund invests could cause the Fund’s investments to lose value. ECM has established risk management systems reasonably designed to reduce the risks associated with cyber events; however, there is no guarantee that the efforts of ECM or its affiliates, or other service providers, will succeed, either entirely or partially. There is also the risk that cyber events or cybersecurity breaches may not be detected. The nature of malicious cyber attacks is becoming increasingly sophisticated and ECM and its affiliates cannot control the information technology and cybersecurity systems of issuers or third-party service providers. Geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks and other disruptions, particularly from nation-states or entities with nation-state backing.
Environmental, Social, and Governance Considerations. A Fund’s Sub-Adviser may, but is not required to, take into account environmental, social, and governance (“ESG”) considerations as part of the investment process to implement a Fund’s investment strategy in pursuit of its investment objective. A Sub-Adviser’s ESG considerations may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors may affect a Fund’s exposure to certain issuers or industries and may not work as intended. A Fund may perform differently than other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by a Sub-Adviser to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are a type of investment company the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a particular market index. These indexes may be broad-based, sector or international. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index. Some ETFs are actively managed and instead of replicating a particular index they seek to outperform it or outperform a basket of securities or price of a commodity or currency. A Fund may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments.
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The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their market prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of a Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.
A Fund will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are purchased and sold once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
An ETF may purchase, retain and sell securities at times when an actively managed open-end mutual fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Greater China Risk. The Greater China region encompasses China, Hong Kong and Taiwan. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan.
Hong Kong is closely tied to China, economically and politically, following the UK’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political, economic and diplomatic relationship with China as well as potential military actions between China and Taiwan, in particular resulting from China’s threats to invade and control Taiwan. As a result, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. Diplomatic tensions, military conflicts or other escalations between China and Taiwan would likely adversely affect the value and liquidity of securities of Chinese issuers. In addition, an invasion of Taiwan would likely significantly affect the value and liquidity of a Fund’s direct or indirect investments in Chinese companies.
Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance.
On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act (“HFCAA”), which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund’s ability to transact in such securities and could significantly impact its liquidity and market price. In addition, a Fund would have to seek other markets in which to transact in such securities, which would also increase its costs. Furthermore, the U.S. government has formally designated China as a foreign adversary and may subject Chinese companies a Fund invests in to sanctions or embargoes imposed by the U.S. government and the United Nations. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed, or other escalating actions may be taken in the future.
Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy
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and Chinese issuers of securities in which a Fund invests. In addition, investments in Chinese companies are subject to risks associated with China’s designation as a foreign adversary of the U.S., with investment risks similar to other adversaries, such as Iran and Russia.
Certain Funds may invest in eligible renminbi-denominated shares of China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “A-shares”) through the Shanghai and Shenzhen–Hong Kong Stock Connect programs (“Stock Connect”). The Stock Connect program is a mutual market access program designed to enable foreign investment in China via brokers in Hong Kong. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.
Additionally, Stock Connect is subject to daily quota limitations on purchases into China. Foreign investors, in the aggregate, are subject to ownership limitations for Shanghai or Shenzhen listed companies, including those purchased through Stock Connect. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. Only certain A-shares are eligible to be accessed through Stock Connect and such securities could lose their eligibility at any time. In addition, a Fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit the ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.
In China, ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to facilitate investment in these companies by foreign individuals, many Chinese companies have created variable interest entities (“VIEs”) that provide exposure to the Chinese company through contractual arrangements with shell holding companies in other jurisdictions, such as the Cayman Islands, instead of equity ownership. The shares of the shell company purchased by a Fund would not be equity ownership interests in the Chinese operating company and, in addition to the risks generally associated with investing in China and the Chinese operating company, the Fund’s interest in the VIE structure is subject to unique and substantial risks associated with breach of the contractual arrangements, including difficulty in enforcing any judgments outside of the U.S., and do not offer the same level of investor protection as direct ownership. Additionally, while VIEs are a longstanding industry practice, they have not been approved by Chinese regulators or tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Chinese government or regulators could, at any time and without advance notice, prohibit Chinese companies from accessing foreign investment through VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities or otherwise determine that the contractual arrangements as part of the VIE structure are unenforceable or contravene applicable law or regulations. These or similar actions would significantly reduce, and possibly permanently eliminate, the market value of VIEs held by a Fund (i.e., such investments could become worthless) with no recourse available.
Furthermore, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including halting company IPOs, ousting company founders, passing laws that allow raids on private companies, and forcing companies to grant the Chinese government significant power and influence within their operations. These actions may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment.
The Chinese government has historically exercised substantial control over the Chinese economy and Chinese businesses, such as through administrative regulation, state ownership and/or other forms of involvement. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China and operations of certain Chinese companies. In addition, the Chinese government has actively intervened in Chinese companies’ operations and structures and taken (and may continue to take) actions that impact such companies’ structures and operations. Also, such governmental action may include ownership or control directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) and, thus, a Fund’s investments in Chinese companies are subject to increased risks of political changes, social instability and/or regulatory developments. In general, investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances.
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China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.
Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to China’s companies, including those listed on U.S. exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, a Fund may not be provided the same degree of protection or information as would generally apply in developed countries and the Fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Under the HFCAA, Chinese companies with securities listed in the U.S. may be delisted if they do not meet U.S. accounting and auditor oversight requirements, which could cause a Fund to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the Fund’s costs and have a material adverse effect on the Fund.
Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivative contracts or derivative contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivative contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivative contracts that cover a narrow range of circumstances, or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.
Illiquid Investments. The term “illiquid investment” generally means a security that a Fund reasonably expects cannot be sold or disposed of in-then current market conditions within seven days or less without the sale or disposition significantly changing the value of the investment used in determining a Fund’s net asset value. Certain types of investments may be considered generally to be illiquid. Included among these are “restricted securities,” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines adopted by the Board. See “Restricted Securities and Rule 144A Securities” below.
A Fund may acquire illiquid investments so long as immediately after the acquisition the Fund would not have invested more than 15% of its net assets in illiquid investments. A Fund will take measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.
Rule 22e-4 under the 1940 Act requires that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board has approved the designation of ECM as the Funds’ LRMP administrator, and will review no less frequently than annually a written report prepared by ECM that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. The liquidity classification of each investment will be made after reasonable inquiry and taking into account market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Fund’s investments in accordance with the LRMP. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to meet its investment objective.
A Fund may be unable to sell illiquid investments when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the investments were more liquid. In addition, sales of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than do sales of investments that are not illiquid. Illiquid investments may also be more difficult to value due to the unavailability of reliable market quotations for such investments.
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Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors. Inflation and investors’ expectation of future inflation, can impact the current value of a Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated due to monetary policy measures or a changing interest rate environment.
Investment Companies. Each Fund may invest in shares of other investment companies within the limitations of the 1940 Act and any orders issued by the SEC. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and ETFs. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (1) more than 3% of the outstanding voting stock of another investment company; (2) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.
However, a Fund may invest in securities issued by other registered investment companies beyond the above percentage maximums pursuant to rules promulgated by the SEC, including Rule 12d1-4 under the 1940 Act. The Lifetime Funds and the SecureFoundation Balanced Fund may rely on Rule 12d1-4 in purchasing shares of Underlying Funds that are not affiliated with Empower Funds. Rule 12d1-4 allows a Fund to acquire shares of another investment company in excess of the limitations currently imposed by the 1940 Act. A Fund relying on Rule 12d1-4 is subject to several conditions, certain of which are specific to the Fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (1) control and voting that prohibit a Fund, ECM or a Sub-Adviser and their respective affiliates from controlling or voting more than 25% of the voting securities of an open-end unaffiliated acquired fund; (2) certain required findings by ECM relating to complexity, fees and undue influence; (3) entry into a fund of funds investment agreement for unaffiliated fund investments; and (4) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets. These restrictions may limit a Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions that may also limit a Fund’s flexibility with respect to making investments in those unaffiliated investment companies. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Lending of Fund Securities. Subject to applicable investment limitations, each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Fund’s total assets (including the value of collateral received). Securities lending allows a Fund to retain ownership of the securities loaned and to earn additional income.
ECM understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive collateral that is at least 102% of the market value of domestic securities and 105% of the market value of foreign securities, in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of the loaned securities and the risk of loss of rights in the collateral.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market forces (i.e., capital appreciation or depreciation).
Market Events Risk. Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, geopolitical conflicts, and other circumstances in one country or region could have profound impacts on global economies or markets.
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases and similar public health threats may significantly affect the global economy, the economy in certain geographic regions or countries, or the markets and issuers in which a Fund invests. Certain events may exacerbate pre-existing political, social and economic risks. These types of events may also cause widespread fear and uncertainty, and result in quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures and overall reduced liquidity of securities, derivatives and commodities trading markets; reductions in consumer demand and economic output; and
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significant challenges in healthcare service preparation and delivery. In addition, the operations of the Funds, ECM, the Funds’ Sub-Advisers and the Funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, restrictions on travel or meetings, and other factors related to public emergencies.
War, terrorism and related responses could cause substantial market volatility, disrupt Fund operations and adversely affect Fund performance. For example, Russia’s invasion of Ukraine in 2022 has resulted in sanctions being levied by the U.S., EU and other countries against Russia and Belarus. Russia’s military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions could be substantial. Additionally, conflict in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect a Fund’s performance.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatic changes to interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational Risk. The Funds are exposed to operational risks arising from a number of factors, including but not limited to processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Therefore, each Fund and its shareholders could be negatively impacted as a result.
Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, ECM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts, including from country to country, industry to industry and issuer to issuer. ECM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, ECM and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of ECM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.
Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, a Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933 (the “Securities Act”). These pooled vehicles typically hold commodities, such as gold, oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Code may limit the extent to which a Fund may invest in certain pooled vehicles. In addition, a Fund’s investment in pooled investment vehicles may be considered illiquid and subject to the Fund’s restrictions on illiquid investments.
Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and date (generally less than seven days). Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and ECM or the Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent.
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A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by ECM or the Sub-Adviser, as applicable.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and tri-party Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities.
On February 25, 2025, the SEC extended the compliance date applicable to Treasury repo transactions. Under the extended compliance date, market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to a Fund may be impacted as compared to Treasury repo transactions a Fund may enter prior to the compliance date. ECM will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Restricted Securities and Rule 144A Securities. A Fund may invest in restricted securities that are not registered under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with the Funds’ LRMP are deemed to be liquid investments for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities that may be sold under Rule 144A and that otherwise comply with the investment restrictions and policies regarding investing in illiquid investments for such applicable Fund. Due to changing market or other factors, Rule 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of a Rule 144A security may increase the level of the security’s illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them.
ECM, in accordance with the Funds’ LRMP, will determine whether securities purchased under Rule 144A are illiquid. ECM will also monitor the liquidity of restricted and Rule 144A securities and, if as a result of changes in market, trading, and investment-specific considerations, ECM determines that such securities are no longer liquid, ECM will review a Fund’s holdings of illiquid investments to determine what, if any, action is required to assure that the Fund complies with its restriction on illiquid investments.
Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
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Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Such transactions may increase fluctuations in a Fund’s net asset value and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold. A Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect a Fund’s strategy and result in lower Fund returns. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. To minimize such risks, a Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by ECM or a Sub-Adviser.
Reverse repurchase agreements have characteristics similar to borrowings. A Fund may enter into reverse repurchase agreements, notwithstanding the requirements of Sections 18(c) and 18(f)(1) of the 1940 Act, if the Fund, (1) treats such transactions as borrowings and complies with the asset coverage requirements of Section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (2) treats all reverse repurchase agreements as “derivatives transactions” as defined in Rule 18f-4 and complies with all requirements of Rule 18f-4. See “Derivative Instruments” above.
Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales “against the box.”
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when a portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales “against the box.” A Fund must comply with Rule 18f-4 with respect to short sales, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” above.
When-Issued and Delayed Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. Delayed delivery refers to securities transactions on the secondary market where settlement occurs in the future. In both transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if a portfolio manager deems it advisable.
A Fund may use when-issued and delayed delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
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Rule 18f-4 permits a Fund to enter into when-issued or delayed delivery securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 with respect to its when-issued or delayed delivery transactions, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” above.
Fund Policies
Fundamental Policies
Empower Funds has adopted limitations on the investment activity of the Funds, which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to each of the Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the 1940 Act, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.
1. BORROWING. No Fund will borrow money except that a Fund may (1) borrow for non-leveraging, temporary or emergency purposes; and (2) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with such Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
2. COMMODITIES, FUTURES, AND OPTIONS THEREON. No Fund will purchase or sell physical commodities; except that it may purchase and sell derivatives (including but not limited to futures contracts and options on futures contracts). Empower Funds does not consider currency contracts or hybrid investments to be commodities.
3. INDUSTRY CONCENTRATION. No Fund will purchase the securities of any issuer if, as a result, more than 25% of the value of such Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Empower International Index, Empower Real Estate Index, Empower S&P 500 Index, Empower S&P Mid Cap 400 Index, and Empower S&P Small Cap 600 Index Funds (the “Equity Index Fund(s)” or each an “Equity Index Fund”) and Empower Bond Index Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Fund or the Empower Bond Index Fund is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.
4. LOANS. No Fund will make loans, although a Fund may (1) lend portfolio securities; (2) enter into repurchase agreements; (3) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (4) purchase debt.
5. DIVERSIFICATION. No Fund will, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (1) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (2) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Empower Global Bond Fund and Empower Real Estate Index Fund as these funds are considered non-diversified for purposes of the 1940 Act. The Empower S&P 500 Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The Empower S&P 500 Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Shareholder approval will not be sought if the Empower S&P 500 Index Fund crosses from diversified to non-diversified status under such circumstances.
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6. REAL ESTATE. No Fund will purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
7. SENIOR SECURITIES. No Fund will issue senior securities except in compliance with the 1940 Act.
8. UNDERWRITING. No Fund will underwrite securities issued by other persons, except to the extent such Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.
All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.
The 1940 Act prohibits a Fund from issuing any senior securities, except for certain borrowings. Rule 18f-4 under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivative instruments where a Fund complies with the requirements of the rule.
Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund’s name. If the Board determines to change the 80% non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice of such change to the shareholders before implementing the change of investment policy. More information regarding how each Fund meets this 80% policy is included in its prospectus.
Empower Bond Index Fund	Empower Real Estate Index Fund
Empower Core Bond Fund	Empower S&P 500 Index Fund
Empower Emerging Markets Equity Fund	Empower S&P Mid Cap 400 Index Fund
Empower Global Bond Fund	Empower S&P Small Cap 600 Index Fund
Empower High Yield Bond Fund	Empower Short Duration Bond Fund
Empower Inflation-Protected Securities Fund	Empower Small Cap Growth Fund
Empower Large Cap Growth Fund	Empower Small Cap Value Fund
Empower Large Cap Value Fund	Empower T. Rowe Price Mid Cap Growth Fund
Empower Mid Cap Value Fund	Empower U.S. Government Securities Fund
Empower Multi-Sector Bond Fund
Operating Policies
Empower Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board without shareholder approval.
Under these policies, the Funds will not:
1. Enter into commodity futures or commodity options contracts, or swaps if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of a Fund’s liquidation value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;
2. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, the rules thereunder and any orders issued by the SEC;
3. Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may purchase securities of issuers that invest or deal in the above.
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Temporary Defensive Position
Each of the Funds (except the passively-managed Funds that are designed to track the returns of a benchmark index) may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by ECM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by ECM or the applicable Sub-Adviser for temporary defensive purposes.
The types of money market instruments in which the Funds may invest include but are not limited to (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Strategies and Risks section above).
Portfolio Turnover
The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by such Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.
There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in ECM’s or a Sub-Adviser’s judgment.
With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses that might be borne by the Fund and, thus, indirectly by its shareholders. The Empower International Growth Fund experienced significant variation in portfolio turnover during the fiscal period ended December 31, 2024, as compared to the fiscal year ended December 31, 2025, which was due to a sub-adviser change.
Portfolio Holdings Disclosure
Empower Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Empower Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (1) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC, mailed out to shareholders or otherwise made available on the Empower Funds’ website (www.empower.com/investments/empower-funds/fund-documents), which filing, mailing or posting will not be made sooner than 15 days after the quarter’s end, (2) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless expressly authorized by Empower Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, one day after EDGAR filing, or one day after posting on the Empower Funds’ website, (3) Fund holdings may be regularly provided to Empower Funds’ affiliated and unaffiliated service providers, including service providers of ECM or Sub-Advisers, in connection with the provision of services to or on behalf of Empower Funds, and (4) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC or as posted on the Empower Funds’ website may be disclosed not sooner than 15 days after the relevant reporting period.
Public Disclosures
Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC or as posted on the Empower Funds’ website. Such reports shall be released not sooner than 15 days after the end of the relevant reporting period or after such period required under applicable law.
Empower Funds and Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (“EFSI” or the “Distributor”), may disclose a Fund’s ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.
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A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by a Fund regarding the Fund’s portfolio holdings for trading purposes.
Other Disclosures
Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system or posted on the Empower Funds’ website may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Empower Funds’ President or CCO. Empower Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement not involving public disclosure or any regulatory inquiry or proceeding, and to any person to the extent required by order or other judicial process.
Empower Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence and to use it only for purposes expressly authorized by Empower Funds. Furthermore, as authorized by the President or CCO of Empower Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by a Fund regarding the Fund’s portfolio holdings for trading purposes.
Any exceptions authorized by the President or CCO are reported to the Board. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures as it deems appropriate in the interests of Empower Funds and its shareholders.
As authorized by the Board, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board periodically. Any modifications to the guidelines require prior Board approval.
At this time, Empower Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Empower Funds’ portfolio holdings. If, in the future, Empower Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Empower Funds’ portfolio holdings information may not be disseminated for compensation. There is no assurance that Empower Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.
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MANAGEMENT OF EMPOWER FUNDS
Management Information
Empower Funds is organized under Maryland law and is governed by the Board. The Board, which is responsible for overall management of Empower Funds’ business affairs, meets at least four times during the year to review a wide variety of matters affecting Empower Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Information pertaining to the directors and officers of the Funds are set forth in the table below.
Directors and Officers
Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Timothy Hudner*** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chair & Independent Director	Since 2026 (as Chair) Since 2017 (as Independent Director)	Former Director, Colorado State Housing Board, Grand Junction Housing Authority and Counseling and Education Center	44	N/A
James Hillary**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Principal and Founding Partner, Fios Partners LLC; Member, Fios Capital, LLC, Fios Holdings LLC; Sole Member, Independence Capital Asset Partners, LLC, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	44	N/A
Rebecca Kourlis 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2025	Co-Founder, Decisioncraft ADR; Member, The Colorado Forum, Federal Judicial Center Foundation Board, Board of Trustees, Boettcher Foundation, Graland Country Day School Foundation and Board of Directors, ODR.com	44	N/A
Steven Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 71	Independent Director & Audit Committee Chair	Since 2017 (as Independent Director) Since 2026 (as Audit Committee Chair)	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	44	N/A
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Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jesus Salazar 8515 East Orchard Road, Greenwood Village, CO 80111 47	Independent Director	Since 2025	Co-Founder/Chief Executive Officer, Pico AI & Prosono, LLC; Chairman, Board of Trustees, Colorado School of Mines; Vice Chairman, Pinnacol Assurance; Chairman Emeritus, Colorado Succeeds & Rocky Mountain Public Broadcasting; and Director, Denver Museum of Nature and Science, Elevate Quantum, and Energize Colorado	44	N/A

Interested Director******
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 43	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM	44	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 43	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM	44	N/A
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Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Ahmed Abdul- Jaleel 8515 East Orchard Road, Greenwood Village, CO 80111 43	Chief Compliance Officer	Since 2025	Vice President, Compliance Empower Investments, Empower; formerly Assistant Regional Director, Division of Examinations, Investment Advisers/Funds, U.S. Securities and Exchange Commission	N/A	N/A
Ryan Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Vice President, Deputy General Counsel & Corporate Secretary, Empower, Empower of America & Empower of NY; Vice President & Counsel, ECM	N/A	N/A
Kelly New 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2021	Vice President, Fund & CLO Administration, Empower; Chief Financial Officer & Treasurer, ECM; Vice President & Treasurer, CITs, Empower Trust Company, LLC (“ETC”)	N/A	N/A
John Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 58	Assistant Treasurer	Since 2007	Vice President, Fund Accounting & Expenses, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 45	Derivatives Risk Manager	Since 2022	Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A director who is not an “interested person” of Empower Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”
** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement, with any such retirement required to take effect no later than May 1st following his or her 80th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hudner has personal investments in a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual fund.
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**** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Inflation-Protected Securities and Empower Mid Cap Value Funds and other series of Empower Funds; and a Sub-Adviser of the Empower Core Bond and Empower Emerging Markets Equity Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower International Growth and Empower Large Cap Growth Funds and other series of Empower Funds. Mr. Hillary receives no special treatment due to the relationship.
***** Mr. Lake has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower International Growth and Empower Large Cap Growth Funds and other series of Empower Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
******  An “Interested Director” refers to a director who is an “interested person” of Empower Funds (as defined in the 1940 Act) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any director or officer and any other person(s) pursuant to which s/he was elected as director or officer.
Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Empower Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in an executive session without the Interested Director and management.
The chair of the Board is Timothy Hudner, an Independent Director. The chair presides at all meetings of the Board at which the chair is present. The chair exercises such powers as are assigned to him by the Board, which may include acting as a liaison with service providers, Empower Funds officers, attorneys and other directors between meetings. Except for any duties specified herein or pursuant to Empower Funds’ charter document, the designation of chair does not impose on such director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Empower Funds, including, without limitation, the number of Funds that comprise Empower Funds, the net assets of Empower Funds, and Empower Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Empower Funds.
Qualifications and Experience of the Board of Directors
The Board formally evaluates itself and its committees at least annually. This evaluation involves review of such matters as each director’s specific experience, qualifications, attributes, skills or areas of expertise in light of Empower Funds’ business and structure, and the Board’s overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each director should serve as a director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the directors considered various facts and circumstances and did not identify any factor as controlling, and individual directors may have considered additional factors or weighed the same factors differently.
Timothy Hudner. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was Senior Vice President for Operations & Technology and member of the executive committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions, including Chief Operations Officer, Chief Technology Officer, President of Janus Service Company as well as Chairman and Chief Executive Officer of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was Vice President of Information Technology at T. Rowe Price Associates and Director of Information Technology for John Hancock Financial Services. He obtained his bachelor’s degree from Dartmouth and a master’s degree in business administration from Boston College. Mr. Hudner has served on the board of commissioners for the Grand Junction Housing Authority; on the board of directors for the Mental Health Center of Denver; the Colorado State Housing Board; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board and serves as the chair of the Independent Directors Committee. Mr. Hudner has served as a director since 2017 and chair of the Board since 2026.
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The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience at other financial companies, his academic experience, and his experience as a director of Empower Funds since 2017.
James Hillary. Mr. Hillary is the principal and founding partner of Fios Partners LLC, a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a member of Fios Capital, LLC and Fios Holdings LLC; and sole member of Fios Companies LLC. Mr. Hillary is also the founder and principal of Resolute Capital Asset Partners LLC (“Resolute”), a registered investment adviser. Resolute is the general partner for the Resolute Capital Asset Partners Fund I L.P., a long-short equity hedge fund that Mr. Hillary is the portfolio manager of. Prior to that, Mr. Hillary was the founder, Chairman and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a bachelor’s degree in economics from Rutgers University, a juris doctor law degree from Fordham University School of Law in New York and is a certified public accountant. Mr. Hillary is active in the community, supporting the Colorado Ballet, The Mizel Institute, John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served as a director since 2017.
The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, his academic experience, and his experience as a director of Empower Funds since 2017.
Rebecca Kourlis. Ms. Kourlis is the co-founder of Decisioncraft ADR, an alternative dispute resolution firm that provides services, including arbitration, mediation and facilitating public policy dispute resolution. Prior to that, from 2006 to 2019, Ms. Kourlis was the founder and Executive Director of the Institute for the Advancement of the American Legal System at the University of Denver, an applied research institute dedicated to improving the delivery of justice. Ms. Kourlis also served Colorado’s judiciary for nearly two decades, first as a trial court judge and then as a justice of the Colorado Supreme Court. Ms. Kourlis currently serves on the Federal Judicial Center Foundation Board, the Boettcher Foundation and Graland Country Day School Foundation Boards of Trustees, and the ODR.com Board of Directors, and she chairs the Colorado Forum committee on agriculture. Ms. Kourlis earned a bachelor’s degree in English from Stanford University and a juris doctor law degree from Stanford University Law School. Ms. Kourlis is a member of the Audit and Independent Directors Committees of the Board. Ms. Kourlis has served as a director since 2025.
The Board considered Ms. Kourlis’s legal training and practice, her executive and board experience, and her academic background.
Steven Lake. Mr. Lake is a managing member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a member of Gart Capital Partners, LLC and executive member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was Managing Partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a bachelor’s degree in accounting from the University of Maryland and a master’s degree in taxation from the University of Denver. He is a certified public accountant and has earned the accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver graduate tax program, and authored publications on partnership tax planning, consolidated entities tax planning, individual tax planning, and corporate tax planning. He is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board and serves as chair of the Audit Committee and its financial expert. Mr. Lake has served as a director since 2017 and Audit Committee Chair since 2026.
The Board considered Mr. Lake’s financial experience, leadership and executive experience, his academic experience, and his experience as a director of Empower Funds since 2017.
Jesus Salazar. Mr. Salazar is the Chief Executive Officer of Pico AI Inc., a software company with the purpose of minimizing the total cost of ownership of commercial building. Prior to that, Mr. Salazar was Chief Executive Officer of Prosono, a company working to accelerate the achievement of the World 2030 Sustainable Development Goals. He also spent 16 years developing and managing various technology and innovation projects for multiple companies. Mr. Salazar serves as the chairman of the board of trustees of Colorado School of Mines and is the vice-chair of Pinnacol Assurance. He currently serves on the boards of the Denver Museum of Nature and Science, Elevate Quantum, and Energize Colorado and is the chairman emeritus of Rocky Mountain Public Broadcasting and Colorado Succeeds. Mr. Salazar received a bachelor’s degree in math and computer science and a master’s degree in engineering and technology management at the Colorado School of Mines. Mr. Salazar is a member of the Audit and Independent Directors Committees of the Board. Mr. Salazar has served as a director since 2025.
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The Board considered Mr. Salazar’s leadership and executive experience, his board experience, and his academic background.
Jonathan Kreider. Mr. Kreider is Executive Vice President and Head of Empower Investments, Empower, and holds executive positions at various Empower affiliates, including as Chairman, President and Chief Executive Officer of ECM. Prior to his role at Empower Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado and a master’s degree in business administration from the University of Colorado. He is a member of the CFA Society of Colorado and is a chartered financial analyst charterholder. Mr. Kreider has served as a director since 2020.
The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of ECM, his leadership and business experience in the asset management industry, and his academic experience.
Risk Oversight
Consistent with its responsibility for oversight of Empower Funds, the Board oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Empower Funds, ECM, the Distributor, Sub-Advisers, and other Empower Funds service providers have implemented a variety of processes, procedures and controls to address these risks.
The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.
The Board receives reports from senior officers of Empower Funds at regular and special meetings of the Board on a variety of matters, including those relating to risk management and valuation. The Board also receives reports on a periodic or regular basis from ECM and Empower Funds’ other primary service providers and meets with Sub-Advisers on a rotating basis at regular quarterly meetings.
The Board meets with Empower Funds’ CCO at least quarterly to discuss compliance issues, and the Board receives a written report from the CCO at least annually that addresses the policies and procedures of Empower Funds, ECM, each Sub-Adviser, the Distributor, and SS&C Global Investor & Distribution Solutions, Inc., Empower Funds’ transfer agent. Additionally, the Independent Directors meet with the CCO at least annually in executive session.
The Board and the Audit Committee receive regular reports from Empower Funds’ Treasurer regarding internal controls and accounting and financial reporting policies, practices and procedures. In addition, Empower Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters.
Standing Committees
The Board has two standing committees: an Audit Committee and an Independent Directors Committee.
As set out in the Empower Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Empower Funds’ financial accountability and financial reporting by providing a means for Empower Funds’ Independent Directors to be directly informed as to, and participate in the review of, Empower Funds’ audit functions. Another objective is to ensure the independence and accountability of Empower Funds’ outside auditors and provide an added level of independent evaluation of Empower Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Mr. Lake is the chair of the Audit Committee, and Mr. Hudner, Mr. Hillary, Ms. Kourlis and Mr. Salazar are the other members of the Audit Committee. The Audit Committee held two meetings during the Funds’ most recently completed fiscal year.
As set forth in the Empower Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Empower Funds and its service providers, including the review of Empower Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Empower Funds’ Independent Directors that are not specifically delegated to another Board committee. Mr. Hudner is the chair of the Committee, and Mr. Hillary, Ms. Kourlis, Mr. Lake and Mr. Salazar are the other members of the Independent Directors Committee. The Independent Directors Committee held five meetings during the Funds’ most recently completed fiscal year.
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The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”). Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Empower Funds, for the attention of the chair of the Independent Directors Committee, at 8525 East Orchard Road, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Independent Directors Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a director. The Independent Directors Committee does not evaluate proposed nominees differently based upon who made the proposal.
Ownership
As of December 31, 2025, the members of the Board had beneficial ownership in the Empower Funds or any other investment companies overseen by the director as follows:
Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Timothy Hudner	$0	$0
James Hillary	$0	$0
Rebecca Kourlis	$0	$0
Steven Lake	$0	Over $100,000
Jesus Salazar	$0	$0
Interested Director
Jonathan Kreider	Empower Aggressive Profile Fund - Over $100,000 Empower Moderate Profile Fund - Over $100,000	Over $100,000
As of December 31, 2025, none of the Independent Directors had beneficial ownership in any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of Empower Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of Empower Funds. Since shares of the Funds may only be sold to Permitted Accounts, members of the Board are only able to invest in the Funds if they invest through a Permitted Account that makes one or more of the Funds available for investment.
Compensation
Empower Funds pays no salaries or compensation to any of its officers or directors affiliated with Empower Funds or ECM. The table below sets forth the annual compensation paid to the Independent Directors and certain other information.
Name of Independent Director	Aggregate Compensation from Empower Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Empower Funds Paid to Directors
Timothy Hudner	$257,000	$0	$0	$257,000
James Hillary	$257,000	$0	$0	$257,000
Rebecca Kourlis*	$167,000	$0	$0	$167,000
Steven Lake	$257,000	$0	$0	$257,000
Jesus Salazar*	$167,000	$0	$0	$167,000
* Ms. Kourlis and Mr. Salazar were elected to the Board in July 2025.
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As of December 31, 2025, there were 44 funds for which the directors served as directors, all of which were Funds of Empower Funds. The total compensation paid is comprised of the amount paid by Empower Funds during its most recently completed fiscal year ended December 31, 2025.
Codes of Ethics
Empower Funds, ECM, EFSI and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by Empower Funds under certain circumstances and places appropriate restrictions on all such investments.
Proxy Voting Policies
Proxies will be voted in accordance with the proxy policies and procedures or summaries thereof that are attached hereto as Appendix B. Proxy voting information for Empower Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling (866) 831-7129 or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Empower Funds voted proxies relating to the Funds for the most recent 12-month period ended June 30 is also available on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of April 1, 2026, the outstanding shares of Empower Funds were held of record by Empower of America, Empower of NY and New England Life Insurance Company (collectively, the “Insurance Companies”), by certain retirement plans, by IRA custodians and trustees, and by Funds of Empower Funds organized as funds-of-funds. The Insurance Companies hold shares principally in their separate accounts: Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account, COLI VUL-7 Series Account, COLI VUL-10 Series Account, DB-1 Series Account, Variable Annuity-1 Series Account, Variable Annuity-2 Series Account, Variable Annuity-8 Series Account, Variable Annuity-9 Series Account and Trillium Variable Annuity Series Account of Empower of America; TNE Series (k) Account of New England Life Insurance Company; and COLI VUL-1 Series Account, COLI VUL-2 Series Account, FutureFunds II Series Account, Variable Annuity-1 Series Account, Variable Annuity-2 Series Account, Variable Annuity-8 Series Account and Variable Annuity-9 Series Account of Empower of NY. Investments by ECM consist of initial capitalization.
For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding voting securities of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.
To the best knowledge of Empower Funds, as of April 1, 2026, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding voting shares held by such holders are set forth in Appendix C. Other than as indicated in the table, Empower Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding voting securities.
As a group, the directors and officers of Empower Funds owned less than 1% of the outstanding shares of each of the Funds.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). ECM serves as investment adviser to Empower Funds pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) dated April 30, 2026. ECM is a wholly-owned subsidiary of Empower Services Holdings US, LLC. Empower Services Holdings US, LLC is a wholly-owned subsidiary of Empower of America, which is a wholly-owned subsidiary of Empower Holdings, LLC, a Delaware holding company. Empower Holdings, LLC is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the U.S. and Europe, and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
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Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, ECM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. ECM also assists in supervising Empower Funds’ operations and provides all necessary office facilities and personnel for servicing the Funds’ investments.
In addition, ECM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Empower Funds. These services include providing facilities for maintaining Empower Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Empower Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Empower Funds’ records and the registration of Empower Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Empower Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the directors. With respect to Service Class shares of the Lifetime Funds and SecureFoundation Balanced Fund, and Class L shares of each Class L Fund, ECM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class and Class L shares, all shareholder services fees pursuant to the Shareholder Services Agreement between Empower Funds and Empower (“Shareholder Services Fees”) with respect to Investor Class, Investor II Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs. Each class will pay all expenses incurred under any Rule 12b-1 plan pertaining to that class, any Shareholder Services Fees incurred by such class, and its allocable share of any extraordinary expenses.
Subject to the supervision of the Board, ECM may select and contract at its own expense with Sub-Advisers to invest and reinvest the securities and cash and other assets held by a Fund, which include making decisions to purchase, retain or dispose of the holdings of each Fund other than any Fund that is part of a master-feeder arrangement. ECM continues to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. For any Fund advised by one or more sub-advisers, ECM manages the Fund in a “manager-of-managers” style, which contemplates that ECM is responsible for reviewing and recommending prospective sub-advisers for each Fund; monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates; providing investment management evaluation services, including quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-advisers; communicating performance expectations and evaluations to each sub-adviser; determining whether each sub-advisory agreement should be renewed, modified or terminated; and providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.
The Investment Advisory Agreement became effective on April 30, 2026. The Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board, including the vote of a majority of the Independent Directors or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by ECM, each on 60 days’ notice to the other party.
Payment of Expenses
Under the Investment Advisory Agreement, each Fund, with the exception of the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund, pays all expenses incurred in its operation and all of its general administrative expenses, including but not limited to redemption expenses, expenses of portfolio transactions, pricing costs, interest, charges of the custodian and transfer agent, if any, cost of auditing and tax services, Independent Directors’ fees and expenses, fund and Independent Director legal expenses, industry association membership expenses, state franchise and other taxes, expenses of registering the shares under federal and state securities laws, SEC fees, insurance premiums, costs of maintenance of corporate existence, costs of printing and mailing regulatory documents to current shareholders, stock certificates, costs of corporate meetings, Shareholder Services Fees, distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs.
ECM is responsible for all of its expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement. Such expenses include, but are not limited to, costs incurred in providing investment advisory services, fund operations and accounting services; compensating and furnishing office space for officers and employees of ECM connected with investment and economic research, trading, and investment management of Empower Funds; and paying all fees of all directors of Empower Funds who are affiliated persons of ECM or any of its subsidiaries.
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The Lifetime Funds, Profile Funds and SecureFoundation Balanced Fund do not pay their own operating expenses. For these Funds, ECM is responsible for all expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement, including investment advisory services, fund operations, accounting services, and all operating expenses of the Funds, except that the Funds pay for all Shareholder Services Fees, distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs.
Management Fees
Each Fund pays a management fee to ECM for managing its investments and business affairs. ECM is paid monthly at an annual rate of each Fund’s average net assets as set forth below:
Fund	Management Fee
Empower Aggressive Profile Fund	0.10% of the average daily net assets
Empower Bond Index Fund	0.13% of the average daily net assets on assets up to $3 billion and 0.09% of the average daily net assets on assets over $3 billion
Empower Conservative Profile Fund	0.10% of the average daily net assets
Empower Core Bond Fund	0.32% of the average daily net assets
Empower Emerging Markets Equity Fund	0.93% of the average daily net assets on assets up to $1 billion, 0.88% of the average daily net assets on assets over $1 billion, and 0.83% of the average daily net assets on assets over $2 billion
Empower Global Bond Fund	0.57% of the average daily net assets on assets up to $1 billion, 0.52% of the average daily net assets on assets over $1 billion, and 0.47% of the average daily net assets on assets over $2 billion
Empower High Yield Bond Fund	0.55% of the average daily net assets on assets up to $1 billion, 0.50% of the average daily net assets on assets over $1 billion, and 0.45% of the average daily net assets on assets over $2 billion
Empower Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Empower International Growth Fund	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion
Empower International Index Fund	0.25% of the average daily net assets on assets up to $1 billion, 0.20% of the average daily net assets on assets over $1 billion, and 0.15% of the average daily net assets on assets over $2 billion
Empower International Value Fund	0.67% of the average daily net assets on assets up to $3 billion and 0.66% of the average daily net assets on assets over $3 billion
Empower Large Cap Growth Fund	0.62% of the average daily net assets on assets up to $1 billion, 0.57% of the average daily net assets on assets over $1 billion, and 0.52% of the average daily net assets on assets over $2 billion
Empower Large Cap Value Fund	0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion
Empower Lifetime 2015 Fund	0.12% of the average daily net assets
Empower Lifetime 2020 Fund	0.12% of the average daily net assets
Empower Lifetime 2025 Fund	0.12% of the average daily net assets
Empower Lifetime 2030 Fund	0.12% of the average daily net assets
Empower Lifetime 2035 Fund	0.12% of the average daily net assets
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Fund	Management Fee
Empower Lifetime 2040 Fund	0.12% of the average daily net assets
Empower Lifetime 2045 Fund	0.12% of the average daily net assets
Empower Lifetime 2050 Fund	0.12% of the average daily net assets
Empower Lifetime 2055 Fund	0.12% of the average daily net assets
Empower Lifetime 2060 Fund	0.12% of the average daily net assets
Empower Lifetime 2065 Fund	0.12% of the average daily net assets
Empower Mid Cap Value Fund	0.67% of the average daily net assets on assets up to $3 billion and 0.66% of the average daily net assets on assets over $3 billion
Empower Moderate Profile Fund	0.10% of the average daily net assets
Empower Moderately Aggressive Profile Fund	0.10% of the average daily net assets
Empower Moderately Conservative Profile Fund	0.10% of the average daily net assets
Empower Multi-Sector Bond Fund	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion
Empower Real Estate Index Fund	0.29% of the average daily net assets on assets up to $1 billion, 0.24% of the average daily net assets on assets over $1 billion, and 0.19% of the average daily net assets on assets over $2 billion
Empower S&P 500 Index Fund
0.21% of the average daily net assets on assets up to
$1 billion, 0.16% of the average daily net assets on assets over
$1 billion, 0.11% of the average daily net assets on assets over
$2 billion, and 0.09% of the average daily net assets on assets over $3 billion

Empower S&P Mid Cap 400 Index Fund	0.18% of the average daily net assets on assets up to $1 billion, 0.13% of the average daily net assets on assets over $1 billion, and 0.08% of the average daily net assets on assets over $2 billion
Empower S&P Small Cap 600 Index Fund	0.19% of the average daily net assets on assets up to $1 billion, 0.14% of the average daily net assets on assets over $1 billion, and 0.09% of the average daily net assets on assets over $2 billion
Empower SecureFoundation Balanced Fund	0.10% of the average daily net assets
Empower Short Duration Bond Fund	0.23% of the average daily net assets
Empower Small Cap Growth Fund	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion
Empower Small Cap Value Fund	0.71% of the average daily net assets
Empower T. Rowe Price Mid Cap Growth Fund	0.65% of the average daily net assets
Empower U.S. Government Securities Fund	0.23% of the average daily net assets
For the past three fiscal years ended December 31, 2023, 2024 and 2025, ECM was paid a fee for its services to the Funds as follows:
Fund	2025	2024	2023
Empower Aggressive Profile Fund	$815,538	$771,563	$614,232
Empower Ariel Mid Cap Value Fund*	$0	$0	$778,451
Empower Bond Index Fund	$5,096,905	$4,614,198	$4,289,634
Empower Conservative Profile Fund	$1,423,131	$1,288,731	$982,094
Empower Core Bond Fund	$2,018,506	$1,638,531	$1,398,018
Empower Emerging Markets Equity Fund	$13,791,130	$10,534,976	$5,935,734
Empower Global Bond Fund	$3,319,405	$3,046,851	$2,622,973
Empower High Yield Bond Fund	$4,224,593	$3,056,864	$2,738,536
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Fund	2025	2024	2023
Empower Inflation-Protected Securities Fund	$1,536,374	$1,497,803	$1,288,962
Empower International Growth Fund	$4,870,987	$4,180,365	$3,605,756
Empower International Index Fund	$5,817,274	$4,697,258	$3,671,480
Empower International Value Fund	$9,306,060	$8,355,847	$9,281,434
Empower Large Cap Growth Fund	$10,482,233	$9,094,873	$6,981,698
Empower Large Cap Value Fund	$10,085,607	$9,358,931	$9,227,807
Empower Lifetime 2015 Fund	$543,403	$579,372	$622,100
Empower Lifetime 2020 Fund	$547,710	$472,245	$439,163
Empower Lifetime 2025 Fund	$1,764,777	$1,556,077	$1,476,763
Empower Lifetime 2030 Fund	$1,147,421	$763,668	$566,193
Empower Lifetime 2035 Fund	$2,028,235	$1,745,225	$1,561,195
Empower Lifetime 2040 Fund	$857,602	$616,941	$435,636
Empower Lifetime 2045 Fund	$1,480,424	$1,286,313	$1,082,804
Empower Lifetime 2050 Fund	$597,732	$449,683	$300,674
Empower Lifetime 2055 Fund	$781,944	$680,692	$534,491
Empower Lifetime 2060 Fund	$136,555	$87,746	$45,056
Empower Lifetime 2065 Fund**	$47	$0	$0
Empower Mid Cap Value Fund	$6,437,572	$4,990,270	$4,250,054
Empower Moderate Profile Fund	$2,154,942	$1,701,645	$1,492,992
Empower Moderately Aggressive Profile Fund	$1,251,680	$966,322	$780,525
Empower Moderately Conservative Profile Fund	$981,416	$718,024	$552,003
Empower Multi-Sector Bond Fund	$6,188,821	$5,083,213	$3,732,309
Empower Real Estate Index Fund	$2,941,338	$2,346,821	$1,864,259
Empower S&P 500 Index Fund	$9,103,518	$7,035,687	$5,490,149
Empower S&P Mid Cap 400 Index Fund	$2,391,286	$2,368,815	$2,094,257
Empower S&P Small Cap 600 Index Fund	$1,982,147	$1,956,701	$1,545,358
Empower SecureFoundation Balanced Fund	$739,043	$829,544	$874,381
Empower Short Duration Bond Fund	$1,167,207	$959,122	$805,637
Empower Small Cap Growth Fund	$1,857,723	$1,132,066	$943,467
Empower Small Cap Value Fund	$3,889,768	$3,358,987	$3,377,444
Empower T. Rowe Price Mid Cap Growth Fund	$12,406,483	$11,992,431	$11,247,440
Empower U.S. Government Securities Fund	$1,308,933	$1,323,902	$1,501,693
* The Fund merged into the Empower Mid Cap Value Fund on October 25, 2024.
** The Fund commenced operations on January 10, 2025.
Expense Reimbursement Relating to Certain Funds
Pursuant to an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) dated April 30, 2026, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of certain Funds exceed an annual rate as set forth below of the average daily net assets attributable to each Class, excluding Rule 12b-1 fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2027 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the Expense Limitation Agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Fund	Expense Limit
Empower Bond Index Fund	0.15% of the average daily net assets
Empower Core Bond Fund	0.35% of the average daily net assets
Empower Emerging Markets Equity Fund	0.91% of the average daily net assets
Empower Global Bond Fund	0.64% of the average daily net assets
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Fund	Expense Limit
Empower High Yield Bond Fund	0.58% of the average daily net assets
Empower Inflation-Protected Securities Fund	0.35% of the average daily net assets
Empower International Growth Fund	0.85% of the average daily net assets
Empower International Index Fund	0.32% of the average daily net assets
Empower International Value Fund	0.72% of the average daily net assets
Empower Large Cap Growth Fund	0.63% of the average daily net assets
Empower Mid Cap Value Fund	0.70% of the average daily net assets
Empower Multi-Sector Bond Fund	0.55% of the average daily net assets
Empower Real Estate Index Fund	0.30% of the average daily net assets
Empower S&P 500 Index Fund	0.23% of the average daily net assets
Empower S&P Mid Cap 400 Index Fund	0.20% of the average daily net assets
Empower S&P Small Cap 600 Index Fund	0.21% of the average daily net assets
Empower Short Duration Bond Fund	0.25% of the average daily net assets
Empower Small Cap Growth Fund	0.84% of the average daily net assets
Empower Small Cap Value Fund	0.74% of the average daily net assets
Empower T. Rowe Price Mid Cap Growth Fund	0.67% of the average daily net assets
Empower U.S. Government Securities Fund	0.25% of the average daily net assets
For the past three fiscal years ended December 31, 2023, 2024 and 2025, the amounts of such expense reimbursements pursuant to the Expense Limitation Agreement were:
Fund	2025	2024	2023
Empower Ariel Mid Cap Value Fund*	$0	$0	$97,890
Empower Core Bond Fund	$299,862	$350,531	$306,834
Empower Emerging Markets Equity Fund	$1,463,965	$1,091,742	$927,371
Empower Global Bond Fund	$229,070	$216,500	$118,808
Empower High Yield Bond Fund	$255,191	$245,859	$184,048
Empower Inflation-Protected Securities Fund	$204,717	$233,641	$192,962
Empower International Growth Fund	$227,573	$144,223	$141,113
Empower International Value Fund	$3,827	$20,227	$0
Empower Large Cap Growth Fund	$0	$43,650	$99,296
Empower Mid Cap Value Fund	$25,326	$64,550	$83,119
Empower Multi-Sector Bond Fund	$247,981	$427,238	$376,837
Empower Real Estate Index Fund	$190,780	$248,672	$174,566
Empower S&P Mid Cap 400 Index Fund	$11,007	$11,169	$15,559
Empower S&P Small Cap 600 Index Fund	$113,388	$92,267	$74,765
Empower Short Duration Bond Fund	$273,795	$226,032	$124,724
Empower Small Cap Growth Fund	$171,452	$176,637	$149,900
Empower Small Cap Value Fund	$44,990	$65,714	$113,843
Empower T. Rowe Price Mid Cap Growth Fund	$64,943	$49,385	$1,157
Empower U.S. Government Securities Fund	$210,367	$186,563	$162,765
* The Fund merged into the Empower Mid Cap Value Fund on October 25, 2024.
Expense Reimbursement for Empower Large Cap Value Fund
Effective October 25, 2019, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.61% of the Class’s average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Empower Large Cap Value Fund’s Expense Limit”). The agreement’s current term ends on April 30, 2027 and automatically renews for one-year terms unless it is terminated upon termination of the Investment Advisory Agreement or by ECM or Empower Funds upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of Empower Large Cap Value Fund’s Expense Limit that was in place at the time of the waiver/reimbursement or Empower Large
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Cap Value Fund’s Expense Limit in place at the time of recoupment. For the fiscal year ended December 31, 2025, the amount of such expense reimbursements for the Empower Large Cap Value Fund was $78,898.
In addition, ECM has contractually agreed to reimburse the Investor II Class shares to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”). ECM is not entitled to recoup expense reimbursements remitted by ECM related to the Expense Cap. Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with ECM or by the Board. For the fiscal year ended December 31, 2025, the amount of such expense reimbursements for the Empower Large Cap Value Fund Investor II Class shares was $190,379.
Expense Reimbursement Relating to Certain Funds and the Empower of America Contract
Empower Lifetime, Profile and SecureFoundation Balanced Funds may invest in a fixed interest rate contract issued and guaranteed by Empower of America (the “Empower of America Contract”). ECM has contractually agreed to reduce the management fee of each such Fund by 0.35% of the amount such Fund is allocated to the Empower of America Contract.
The amounts of such expense reimbursements for the Funds’ fiscal years ended December 31, 2023, 2024 and 2025 were:
Fund	2025	2024	2023
Empower Conservative Profile Fund	$1,119,492	$1,014,775	$769,610
Empower Lifetime 2015 Fund	$213,012	$226,926	$238,078
Empower Lifetime 2020 Fund	$180,335	$153,273	$138,330
Empower Lifetime 2025 Fund	$455,462	$398,103	$363,440
Empower Lifetime 2030 Fund	$206,464	$142,458	$100,296
Empower Lifetime 2035 Fund	$229,742	$208,579	$172,894
Empower Lifetime 2040 Fund	$53,005	$40,263	$25,817
Empower Lifetime 2045 Fund	$45,939	$40,256	$30,542
Empower Lifetime 2050 Fund	$9,394	$6,912	$4,276
Empower Lifetime 2055 Fund	$7,494	$7,102	$5,484
Empower Lifetime 2060 Fund	$991	$866	$437
Empower Moderate Profile Fund	$1,199,668	$950,469	$833,078
Empower Moderately Aggressive Profile Fund	$391,327	$303,812	$243,963
Empower Moderately Conservative Profile Fund	$751,448	$549,468	$423,395
Empower SecureFoundation Balanced Fund	$128,590	$144,491	$151,799
Fee Waiver Relating to Certain Lifetime Funds
Effective April 30, 2026, ECM contractually agreed to waive 0.01% of its advisory fees for the Empower Lifetime 2055, Empower Lifetime 2060 and Empower Lifetime 2065 Funds. The agreement’s current term ends on April 30, 2027. Thereafter, ECM may take such actions as are necessary to continue the waiver for additional periods, including for one or more years, after the applicable expiration date unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
Underlying Funds
With respect to the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund investing in funds advised by an entity other than ECM (“Non-Affiliated Underlying Funds”), ECM will arrange for Empower Funds to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Non-Affiliated Underlying Funds. All other charges, including redemption fees, exchange fees, administrative fees and distribution fees, associated with a particular class are born by the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund and will not be waived. You may indirectly bear a proportionate share of the fees and expenses, including Rule 12b-1 distribution fees, for Non-Affiliated Underlying Funds.
A redemption fee may be imposed by a Non-Affiliated Underlying Fund upon a request to redeem shares of such within a certain period of time. Accordingly, if you were to invest indirectly in a Non-Affiliated Underlying Fund through a Profile Fund, Lifetime Fund or SecureFoundation Balanced Fund and request a redemption from the Profile Fund, Lifetime Fund or SecureFoundation Balanced Fund before the expiration of the redemption fee period in the Non-Affiliated Underlying Fund, the Profile Fund, Lifetime Fund or SecureFoundation Balanced Fund may bear a redemption fee.
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Sub-Advisers & Sub-Advisory Agreements
ECM and Empower Funds have engaged the services of one or more Sub-Advisers to provide sub-advisory services to certain Funds and, pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”), has delegated certain investment management responsibilities to each Sub-Adviser. ECM monitors and evaluates the performance of each Sub-Adviser.
Each Sub-Adviser provides, subject to the supervision of the Board and ECM, a continuous investment program for each Fund and determines the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of a Fund. ECM, in turn, pays sub-advisory fees to each Sub-Adviser for its services.
As approved, the Sub-Advisory Agreements will remain in effect until April 30, 2027 and from year to year if approved annually by the Board, including a vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Additional information regarding each Sub-Adviser and its respective Sub-Advisory Agreement is provided in the “Portfolio Managers” section below.
Sub-Advisory Fees
For the fiscal years ended December 31, 2023, 2024 and 2025, the Sub-Advisers were paid fees for their services to the Funds as follows:
Fund	2025	2024	2023
Empower Ariel Mid Cap Value Fund*	$0	$385,442	$472,069
Empower Bond Index Fund	$649,427	$486,970	$0
Empower Core Bond Fund	$765,713	$650,192	$560,417
Empower Emerging Markets Equity Fund	$6,516,558	$5,003,777	$2,861,480
Empower Global Bond Fund	$1,288,042	$1,192,823	$1,025,362
Empower High Yield Bond Fund	$2,464,749	$1,791,513	$1,502,332
Empower Inflation-Protected Securities Fund	$448,977	$440,821	$380,157
Empower International Growth Fund	$2,016,610	$1,762,668	$1,509,369
Empower International Index Fund	$576,056	$432,222	$315,980
Empower International Value Fund	$5,249,939	$5,016,124	$5,531,334
Empower Large Cap Growth Fund	$4,447,276	$3,940,371	$3,214,446
Empower Large Cap Value Fund	$4,603,428	$4,475,820	$4,408,142
Empower Mid Cap Value Fund	$2,840,041	$2,235,953	$1,886,745
Empower Multi-Sector Bond Fund	$2,705,750	$2,192,882	$1,593,880
Empower Real Estate Index Fund	$205,554	$162,736	$128,031
Empower S&P 500 Index Fund	$584,203	$413,497	$281,450
Empower S&P Mid Cap 400 Index Fund	$218,206	$216,702	$183,462
Empower S&P Small Cap 600 Index Fund	$137,985	$138,261	$105,410
Empower Short Duration Bond Fund	$507,453	$354,447	$0
Empower Small Cap Growth Fund	$1,255,306	$765,981	$632,735
Empower Small Cap Value Fund	$1,975,817	$1,738,242	$1,737,246
Empower T. Rowe Price Mid Cap Growth Fund	$7,825,081	$7,885,933	$7,329,191
Empower U.S. Government Securities Fund	$25,804	$475,331	$0
*
The Fund merged into the Empower Mid Cap Value Fund on October 25, 2024.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings
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with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
PORTFOLIO MANAGERS
The following section provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation and any ownership of securities in the Fund(s) managed. Each portfolio manager is referred to in this section as a “portfolio manager.”

EMPOWER CAPITAL MANAGEMENT, LLC
The Empower U.S. Government Securities Fund is managed by an internal investment management team headed by Jack Brown, CFA. Mr. Brown, Darrin Clough, CFA and Jason Harubin, CFA have managed the Fund since 2025. Mr. Brown previously managed the Fund from May 2016 until February 2024 and Mr. Clough previously managed the Fund from May 2020 until February 2024.
The Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund are managed by the ECM Asset Allocation Committee (“AAC”), comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA. The AAC reviews the asset class allocations, Underlying Fund allocations and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes, add or delete Underlying Funds or change the target allocations.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower U.S. Government Securities Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jack Brown, CFA	1	$1,409	11	$7,784	45	$10,646	0	$0	0	$0	0	$0
Darrin Clough, CFA	1	$1,409	11	$7,784	45	$10,646	0	$0	0	$0	0	$0
Jason Harubin, CFA	1	$1,409	11	$7,784	45	$10,646	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds’ fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	1	$17	36	$7,506	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	1	$17	24	$9,512	45	$10,646	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
ECM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the investments of the other accounts included above. In addition to the Funds, ECM manages the assets of collective investment trusts sponsored by ETC, a trust company domiciled and governed by the laws of the State of Colorado, stable value funds and separate accounts of Empower of America and Empower of NY, and pension plans sponsored by affiliates of ECM. In
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addition, ETC serves as the trustee for various qualified employee benefit plans and retirement plans, which may invest in Empower Funds. ECM and ETC are indirectly owned subsidiaries of Empower of America and Empower of NY is a wholly-owned subsidiary of Empower of America. ECM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, and brokerage and trade allocation, which ECM believes address potential conflicts associated with managing multiple accounts for multiple clients or other entities affiliated with ECM.
Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between ECM and Empower. Compensation consists of a base salary and a performance bonus. The portfolio managers may also be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Funds as well as to other ECM clients and to Empower. Investment results, tenure, level of responsibilities and client service and satisfaction are also taken into consideration.
Ownership of Securities
The portfolio managers did not own any shares of the Fund(s) they manage as of December 31, 2025.
FRANKLIN ADVISERS, INC. & FRANKLIN ADVISORY SERVICES, LLC
Franklin Advisers, Inc. (“Franklin Advisers”) and Franklin Advisory Services, LLC (“FAS LLC”) (collectively, “Franklin”) serve as the Sub-Advisers to the Empower Bond Index Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Franklin dated February 26, 2024. Franklin Advisers also serves as the Sub-Adviser to the Empower High Yield Bond and Empower Short Duration Bond Funds pursuant to Sub-Advisory Agreements among each Fund, ECM and Franklin Advisers dated September 30, 2024.
•Franklin Advisers, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, has been registered as an investment adviser pursuant to the Advisers Act since 1986. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
•FAS LLC, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, CA 94403, has been registered as an investment adviser pursuant to the Advisers Act since 1996. FAS LLC’s sole member is Franklin Advisers, a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
ECM is responsible for compensating Franklin, which receives monthly compensation for its services at the annual rate of 0.015% of the average daily net assets of the Empower Bond Index Fund.
ECM is responsible for compensating Franklin Advisers, which receives monthly compensation for its services at the annual rates set forth below on net assets for the following Funds:
•0.29% of the average daily net assets on assets up to $1 billion and 0.25% of the average daily net assets on assets over $1 billion for the Empower High Yield Bond Fund; and
•0.10% of the average daily net assets on all assets for the Empower Short Duration Bond Fund.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Bond Index Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Patrick Klein, Ph.D.	25	$25,706	11	$3,613	12	$4,702	0	$0	0	$0	2	$1,757
Albert Chan, CFA	19	$19,817	9	$2,174	36	$2,070	0	$0	0	$0	1	$447
Dina Ting, CFA	28	$16,455	37	$8,820	0	$0	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Empower High Yield Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Robert Salvin	4	$1,740	7	$1,262	7	$4,445	0	$0	0	$0	0	$0
Glenn Voyles, CFA	7	$5,793	11	$3,257	3	$48	0	$0	0	$0	0	$0
Bryant Dieffenbacher, CFA	5	$4,834	7	$1,918	0	$0	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Empower Short Duration Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Albert Chan, CFA	19	$24,061	9	$2,174	36	$2,070	0	$0	0	$0	1	$447
Joanne Driscoll, CFA	13	$36,086	6	$4,404	6	$2,148	0	$0	0	$0	0	$0
Michael Lima, CFA	13	$36,086	5	$2,907	10	$6,505	0	$0	0	$0	0	$0
Andrew Benson	11	$19,943	10	$22,187	20	$7,912	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
The management of multiple funds, including the Funds, and other accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
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The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Franklin has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Franklin has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(1) Base salary. Each portfolio manager is paid a base salary.
(2) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Funds’ shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Funds shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the Funds, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin guidelines. The following factors are generally used in determining bonuses under the plan:
•Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•Non-investment performance. The more qualitative contributions of the portfolio manager to Franklin’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin’s appraisal.
(3) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.
Ownership of Securities
The portfolio managers did not own any shares of the Fund(s) they manage as of December 31, 2025.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a Sub-Adviser to the Empower Core Bond and Empower Emerging Markets Equity Funds and is the Sub-Adviser to the Empower Inflation-Protected Securities and Empower Mid Cap Value Funds pursuant to a Sub-Advisory Agreement among the Funds, ECM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, has been registered as an investment adviser pursuant to the Advisers Act since 1990. GSAM is an indirect wholly-owned subsidiary of The
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Goldman Sachs Group, Inc. (“Goldman Sachs”), which is a publicly-held financial holding company and a global investment banking, securities and investment management firm.
ECM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
•0.14% of the average daily net assets on the first $100 million of assets, 0.11% on the next $150 million of assets, and 0.10% thereafter on the portion of the Empower Core Bond Fund GSAM manages;
•0.49% of the average daily net assets on the first $100 million of assets, 0.47% on the next $100 million of assets, 0.45% on the next $100 million of assets, and 0.44% thereafter on the portion of the Empower Emerging Markets Equity Fund GSAM manages;
•0.12% of the average daily net assets on the first $100 million of assets, 0.09% on the next $400 million of assets, and 0.08% thereafter for the Empower Inflation-Protected Securities Fund; and
•0.35% of the average daily net assets on the first $100 million of assets, 0.31% on the next $200 million of assets, 0.29% on the next $200 million of assets, and 0.28% thereafter for the Empower Mid Cap Value Fund.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Core Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Seary, CFA	32	$12,691	109	$17,219	4,495	$269,151	0	$0	15	$1,610	16	$9,020
Simon Dangoor, CFA	99	$528,521	517	$433,846	54,466	$825,893	0	$0	29	$7,311	23	$11,242
Lindsay Rosner, CFA	99	$528,521	517	$433,846	54,466	$825,893	0	$0	29	$7,311	23	$11,242
The following table provides information regarding registered investment companies other than the Empower Emerging Markets Equity Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Basak Yavuz	5	$3,129	9	$6,878	13	$6,580	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Empower Inflation-Protected Securities Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jon Calluzzo	10	$12,032	13	$14,153	2,117	$139,366	0	$0	2	$678	1	$367
Peter Stone	99	$528,383	517	$433,846	54,466	$825,893	0	$0	29	$7,311	23	$11,242
The following table provides information regarding registered investment companies other than the Empower Mid Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Len Ioffe, CFA	32	$37,533	39	$27,065	41	$13,033	0	$0	1	$97	4	$2,794
Osman Ali, CFA	31	$32,575	34	$26,934	41	$13,033	0	$0	1	$97	4	$2,794
Dennis Walsh	31	$32,575	34	$26,934	41	$13,033	0	$0	3	$250	4	$2,794
Takashi Suwabe	29	$32,176	39	$27,065	41	$13,033	0	$0	1	$97	4	$2,794
Sharanya Srinivasan	8	$8,028	5	$2,739	4	$921	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Funds and will, under certain circumstances, limit the Funds’ investment activities. Goldman Sachs is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities (including portfolio companies) for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Funds may directly and indirectly invest. Thus, it is expected that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As Sub-Adviser of the Funds, GSAM receives sub-advisory fees from ECM. In addition, GSAM’s affiliates may earn fees from relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on the Funds’ performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Funds’ investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Funds may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Funds execute transactions in the same securities.
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Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Funds, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance; his or her contribution to the overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year, which in part is derived from advisory fees and, for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded in part for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the Empower Core Bond Fund is the Bloomberg U.S. Aggregate Bond Index; the benchmark for the Empower Inflation-Protected Securities Fund is the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index; and the benchmark for the Empower Mid Cap Value Fund is the Russell Midcap® Value Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective(s) of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation - In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place, including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
The portfolio managers did not own any shares of the Fund they manage as of December 31, 2025.
HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC
Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), serves as a Sub-Adviser to the Empower Small Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Hotchkis & Wiley dated October 1, 2020. Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, has been registered as an investment adviser pursuant to the Advisers Act since 2001. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.
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ECM is responsible for compensating Hotchkis & Wiley, which receives monthly compensation for its services at the annual rate of 0.425% of the average daily net assets on the first $150 million of assets and 0.40% thereafter on the portion of the Fund Hotchkis & Wiley manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Judd Peters, CFA	24	$23,549	17	$3,905	50	$7,190	2	$16,765	2	$341	4	$1,019
Ryan Thomes, CFA	24	$23,549	17	$3,905	50	$7,190	2	$16,765	2	$341	4	$1,019
Material Conflicts of Interest Policy
The Fund is managed by Hotchkis & Wiley’s investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without execution or additional services. The recommendations are provided either contemporaneously with the communication to its trading desk for discretionary client accounts or after Hotchkis & Wiley completes all corresponding trades for discretionary client accounts based on each contractual arrangement.
Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley’s other business activities and Hotchkis & Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case-by-case basis.
Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may benefit certain accounts more than others. Certain accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the 1934 Act.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as IPOs.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s code of conduct.
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Compensation
Investment professionals are compensated in four ways: 1) salary; 2) bonus; 3) profit sharing; and 4) equity. Salaries and bonuses are determined by the Executive Chairman and the Chief Executive Officer incorporating feedback from other employees and the compensation committee. These compensation components are not formulaic; they are determined subjectively based on the investment professional’s overall contribution to performance, the research/decision-making process and an evaluation of teamwork. Next, Hotchkis & Wiley has a gradual-vesting profit sharing plan that pays a percentage of base salary that is determined by overall firm profitability. Finally, all professionals are, or are eligible to become, equity owners. Those that own equity receive their pro-rated share of firm profits. Hotchkis & Wiley maintains a bank of unallocated equity to be used for individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership to place back in the equity bank.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
INSIGHT NORTH AMERICA LLC
Insight North America LLC (“Insight”) serves as a Sub-Adviser to the Empower Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Insight dated September 1, 2021. Insight, a New York limited liability company with its principal business address at 200 Park Avenue, New York, New York, 10166, has been registered as an investment adviser pursuant to the Advisers Act since 2009. Insight is an indirect wholly-owned subsidiary of the Bank of New York Mellon Corporation (“BNYM”), a global financial services organization that provides investment management and services worldwide.
ECM is responsible for compensating Insight, which receives monthly compensation for its services at the annual rate of 0.225% of the average daily net assets on the portion of the Fund Insight manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brendan Murphy, CFA	4	$6,700	2	$272	3	$3,945	0	$0	0	$0	0	$0
Nathaniel Hyde, CFA	3	$4,156	0	$0	2	$419	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts. In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s clients.
In identifying a potential conflict situation, at a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:
•Make a financial gain or avoid a financial loss at the expense of the client.
•Benefit if it puts the interest of one client over the interests of another client.
•Gain an interest from a service provided to, or transaction carried out on behalf of a client which may not be in or which may be different from the client’s interest.
•Obtain a higher than usual benefit from a third party in relation to a service provided to the client.
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•Receive an inducement in relation to a service provided to the client, in the form of monies, goods or services other than standard commission or fee for that service.
•Have a personal interest that could be seen to conflict with their duties at Insight.
•Create a conflict where Insight invests in firms which are clients or potential clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.
•Create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two portfolio managers who own the same security.
Insight ensures it manages conflicts of interest fairly, in accordance with the SEC and Insight conflicts of interest policy, and does not place its own interests unfairly above those of its customers.
Compensation
Insight has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. Insight’s approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the Insight long-term incentive plan (“LTIP”). Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. Insight also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm’s parent company, BNYM.
Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework, including fund performance over one-, three-, and five-year performance cycles. This is also supported by the Insight LTIP, which typically vests over three years. The application of the above policy and principles are reviewed at least twice each year by the Insight remuneration committee, where compensation proposals in respect of the relevant performance year are considered and approved.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Empower International Growth and Empower Large Cap Growth Funds pursuant to Sub-Advisory Agreements among the Funds, ECM and JPMorgan dated April 27, 2018, as amended, and December 5, 2013, as amended, respectively. JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, has been registered as an investment adviser pursuant to the Advisers Act since 1984. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.
ECM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
•0.35% of the average daily net assets on the first $150 million of assets and 0.33% on assets over $150 million on the portion of the Empower International Growth Fund JPMorgan manages; and
•0.40% of the average daily net assets on the first $100 million of assets, 0.30% on the next $100 million of assets and 0.20% on assets over $200 million on the portion of the Empower Large Cap Growth Fund JPMorgan manages.
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Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower International Growth Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Shane Duffy, CFA	2	$360	1	$1,307	13	$4,224	0	$0	0	$0	1	$413
James Andrew, CFA	2	$360	0	$0	9	$4,224	0	$0	0	$0	1	$413
Zachariah Chadwick*	2	$360	0	$0	9	$4,224	0	$0	0	$0	1	$413
* Mr. Chadwick became a portfolio manager of the Fund on April 30, 2026.
The following table provides information regarding registered investment companies other than the Empower Large Cap Growth Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	12	$137,332	7	$33,663	317	$16,475	0	$0	0	$0	0	$0
Larry Lee	15	$148,812	7	$35,014	29	$17,965	0	$0	0	$0	1	$137
Holly Morris	8	$125,274	6	$33,231	19	$13,881	0	$0	0	$0	0	$0
Joseph Wilson	10	$128,492	7	$42,412	263	$14,931	0	$0	0	$0	0	$0
Robert Maloney	8	$125,274	6	$33,231	19	$13,881	0	$0	0	$0	0	$0
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Material Conflicts of Interest Policy
J.P. Morgan and/or its affiliates (the “Affiliates” or “JPMorgan Chase”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients (including third-party registered investment companies) and individual investors. The following describes potential and actual conflicts of interest that JPMorgan Chase can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise.
Acting for Multiple Clients. The potential for conflicts of interest exists when portfolio managers manage a fund and other accounts with similar investment objectives and strategies as the fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its Affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
In general, JPMorgan faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or Other Accounts engage in short sales of the same securities held by a fund, JPMorgan could be seen as harming the performance of a fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise
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when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a fund has also invested and these activities could have an adverse effect on the fund. For example, if a fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which a fund invests may use the proceeds of the fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan Chase or an Other Account. If the issuer performs poorly following such refinancing or reorganization, a fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization or similar proceeding, a fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan Chase or Other Accounts.
Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a fund. For example, this may occur when investment decisions for a fund are based on research or other information that is also used to support portfolio decisions by JPMorgan for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints or other factors could result in the fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a fund may also be appropriate for Other Accounts and there is no assurance the fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMorgan’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a fund or invests in substantially similar assets as a fund, creates an incentive for JPMorgan to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
JPMorgan and its Affiliates, and any of their directors, partners, officers, agents or employees, also buy, sell or trade securities for their own accounts or the proprietary accounts of JPMorgan Chase and/or an Affiliate. JPMorgan Chase and/or an Affiliate, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan Chase is not required to purchase or sell for any client account securities that it, an Affiliate or any of its employees may purchase or sell for their own accounts or the proprietary accounts of JPMorgan Chase or an Affiliate or its clients. JPMorgan, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
Preferential Treatment. JPMorgan receives more compensation with respect to certain Other Accounts than it receives with respect to a fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMorgan and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time and attention to the management of the funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and the allocation of investment opportunities raise a potential conflict of interest because JPMorgan Chase has an incentive to allocate trades or investment opportunities to certain accounts or funds. For example, JPMorgan Chase has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan Chase’s overall allocation of securities in that offering. When JPMorgan Chase serves as sub-adviser (or investment adviser) to an underlying fund, as well as certain funds-of-funds, it faces certain potential conflicts of interest when allocating the assets of the sub-advised funds-of-fund among its underlying funds. For example, JPMorgan Chase has an incentive to allocate assets of the fund-of-funds to seed a new fund or to allocate to an underlying fund that is small, pays higher fees to JPMorgan Chase or to which JPMorgan Chase has provided seed capital.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan Chase maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan Chase by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are
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limits on the writing of options by a fund that could be triggered based on the number of options written by JPMorgan on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
The goal of JPMorgan and its Affiliates is to meet its fiduciary obligation with respect to all clients. JPMorgan and its Affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its Affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan Chase’s codes of ethics and code of conduct. With respect to the allocation of investment opportunities, JPMorgan and its Affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan Chase attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However JPMorgan and its Affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMorgan portfolio managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on total compensation - base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”), and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for portfolio managers are evaluated annually based on several factors that drive investment outcomes and value, aligned with client objectives, including, but not limited to:
• Investment performance, generally weighted more to the long-term, with specific consideration for portfolio managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the portfolio managers success in tracking such index;
•The scale and complexity of their investment responsibilities;
•Individual contribution relative to the client’s risk and return objectives;
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•Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
•Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material environmental, social and corporate governance factors that are intended to be assessed in investment decision-making.
In addition to the above performance dimensions, the firm-wide pay-for-performance framework is integrated into the final assessment of incentive compensation for an individual portfolio manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP.” In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the portfolio manager’s pay with that of the client’s experience/return.
For portfolio managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the portfolio manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the portfolio manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named portfolio managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
•Reducing or altogether eliminating annual incentive compensation;
•Canceling unvested awards (in full or in part);
•Clawback/recovery of previously paid compensation (cash and / or equity);
•Demotion, negative performance rating or other appropriate employment actions; and
•Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
•Empower International Growth Fund - MSCI EAFE Growth Index
•Empower Large Cap Growth Fund - Russell 1000® Growth Index
Ownership of Securities
The portfolio managers did not own any shares of the Fund they manage as of December 31, 2025.
KEYRIDGE ASSET MANAGEMENT LIMITED
Keyridge Asset Management Limited (“Keyridge”) serves as a Sub-Adviser to the Empower International Index, Empower Real Estate Index, Empower S&P 500 Index, Empower S&P Mid Cap 400 Index and Empower S&P Small Cap 600 Index Funds pursuant to an Amended and Restated Sub-Advisory Agreement among the Funds, ECM and Keyridge dated May 17, 2018. Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.

Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services
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holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
ECM is responsible for compensating Keyridge, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
Fund	Fee
Empower International Index Fund	0.020% of the average daily net assets
Empower Real Estate Index Fund	0.020% of the average daily net assets
Empower S&P 500 Index Fund	0.0075% of the average daily net assets
Empower S&P Mid Cap 400 Index Fund	0.015% of the average daily net assets
Empower S&P Small Cap 600 Index Fund	0.013% of the average daily net assets
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds’ fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Nicola Dowdall	2	$890	43	$13,405	142	$70,531	0	$0	0	$0	0	$0
Michael Lynch, CFA	2	$890	43	$13,405	142	$70,531	0	$0	0	$0	0	$0
Peter Leonard, CFA	2	$890	43	$13,405	142	$70,531	0	$0	0	$0	0	$0
* The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.
Material Conflicts of Interest Policy
The management of multiple funds, including the Funds and other accounts, may give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons and fees and the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Moreover, Keyridge has a number of obligations arising from its various regulatory requirements in relation to identifying, managing and disclosing potential and existing conflicts of interests to its clients. Keyridge maintains a comprehensive conflicts of interest policy and takes reasonable steps to identify conflicts of interest that arise in the course of providing services, between the firm and third parties, between the firm and its clients and/or between one client and another, according to its policy. Keyridge’s policy and practice is to not engage in any principal transactions. Keyridge also does not manage funds or other accounts with performance based fees.
Compensation
Keyridge recognizes that its employees are one of its most valued assets and retaining talent and motivating employees is a key factor in its ability to deliver to its clients now and into the future. Keyridge believes that the Funds’ long term objectives may be best achieved through the delivery of tight tracking errors. Accordingly, portfolio managers are eligible for personal performance-related pay which incorporates elements of fund performance over varying time horizons and tight tracking error targets.
Portfolio managers are eligible for a competitive salary structure with general compensation arrangements made up of a base salary and a variable bonus. Bonus payments will vary depending on fund performance, team performance and personal performance for their specific area. The weightings associated with each element vary depending upon the particular investment area in which a portfolio manager focuses and whether a portfolio manager has people management responsibilities. Portfolio managers may also be eligible for other benefits, including car allowances, annual entry to the Great West Life staff share scheme, options, health insurance contribution and pension arrangements. Keyridge also has long term incentive plans for key staff as well as further education development incentives for all staff.
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Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2025.
LAZARD ASSET MANAGEMENT LLC
Lazard Asset Management LLC (“Lazard”) serves as a Sub-Adviser to the Empower Emerging Markets Equity and Empower International Growth Funds pursuant to Sub-Advisory Agreements among the Funds, ECM and Lazard dated January 4, 2018 and April 30, 2025, respectively. Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, has been registered as an investment adviser pursuant to the Advisers Act since 2002. Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange.
ECM is responsible for compensating Lazard, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
•0.50% of the average daily net assets on assets up to $50 million, 0.45% on assets over $50 million, and 0.40% on assets over $250 million on the portion of the Empower Emerging Markets Equity Fund Lazard manages.
•0.34% of the average daily net assets on the first $150 million of assets, 0.33% on the next $150 million of assets, 0.32% on the next $150 million of assets, 0.31% on the next $150 million of assets, and 0.30% thereafter on the portion of the Empower International Growth Fund Lazard manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Emerging Markets Equity Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Moghtader, CFA	11	$2,928	34	$5,624	91	$25,327	0	$0	0	$0	6	$741
Ciprian Marin	11	$2,928	34	$5,624	91	$25,327	0	$0	0	$0	6	$741
Peter Kashanek	11	$2,928	34	$5,624	91	$25,327	0	$0	0	$0	6	$741
Alex Lai, CFA	11	$2,928	34	$5,624	91	$25,327	0	$0	0	$0	6	$741
Kurt Livermore, CFA	11	$2,928	34	$5,624	91	$25,327	0	$0	0	$0	6	$741
The following table provides information regarding registered investment companies other than the Empower International Growth Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Louis Florentin-Lee	11	$9,492	18	$4,625	97	$20,204	0	$0	0	$0	2	$76
Barnaby Wilson, CFA	9	$2,277	17	$4,448	44	$11,246	0	$0	0	$0	2	$76
Robert Failla, CFA	4	$2,023	4	$881	13	$2,484	0	$0	0	$0	0	$0
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Material Conflicts of Interest Policy
Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of a Fund and Similar Accounts, including the following:
1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Funds. In addition, each Fund is an open-end investment company and “diversified” as defined in the 1940 Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Fund and the corresponding Similar Accounts and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Fund. As illustrated in the table above, the portfolio managers manage a significant number of Similar Accounts in addition to the Funds.
4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not invest in the Funds.
5. The tables above note the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Funds.
6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for a Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if a Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of a Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.
8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Funds, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
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Compensation
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (1) leadership, teamwork and commitment, (2) maintenance of current knowledge and opinions on companies owned in the portfolio; (3) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (4) ability and willingness to develop and share ideas on a team basis; and (5) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Ownership of Securities
The portfolio managers did not own any shares of the Fund they manage as of December 31, 2025.
LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a Sub-Adviser to the Empower Multi-Sector Bond and Empower Small Cap Value Funds pursuant to Sub-Advisory Agreements among the Funds, ECM and Loomis Sayles dated May 17, 2018, as amended, and December 5, 2013, as amended, respectively. Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, has been registered as an investment adviser pursuant to the Advisers Act since 1977. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
ECM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
•0.30% of the average daily net assets on the portion of the Empower Multi-Sector Bond Fund that Loomis Sayles manages; and
•0.50% of the average daily net assets on the first $10 million of assets, 0.45% on the next $15 million of assets, 0.40% on the next $75 million of assets and 0.30% on assets over $100 million on the portion of the Empower Small Cap Value Fund that Loomis Sayles manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Multi-Sector Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Matthew Eagan, CFA	20	$38,934	35	$13,606	100	$31,811	0	$0	0	$0	3	$347
Brian Kennedy	16	$37,838	17	$12,707	104	$31,797	0	$0	0	$0	3	$347
The following table provides information regarding registered investment companies other than the Empower Small Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz, CFA	3	$1,018	3	$636	39	$1,303	0	$0	0	$0	0	$0
Jeffrey Schwartz, CFA	3	$1,018	3	$636	54	$1,279	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ brokerage allocation policies and procedures and Loomis Sayles’ trade allocation and aggregation policies and procedures.
Compensation
Fixed Income Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year
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performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Equity Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm and personal conduct. Investment performance is the primary component of annual bonus and generally represents at least 70% of the total for equity managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s CIO and senior management. The CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Equity and Fixed Income Managers. The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long-term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long-term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a long-term incentive plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third long-term incentive plans are constructed to create mid-term alignment for key positions, including a two-year deferral feature. The second plan is role-based and the third is team-based, which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Ownership of Securities
The portfolio managers did not own any shares of the Fund they manage as of December 31, 2025.
LORD, ABBETT & CO. LLC
Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a Sub-Adviser to the Empower Small Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Lord Abbett dated July 31, 2015, as amended. Lord Abbett, a Delaware limited liability company with its principal business address at 30 Hudson Street, Jersey City, NJ 07302, has been registered as an investment adviser pursuant to the Advisers Act since 1970. Lord Abbett is owned solely by current and former senior professionals of the firm (or by their estate or members of their family) and is not publicly traded.
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ECM is responsible for compensating Lord Abbett, which receives monthly compensation for its services at the annual rate of 0.90% of the average daily net assets on the portion of the Fund that Lord Abbett manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Thomas O’Halloran, J.D., CFA	7	$10,847	1	$212	12	$740	0	$0	0	$0	3	$136
Matthew DeCicco, CFA	9	$11,458	1	$212	1	$1	0	$0	0	$0	0	$0
Vernon Bice, CMT	7	$10,847	1	$212	1	$1	0	$0	0	$0	0	$0
Benjamin Ebel*	5	$10,496	0	$0	0	$0	0	$0	0	$0	0	$0
* Mr. Ebel became a portfolio manager of the Fund on April 30, 2026.
Material Conflicts of Interest Policy
Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the funds and accounts managed by Lord Abbett, including the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted policies and procedures relating to brokerage commissions and soft dollars. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s code of ethics and personal trading policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s insider trading policy sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts in the table referenced above.
Compensation
When used in this section, the term “fund” refers to the Empower Small Cap Growth Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a base salary, discretionary bonus, deferred compensation and profit-sharing plan contributions, if applicable. Portfolio managers who are members of Lord Abbett (“Members”) also receive distributions of the earnings of the investment manager. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Certain portfolio managers may participate in market-based incentive compensation programs based on a percentage of the performance or incentive fees earned by certain funds or accounts that include such fees. These programs are approved by the firm’s Managing Partner, in coordination with appropriate governance structures with senior leader representation.
Fiscal year-end discretionary bonuses, which can be a substantial percentage of overall compensation, particularly for non-Members, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate a fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the fund’s peer groups (as defined from time to time by third-party investment research companies), as well as the fund’s
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peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plans’ earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of the funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
LSV ASSET MANAGEMENT
LSV Asset Management (“LSV”) serves as a Sub-Adviser to the Empower International Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and LSV dated April 27, 2018, as amended. LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, has been registered as an investment adviser pursuant to the Advisers Act since 1994. LSV is a partnership between its management team and current and retired employee partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.
ECM is responsible for compensating LSV, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net assets on the first $1 billion of assets and 0.375% on assets over $1 billion on the portion of the Fund LSV manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts*	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Josef Lakonishok	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Menno Vermeulen, CFA	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Puneet Mansharamani, CFA	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Greg Sleight	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Guy Lakonishok, CFA	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
* These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
Material Conflicts of Interest Policy
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on
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whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the forensic testing committee, consisting of the Chief Legal Officer/Chief Compliance Officer/Chief Risk Officer, Chief Operating Officer, Compliance Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.
Compensation
LSV compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. They also participate in an extensive benefits program, which includes a defined contribution retirement plan.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company (“MFS”) serves as a Sub-Adviser to the Empower International Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and MFS dated December 5, 2013, as amended. MFS, a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199, has been registered as an investment adviser pursuant to the Advisers Act since 1982. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.
ECM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net assets on the portion of the Fund MFS manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	8	$30,165	3	$949	7	$3,587	0	$0	0	$0	0	$0
Philip Evans	8	$30,165	3	$949	7	$3,587	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
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The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary - Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus - Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund/strategy and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2025, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:
Portfolio Manager	Benchmarks
Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index
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Portfolio Manager	Benchmarks
Philip Evans	MSCI EAFE (Europe, Australasia, Far East) Value Index
Benchmarks may include versions and components of indices, custom indices and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan - Portfolio managers also typically benefit from the opportunity to participate in the MFS equity plan. Equity interests are awarded by management on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS, salary level and other factors.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
PEREGRINE CAPITAL MANAGEMENT, LLC
Peregrine Capital Management, LLC (“Peregrine”) serves as a Sub-Adviser to the Empower Small Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Peregrine dated July 29, 2016. Peregrine, a Minnesota limited liability company with its principal business address at 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402, has been registered as an investment adviser pursuant to the Advisers Act since 1984. Peregrine is directly owned by a group of key senior principals.
ECM is responsible for compensating Peregrine, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net assets on the first $200 million of assets and 0.45% on assets over $200 million on the portion of the Fund Peregrine manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul von Kuster, CFA	2	$875	1	$158	12	$763	0	$0	0	$0	0	$0
Ryan Smith, CFA	2	$875	1	$158	12	$763	0	$0	0	$0	0	$0
Samuel Smith, CFA	2	$875	1	$158	12	$763	0	$0	0	$0	0	$0
Allison Lewis, CFA	2	$875	1	$158	12	$763	0	$0	0	$0	0	$0
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Material Conflicts of Interest Policy
Peregrine portfolio managers face inherent conflicts of interest in their day-to-day management of multiple portfolios because clients may have different investment objectives, strategies and risk profiles. For example, to the extent that the portfolio managers manage accounts with different investment strategies, they may from time to time purchase securities, including IPOs, for one account but not another. Additionally, some accounts may have different fee structures, including performance fees, which are or have the potential to be higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Peregrine has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. In practice, portfolios hold the same securities in the same proportionate weightings, subject to client and liquidity constraints and cash flows. Furthermore, Peregrine adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Fund and any personal accounts.
Compensation
Peregrine’s portfolio managers are compensated with a fixed cash salary plus incentives. Peregrine’s compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with clients. Peregrine’s small cap growth equity style limits the number of relationships invested in the product and imposes aggregate asset constraints, enabling portfolio managers to be involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to investment performance relative to standard indices and peer groups over one, three and five years.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investment Management, LLC (“Putnam”) serves as a Sub-Adviser to the Empower Large Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Putnam dated January 1, 2024. Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110, has been registered as an investment adviser pursuant to the Advisers Act since 1971. Putnam is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
ECM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net assets on the first $100 million of assets, 0.35% on the next $150 million of assets, and 0.25% on assets over $250 million on the portion of the Fund Putnam manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	14	$57,546	13	$17,807	10	$1,725	1	$1,073	0	$0	4	$2,723
Lauren DeMore, CFA	14	$57,546	13	$17,807	10	$1,725	1	$1,073	0	$0	4	$2,723
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Material Conflicts of Interest Policy
Like other investment professionals with multiple clients, the Fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front running).
•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•Front running is strictly prohibited.
•The Fund’s portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Fund’s portfolio managers, may also invest in certain pilot accounts. Putnam and, to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation– neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in IPOs).
A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold– for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts
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(including the Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause the Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.
Compensation
Putnam seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(1) Base salary. Each portfolio manager is paid a base salary.
(2) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and restricted shares of Franklin Resources, Inc. stock and mutual fund shares. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Putnam. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Putnam and/or other officers of Putnam, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•Non-investment performance. The more qualitative contributions of the portfolio manager to Putnam’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Putnam’s appraisal.
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(3) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of Putnam.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
RBC GLOBALASSET MANAGEMENT (UK) LIMITED
RBC Global Asset Management (UK) Limited (“RBC GAM UK”) serves as a Sub-Adviser to the Empower Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and RBC GAM UK dated April 1, 2023. RBC GAM UK, a corporation organized under the laws of England and Wales, with its principal business address at 100 Bishopsgate, London EC2N 4AA United Kingdom, has been registered as an investment adviser pursuant to the Advisers Act since 2013. RBC GAM UK is an indirect, wholly-owned subsidiary of the Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. RBC is a financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis.
ECM is responsible for compensating RBC GAM UK, which receives monthly compensation for its services at the annual rate of 0.25% of the average daily net assets on the first $100 million of assets and 0.20% on all assets over $100 million on the portion of the Fund RBC GAM UK manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Mark Dowding	4	$875	9	$11,864	33	$15,118	0	$0	1	$322	0	$0
Kaspar Hense, CFA	2	$465	14	$13,691	22	$13,251	0	$0	2	$323	0	$0
James Bailey*	2	$465	3	$2,651	12	$2,866	0	$0	0	$0	0	$0
* Mr. Bailey became a portfolio manager of the Fund on April 30, 2026.
Material Conflicts of Interest Policy
RBC GAM UK provides a variety of discretionary and non-discretionary investment advisory services and products to its clients. As a result, the following potential and actual conflicts of interest, among others, are presented to RBC GAM UK in the operation of its investment advisory services:
•RBC GAM UK faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.
•RBC GAM UK may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets and, in that case, have discretion over the composition of such distributions. Accordingly, RBC GAM UK may face conflicts of interest with respect to redeeming investors and remaining investors.
•RBC GAM UK may collect greater compensation for certain funds or accounts than that received for a fund or may receive performance-based compensation. This may create a potential conflict of interest for RBC GAM UK or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time or attention.
•Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities
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transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, RBC GAM UK may have an incentive to allocate trades or investment opportunities to certain accounts or funds.
•As a result of information barriers, personnel within RBC GAM UK may trade differently from a fund. Also, if RBC GAM UK obtains material non-public confidential information as part of its business activities with other clients, it may be restricted from purchasing or selling securities for a fund.
•Where RBC GAM UK advises both sides of a transaction (cross transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit its decision to engage in these transactions. RBC GAM UK may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions and has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any cross transactions will be effected in accordance with fiduciary requirements and applicable law.
•RBC GAM UK’s participation in certain markets or its actions for particular clients could also restrict or affect a fund’s ability to transact in those markets.
•Potential conflicts of interest also exist when RBC GAM UK has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon RBC GAM UK by law, regulation, contract or internal policies. They could prevent a fund from purchasing particular financial instruments, even if the financial instruments would otherwise meet the fund’s objectives.
•RBC GAM UK may value an identical asset differently than another division or unit within RBC GAM UK values the asset. RBC GAM UK may also value an identical asset differently in different accounts or funds.
•Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or RBC GAM UK voting differently to its affiliates or the advice given by its affiliates to their clients.
•Subject to applicable law, RBC GAM UK may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that they provide to funds in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
•RBC GAM UK and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of fund shares, as well as sponsor various educational programs, sales contests and/or promotions. RBC GAM UK, the distributor and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.
To address the types of conflicts referred to above, RBC GAM UK has adopted policies and procedures under which it will detect, manage or mitigate them in a manner that it believes is consistent with its obligations as an investment adviser.
Compensation
All employees are evaluated and rewarded annually during the yearly compensation review process. RBC GAM UK has a remuneration committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. RBC GAM UK operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to portfolio performance and takes into account the profitable growth of each investment team’s business.
RBC GAM UK continues to operate a discretionary deferred bonus arrangement for all employees awarded bonuses over a certain threshold. Under this arrangement, qualifying bonus awards are made in the form of conditional investments in advisory accounts managed by RBC GAM UK which vest at the end of a three-year period. Unvested bonus awards will typically be forfeited by a departing employee.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
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T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. (“TRPA”) serves as a Sub-Adviser to the Empower Large Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and TRPA dated December 5, 2013, as amended. TRPA, a Maryland corporation with its principal business address at 1307 Point Street, Baltimore, Maryland 21231, has been registered as an investment adviser pursuant to the Advisers Act since 1947. TRPA is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
ECM is responsible for compensating TRPA, which receives monthly compensation for its services at the following annual rates on all assets for the portion of the Fund TRPA manages:
Annual Fee Rate	Assets
0.475%	First $50 million
0.425%	Next $50 million
0.375%	Reset at $100 million
0.325%	Reset at $200 million
0.30%	Reset at $500 million
0.275%	Over $500 million
0.275%	Reset at $1 billion
0.25%	Reset at $1.5 billion
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John Linehan, CFA	12	$32,808	29	$32,271	9	$2,719	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Portfolio managers at TRPA and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. TRPA also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. TRPA and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which TRPA acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. TRPA acts as sub-adviser to two mutual funds offered by Morningstar. TRPA and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of TRPA or its affiliates.
TRPA and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and TRPA or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to TRPA), which may be the same as or different from those made to the Fund. In addition, TRPA may refrain from rendering any advice or services concerning securities of companies
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of which any of TRPA’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which TRPA or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.
Additional potential conflicts may be inherent in TRPA’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interest. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, TRPA or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for TRPA or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, TRPA or its affiliates may take actions in order to mitigate legal risks to TRPA or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and TRPA or its affiliates, on the other. These conflicts will not always be resolved in favor of the client. In addition, conflicts may exist between different clients of TRPA or its affiliates. TRPA and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, TRPA or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect TRPA or its affiliates’ clients. Additional potential conflicts may be inherent in TRPA’s use of multiple strategies. Regulatory requirements may prohibit TRPA or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting TRPA or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. TRPA or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of TRPA or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. TRPA or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which TRPA clients (including the T. Rowe Price funds) hold positions in multiple parts of the capital structure of an issuer, TRPA or its affiliates may not pursue certain actions that may otherwise be available. TRPA and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, TRPA may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of TRPA clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which TRPA or its affiliates and other clients of TRPA or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. TRPA (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and TRPIM, as appropriate) evaluates performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are
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typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in a fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to TRPA’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of TRPA’s long-term success and are generally taken into consideration.
All employees of TRPA, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase TRPA common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Securities
The portfolio manager did not own any shares of the Fund as of December 31, 2025.
T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
T. Rowe Price Investment Management, Inc. (“TRPIM”) serves as the Sub-Adviser to the Empower T. Rowe Price Mid Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and TRPIM dated March 7, 2022, as amended. TRPIM, a Maryland corporation with its principal business address at 1307 Point Street, Baltimore, Maryland 21231, has been registered as an investment adviser pursuant to the Advisers Act since 2021. TRPIM is a wholly-owned subsidiary of T. Rowe Price Associates, Inc. (“TRPA”), which itself is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
ECM is responsible for compensating TRPIM, which receives monthly compensation for its services at the following annual rates on all assets for the portion of the Fund TRPIM manages:
Annual Fee Rate	Assets
0.50%	First $1 billion
0.415%	Reset at $1 billion
0.41%	Reset at $2 billion
0.405%	Reset at $3 billion
0.40%	Reset at $5.5 billion
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ashley Woodruff, CFA	7	$37,146	6	$12,452	5	$869	0	$0	0	$0	0	$0
Donald Easley, CFA	7	$37,146	5	$4,018	5	$869	0	$0	0	$0	0	$0
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Material Conflicts of Interest Policy
Portfolio managers at TRPIM and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. TRPIM also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. TRPIM and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which TRPIM acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. TRPIM acts as sub-adviser to two mutual funds offered by Morningstar. TRPIM and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of TRPIM or its affiliates.
TRPIM and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and TRPIM or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to TRPIM), which may be the same as or different from those made to the Fund. In addition, TRPIM may refrain from rendering any advice or services concerning securities of companies of which any of TRPIM’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which TRPIM or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.
Additional potential conflicts may be inherent in TRPIM’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interest. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, TRPIM or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for TRPIM or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, TRPIM or its affiliates may take actions in order to mitigate legal risks to TRPIM or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and TRPIM or its affiliates, on the other. These conflicts will not always be resolved in favor of the client. In addition, conflicts may exist between different clients of TRPIM or its affiliates. TRPIM and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, TRPIM or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect TRPIM or its affiliates’ clients. Additional potential conflicts may be inherent in TRPIM’s use of multiple strategies. Regulatory requirements may prohibit TRPIM or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting TRPIM or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. TRPIM or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of TRPIM or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit
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to different classes of securities or different parts of the capital structure of a single issuer. TRPIM or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which TRPIM clients (including the T. Rowe Price funds) hold positions in multiple parts of the capital structure of an issuer, TRPIM or its affiliates may not pursue certain actions that may otherwise be available. TRPIM and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, TRPIM may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of TRPIM clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which TRPIM or its affiliates and other clients of TRPIM or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. TRPIM (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and TRPA, as appropriate) evaluates performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in a fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to TRPIM’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of TRPIM’s long-term success and are generally taken into consideration.
All employees of TRPIM, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase TRPIM common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio managers.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
VICTORY CAPITAL MANAGEMENT INC.
Victory Capital Management Inc. (“Victory Capital”) serves as a Sub-Adviser to the Empower Large Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Victory Capital dated April 1, 2025. Victory Capital, a New York corporation with its principal business address at 15935 La Cantera Parkway, San Antonio, TX 78256, has been registered as an investment adviser pursuant to the Advisers Act since 1972. Victory Capital is a wholly-owned subsidiary of Victory Capital Operating, LLC, which is a wholly-owned subsidiary of VCH Holdings, LLC, which is a wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded, global asset management firm.
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ECM is responsible for compensating Victory Capital, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net assets on the first $500 million of assets, 0.24% on the next $500 million of assets and 0.225% on assets over $1 billion on the portion of the Fund Victory Capital manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Acheson	1	$7,064	3	$4,929	37	$7,163	0	$0	1	$3,606	0	$0
Yves Raymond	1	$7,064	3	$4,929	36	$6,916	0	$0	1	$3,606	0	$0
David Chamberlain	1	$7,064	3	$4,929	37	$7,163	0	$0	1	$3,606	0	$0
Material Conflicts of Interest Policy
Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Fund, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a code of ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.
Compensation
Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio
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or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
VIRTUS FIXED INCOME ADVISERS, LLC
Virtus Fixed Income Advisers, LLC (“VFIA”) serves as a Sub-Adviser to the Empower Multi-Sector Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and VFIA dated July 1, 2022. VFIA, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, has been registered as an investment adviser pursuant to the Advisers Act since 2008. VFIA is a wholly-owned subsidiary of Virtus Partners, Inc., a provider of asset management solutions for individual and institutional investors.
ECM is responsible for compensating VFIA, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net assets on the portion of the Fund VFIA manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
David Albrycht, CFA	21	$8,500	2	$139	5	$38	1	$324	0	$0	0	$0
Benjamin Caron, CFA	7	$1,978	2	$139	0	$0	0	$0	0	$0	0	$0
Stephen Hooker, CFA	3	$739	0	$0	4	$75	1	$324	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. VFIA makes investment decisions for all accounts (including institutional accounts, mutual funds, closed-end funds, actively managed exchange-traded funds and UCITS accounts) based on each account’s access to other comparable investment opportunities and VFIA’s desire to treat all accounts fairly and equitably over time. VFIA maintains trade allocation and aggregation policies and procedures to address these potential conflicts.
Compensation
The VFIA compensation package for all investment professionals is outlined below. While the exact percentage of compensation derived from each category will vary slightly from professional to professional and from year to year, on average, the breakdown for professional compensation has been as follows:
•Base Salary: 45% - Each investment professional is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment
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management professionals.
•Incentive Bonus: 45% - An “incentive bonus” can be defined as a cash award targeted to reward portfolio performance, acquisition of new assets, client feedback and the achievement of overall firm-wide goals. Incentive bonus pools are based upon individual firm profits and in some instances overall profitability of VFIA’s parent, Virtus Partners, Inc. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus restricted stock units. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.
•Long-Term Bonus: 10% - A “long-term bonus” can be defined as equity options targeted to reward similar performance parameters. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.
Other Benefits: Investment professionals are also eligible to participate in broad-based plans offered generally to VFIA employees, including 401(k), health and other employee benefit plans.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
WELLINGTON MANAGEMENT COMPANY LLP
Wellington Management Company LLP (“Wellington”) serves as a Sub-Adviser to the Empower Core Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Wellington dated April 10, 2017. Wellington, a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210, has been registered as an investment adviser pursuant to the Advisers Act since 1979. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
ECM is responsible for compensating Wellington, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net assets on the first $100 million of assets, 0.12% on the next $150 million of assets and 0.10% on all assets over $250 million on the portion of the Fund Wellington manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Marvan, CFA*	16	$16,786	19	$16,502	67	$38,091	0	$0	1	$8	1	$430
Campe Goodman, CFA	15	$16,998	11	$6,735	38	$19,138	0	$0	1	$1,471	1	$430
Robert Burn, CFA	15	$16,889	7	$415	34	$18,794	0	$0	1	$76	1	$430
Jeremy Forster	14	$9,904	25	$1,502	38	$21,734	0	$0	0	$0	1	$430
Connor Fitzgerald, CFA	13	$14,983	19	$21,920	91	$41,940	0	$0	3	$2,851	5	$1,019
* Effective June 30, 2026, Mr. Marvan will retire and no longer be a portfolio manager of the Fund.
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Material Conflicts of Interest Policy
Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. The Fund’s portfolio managers listed above who are primarily responsible for the day-to-day management of the Fund generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The portfolio managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one account and not another account and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar and, in some cases, nearly identical, objectives, strategies and/or holdings to those of the Fund.
The portfolio managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. The portfolio managers also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the portfolio managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the managers in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given portfolio managers. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington receives a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington, ECM and Empower Funds on behalf of the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2025.
Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the portfolio manager and generally each other account managed by such portfolio manager. Each portfolio manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund compared to the Bloomberg U.S. Aggregate Bond Index over one-, three- and five-year periods, with an emphasis on five-year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these portfolio managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate
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based on other factors. Each partner is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marvan, Fitzgerald, Goodman and Burn are partners.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
Principal Underwriter
EFSI serves as principal underwriter and distributor of Empower Funds’ shares. EFSI is an affiliate of ECM and is a broker-dealer registered under the 1934 Act and a member of FINRA. EFSI is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Service Agreements
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a Shareholder Services Fee equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class, Investor II Class, Service Class and Class L shares of the Funds. To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity. For the fiscal years ended December 31, 2023, 2024 and 2025, Empower was paid the following for its services to the Funds:
Fund	2025	2024	2023
Empower Aggressive Profile Fund	$2,403,479	$2,299,071	$1,785,147
Empower Ariel Mid Cap Value Fund*	$0	$0	$292,773
Empower Bond Index Fund	$12,051,671	$10,261,691	$8,832,074
Empower Conservative Profile Fund	$4,707,599	$4,284,618	$3,286,143
Empower Core Bond Fund	$71,413	$83,533	$84,380
Empower Emerging Markets Equity Fund	$3,593,695	$2,456,826	$986,285
Empower Global Bond Fund	$50,769	$57,627	$67,775
Empower High Yield Bond Fund	$1,302,805	$797,575	$683,078
Empower Inflation-Protected Securities Fund	$11,417	$14,148	$14,995
Empower International Growth Fund	$68,487	$71,895	$75,458
Empower International Index Fund	$7,190,984	$5,047,108	$3,280,228
Empower International Value Fund	$795,549	$857,646	$1,787,156
Empower Large Cap Growth Fund	$2,795,109	$2,420,011	$1,815,860
Empower Large Cap Value Fund	$1,248,794	$1,376,177	$2,036,295
Empower Lifetime 2015 Fund	$1,444,356	$1,506,748	$1,624,111
Empower Lifetime 2020 Fund	$1,524,227	$1,272,470	$1,168,363
Empower Lifetime 2025 Fund	$4,618,734	$3,918,484	$3,676,806
Empower Lifetime 2030 Fund	$3,086,337	$1,938,555	$1,403,761
Empower Lifetime 2035 Fund	$5,148,388	$4,266,480	$3,836,253
Empower Lifetime 2040 Fund	$2,304,866	$1,573,037	$1,098,050
Empower Lifetime 2045 Fund	$3,736,276	$3,123,415	$2,633,744
Empower Lifetime 2050 Fund	$1,560,220	$1,115,730	$735,144
Empower Lifetime 2055 Fund	$1,744,821	$1,478,198	$1,184,948
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Fund	2025	2024	2023
Empower Lifetime 2060 Fund	$348,314	$201,374	$101,324
Empower Lifetime 2065 Fund**	$100	$0	$0
Empower Mid Cap Value Fund	$370,467	$181,835	$144,964
Empower Moderate Profile Fund	$6,960,131	$5,507,983	$4,858,727
Empower Moderately Aggressive Profile Fund	$4,051,280	$3,115,061	$2,510,819
Empower Moderately Conservative Profile Fund	$3,275,551	$2,358,856	$1,815,777
Empower Multi-Sector Bond Fund	$1,554,108	$1,332,349	$889,370
Empower Real Estate Index Fund	$1,894,253	$1,815,549	$1,423,569
Empower S&P 500 Index Fund	$20,152,856	$14,938,352	$9,538,151
Empower S&P Mid Cap 400 Index Fund	$4,206,824	$3,211,486	$2,663,427
Empower S&P Small Cap 600 Index Fund	$3,017,647	$2,400,849	$1,694,432
Empower SecureFoundation Balanced Fund	$1,826,541	$2,113,860	$2,289,892
Empower Short Duration Bond Fund	$320,590	$221,255	$228,627
Empower Small Cap Growth Fund	$21,868	$24,912	$20,631
Empower Small Cap Value Fund	$249,298	$250,373	$491,898
Empower T. Rowe Price Mid Cap Growth Fund	$3,180,863	$3,353,547	$3,142,471
Empower U.S. Government Securities Fund	$326,824	$697,270	$1,323,084
* The Fund merged into the Empower Mid Cap Value Fund on October 25, 2024.
** The Fund commenced operations on January 10, 2025.
Rule 12b-1 Plans
Service Class Distribution Plan
The Lifetime Funds and SecureFoundation Balanced Fund (for purposes of this section, the “Fund(s)”) have adopted a distribution or Rule 12b-1 plan (for purposes of this section, “Distribution Plan”) for their Service Class shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans that reimburse only for expenses incurred. The Distribution Plan allows the Service Class shares of the Funds to compensate the Distributor for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Service Class shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Service Class shareholders.
The Distribution Plan provides for a fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of a Fund). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the terms of the Distribution Plan, it continues from year to year with respect to each Fund, provided its continuance is approved annually by votes cast in person or otherwise, as permitted by the 1940 Act rules and interpretations thereunder, at a meeting of the majority of both (a) the Board with respect to the Funds and (b) those directors of Empower Funds who are not “interested persons” of Empower Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Fund to increase materially the maximum amount of the distribution or service fees unless such amendment is approved by a majority of the outstanding voting Service Class shares of the relevant Fund. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to its annual continuance. The Distribution Plan may be terminated at any time with respect to any relevant Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Service Class shares of the relevant Fund. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Distribution Plan and the purpose for such expenditures.
The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Fund and the Service Class shareholders of each Fund.
The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Fund might be considered as indirectly financing any activity that is primarily intended to result in the sale of the Fund’s shares, the payment by the Fund of such fees is authorized under the Distribution Plan.
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The Distributor has entered into and will enter into agreements with selected broker-dealers and other financial intermediaries, including insurance companies (collectively, “financial intermediaries”) pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling or supporting the sale of Service Class shares or providing services to shareholders of the Funds’ Service Class shares.
For the fiscal year ended December 31, 2025, the following Rule 12b-1 payments were made to the Distributor for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders:
Fund	Payments*	Amount Waived
Empower Lifetime 2015 Fund	$97,512	$0
Empower Lifetime 2020 Fund	$9,165	$0
Empower Lifetime 2025 Fund	$346,582	$0
Empower Lifetime 2030 Fund	$31,464	$0
Empower Lifetime 2035 Fund	$506,027	$0
Empower Lifetime 2040 Fund	$24,706	$0
Empower Lifetime 2045 Fund	$360,045	$0
Empower Lifetime 2050 Fund	$22,317	$0
Empower Lifetime 2055 Fund	$239,496	$0
Empower Lifetime 2060 Fund	$2,745	$0
Empower Lifetime 2065 Fund	$15	$11
Empower SecureFoundation Balanced Fund	$50,174	$0
* Amount of payments shown does not reflect Rule 12b-1 payments waived by the Distributor with respect to initial seed capital invested by ECM.
Class L Distribution and Service Plan
Certain Funds have adopted a distribution and service or Rule 12b-1 plan (for purposes of this section, “Distribution Plan”) for their Class L shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans that reimburse only for expenses incurred. The Distribution Plan allows the Class L shares of certain Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Funds and/or for providing or arranging for the provision of services to such Funds’ Class L shareholders.
The Distribution Plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of a Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the terms of the Distribution Plan, it continues from year to year with respect to each Fund that offers Class L shares, provided its continuance is approved annually by votes cast in person or otherwise, as permitted by the 1940 Act rules and interpretations thereunder, at a meeting of the majority of both (a) the Board with respect to such Funds and (b) Independent Plan Directors. The Distribution Plan may not be amended with respect to any Fund to increase materially the maximum amount of the distribution or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Fund. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to its annual continuance. The Distribution Plan may be terminated at any time with respect to any relevant Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Fund. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Distribution Plan and the purpose for such expenditures.
The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Fund that offers Class L shares and the Class L shareholders of each such Fund.
The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Fund that offers Class L shares might be considered as indirectly financing any activity that is primarily intended to result in the sale of Class L shares, the payment by such Fund of such fees is authorized under the Distribution Plan.
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The Distributor has entered into and will enter into agreements with financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling or supporting the sale of Class L shares or providing services to shareholders of the Funds’ Class L shares.
For the fiscal year ended December 31, 2025, the following Rule 12b-1 payments were made to the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders:
Fund	Payments*	Amount Waived
Empower Conservative Profile Fund	$21,883	$0
Empower Moderate Profile Fund	$250,860	$0
Empower Moderately Conservative Profile Fund	$67,942	$0
Empower S&P Mid Cap 400 Index Fund	$110,439	$0
Empower S&P Small Cap 600 Index Fund	$59,517	$0
Empower SecureFoundation Balanced Fund	$446,819	$0
* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by ECM.
Other Service Providers
Custodian
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, is custodian of the assets for all Funds, other than the portion of the Empower Global Bond Fund sub-advised by Insight North America, LLC, the Profile Funds, the Lifetime Funds and SecureFoundation Balanced Fund, each of which are self-custodied.
The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the sub-custodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
Transfer and Dividend Paying Agent
SS&C Global Investor & Distribution Solutions, Inc., 1055 Broadway Blvd., Kansas City, MO 64105, serves as Empower Funds’ transfer agent and dividend paying agent.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Empower Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Empower Funds and provides other audit and related services.
Securities Lending Activities
The Bank of New York Mellon is the securities lending agent of the Funds and provides services to the Funds, including the following: coordinating the selection of securities to be loaned to approved borrowers, negotiating the loan terms, monitoring the value of the securities loaned and corresponding collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring dividends, managing recalls of loaned securities and termination of loans, and recordkeeping.
See the tables in Appendix D, which provide the dollar amounts of income and fees or compensation related to securities lending activities for each Fund during the most recent fiscal year ended December 31, 2025.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions and Selection
Subject to the direction of the Board, ECM or a Sub-Adviser for those Funds that are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Empower Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither ECM nor any Sub-Adviser has an obligation to deal with any particular broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is
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the policy of ECM or a Sub-Adviser, as applicable, to seek best execution, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While ECM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of ECM or the Sub-Advisers, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.
Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in OTC equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such OTC transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading OTC securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) that is paid by the issuer to the underwriter or dealer.
In selecting brokers and dealers through which to effect portfolio transactions for Empower Funds, ECM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers and cause a Fund to pay commissions to such brokers or dealers furnishing such services that are in excess of commissions that another broker or dealer may have charged for the same transaction. The arrangements under which ECM and the Sub-Advisers may do so include client commission arrangements. Under client commission arrangements, brokers to which a Fund has paid a commission may pay a portion of the commission to third-party providers of research services. Such investment research information or services provided ordinarily consists of assessments and analyses of the business or prospects of a company, industry or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics and may also include subscriptions to financial periodicals and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions, as well as other investment research information or services within the eligibility requirements of Section 28(e) of the 1934 Act. Some investment research information or services may be used by ECM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where ECM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by ECM or a Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.
ECM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in, making investment decisions for a Fund, the transactions of which are directed to the broker or dealer providing the investment research information or services.
If it is in the best interests of one or more Funds and other ECM client accounts, ECM may, to the extent permitted by applicable law, but is not required to, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, ECM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, ECM may consider the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser’s policies and procedures.
For the fiscal years ended December 31, 2023, 2024 and 2025, the below Funds paid commissions as follows:
Fund Name	2025	2024	2023
Empower Ariel Mid Cap Value Fund*	$0	$28,369	$36,429
Empower Core Bond Fund	$0	$2,939	$0
Empower Emerging Markets Equity Fund	$2,019,354	$1,389,023	$1,259,246
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Fund Name	2025	2024	2023
Empower High Yield Bond Fund	$2,126	$3,128	$6,675
Empower International Growth Fund	$364,170	$220,908	$251,035
Empower International Index Fund	$24,413	$28,362	$39,940
Empower International Value Fund	$348,317	$250,270	$307,620
Empower Large Cap Growth Fund	$205,528	$130,062	$175,489
Empower Large Cap Value Fund	$182,083	$249,213	$231,069
Empower Mid Cap Value Fund	$0	$157,742	$141,401
Empower Multi-Sector Bond Fund	$0	$2,304	$353
Empower Real Estate Index Fund	$21,385	$15,614	$22,937
Empower S&P 500 Index Fund	$37,503	$36,348	$49,245
Empower S&P Mid Cap 400 Index Fund	$15,060	$30,167	$43,125
Empower S&P Small Cap 600 Index Fund	$17,252	$37,324	$39,419
Empower Small Cap Growth Fund	$416,569	$139,105	$130,947
Empower Small Cap Value Fund	$0	$391,767	$552,026
Empower T. Rowe Price Mid Cap Growth Fund	$391,558	$251,362	$246,405
*
The Fund merged into the Empower Mid Cap Value Fund on October 25, 2024.
Regular Broker-Dealers
The Funds are required to identify any securities of their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) that the Funds may hold at the close of their most recent fiscal year. Regular brokers or dealers of the Funds are the ten brokers or dealers that, during the most recent fiscal year, (1) received the greatest dollar amounts of brokerage commissions from each Fund’s portfolio transactions, (2) engaged as principal in the largest dollar amounts of portfolio transactions of each Fund, or (3) sold the largest dollar amounts of each Fund’s shares.
During the fiscal year ended December 31, 2025, certain Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended December 31, 2025.
Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Empower Bond Index
JP Morgan Securities LLC	$28,699
Morgan Stanley & Co LLC	$23,814
Citigroup Global Markets, Inc.	$21,406
Goldman Sachs & Co.	$19,444
Wells Fargo Securities LLC	$16,856
Barclays Capital, Inc.	$7,719
Bank of Montreal	$2,339
Merrill Lynch, Pierce, Fenner & Smith Inc	$539
Empower Core Bond Fund
JP Morgan Securities LLC	$5,035
Morgan Stanley & Co LLC	$4,976
Citigroup Global Markets, Inc.	$3,276
Wells Fargo Securities LLC	$2,897
Barclays Capital, Inc.	$2,431
Goldman Sachs & Co.	$1,063
Bank of Montreal	$597
BNP Paribas Securities Corp.	$488
Merrill Lynch, Pierce, Fenner & Smith Inc	$318
Empower Global Bond Fund
BNP Paribas Securities Corp.	$2,009
Morgan Stanley & Co LLC	$1,863
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Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Citigroup Global Markets, Inc.	$1,775
Citadel Securities LLC	$1,317
Barclays Capital, Inc.	$465
Empower Inflation-Protected Securities Fund
Barclays Capital, Inc.	$2,907
Wells Fargo Securities LLC	$1,875
Bank of Montreal	$1,008
BNP Paribas Securities Corp.	$624
Citigroup Global Markets, Inc.	$618
Morgan Stanley & Co LLC	$602
Empower International Index Fund
BNP Paribas Securities Corp.	$15,210
Barclays Capital, Inc.	$13,955
Empower International Value Fund
BNP Paribas Securities Corp.	$6,452
Barclays Capital, Inc.	$5,623
Empower Large Cap Growth Fund
Goldman Sachs & Co.	$19,957
Empower Large Cap Value Fund
Citigroup Global Markets, Inc.	$61,278
JP Morgan Securities LLC	$30,975
Goldman Sachs & Co.	$14,420
Wells Fargo Securities LLC	$12,042
Morgan Stanley & Co LLC	$1882
Empower Multi-Sector Bond Fund
Morgan Stanley & Co LLC	$10,965
JP Morgan Securities LLC	$4,588
Citigroup Global Markets, Inc.	$3,721
Wells Fargo Securities LLC	$3,570
Barclays Capital, Inc.	$1,412
Goldman Sachs & Co.	$1,346
Citadel Securities LLC	$779
Empower Short Duration Bond Fund
Morgan Stanley & Co LLC	$8,516
Goldman Sachs & Co.	$6,818
Citigroup Global Markets, Inc.	$6,494
JP Morgan Securities LLC	$4,369
Wells Fargo Securities LLC	$859
Bank of Montreal	$383
Barclays Capital, Inc.	$331
Empower S&P 500 Index Fund
JP Morgan Securities LLC	$135,386
Wells Fargo Securities LLC	$45,095
Goldman Sachs & Co.	$40,883
Morgan Stanley & Co LLC	$33,143
Citigroup Global Markets, Inc.	$32,144
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Funds. The existence or
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level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from a Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. EAFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds, are not considered a factor in the selection of broker-dealers to execute Empower Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in each Fund’s prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
CAPITAL STOCK AND OTHER SECURITIES
Capital Stock
Description of Shares
Shares of beneficial interest of each Fund are redeemable at their net asset value at the option of the shareholder or at the option of such Fund in certain circumstances. Empower Funds allocates money and other property it receives from the issue or sale of shares of each of its series and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Empower Funds’ books of account, and are charged with the expenses of such Fund and its respective classes. Empower Funds allocates any general expenses of Empower Funds not readily identifiable as belonging to a particular series of Empower Funds by or under the direction of the Board, primarily on the basis of a Fund’s relative net assets or other relevant factors.
Multiple Class Structure
The Board has adopted a multiple class plan, as amended, pursuant to Rule 18f-3 under the 1940 Act. Funds that offer only two classes of shares do not have sales charges or distribution fees. Certain Funds offer three or more classes of shares. The Institutional Class, Investor Class and Investor II Class shares offered with certain Funds do not have sales charges or distribution fees. The Class L and Service Class shares offered with certain Funds do not have sales charges but have a distribution and service fee (or 12b-1 fee).
•Each Fund currently offers Institutional and Investor Class shares.
•The Empower Large Cap Value Fund currently also offers Investor II Class shares.
•Each of the Lifetime Funds and the SecureFoundation Balanced Fund currently also offer Service Class shares.
•The Empower Conservative Profile Fund, Empower Moderate Profile Fund, Empower Moderately Conservative Profile Fund, Empower S&P Mid Cap 400 Index Fund, Empower S&P Small Cap 600 Index Fund and SecureFoundation Balanced Fund currently also offer Class L shares.
Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. There are no material obligations or potential liabilities associated with owning a Fund’s shares except the investment risks described in the Fund’s prospectus and summary prospectus, and in this SAI in the section “Description of the Funds’ Investments and Risks.” Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.
Voting Rights
The shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets. If not so terminated, Empower Funds and each Fund will continue indefinitely.
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Shareholders of each Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). The voting rights of each class of shares can only be modified by a majority vote of that class.
Dividend rights, the right of redemption, and exchange privileges are described in each Fund’s prospectus. There are no sinking fund provisions.
Forum Selection
Unless Empower Funds consents in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of Empower Funds, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Empower Funds to Empower Funds or Empower Funds’ stockholders, (3) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or Empower Funds’ Articles of Incorporation or By-Laws, (4) any action to interpret, apply, enforce or determine the validity of Empower Funds’ Articles of Incorporation or By-Laws or (5) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of Empower Funds shall be (a) deemed to have notice of and consented to the provisions of this Article, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (1) the personal jurisdiction of the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado in connection with any action brought in any such courts to enforce the first paragraph hereof (an “Enforcement Action”) and (2) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
If any provision or provisions in Article XVI of Empower Funds’ By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article XVI of Empower Funds’ By-Laws (including, without limitation, each portion of any sentence of Article XVI of Empower Funds’ By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
TAXATION OF THE FUNDS
The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in its prospectus. No attempt is made to present a detailed explanation of the tax treatment of Empower Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is generally to be treated as a separate corporation. Accordingly, each Fund has sought and will continue to seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on its income and gains from investments that it timely distributes to its shareholders in the form of dividends, provided that it distributes at least 90% of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a Fund must derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts)
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derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as such term is defined under the Code) (the “Income Requirement”). Among other things, a Fund is also subject to certain investment diversification requirements under Subchapter M of the Code to qualify as a RIC. Each Fund also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable contract holders that have chosen a Fund as an investment option under their contracts will continue to qualify for tax deferral. If a Fund fails to comply with the diversification and other requirements of Code Section 817(h) and the Treasury regulations thereunder, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts. The requirements for qualification as a RIC and the requirements of Code section 817(h) may limit the extent to which a Fund may invest in some investments.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In addition, if for any taxable year a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The Code provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not due to willful neglect and the RIC, among other things, pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not due to willful neglect and the RIC, among other things, pays a monetary penalty.
If a Fund were to fail to qualify as a RIC for one or more taxable years and it was ineligible to or otherwise did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund’s shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the Internal Revenue Service (the “IRS”) interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and Treasury regulations, if a Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund’s assets over the Fund’s basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.
If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s net asset value.
Excise Tax on RICs
In order to avoid liability for a nondeductible 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) and (3) any amounts retained from the previous calendar years that were not distributed during such calendar year and on which the Fund paid no federal income tax. The Funds intend to qualify for an exception or make sufficient distributions or deemed distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax, but can give no assurances that all or a portion of such liability will be avoided. However, investors should note that the Funds may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Taxation of Fund Investments
Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.
In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the
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security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).
A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses or affect the character of gains and losses derived by the Fund. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.
A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
As a result of entering into swap agreements, a Fund may make or receive net periodic payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Net periodic payments received by a Fund will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification for treatment as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Income Requirement. However, under the diversification requirements under Subchapter M of the Code, among other things, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of one or more qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the excise tax discussed above. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will first constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally thereafter constitute capital gain for federal income tax purposes.
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Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.
If a Fund receives a so-called “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”) or gain from the disposition of such stock, the Fund itself may be subject to federal income tax on a portion of the excess distribution or gain from the disposition of such shares, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets (by value or tax basis in certain cases) produces passive income or is held for the production of passive income or 75% or more of its gross income for the taxable year is passive income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock may be treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at a Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each election described above must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. In some circumstances, a Fund may not be able to make either of the elections. Amounts taken into account by virtue of either election would be subject to the 90% and excise tax distribution requirements described above. A Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of federal income tax consequences is based on our understanding of the Code, U.S. Treasury regulations issued thereunder, court decisions, administrative authority, and other applicable authority as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in a Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Specifically, except as otherwise noted, the foregoing discussion summarizes certain federal income tax consequences solely for investors (1) who are beneficial owners of the shares of a Fund, (2) hold such shares as capital assets and (3) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as
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financial institutions, real estate investment trusts, regulated investment companies and retirement plans). Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of a Fund before making an investment in such Fund.
UNDERWRITERS
The principal underwriting agreement between Empower Funds and EFSI calls for EFSI to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Empower Funds, which are continuously offered at net asset value. The principal underwriter did not retain any underwriting commissions during the fiscal years ended December 31, 2023, 2024 and 2025.
Compensation received by the principal underwriter during the Funds’ fiscal year ended December 31, 2025:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
FINANCIAL STATEMENTS
Empower Funds’ audited financial statements and financial highlights as of December 31, 2025, together with the notes thereto and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are incorporated by reference to Empower Funds’ Forms N-CSR filed via EDGAR on February 26, 2026 (File No. 811-03364). The hyperlinks to the Empower Funds’ N-CSR filings are below:
Empower Funds’ N-CSR
Empower Bond Index Fund	Empower Real Estate Index Fund
Empower Core Bond Fund	Empower S&P 500 Index Fund
Empower Emerging Markets Equity Fund	Empower S&P Mid Cap 400 Index Fund
Empower Global Bond Fund	Empower S&P Small Cap 600 Index Fund
Empower High Yield Bond Fund	Empower Short Duration Bond Fund
Empower Inflation-Protected Securities Fund	Empower Small Cap Growth Fund
Empower International Growth Fund	Empower Small Cap Value Fund
Empower International Index Fund	Empower T. Rowe Price Mid Cap Growth Fund
Empower International Value Fund	Empower U.S. Government Securities Fund
Empower Large Cap Growth Fund	Empower Profile Funds
Empower Large Cap Value Fund	Empower Lifetime Funds
Empower Mid Cap Value Fund	Empower SecureFoundation Balanced Fund
Empower Multi-Sector Bond Fund
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APPENDIX A
Long Term Obligation Ratings by Moody’s
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by S&P
AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
A-1

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
A-2

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A-3

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
A copy of Empower Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.
Empower Funds, Inc.
Investment Company Compliance Policies and Procedures
Proxy Voting Procedures
Policy
It is the policy of Empower Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Empower Capital Management, LLC (“ECM”) as part of ECM’s general management of the Fund. If ECM employs a sub-adviser for all or part of a Fund, the sub-advisory agreement will normally note that ECM assigns proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:
1.
On an annual basis the policies and procedures and voting guidelines for ECM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares will be reviewed by Investment Advisory Compliance.
2.
The Fund at any time reserves the right to revoke in whole or in part the delegation to ECM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.
3.
The sub-adviser will provide the Fund a report of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year. The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX.
4.
The Fund shall include in all future registration statements:
a) A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and
b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address, or both, and on the SEC website.
5.
The Fund shall include in its Annual and Semi-Annual Reports to shareholders:
a) A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address, and on the SEC website.
b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address, or both, and on the SEC website.
6. The Fund shall review the proxy voting policies and procedures of ECM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 under the Advisers Act, as applicable.
Responsibilities
The Legal Department, with assistance from the Investment Administration Department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of Form N-PX required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.

Empower Capital Management, LLC
Investment Adviser Compliance Policies and Procedures
Proxy Voting
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC-registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 under the Advisers Act to:
•adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients and describe how an adviser addresses material conflicts that may arise between the adviser's interests and those of its clients;
•disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;
•describe to clients a summary of the adviser’s proxy voting policies and procedures and, upon request, furnish a copy; and
•maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Policy
ECM’s clients include registered investment companies, collective investment funds, or accounts that serve as investment options for insurance company separate accounts. Included among ECM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying mutual funds advised by ECM or its affiliates, unaffiliated registered investment companies (i.e., ‘fund of funds’ structure), and, in certain cases, fixed interest contracts issued by Empower of America.
For most clients, ECM does not receive proxies to vote since it typically invests only in fixed income securities, such as bonds, treasury notes etc. ECM, as a matter of policy and as a fiduciary to clients, must vote proxies for portfolio securities consistent with the best economic interests of the clients.
ECM delegates proxy voting responsibility to the Fund sub-advisers as memorialized in the sub-advisory agreements. ECM must confirm that each sub-adviser maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Each sub-adviser’s policy and practice must include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Procedures
If the Investment team at ECM receives a proxy, it will contact Legal and Investment Advisory Compliance to review the voting matters. Legal and Investment Advisory Compliance will meet with Investments to review any material conflicts between ECM and the client with regard to the proxy. Investments may seek input from the client if needed. The team will confirm that a vote will be cast in the best interests of the client.
Voting Proxies of Underlying Funds of a Fund of Funds
With respect to voting proxies related to the shares of an underlying fund (a fund that is part of a Fund of Funds), a conflict may arise for ECM. For example, if the proxy proposal involves an advisory fee increase, ECM would have a conflict of interest, where there is a conflict between ECM receiving a higher advisory fee versus the shareholder preferring a lower advisory fee. Such conflicts may be resolved by ECM echoing the votes of the other shareholders. For an echo vote, ECM will cast its votes in the same proportion as the votes cast by all other shareholders, whether For, Against, or Abstain.
The Funds of Funds and ECM may, in certain circumstances, vote in accordance with the recommendation of an Underlying Fund’s board. This may be deemed appropriate in circumstances where the Underlying Fund’s board also oversees the Fund of Funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the Fund of Funds and the Underlying Fund, in order to align the interests of all shareholders. In addition, the Funds of Funds and ECM may, in certain circumstances, vote in accordance with the recommendation of the Empower Funds Board. This may be deemed appropriate where the board is positioned to weigh the benefits at both levels– for the shareholders of the Fund of Funds and the Underlying Fund– in order to align the interests of all shareholders.
Voting Proxies with Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and ECM
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and ECM relating to the proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions (echo voting) timely received from such shareholders.
Special Considerations with Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds
ECM may not hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group1 or a Sub-Advisory Group2. Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares ECM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for ECM or the sub-advisor, as applicable.

1. An Advisory Group includes those groups under common control as defined under Section 2(a)(9) of the 1940 Act and for purposes of this policy means ECM, any person controlling, controlled by, or under common control with ECM, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act that is advised or sponsored by ECM or any person controlling, controlled by, or under common control with ECM.

2. A Sub-Advisory Group includes any sub-adviser to a Fund of Funds within the meaning of Section 2(a)(20)(B) of the 1940 Act, any person controlling, controlled by, or under common control with the sub-adviser, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by the sub-adviser or any person controlling, controlled by, or under common control with the sub-adviser.
Responsibility
The Legal department receives and compiles information from the Fund sub-advisers regarding voting information annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30. The Compliance department maintains these proxy voting procedures.

FRANKLIN ADVISERS, INC. & FRANKLIN ADVISORY SERVICES, LLC
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC- registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.
The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Sub-adviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Sub-adviser. The Investment Managers may also delegate proxy voting responsibility to a sub-adviser that is not an Affiliated Sub-adviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a sub-adviser that is not an Affiliated Sub-adviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.
Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and make their best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment

Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of issues throughout the year.
THE PROXY GROUP
The Proxy Group’s full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the
Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
PROXY ADMINISTRATION PROCEDURES
Situations Where Proxies Are Not Voted
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.
However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.
Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.
Appendix A
These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:
Franklin Advisers, Inc. (FAV)
Franklin Advisory Services, LLC (FASL) Franklin Mutual Advisers LLC (FMA)

Franklin Templeton Investments Corp. (FTIC)
Franklin Templeton Investment Management Limited (FTIML) Templeton Asset Management Ltd. (TAML)
The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.
For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ.
Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
In addition, the Investment Managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.
The following Proxy Policies apply to FASL only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.
In addition, the investment managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.
The following Proxy Policies apply to FTIC, FTIML, and TAML only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services
For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Policies’ and TGEG’s custom sustainability guidelines, where appropriate.
The following Proxy Policies apply to FTIC only:
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
GOLDMAN SACHS ASSET MANAGEMENT POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
Goldman Sachs Asset Management has adopted the policies set out below regarding the voting of proxies (the “Policy”). A summary of the processes that we undertake in the execution of this function is attached as Part I.
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s long-term shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. When evaluating voting proposals, we balance the purpose of a proposal with the overall benefit to shareholders.
To implement these guiding principles for investments in publicly traded equities of operating and/or holding companies for which we have voting power on any record date, we maintain customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Teams (the “Guidelines”). The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and shareholder proposals. Recognizing the global complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we may consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The Guidelines are designed to guide us in making proxy voting decisions, and not necessarily in making investment decisions. Our Portfolio Management Teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
The Global Stewardship Team generally reviews this Policy annually to ensure it continues to be consistent with our guiding principles.
PART I: PROXY VOTING PROCESSES AND PROCEDURES
A: Proxy Voting Responsibilities
Global Stewardship Team
The Goldman Sachs Asset Management Global Stewardship Team helps drive the continued enhancement of our approach to stewardship in collaboration with our equity and fixed income investment teams. The work of the Global Stewardship Team is centered around three core activities:
•Engagement with company management of a subset of companies we are invested in on behalf of our clients.
•Proxy voting at companies that we have voting authority on behalf of our clients.
•Industry leadership to share insights and build best practices across the stewardship space.
The Global Stewardship Team is supported by the broader Goldman Sachs Asset Management platform, which includes coordination among investment teams, legal, compliance, and operations.
Public Equity Investments
Fundamental Equity Team
The Fundamental Equity Portfolio Management Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular proxy voting matters, the Fundamental Equity Portfolio Management Team may consider their views on the company, applicable regional rules, standards, and practices in addition to the Guidelines.
Quantitative Investment Strategies (“QIS”) and Quantitative Equity Strategies (“QES”) Portfolio Management Teams

The QIS and QES Portfolio Management Teams generally follow the Guidelines, which align with the Portfolio Management Teams’ investment philosophy and approach to portfolio construction. The QIS and QES Portfolio Management Teams and the Global Stewardship Team retain the right, however, to review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities generally follow the Guidelines. Securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue.
External Investing Group (“XIG”) and Externally Managed Strategies
Where we place client assets with managers outside of Goldman Sachs Asset Management, for example within our XIG business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. XIG may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent XIG portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines as discussed below.
B: Implementation of the Guidelines
General Implementation
Goldman Sachs Asset Management retains responsibility for all proxy voting decisions. The principles reflected in the Guidelines are designed to guide us in voting proxies on an array of issues. Portfolio Management Teams are responsible for casting votes in alignment with the Guidelines, acknowledging that individual Portfolio Management Teams may have different interpretations of the appropriate vote under the Guidelines (as described in the “override” process outlined below). Where we place client assets with managers outside of Goldman Sachs Asset Management, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies, including that we may make elections through external manager voting choice programs where applicable.
Under the oversight of the Global Stewardship Team, initial voting outputs (“Outputs”) are developed for each proxy vote that reflect the application of the Guidelines to the particular proposal. Outputs are generally prepopulated into a third-party proxy voting platform (described under “Voting Execution” below). Final votes are then submitted by the Global Stewardship Team through the proxy voting platform. In some cases, in certain markets, votes may be automatically submitted in accordance with the Output, although we retain the ability to recall such automatically submitted votes if warranted. If Goldman Sachs Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed, in our discretion, as material when casting our vote. This may take the form of an override (as described below).
While we seek to vote at all eligible shareholder meetings, from time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote at certain shareholder meetings.
We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines.
Company Engagement
As part of the proxy voting process, companies may engage with shareholders to provide an opportunity for shareholders to share their views and to ask additional questions regarding the company’s corporate governance practices, in addition to any other relevant matters. When engaging with companies, we look to companies to demonstrate how the board considers addressing shareholder feedback received through voting or other channels. Where a management proposal receives a significant level of shareholder dissent, or where a majority of shares are voted in support of a shareholder proposal for which management recommended votes against, we may seek to understand how the board plans to respond to shareholder concerns.
Override Process

We generally cast proxy votes consistently with the Guidelines. Given the case-by-case nature of the Guidelines, there may be a difference of opinion as to the appropriate voting decision under the Guidelines on certain proxy votes, in which case a vote may be different from the Output or the votes cast by other Portfolio Management Teams. In such situations, we will follow our “override” process, which seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of this discretion, Portfolio Management Teams may vote differently on proposals for the same company.
Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular proposal. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters.
Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and the override process. To mitigate perceived or potential conflicts of interest, when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
C. Voting Execution
Use of Third Parties
We have retained a third-party proxy voting platform service (the “Proxy Platform Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Goldman Sachs Asset Management is responsible for applying the Guidelines to each proxy issue and determining the appropriate voting decision. The Proxy Platform Service provides a platform that facilitates the casting of those votes in an efficient manner.
We conduct an annual due diligence meeting with the Proxy Platform Service to review the processes and procedures related to their voting platform, including any material changes in the services, operations, staffing or processes.
Securities Lending
Some of our managed portfolios participate in a securities lending program. Where applicable, the Fundamental Equity Portfolio Management Team will seek to recall shares that are out on loan for the purpose of voting at shareholder meetings. Recall requests are made on a best-efforts basis, and some requests may not be satisfied in time to vote the shares in question.
The QIS and QES Portfolio Management Teams generally will not recall shares that are out on loan for the purpose of voting at shareholder meetings.
PART II: PROXY VOTING GUIDELINES SUMMARY
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to global public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
Section 1: Director Elections
Board and Director Accountability
The board of directors serves on behalf of shareholders to ensure that management is effectively developing and implementing a strategy that will lead to long-term shareholder value. As such, we believe that shareholders have the right and responsibility to hold boards and directors accountable in fulfilling their duties and responsibilities. We view director elections as an important mechanism for shareholders to hold boards accountable.
Oversight Role of the Board
Oversight of strategy and risk are key functions of the board of directors. Companies should be managing risks and opportunities that are material to their business and have a link to long-term value creation. We expect boards to:

•Have processes for reviewing the company’s risk appetite, existing risks, and emerging risks, including over different time horizons
•Actively engage with the management team on strategy development and oversee the development of a long-term strategic roadmap
•Disclose how the board provides oversight of the company’s strategy development, risk management, and risk identification system
•If the board fails to discharge their risk oversight responsibilities effectively, we may vote against the relevant committee members and/or other relevant directors. This includes in instances of:
•Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to failure to meet global corporate governance principles and/or significant local market standards
•Failure to disclose material information in a timely manner
•Egregious actions related to the director(s)’ service on other boards or other evidence of improper business practices that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company
Committee Accountability
We believe that board committees play an important role in establishing strong corporate governance and oversight. Subject to local market laws and practices, we generally expect that the board of directors will establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. In certain circumstances or regions, we may expect the board to establish additional committees. The responsibilities of the committees should be publicly disclosed. Subject to local market practices, we generally expect key committees, including audit and compensation/remuneration, to be primarily, if not fully, independent. In most cases, we expect independent chairs to lead each of the key committees.
We may vote against committee chairs and/or members if we believe a particular committee has fallen short of carrying out their stated responsibilities.
Our expectations for key committees are stated below.
Audit Committee
Audit Committees should be responsible for overseeing the reporting of the company’s financial statements, the establishment of robust internal audit processes, and the management of the independent auditor.
We may consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices. These could include, but are not limited to:
•Fraud
•Material misstatement of the company’s financial statements
•Material weakness in the company’s financial reporting
•Excessive non-audit fees paid to the independent auditor
In our evaluation, we may examine the severity, breadth, chronological sequence and duration of the issues, as well as the company’s efforts at remediation or corrective actions. Given the serious nature of these issues, we may evaluate whether solely Audit Committee members should receive against votes, or if other board should also be held accountable.
Compensation Committee
Compensation, or Remuneration, Committees should be responsible for establishing the company’s policies and practices related to executive and non-executive compensation. This includes evaluating the appropriate compensation mechanisms and/or frameworks to attract and retain a strong executive team, and to motivate that team to deliver long-term shareholder value.

In evaluating whether directors serving on the Compensation Committee are effectively fulfilling their responsibilities, we may consider whether the company’s compensation plans and practices continue to include problematic pay practices that would cause us to vote against the plan for more than one year.
Nominating and Governance Committee
In general, Nominating and Governance Committees should be responsible for assessing current and prospective director qualities and competencies, conducting the board and director evaluation process, leading the board succession planning processes, and reviewing the board’s corporate governance practices.
In evaluating whether directors serving on the Nominating and Governance Committee are effectively fulfilling their responsibilities, we consider:
•Board composition requirements, including independence requirements, and the board’s alignment with applicable listing requirements, corporate governance codes, and local market practices
•Board refreshment processes, policies, and practices
•Current corporate governance practices and policies, and whether the company maintains or adopted certain governance provisions which may materially limit shareholder rights
Board Composition and Director Qualifications
To best represent the interests of shareholders, we believe boards should be comprised of directors who are independent, capable, committed, and engaged. The board should include qualified directors with relevant and complementary experience and skill sets. Companies should disclose director nominee information, including biographical information and how each director’s particular skills and experiences are relevant to the company and the board. Disclosure about nominees enables shareholders to make more informed voting decisions.
Evaluations of boards and directors will be informed by market-specific standards, practices, regulations, and other pertinent factors.
Director Independence
Independent directors are critical to oversee management and protect shareholder rights.
We generally expect the board to comply with its local listing standards’ (e.g. New York Stock Exchange / NASDAQ) definitions of independence. We may also consider additional company-specific criteria or local market practices when evaluating director’s independence.
Board Independence
An independent board is best positioned to maintain strong corporate governance practices, effectively support and oversee management, and ensure objectivity in decision-making.
We expect boards to be comprised of a majority of independent directors or align with local market practices. We may vote against responsible directors if we believe board oversight and objectivity is falling short of our expectations and could be improved with greater independent director representation.
Board Composition
Director Qualifications and Skills
We believe boards should be comprised of directors with a mixture of backgrounds, skills, experiences, and perspectives, which should include a range of professional and personal characteristics useful to the effective oversight of the company’s business. We believe this diversity of thought supports the board in fostering robust conversations, better assessing and managing risks and opportunities, and providing strong oversight of the company.
We generally defer to the Nominating Committee, or the full board, to determine the appropriate board composition attributes. The board’s composition should align with local market-specific frameworks, codes, laws, standards, and practices, where applicable. Boards should have robust processes for evaluating director candidates and qualifications. They should regularly review the board’s composition, its identified key skills, and any potential skill gaps to ensure each director and the full board are best equipped to carry out their responsibilities.
To best understand the board’s composition and processes, we look for fulsome disclosure, including:
•Key skills, experiences, and attributes possessed by the directors
•Alignment of the key skills and experiences with the company’s long-term strategy
•The board’s process for regularly evaluating director skills and overall board composition
Tenure and Term Limits
We believe boards should have a reasonable mix of short-, medium-, and longer-tenured directors. An appropriate balance of tenure enables the board to maintain continuity and institutional knowledge while also introducing fresh perspectives and relevant skills.
We expect boards to regularly review director tenure as part of their board evaluation and refreshment processes. Should a board find age, tenure, and/or term limits useful, we defer to the board to set those limits and expect disclosure about the board’s policy.
While we do not mandate tenure or term limits, we may vote against certain directors, including members of the Nominating and Governance Committee, if we deem the board to have excessive average tenure and without sufficient mitigating factors, like robust refreshment practices.
In markets where local regulations or practices set maximum tenure standards, directors with tenure in excess of such regulations or practices generally will be considered non-independent.
Board and Committee Leadership
We generally believe that boards are best equipped to determine the appropriate board leadership and committee structure for their company, absent significant concerns about leadership, governance, and/or independence. We expect boards to disclose their approach and any relevant policies or processes. We also consider local market standards and practices.
Should significant governance concerns arise, this may inform our voting decisions at a company, including voting against certain directors or supporting shareholder proposals related to board leadership.
We expect boards’ commitment to strong independent leadership to carry through to committee leadership. Key committee chairs should be independent and possess the appropriate skills and experiences to lead the committee(s) on which they serve.
We expect disclosure around any policy related to committee leadership, including those related to committee rotations.
We also consider local market norms and standards where they differ from our baseline views.
Director Commitments
Attendance
Directors should be informed and engaged to best carry out their responsibilities. Board and committee meeting attendance is crucial to maintaining an informed board. We may vote against directors who demonstrate inadequate attendance, without sufficient mitigating factors.
Director Capacity and Commitments
We expect directors serving on shareholders’ behalf to have adequate time and attention to fulfill their responsibilities on each board on which they serve. Nominating committees should evaluate a director candidate’s commitments during the recruitment process and should regularly review each director’s capacity to serve. Companies should disclose its relevant process(es) and policies, including if the board has established its own limitations on the number of board positions held by individual directors.
In order to ensure directors have sufficient capacity to serve on our behalf, we have established general guidelines on the maximum number of board positions that we expect to be held by individual directors (sometimes referred to as being “overboarded”).

•No more than five public company boards for independent directors
•For public company CEOs, no more than two public company boards in addition to their own company
When evaluating director capacity and commitments, we will consider these guidelines in addition to local market norms and standards and company-specific facts and circumstances.
Contested Elections
Our assessment of contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, is based on a case-by-case assessment of company-specific circumstances in order to determine which director candidates are best suited to add value for shareholders.
The assessment includes, but is not limited to, an analysis of the following factors:
•Company performance relative to its peers
•The case for change at the targeted company, including the strategy of the incumbents versus that being proposed by the dissident(s)
•The governance profile of the company, including any evidence of management entrenchment and the board’s history of responsiveness to shareholders
•The independence, experiences, skills and overall quality of the company’s and the dissident’s respective board candidates
•Whether minority or majority representation is being sought by the dissident
Our assessment also considers each possible voting option, including– where applicable– the potential to support a mix of management and dissident nominees.
Section 2: Shareholder Rights and Governance Practices
Voting Standards and Election-related Issues
We believe that voting at shareholder meetings is one of the fundamental rights of shareholders. There are certain standards and practices that we believe companies should adopt to better enable shareholders to participate in the voting process. In general, we look for balanced approaches to support shareholder accessibility and influence.
Annual Elections / Classified Boards
We believe that shareholders should, in general and subject to local market standards and practices, have the ability to demonstrate their support, or lack of support, for directors every year. As such, we are supportive of companies adopting annual director elections and maintaining a declassified board. If a company maintains a classified board structure in jurisdictions where the practice is inconsistent with local market standards, we generally expect them to establish a sunset provision that will transition the board to annual director elections over a period of time. We will consider company- or local market-specific circumstances when evaluating a company’s board structure.
Voting Standards for Director Elections
We believe that electing directors to serve on behalf of shareholders is one of the primary responsibilities of shareholders. We believe that certain voting standards, described below, best enable shareholders to exercise this responsibility.
Majority voting
We generally believe that a majority vote standard based on votes cast is most appropriate for the election of directors, and we will generally support proposals that seek the adoption of a majority voting standard in uncontested director elections.
We expect companies to also adopt a resignation or other post-election policy to address situations when directors do not receive majority support.
Cumulative voting

Given our general preference for a majority vote standard for the election of directors, we generally do not believe cumulative voting is appropriate absent additional local market- or company-specific context.
Voting Standards– Other Matters
Supermajority vote standards
We generally believe that a simple majority vote standard should be used for material matters that require shareholder approval. As such, we generally support proposals to reduce or eliminate supermajority vote requirements and will generally not support proposals to require a supermajority shareholder vote.
We will consider company- or local market-specific circumstances when evaluating a company’s voting standards.
Bylaws & Charter Amendments
We believe that material amendments to a company’s bylaws and / or charters should be put forth for shareholder approval.
In general, we believe that a simple majority vote standard should be used for material matters that require shareholder approval, including amendments to key corporate documents. We will generally support proposals to reduce or eliminate a supermajority vote requirement to amend bylaws and/or charters.
Equal Voting Rights (Dual-Class Stock Structures)
We believe in the “one-share, one-vote” principle and look to companies to create alignment between shareholders’ economic interests and their voting power.
We generally support companies maintaining or converting to a one-share, one-vote (single-class stock) capital structure. We generally do not support companies in maintaining or introducing dual-class capital structures or the creation of super voting shares.
We will consider company- or local market-specific circumstances when evaluating a company’s share class structure.
Shareholder Meetings and Access
Right to Call Special Meetings
We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the right to call special meetings.
We believe a 25% threshold is generally reasonable for special meetings, but we may support lower thresholds if a company does not currently give shareholders the right to call special meetings. If the right already exists at 25% (or lower), we generally will not support lowering the threshold, taking into account company-specific circumstances.
We generally think that the right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Right to Act by Written Consent
We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the ability to act by written consent if they do not have a history of strong governance practices or they do not currently give shareholders the right to call special meetings at a threshold of 25% or lower.
Meeting Format
We believe that shareholders have the right to participate in the annual meeting, or special meetings, of the companies in which they are invested. Where consistent with local market standards and practices, we generally support companies electing to host hybrid* shareholder meetings. In certain markets, companies are also allowed to hold virtual-only* shareholder meetings. We generally support companies’ decisions to hold virtual-only shareholder meetings so long as shareholder participation rights are appropriately protected. We will consider any company- or market-specific circumstances, including local regulations, when evaluating these proposals.
* The phrase “virtual-only” refers to a meeting that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid” refers to an in-person meeting in which shareholders are also permitted to participate online.
Shareholder Rights Plans (‘Poison Pills’)
We review shareholder rights plans, commonly known as poison pills, on a case-by-case basis.
When evaluating poison pills, we consider several factors, including:
•Board independence
•Existing takeover defenses
•Problematic governance practices
We expect companies to disclose their rationale for adopting the pill, and we expect companies to submit a poison pill for shareholder approval within one year of adoption.
Certain problematic practices related to a company’s poison pill may inform our voting decisions, including director elections. Examples of problematic practices include:
•The poison pill has a dead-hand or modified dead-hand feature for an extended period of time
•The board adopts or renews a poison pill without shareholder approval and does not commit to putting the pill to a shareholder vote within one year of adoption
Section 3: Auditors and Audit Practices
Reliable financial reporting is critical for shareholders to assess a company’s performance. We expect independent auditors to provide an independent, objective opinion that financial statements are complete and accurate. We also expect the board’s Audit Committee to oversee the management of the auditing process.
Auditor Ratification
External auditors play an important role in the financial system by assuring the integrity of a company’s financial statements. To best fulfill their responsibilities, we expect auditors to be independent and free of conflicts of interest. Where consistent with local market standards, we also expect companies to allow shareholders to approve the appointment of the company’s auditor each year.
In evaluating auditors, we may withhold support if we have concerns related to any of the following:
•An auditor lacks independence. Our analysis of an auditor’s independence may consider whether an auditor has a financial interest in or association with the company; excessive fees for non-audit related business; and other relevant context;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures.
Audit Committee Oversight
The board of directors’ Audit Committee should be responsible for overseeing the management of the independent auditor, in addition to overseeing the reporting of the company’s financial statements and the establishment of robust internal audit processes. As described in “Director Elections” above, we will consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices.
Section 4: Business Items & Issues

Business Practices
We generally believe that routine business practices and decision making should be left to the discretion of management and the board.
Reincorporation
We evaluate reincorporation proposals on an individual basis, taking into consideration the company’s economic and strategic rationale and the impact the reincorporation would have on shareholders’ rights.
Exclusive Venue for Shareholder Lawsuits
We generally defer to companies on organizational issues, including selecting venues for shareholder lawsuits. While we generally support the selection of an exclusive venue, we will consider the reasons for the proposal, the strength of the company’s existing governance practices, relevant regulations, and shareholder rights in the selected jurisdiction when evaluating a specific proposal.
Bundled Proposals
We generally support the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided or if one or more of the nominees does not meet the expectations of our policy (see Section 1 – Director Elections).
Transactions & Capital Structure
Transactions
Mergers & Acquisitions
We expect major corporate transactions, like a merger or acquisition, to be carried out in the best interest of shareholders. Companies should provide strategic, operational, and financial rationale for the transaction and articulate how it will create long-term value for shareholders. We also expect the board of directors to have thorough oversight of the process.
Related-Party Transactions
In markets where shareholders are required to approve related-party transactions, we expect companies entering into related-party transactions to comply with relevant corporate laws and/or listing standards. We also expect entities entering into such a transaction to disclose details of the nature of the transaction, including the rationale, the value, and timing, so shareholders can best evaluate the transaction.
When evaluating such transactions, we may consider the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors and independent financial advisors;
•Whether any entities party to the transaction (including advisers) is conflicted
Capital Structure
We believe capital structure changes should be driven by legitimate business needs and should not disadvantage shareholders. We generally are not supportive of implementing capital structure changes that are intended for anti-takeover purposes.
Our evaluation of capital structure related issues is company-specific and may be informed by local market practices, laws, regulations, and other applicable standards.
General considerations for common capital structure-related issues are detailed below.
Common Stock

We are generally supportive of companies increasing the number of shares of common stock up to 100% over the current authorization, subject to any stricter limits set in local market standards or practices.
Preferred Stock
We generally support the creation of a new class of preferred stock or issuances of preferred stock up to a reasonable percent of issued capital. We are unlikely to support the creation or issuance if the terms would adversely impact the rights of existing shareholders, including shares that would carry superior voting rights.
We generally oppose the creation of preferred stock with unspecified voting, conversion, dividend and other rights, commonly known as “blank check” preferred, unless the company states the stock will not be used for anti-takeover purposes.
Share Repurchase Plans
While we are generally supportive of share repurchase plans, when evaluating a proposal, we will consider the underlying purpose, historical abuse of repurchase plans, and reasonableness of pricing provisions and safeguards.
Section 5: Compensation
Compensation Overview
We believe effective compensation practices, also referred to as remuneration in many markets, should enable companies to attract and retain the talent they need to deliver on their long-term strategies. We expect compensation plans to be reasonable, incentivize appropriate risk-reward trade-offs, align with company performance, and ultimately drive long-term shareholder value. We believe companies should have an appropriate balance of short- and long-term metrics that are aligned to business goals and objectives. Effective disclosure of compensation plans and practices also enables shareholders to evaluate alignment between pay outcomes and business performance. We expect disclosure of approach and rationale, particularly if a company’s compensation practices differ significantly from market standards and practices.
Votes on compensation matters may take different forms in different markets, but generally can include:
•Advisory votes on executives’ compensation / remuneration (“Say on Pay”);
•Votes to approve new equity plans or amend existing equity plans;
•Votes to approve specific grants of shares to executives; and
•Shareholder resolutions addressing certain aspects of executive compensation.
Below are more detailed explanations of how our compensation principles and expectations inform our voting on key compensation-related ballot items.
Advisory Votes on Executive Compensation
“Say-on-Pay” / Remuneration Plans
We believe boards are responsible for establishing compensation plans that are appropriate for the company’s circumstances and strategy. While unique to each company, we expect plans to demonstrate alignment between executive compensation and business performance. Thorough disclosure of compensation plans allows shareholders to best evaluate the compensation decisions of the board. While we do not take a prescriptive approach, we evaluate the designs of both short-term and long-term incentive plans, and our compensation evaluations are company- and market- specific. As such, certain practices or decisions may negatively influence our support. These factors may include, but are not limited to:
Compensation Plan Design and Board Actions
•Lack of transparent disclosure of compensation philosophy, goals, and targets
•Limited presence of performance-based long-term incentive awards
•Abbreviated time period for long-term incentive awards
•Outsized bonus payouts lacking performance linkage and/or proper disclosure

•Egregious employment or retention agreements
•Adjustments made to targets and/or performance metrics during the pay period without sufficient disclosure
•Repricing or replacing of underwater stock options without prior shareholder approval
Equity Compensation Plans
We believe equity compensation plays an important role in attracting and retaining key talent, including executives. As such, we generally defer, within reasonable limits, to company decisions on how best to implement equity compensation plans. When determining our support for a specific plan proposal, we will evaluate potential plan cost, plan features, and historical grant practices. Certain plan features, such as the ability to reprice stock options or stock appreciation rights without prior shareholder approval, unfavorable change-in-control features, the presence of gross ups, and options reload, may negatively impact our support for an equity plan.
Other Compensation-Related Matters
Non-Executive Director Compensation
We are generally supportive of compensating non-executive directors in cash, taking into account peer practices and market and regional norms, unless the amounts are excessive.
We evaluate equity compensation for non-executive directors on a case-by-case basis. In our evaluation, we may consider total non-executive director compensation, potential dilution, and market practices and norms, as well as other factors.
Employee Stock Purchase Plans
We believe employee stock purchase plans can be a valuable tool to support a company’s ability to attract and retain talent. As such, we are generally supportive of qualified employee stock purchase plans. When evaluating non-qualified purchase plans, we usually consider the following factors:
•Broad-based participation
•Limits on employee contributions
•Presence of a discount on the stock price on the date of purchase
Option Exchange Programs/Repricing Options
We understand that companies may face circumstances where they believe exchanging or repricing options is warranted. We evaluate those situations on a case-by-case basis and will generally consider the following factors, in addition to others:
•Rationale for the re-pricing
•Terms and exercise price of the options
•Participants in the program– namely if executive officers and directors are included or excluded
•Historic trading patterns and stock price volatility
Golden Parachutes
We evaluate change-in-control payments (“Golden Parachutes”) on a case-by-case basis. Our evaluation generally includes the factors listed below:
•New single-trigger entitlements for outstanding awards
•Maximum performance payout for the long-term incentive plan regardless of performance results
•Max payout for the short-term incentive plan regardless of performance results
•New single-trigger grants in connection with merger
•Single trigger cash payments

Section 6: Shareholder Proposals
We evaluate shareholder proposals with the primary focus of promoting long-term shareholder value. When evaluating shareholder proposals, the following factors are generally considered:
Materiality
•Whether the subject of the proposal is considered to be material to the company’s business
•Whether the proposal is appropriately tailored to the facts and circumstances of the particular company where it is being submitted
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation, risk profile, or business performance
Disclosure
•The company’s current level of publicly available disclosure, including if the company already discloses similar information
•If the disclosure would materially add to shareholders’ ability to assess the company’s financial performance, strategic positioning, or corporate governance
•If the information could be produced at reasonable cost to the company and its shareholders
•Proposal content and implementation
•Whether the subject of the proposal is best left to the discretion of the board
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage
Section 7: Sustainability
We expect companies to manage risks and opportunities that are material to their businesses and have a clear link to long-term value creation, including– where relevant– “sustainability”-related issues. These could include, where material for a particular company:
•Climate-related risks and opportunities
•Biodiversity and other environmental matters
•Human capital management and other labor issues
•Human rights
•Corporate political activities
•Other sector-specific sustainability matters
We evaluate companies’ corporate strategies, investment and financing activities, management incentives, resource use, regulatory policies, and environmental impact, as well as their overall effect on and engagement with consumers, workers, and the communities in which they operate to assess and promote long-term value creation.
As with other risk and strategic issues, we expect boards to have robust oversight and disclosure of processes and practices for material sustainability-related risks and opportunities. We seek to understand how the company has identified material issues; the strategy around, and risk management of, those material issues; and any relevant metrics and targets used to assess performance related to the material issues. This includes an assessment of whether the company’s related disclosures allow for investors to effectively evaluate companies’ practices related to material sustainability-related risks and opportunities, including– where relevant– whether the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group’s standards or recommendations.
In instances where we believe a company does not provide the appropriate oversight, disclosures, and/or evidence of effective practices relating to business-relevant sustainability issues, we may express our views through our engagement and/or voting. Our views are shaped by the company’s business and commercial context, as well as local market standards and practices, reflecting our case-by-case approach to assessing sustainability matters.

HOTCHKIS & WILEY CAPITAL MANAGEMENT
OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long-term shareholder value.
There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.
OUR PROCESS
Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’s proxy ballot.
Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” sustainability and climate benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).
Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.
If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.
Collaboration
We are not “activists” and we do not form “groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.
Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management's role in managing the company.
Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.
Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third- party proxy advisor, ISS.

CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when voting proxies. In general, when a conflict presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.
OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.
Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.
Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.
VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.
These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.
•Boards and Directors
•Environmental and Social Matters
•Auditors and Related Matters
•Shareholder Rights
•Capital and Restructuring
•Executive and Board Compensation
•Routine and Miscellaneous Matters
BOARDS AND DIRECTORS
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non-independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.
We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.
Board Diversity
Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage, but do not require, companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.
Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.
Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.
Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.
Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.
Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.
Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.
Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.
ENVIRONMENTAL AND SOCIAL MATTERS
We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (“SASB”) recommendations.
In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.
Environmental Issues
Climate Change and Green House Gas Emissions
Climate change has become an important factor in companies’ long-term sustainability. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.
Energy Efficiency
We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.
Renewable Energy
We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.
Social Issues
Equal Opportunity
We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.
Gender Identity and Sexual Orientation
We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.
Human Rights Proposals
We support proposals requesting disclosure related to labor and/or human rights policies.
Political Activities
We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.
Sexual Harassment
We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected
AUDITORS AND RELATED MATTERS
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

SHAREHOLDER RIGHTS
We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.
Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.
One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.
Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.
Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.
Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.
Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.
Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.
CAPITAL AND RESTRUCTURING
Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.
Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.
Issuance of Common Stock

In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.
EXECUTIVE AND BOARD COMPENSATION
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.
We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.
We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.
And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.
Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.
Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.
Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.
ROUTINE AND MISCELLANEOUS MATTERS
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.
Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.
Other Business

We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

INSIGHT NORTH AMERICA LLC
1. INTRODUCTION
Insight North America LLC seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients’ long-term economic interests.
The Insight Proxy Voting Policy (“Policy”) sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively “Insight”), where Insight has been granted by its Clients the authority to vote the proxies of the securities held in Client portfolios.
2. POLICY STATEMENT
Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.
3. SCOPE
This Policy applies to all financial instruments with voting rights where Insight has discretionary voting authority.
4. PROXY VOTING PROCESS
Insight’s proxy voting activity adheres to best-practice standards and is a component of Insight’s Stewardship and Engagement Policy. In implementing its Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:
Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.
•Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.
•Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.
•Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.
•Sustainability: The board should take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.
Structure: The board should have clear division of responsibilities.
•The Chair: The chair of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.
•The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making. There should be a clear division, between the board and the executive leadership of the company.
•Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.
Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.
•Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.
•Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.
•Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member’s contributions should be considered individually.
Independence: The board should present a fair and balanced view of the company’s position and prospects.
•Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.
•Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.
•Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company’s emerging and principal risks.
Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.
•Goal Based: The board should base remuneration on goal based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.
•Transparent: Remuneration arrangements should be transparent and should avoid complexity.
•Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.
The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group (“PVG”) – (see section 6). Voting Guidelines are available at the following link: www.insightinvestment.com/ri.
Day to day voting activity is performed by the Chair of the PVG, a senior portfolio manager with no investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).
The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background, however the vote will be cast by the Chair of the PVG. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). For contentious issues the rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.
4.1 VOTING AGENT
To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva (“Voting Agent”). Insight provides detailed Voting Guidelines to the Voting Agent on the operational and reporting capacity of the service. The Voting Agent’s responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight’s specific Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies contentious issues that represent a significant monetary or strategic decision. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will decide if the issue is contentious or not, and if conflicts are deemed to exist, these will be escalated to the PVG (see section 5.2).
Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy. On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted annually on Insights website (see section 7). Insight conducts an annual due diligence with the Voting Agent to review the Voting Guidelines and related services.

5. CONFLICTS OF INTEREST
Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.
In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s Clients.
In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:
•make a financial gain or avoid a financial loss at the expense of the Client
•material differences in the thoughts of two PM’s who own the same security
•benefit if it puts the interest of one Client over the interests of another Client
•gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client’s interest
•obtain a higher than usual benefit from a third party in relation to a service provided to the Client
•receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or
•have a personal interest that could be seen to conflict with their duties at Insight
•creates a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.
•creates a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM’s who own the same security
In situations where there is a conflict of interest or perceived conflict of interest that creates a contentious voting issue, as determined by the chair of the PVG, the issue will be escalated to the PVG. A contentious voting issue is a voting decision which would have a detrimental impact to Clients or Insight’s reputation. All conflicts are handled in line with the Insight Conflicts of Interest Policy.
5.2 ESCALATION OF CONTENTIOUS VOTING ISSUE
When a contentious voting issue has been identified, the PVG will review, evaluate and determine whether an actual material conflict of interest exist, and if so, will recommend how to vote the proxy. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:
•removing certain Insight personnel from the proxy voting process
•walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote
•voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner and
•deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation, this may include an affiliated entity
The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer (“CIO”) or delegate.

6. PROXY VOTING GROUP
The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:
•Casting votes on behalf of Client
•Voting Policy: Oversee and set the Proxy Voting Policy
•Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis
•Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines
•Conflicts of interest: Manage conflicts when making voting instructions in line with Insight’s Conflict of Interest Policy
•Monitoring: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions
•Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and
•Reporting: Ensure voting activity aligns with local regulations and standards
The PVG is chaired by a Senior Portfolio Manager (who has no direct investment discretion) and attended by portfolio management personnel, the Head of Responsible Investment Research & Stewardship, Corporate Risk, Compliance, Client Services and Operations personnel. The PVG is accountable to and provides biannual updates to the Investment Management Group (“IMG”) and Insight Risk Committee (“IROC”).
7. DISCLOSURE AND RECORDING KEEPING
In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If Insight votes on the proxy share-blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the “share-blocking period” Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).
Insight publishes its voting activity in full on its website and annual report. This can be found at www.insightinvestment.com/ri.
8. PROXY VOTING POLICY REVIEW
Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.
A material change shall be a significant event that could impact Insight’s ability to vote proxies such as a change in voting agent.
Notification of changes to the policy will be published at the following link: www.insightinvestment.com/ri.

J.P. MORGAN ASSET MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”), as an investment sub-adviser to the Funds, has been granted the authority to vote the proxies of any voting securities held in each Fund’s portfolio. In voting proxies, JPMorgan’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Funds.
JPMorgan and its affiliated advisers (“JPMAM”) are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. JPMorgan has adopted a separate set of Guidelines that covers the regions each of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan (each, a “Region”; collectively, the “Regions”). In addition, for each Region, JPMorgan has adopted Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Guidelines”) for certain sustainable strategies, which may apply to certain Funds as approved by the Board of Trustees. The Sustainable Proxy Guidelines for those sustainable strategies replace certain sections of the Guidelines for each of the Regions. Proposals for securities held in the sustainable strategies that are not covered by the Sustainable Proxy Guidelines will continue to be voted in accordance with the other provisions of the applicable Guidelines for each of the Regions.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with each Fund's objectives and strategies. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the Region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers has encountered globally, based on many years of collective investment management experience.
To oversee the proxy voting process on an ongoing basis, JPMorgan has established a proxy committee (“Proxy Committee”) for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator (“Proxy Administrator”) and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by JPMorgan; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when JPMorgan has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.
The Guidelines are proprietary to JPMorgan and reflect JPMorgan’s views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive (“Prescribed Guidelines”) meaning they specify how JPMorgan will vote a particular proxy proposal except where JPMorgan, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an “Override”. Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, JPMorgan may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where JPMorgan chooses to vote in a manner contrary to its Prescribed Guideline or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams (“escalated votes”), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund’s Sub-Adviser or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information (“MNPI”), and ensure that the proxy vote is cast in the best interests of the Fund.
In order to maintain the integrity and independence of JPMorgan’s investment processes and decisions, including proxy voting decisions, and to protect JPMorgan’s decisions from influences that could lead to a vote other than in the Funds’ best interests, JPMC (including JPMorgan) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with JPMorgan’s Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that JPMorgan’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether JPMorgan should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Depending on the nature of the conflict, JPMorgan may elect to take one or more of the following measures or other appropriate action: removing certain Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or delegating the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by JPMorgan, in the aggregate with other funds managed by JPMIM, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
For securities held in Funds that seek to follow the investment returns of an underlying index, JPMorgan may abstain from voting if it determines that casting a vote would not have a material effect on the value of the Fund’s investments based on the size of the Fund’s holdings, its ownership in the issuer, and/or its consideration of the importance of the proxy vote.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
•JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, JPMorgan generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, JPMorgan generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
•JPMorgan generally votes for board declassification proposals and against board classification proposals.
•JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•JPMorgan votes against proposals for a super-majority vote to approve a merger.
•JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•JPMorgan considers vote proposals with respect to stock-based incentive plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.
•JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.
•JPMorgan supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. JPMorgan generally supports investee companies’ consideration of equal employment opportunity and inclusiveness in their general recruitment policies as JPMorgan believes such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. JPMorgan supports investee companies’ disclosure of gender, racial and ethnic composition of the board so that JPMorgan can include that information as one of the many data points used in its holistic assessment of the companies. As with all proxy votes, JPMorgan seeks to vote in each Fund’s best interests to enhance long-term shareholder value.
•JPMorgan will generally vote against a plan and/or withhold its vote from members of the compensation committee when there is a disconnect between the chief executive officer’s pay and performance (an increase in pay and a decrease in performance). JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
•JPMorgan generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, JPMorgan supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
•In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. JPMorgan may also consider whether adoption of the proposal would inform and educate shareholders; have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
•JPMorgan votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where JPMorgan believes the company is lagging peers in terms of disclosure, business practices or targets. JPMorgan also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
•With regard to social issues, among other factors, JPMorgan considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
•JPMorgan expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, JPMorgan will generally support shareholder resolutions seeking the company to disclose data on workforce demographics, and release of EEO-1 or comparable data where such disclosure is deemed by JPMorgan as inadequate.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):
•Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
•Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMorgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•The Non-U.S. Guidelines reflect the applicable Region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, JPMorgan takes the company’s explanation into account as appropriate, based on JPMorgan’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, JPMorgan expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, JPMorgan uses the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
•Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change.
•The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
•In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that JPMorgan expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
•With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
•Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect JPMorgan’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
•JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.
•JPMorgan will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.
•The EMEA Guidelines indicate that JPMorgan expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders

Review (formerly the Hampton-Alexander Review).
•The Japan Guidelines include provisions on board diversity and indicate that JPMorgan believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).
•The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
•JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•JPMorgan will generally vote against anti-takeover devices.
•JPMorgan considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. With regard to social issues, among other factors, JPMorgan considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
North America and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:
•The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, JPMorgan is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.
•The North America and Non-U.S. Guidelines include climate risk guidelines due to JPMorgan’s view that climate change has become a material risk to the strategy and financial performance of many companies. JPMorgan may vote against directors of companies, that, in JPMorgan’s opinion, face material climate-related transition or asset risks, where such disclosures are not available or where JPMorgan believes such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, JPMorgan encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures (“TCFD”). In addition, for companies in industries where JPMorgan believes climate change risks pose material financial risks, JPMorgan encourages more comprehensive reporting including scenario analysis to help under the resilience of a company’s strategy and disclosures of Scope 1 and 2 greenhouse gases (“GHG”) emission targets, where decarbonization of a company’s operations and purchased energy has been identified by the company as a key part of a company’s strategy to manage climate change risks. In addition, for companies who have chosen to set long-term net zero targets, JPMorgan encourages the company to make disclosures including scope of emissions included in such targets in order to allow JPMorgan to evaluate the long-term credibility of transition plans. JPMorgan may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.

Securities Lending
 Proxies for securities that are out on loan normally cannot be voted, as title passes to the borrower of the securities. JPMorgan is not involved in a Fund’s securities lending arrangements as it is not a party to a securities lending agreement involving the Fund and does not make the decision to lend a Fund’s securities. As a result, to the extent that a Fund engages in securities lending, JPMorgan’s will not recall securities of the Fund on loan.

KEYRIDGE ASSET MANAGEMENT LIMITED
1. INTRODUCTION
Keyridge Asset Management Limited (“Keyridge”) considers the exercise of voting rights to be an important component of its fiduciary responsibility to act in a manner that aims to maximize long-term risk adjusted returns for our clients.
2. SCOPE
This Policy applies to all financial instruments with voting rights. The purpose of this Policy is to set the principles for exercising voting rights and to set guidelines for voting activity for the assets managed in investment portfolios by Keyridge.
Keyridge takes its responsibility to vote seriously. We aim to support business practices that drive long-term value creation for our clients, shareholders, and other stakeholders. We pay attention to potentially financially material factors relevant to long-term economic performance, including strategy, financial and non-financial performance and risk, capital structure, social and environmental impact and corporate governance.
3. ACTIVE OWNERSHIP
Keyridge believes that investors, whether working individually or collaboratively, have the ability to influence the behaviour of investee companies to advance the longer-term financial performance of these companies, helping to reduce portfolio risk and to deliver long-term performance for clients. Keyridge believes that constructive engagement and exercising voting rights are intended to promote stronger corporate governance and better management of risks in investee companies.
We’re responsible for exercising voting rights in a considered manner, within the context of a constructive relationship with a company’s management.
4. VOTING
Keyridge pays attention to potentially financially material factors relevant to long-term economic performance, including strategy, financial and non-financial performance and risk, capital structure, as well as non-financial factors including corporate governance, social and environmental considerations.
Keyridge takes into consideration the global nature of the assets we manage for our clients by allowing local practices to be followed. This policy was developed with consideration of global guidelines from institutions such as the Organisation for Economic Co-operation and Development (“OECD”), the International Corporate Governance Network (“ICGN”) and global principles such as the United Nations Global Compact.
We may vote against management when appropriate and after considering the different corporate governance norms in the jurisdictions where the relevant company is located. These decisions are made following an assessment of internal and external research, the outcomes of relevant engagements, data obtained from our external data providers and our proxy voting agent.
Keyridge currently uses Institutional Shareholder Services UK Limited (“ISS”) as our proxy voting agent. ISS provide us with advisory and proxy voting services. We use ISS’s platform to vote electronically, issue meeting notifications, execute our voting decisions, and to generate reports.
5. SECURITIES LENDING
Keyridge may engage in securities lending where we have discretion to do so under a client’s mandate. Keyridge oversees the placing of loans via our custodian and applies clear risk-management criteria to all securities lending. When we determine that it is in the client’s best interest, we will recall stocks so that we can vote at the relevant investee company’s shareholder meetings.
Our practice is to recall stock in companies that we are communicating with so that Keyridge can vote at its shareholder meetings. The Responsible Investment Team can request that securities are excluded from the stock lending programme. Such requests will be reviewed and authorised, where appropriate, by Keyridge’s Chief Investment Officer (“CIO”).
6. GOVERNANCE
Responsible Investment Team

The Responsible Investment Team monitors our voting activities and reviews our voting decisions to ensure alignment with this policy. The Responsible Investment Team also monitors the voting recommendations generated by our proxy voting agent to ensure they are consistent with these guidelines.
The Responsible Investment Team reports on our voting activities to the Keyridge’s Responsible Investment Governance Committee.
Responsible Investment Governance Committee (“RIGC”)
Keyridge has a Responsible Investment Governance Committee (“RIGC”). The RIGC is responsible for overseeing adherence to this Policy. This Policy is reviewed annually (or more frequently if required) by the RIGC and all updates are approved by Keyridge’s board of directors. The RIGC is chaired by Keyridge’s Chief Sustainability Officer (“CSO”). The membership of the RIGC and its terms of reference are available on request.
The Keyridge Board of Directors approves updates to this Policy annually or more frequently if required.
Conflicts of Interest
As a MiFID authorised firm, Keyridge is required to take all appropriate steps to identify, manage or prevent potential or actual conflicts of interest that arise when providing its services. In Keyridge’s engagement with investee companies, and in making voting decisions, any potential or actual conflicts that arise will be managed in accordance with our Conflicts of Interest policy. Keyridge will abide by the principles of treating its clients fairly and dealing honestly and professionally with all stakeholders.
Keyridge, together with the Irish Life Group, has designed and maintains organisational and administrative arrangements to identify, assess and manage any potential conflicts of interest in a timely manner.

LAZARD ASSET MANAGEMENT LLC
Global Proxy Voting Policy
A. INTRODUCTION
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
B. RESPONSIBILITY TO VOTE PROXIES
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C. GENERAL ADMINISTRATION
1. Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by an Active Ownership Committee (the “AO Committee”) comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The AO Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all AO Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the AO Committee’s members are in attendance by phone or in person. Decisions of the AO Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The AO Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the AO Committee in circumstances where a meeting of the members is not feasible.
2. Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the AO Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The AO Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
3. Voting Process
The AO Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case- by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the AO Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the AO Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the AO Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D. SPECIFIC PROXY ITEMS
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The AO Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below

1. Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:
•issues relating to the timing or conduct of annual meetings;
•provisionary financial budgets and strategy for the current year;
•proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
•proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
•changes to a company’s name.
2. Amendments to Board Policy/Charter/Regulation:
Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if:
•there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
3. Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a. Board of Directors and its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
•the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
•a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•proposals seeking to de-classify a board;
•the implementation of director stock retention/holding periods;
•proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
•changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

•the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
•proposals to require an independent board chair or the separation of chairman and CEO; and
•establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
•proposals seeking to classify a board
•the election of directors where the board does not have independent “key committees” or sufficient board independence;
•non-independent directors who serve on key committees that are not sufficiently independent;
•proposals relating to cumulative voting;
•proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
•release of restrictions on competitive activities of directors (this is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships)) if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and
•the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties (for example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues); and
•the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:
•Board effectiveness– supporting board structure, diversity of cognitive thought, independence and avoiding over- boarding.
•Accountability– in conjunction with the immediately preceding bullet point, emphasizing individual account- ability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.
b. Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•proposals to adopt supermajority vote requirements or increase vote requirements;
•proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•“blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.
c. Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
•proposals to adjourn US meetings;
•proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•efforts to eliminate or restrict right of shareholders to act by written consent; and
•proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.
4. Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
•management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•stock splits and reverse stock splits;
•investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments (evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c)disclosure of the nature of products in which the company proposed to invest and associated risks of the investment);
•requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•management proposals to adopt or amend dividend reinvestment plans; and
•dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•matters affecting shareholder rights, such as amending votes-per-share;
•management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•the use of proceeds and the company’s past share issuances (specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission);
•proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
•changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
•the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
5. Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR:
•employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•proposals to submit severance agreements to shareholders for approval;
•annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
•annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
•restricted stock plans that do not define performance criteria; and
•proposals to approve executive loans to exercise options.
Lazard has Approved Guidelines generally to vote AGAINST:
•proposals to re-price underwater options;
•annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:
•the level of dissent on previous Say on Pay votes; and
•individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.
6. Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a case-by-case basis for these proposals.

7. Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
•asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•seeking the approval of anti-discrimination policies;
•which are considered socially responsible agenda items;
•which improve an investee company’s ESG risk management and related disclosures; and
•deemed to be in the long-term interests of shareholders.
8. Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
•seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•seek to improve the diversity of the board;
•seek improved disclosures on the diversity of the board and the wider workforce;
•seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•seek to eliminate or restrict severance agreements, or
•are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
•seek to infringe excessively on management’s decision-making flexibility;
•seek to establish additional board committees (absent demonstrable need);
•seek to establish term limits for directors if this is unnecessary;
•seek to change the size of a board (unless this facilitates improved board diversity);
•seek to require two candidates for each board seat; or
•are considered not to be in the long-terms interests of shareholders.

E. VOTING SECURITIES IN DIFFERENT COUNTRIES
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
F. CONFLICTS OF INTEREST
1. Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
•Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
•Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2. General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the AO Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3. Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
a. Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
b. Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
G. OTHER MATTERS
1. Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the AO Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the AO Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
2. Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H. REPORTING
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I. RECORDKEEPING
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J. REVIEW OF POLICY AND APPROVED GUIDELINES
The AO Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The AO Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

LOOMIS, SAYLES & COMPANY, L.P.
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•The client so directs Loomis Sayles.
•The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control .
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the

Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,(c)the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles,
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.
PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.  Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.  Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy– Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest– For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.  Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote, on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.  Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.  General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.  Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as sub-adviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

LORD, ABBETT & CO. LLC
I. POLICY SCOPE
Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”) view proxy voting as an important element of the portfolio management services they provide to advisory clients who have granted the Lord Abbett Advisers with the authority to vote proxies on their behalf. The Lord Abbett Advisers will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary obligations or in accordance with written client instructions, if applicable. In this regard, the Lord Abbett Advisers seek to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the guiding principle of the Lord Abbett Advisers’ approach to proxy voting is the belief that effective proxy voting creates a sound corporate governance framework that best serves the long-term interests of a company’s shareholders.
This Proxy Voting Policy (the “Policy”) and the related proxy voting guidelines set forth in Appendix A (the “Guidelines”) were developed to implement the Lord Abbett Advisers’ proxy voting philosophy and address a broad range of issues that arise most frequently. These Guidelines are not exhaustive, and these Guidelines represent our general views. The Lord Abbett Advisers will vote in their discretion on any specific proposal consistent with a client’s long term best interest. The Lord Abbett Advisers are not obligated to vote pursuant to the Guidelines, and, when voting, will review each matter on a case-by-case basis.
Certain terms used in this Policy are defined in Section VII.
II. OVERVIEW
Investment teams vote proxies on behalf of: (i) pooled investment vehicles advised by a Lord Abbett Adviser, including the Lord Abbett Family of Funds and the Lord Abbett Alternatives Funds (the “Lord Abbett Funds”) and; (ii) advisory clients that have explicitly granted a Lord Abbett Adviser the authority to vote proxies on their behalf. The Lord Abbett Advisers will generally vote proxies in accordance with the Guidelines, unless the client has provided specific proxy voting instructions in writing.
•Securities held across multiple client accounts: When multiple investment teams manage one or more portfolios that hold the same voting security, the Proxy Governance Team may engage with the investment teams, as needed, to determine a vote recommendation. In these situations, the Lord Abbett Advisers will generally vote with the investment team that manages the largest number of shares of the security.
•Foreign security considerations: Voting proxies of companies located in certain jurisdictions may raise issues that will restrict or prevent the ability to vote such proxies or entail significant costs. These issues include but are not limited to: (i) ballots written in a language other than English: (ii) untimely or insufficient notice of shareholder meetings; and (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes. Accordingly, a Lord Abbett Adviser will vote non-U.S. proxies on a reasonable best efforts basis only, after weighing the costs and benefits of voting such proxies.
•In certain foreign jurisdictions the voting of proxies can result in other restrictions that have an economic impact or cost to the security, such as “share blocking.” Share blocking would prevent a Lord Abbett Adviser from selling the shares of the foreign security for a period of time if the Lord Abbett Adviser votes the proxy. In determining whether to vote proxies subject to such restrictions, the Lord Abbett Advisers, in consultation with the Proxy Governance Team, consider whether the vote itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, the Lord Abbett Advisers may determine not to vote such proxies.
•Securities lending: Certain Lord Abbett Funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. A Lord Abbett Adviser will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, a Lord Abbett Adviser may be unable to recall shares or may choose not to recall shares for several reasons, including if timely notice of a meeting is not received or if the Lord Abbett Adviser determines that the opportunity for the Fund to generate securities lending revenue outweighs the benefits of voting.
•Clients other than the Lord Abbett Funds may participate in externally managed securities lending programs. In these cases, client preference, operational processes, and other factors determine whether the loaned securities are recalled.
•Funds of funds: Certain Lord Abbett Funds are structured as funds of funds and invest their assets primarily in other Lord Abbett Funds (the “Funds of Funds”). Accordingly, a Fund of Funds is a shareholder in an underlying Lord Abbett Fund (the “Underlying Fund”) and may be requested to vote on a matter pertaining to such Underlying Fund. With respect to any such scenario, the Fund of Funds shall vote its shares of the Underlying Fund in accordance with the recommendation set forth in the proxy statement.
•A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds (the “Unaffiliated Underlying

Fund”). If a Fund of Fund’s ownership in an Unaffiliated Underlying Fund exceeds 25% of the voting securities of the Unaffiliated Underlying Fund (10% for a business development company or closed end fund), the Fund of Funds will vote its shares in the Unaffiliated Underlying Fund in the same proportion as the votes of all other shareholders of the Unaffiliated Underlying Fund.
III. CONFLICTS OF INTEREST
There may be occasions where voting a proxy may present a perceived or actual conflict of interest between the Firm, including the Lord Abbett Advisers, and one or more clients or vendors. For example:
•Firm-level: A conflict of interest may exist if the Firm has a material business relationship with either the issuer soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, when the company soliciting the proxy is a client or serves as a vendor or service provider to the Firm, a Lord Abbett Adviser, or the Lord Abbett Funds.
When Firm-level conflicts exist, it is possible that by voting against the company management recommendations, the Firm may lose revenue or jeopardize a strategic business relationship.
•Individual: A conflict may exist where a Firm employee has a known personal or business relationship with participants in proxy contests, corporate directors or candidates for directorship. Firm employees must always act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
Individuals with proxy voting responsibilities must report any known personal or business conflicts of interest regarding proxy issues with which they are involved to the Proxy Governance Team. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
When conflicts of interest arise in connection with proxy voting, the Firm’s Standards & Practices Committee (“SPC”) serves as the primary point of escalation. (See Section IV).
IV. PROXY GOVERNANCE: OVERSIGHT AND ADMINISTRATION
Proxy Governance Team
The Proxy Governance Team oversees the proxy voting process. Absent a conflict of interest, the Proxy Governance Team will review all relevant information pursuant to the voting process and communicate the decision to the Proxy Service Provider.
Proxy Service Provider
The Lord Abbett Advisers have retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to support the administration of the proxy process.
When voting proxies, the Lord Abbett Advisers consider the recommendations of the Proxy Service Provider but make an independent voting decision while taking into account the best interest of clients, including the Lord Abbett Funds and their shareholders.
The Proxy Governance Team is also responsible for oversight of the Proxy Service Provider and performs periodic due diligence which includes conflicts of interest, methodologies for developing vote recommendations, changes in leadership and resources.
Standards & Practices Committee
The SPC serves as a point of escalation for proxy voting matters that pose a conflict of interest and involve a recommendation that is contrary to that of the Proxy Service Provider. In those circumstances, the matter shall be reviewed by the SPC for resolution of the issue.
V. OTHER MATTERS
Material Non-Public Information
On occasion, a proxy solicitor may contact investment or other personnel in advance of the distribution of proxy solicitation materials to solicit support for certain proposals. This contact and subsequent discussion may result in the receipt of material, non-public information by the investment person or other recipient. In such a case, Global Compliance must be contacted immediately and such information may not be shared with others at the Firm, and no trading or recommendation regarding trading may be done or made while in possession of such information, in each case without the approval of Global Compliance.
In certain circumstances, it may be appropriate to share the Lord Abbett Advisers’ general approach to voting certain issues. However, employees are prohibited from disclosing to proxy solicitors or other third parties how a Lord Abbett Adviser is expecting to vote during a pre-solicitation communication without the prior approval of Global Compliance. Employees who are contacted in advance of the distribution of proxy solicitation materials must contact the Proxy Governance Team immediately.
Shareholder Resolutions
The Lord Abbett Advisers may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective. In such a case, the Legal Department must be consulted.
VI. REGULATORY FILINGS AND REPORTING
Filings
The Lord Abbett Advisers make their proxy voting records publicly available in compliance with applicable regulatory requirements and industry best practices:
•The Lord Abbett Funds and the applicable Lord Abbett Alternatives Funds shall annually disclose their proxy voting record for the most recent 12-month period ended June 30 on Form N-PX and shall post a link to the completed Form N-PX on the Lord Abbett Funds’ public web-site.
•The Lord Abbett Advisers that are Form 13F filers shall annually report on Form N-PX how it voted proxies concerning certain shareholder advisory votes on executive compensation (“say on pay”).
•If a Lord Abbett Adviser serves as a sub-adviser to a registered investment company with a Form N-PX filing requirement (a “Sub-Advised Fund”), the Lord Abbett Adviser shall, upon request, promptly furnish the Sub-Advised Fund’s proxy voting information to the sponsor of the Sub-Advised Fund.
Reporting
At least annually (and if applicable) the Proxy Governance Team shall provide the Boards of the Lord Abbett Funds with a proxy voting report which shall include, among other things, the results of the most recently completed proxy voting season, conflicts of interest resolution, including conflicts that were escalated to the SPC and the outcome of such votes, proxies involving foreign securities, proxies involving securities on loan, enhancements or changes made to this Policy or the Guidelines and any other proxy voting information that the Boards or their counsel shall request.
VII. DEFINED TERMS
Firm means Lord, Abbett & Co. LLC, and its affiliates.
Investment Advisers Act means the U.S. Investment Advisers Act of 1940, as amended. Investment Company Act means the U.S. Investment Company Act of 1940, as amended. Lord Abbett Advisers means Lord, Abbett & Co. LLC, and its advisory affiliates.
Lord Abbett Alternatives Funds means the family of funds consisting of: (i) closed-end investment companies that have elected to be regulated as business development companies under the Investment Company Act and advised by a Lord Abbett Adviser, and (ii) the closed-end interval funds registered under the Investment Company and advised by a Lord Abbett Adviser.
Lord Abbett Family of Funds means the family of open-end mutual funds registered under the Investment Company Act and advised by a Lord Abbett Adviser.
Lord Abbett Funds means collectively, the Lord Abbett Family of Funds and the Lord Abbett Alternative Funds.
Proxy Governance Team means the team within the Office of the Chief Operating Officer (Investments) that is responsible for the oversight of the proxy voting process for the Lord Abbett Advisers.
SEC means the U.S. Securities and Exchange Commission.

Securities Act means the U.S. Securities Act of 1933, as amended.
APPENDIX A
PROXY VOTING GUIDELINES
The Lord Abbett Advisers’ Proxy Voting Guidelines pertaining to specific issues are set forth below. Proposals will generally be voted consistent with these Guidelines but may deviate based on the facts and circumstances of the matter under consideration.
Corporate Governance
Investors and businesses have benefited from positive changes in corporate governance. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating an approach, the Lord Abbett Advisers are focused on best practice standards for governance, including industry approved frameworks and guidance.
Directors
A company’s board of directors oversees all aspects of its business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, the Lord Abbett Advisers will consider the following factors, among others:
•the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement;
•the composition of the board and its committees
•whether the nominee is independent of the company’s management;
•the nominee’s board meeting attendance;
•the nominee’s history of representing shareholder interests on the company’s board or other boards;
•the total number of outside board positions held by the nominee;
•the nominee’s investment in the company;
•the company’s long-term performance relative to a relevant market index; and
•takeover activity.
We may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, the Lord Abbett Advisers will consider additional factors related to the specific committee’s oversight responsibilities.
Competent boards add value and represent shareholders’ perspectives effectively during board deliberations. Companies with effective boards have a competitive advantage, as boards provide invaluable oversight and actively contribute to critical management choices that bolster long-term financial performance. With this in mind, the Lord Abbett Advisers believe companies that draw from a larger pool of candidates and attract and retain a diversity of talent from many backgrounds are better positioned for long-term, sustainable success. The Lord Abbett Advisers encourages boards to periodically assess director qualifications and skills to ensure relevant experience and diverse perspectives are represented.
The Lord Abbett Advisers believe that diversity and inclusivity presents the flow of novel perspectives and skills that lead to overall better risk management and the company’s competitiveness over time. We encourage boards to pursue diversity and inclusivity. We recognize that diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, we take the view that diversity across gender, race, or ethnicity should be evident.
The Lord Abbett Advisers will consider their engagement history with a company and vote on proposals related to board diversity on a case-by-case basis taking into consideration if the company has articulated a plan for advancing diversity on the board.
Governance Practices

The Lord Abbett Advisers may consider a vote against, or withhold votes for, certain director nominees at companies that have material governance shortcomings, including those implemented at the time of an initial public offering, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, or supermajority vote standards, among others.
Majority Voting
The Lord Abbett Advisers generally favor a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast and we will generally support proposals that seek to adopt a majority voting standard.
Board Classification
The Lord Abbett Advisers generally believe that directors should be elected annually and will typically support proposals that seek to remove a classified board structure though not for investment products (such as business development companies) where such structures are usual and customary. When evaluating board classification proposals, the following factors, may be considered, among others:
•the company’s long-term strategic plan;
•the extent to which continuity of leadership is necessary to advance that plan; and
•the need to guard against takeover attempts.
Board Independence
Director independence– from management, significant shareholders, or other related parties– is a key principle of sound corporate governance. The Lord Abbett Advisers encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the board’s decision-making and oversight of the company’s management. We generally consider it a sound practice for the board to be comprised of a majority of independent members.
Circumstances that may raise questions as to independence include, but are not limited to:
•current or recent employment at the company or a related entity;
•being, or representing, a shareholder with a substantial ownership interest in the company;
•having any other interest, business or other relationship which could, or be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.
We may withhold votes or vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.
Independent Board Chair
Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. The Lord Abbett Advisers vote on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.
Overboarding
The Lord Abbett Advisers believe that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. It is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. We may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active executive who sits on more than two outside public company boards.

Compensation and Benefits
The Lord Abbett Advisers pay particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.
The Lord Abbett Advisers review all issues related to compensation on a case-by-case basis and may oppose management if we believe:
•a company’s compensation ratio to be excessive or inconsistent with that of its peers;
•a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or
•a company has not met performance expectations, among other reasons.
Advisory Vote on Executive Compensation
“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. The Lord Abbett Advisers generally prefer that say-on-pay proposals occur on an annual basis and will evaluate say-on-pay proposals on a case-by-case basis. We consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.
Equity Compensation Plans
Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. The Lord Abbett Advisers will vote on equity compensation plans on a case-by-case basis. In evaluating such proposals, we will consider the following factors, among others:
•whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders;
•the rate at which a company grants equity awards;
•the features of the plan and costs associated with it;
•whether the plan allows for repricing or replacement of underwater stock options; and
•quantitative data regarding compensation ranges by industry and company size.
We scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.
Employee Stock Purchase Plans
Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. The Lord Abbett Advisers will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.
Clawback Provisions
The Lord Abbett Advisers believe that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. We will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other relevant factors.
Tax Gross-ups

The Lord Abbett Advisers generally support the adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.
Severance Agreements
Severance (also referred to as “golden parachute”) payments are sometimes made to departing executives after termination or upon a company’s change in control. The Lord Abbett Advisers will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event. We will vote shareholder proposals related to severance agreements on a case-by-case basis.
Shareholder Rights
Proxy Access
Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. The Lord Abbett Advisers vote on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation.
Similarly, we evaluate proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.
Shareholder Rights Plans
Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. The Lord Abbett Advisers believe that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders. Accordingly, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification.
In evaluating a poison pill proposal, however, the Lord Abbett Advisers may consider the following factors, among others:
•the duration of the poison pill;
•whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value;
•our level of confidence in management;
•whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support long-term corporate goals; and
•the need to guard against takeover attempts.
Rights to Call Special Shareholder Meetings
The Lord Abbett Advisers typically support the right to call special shareholder meetings. In evaluating such a proposal, we will consider the following factors, among others:
•the stock ownership threshold required to call a special meeting;
•the purposes for which shareholders may call a special meeting;
•whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and
•the anticipated economic impact on the company of having to hold additional shareholder meetings.
Similarly, we evaluate proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis. We may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent
The Lord Abbett Advisers vote on a case-by-case basis on proposals requesting rights to act by written consent, though we may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.
Virtual Shareholder Meetings
Companies should hold annual special shareholder meetings in a manner that best services the needs of its shareholders and the company. Shareholders should have the opportunity to participate in such meetings. Shareholder meetings provide shareholders with the opportunity to provide feedback or raise concerns and hear from the board and company management.
The Lord Abbett Advisers will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform). We will consider proposals to authorize the company to hold virtual only meetings (held entirely through a virtual platform with no in-person component) on a case-by-case basis.
Supermajority Vote Requirements
A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. The Lord Abbett Advisers typically support the ability of shareholders to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.
Cumulative Voting
The Lord Abbett Advisers generally vote against cumulative voting proposals. Cumulative voting provides that shareholders may concentrate their votes for one or more candidates, a system that can enable a minority block to place representation on a board.
Confidential Voting
The Lord Abbett Advisers believe that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.
Reimbursing Proxy Solicitation Expenses
The Lord Abbett Advisers vote on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.
Transacting Other Business
The Lord Abbett Advisers believe that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, we typically vote against such proposals.
Corporate Matters
Charter Amendments
A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. The Lord Abbett Advisers consider proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these Guidelines.
Capital Structure
A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. The Lord Abbett Advisers will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (e.g., to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

The Lord Abbett Advisers generally believe that all shares should have equal voting rights at publicly traded companies and will:
•generally oppose proposals to create a new class of stock with superior voting rights; and
•typically vote for proposals to eliminate a dual or multi-class voting structure.
Reincorporation
The Lord Abbett Advisers generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.
Mergers, Acquisitions, and Restructurings
The Lord Abbett Advisers view the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision and evaluate such proposals on a case-by-case basis. In evaluating such proposals, we may consider the following factors, among others:
•the anticipated financial and operating benefits;
•the offer price;
•the prospects of the resulting company; and
•any expected changes in corporate governance and their impact on shareholder rights.
Political Contributions and Lobbying
The Lord Abbett Advisers recognize that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While we understand the rationale for involvement in certain political activities, we generally encourage transparency in the process to help stakeholders evaluate potential risks that may impact returns. The Lord Abbett Advisers generally encourage the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.
We will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, we will consider the current level of disclosure, peer disclosure, previous litigation or controversies, the consistency between a company’s public statements on issues and the nature of its lobbying activity, engagement, and reputational or legal risks, among other factors.
Climate Proposals
The Lord Abbett Advisers will vote proposals relating to environmental matters on a case-by-case basis. In evaluating these proposals, we consider materiality and risk and return potential as well as a company’s governance framework, current disclosures, peer disclosures, engagement, related controversies, and environmental commitments, among other factors.
Human Rights
The Lord Abbett Advisers support and respect the protection of internationally proclaimed human rights and companies that are not complicit in human rights abuses. In evaluating proposals related to human rights, the Lord Abbett Advisers will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors and vote such matters on a case-by-case basis.
Auditors
The Lord Abbett Advisers believe that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other relevant factors.

LSV ASSET MANAGEMENT
LSV Asset Management’s (“LSV” or the “Firm”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for current clients, LSV typically votes in accordance with GLC’s standard Benchmark Policy guidelines for applicable markets, as updated from time to time. Subject to limited exceptions, for new clients who wish to make LSV responsible for voting proxies and do not instruct otherwise, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time. The climate guidelines also may be applied to existing clients’ accounts upon request. These guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients who submit written requests may be permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV or selected other available GLC guidelines for their account, those guidelines will be followed with the assistance of GLC. LSV describes available GLC guidelines to clients on at least an annual basis.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address these concerns, GLC actively monitors information sources for supplemental or updated information from issuers and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and those of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.

LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person. Where clients have entered into securities lending agreements covering securities in accounts managed by LSV, the Firm will not be involved in such clients’ decisions to recall loaned securities for voting or other purposes unless specifically agreed to in writing.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a summary of available guidelines on an annual basis and may request a copy of their respective guidelines or elect to change their guidelines at any time. LSV will additionally provide any registered investment company for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5.
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.
Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard Benchmark Policy guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC’s guidelines emphasize assessing the financial implications of ESG issues in context of a company’s operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties.
Further, LSV is able to offer, to interested clients upon request, thematic guidelines. These include an additional level of analysis with respect to certain considerations, do not account for certain considerations, and/or favor or disfavor certain types of corporate policies or practices. GLC’s thematic guidelines thus provide a range of approaches for clients with their own perspectives on ESG or other issues. The following guidelines are available and may be obtained from LSV and applied to existing clients’ accounts upon request: Catholic guidelines; Corporate Governance Focused guidelines; ESG guidelines;
Investment Manager guidelines; Public Pension guidelines; Taft-Hartley guidelines; and Trust Bank guidelines.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
Our approach to proxy voting is guided by the following additional principles:
1.  Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
2. Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
3. Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.
4. Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
5. Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A. VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients. MFS reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
Additionally, these guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure and performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:
Director independence
•As a general matter, MFS will not support a nominee to a board if, as a result of such nominee being elected to the board, the board would consist of less than a simple majority of members who are “independent” (as determined by MFS in its sole discretion). MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or a third party (e.g., proxy advisory firm).
•As a general matter, MFS will vote against any non-independent nominee if MFS does not believe a key committee of the board (such as audit, nomination and compensation/remuneration committee) is “sufficiently independent.” MFS’ view of what constitutes “sufficiently independent” and which board committees are “key committees” varies by market.
•MFS may accept lower levels of independence in certain circumstances, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets.
Independent chairs
•MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.
Tenure in leadership roles
•MFS may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if refreshment is not being considered by the company’s board or MFS identifies other concerns that suggest more immediate refreshment is necessary.
Overboarding
•We believe that all directors should have sufficient time and attention to fulfil their duties and play their part in effective oversight, both in normal and exceptional circumstances. As a general guideline, MFS will generally vote against a director’s election if we believe that the director’s service on boards of outside public companies is “excessive”. Our view as to what constitutes “excessive” varies by market and role that the director serves with the public company (i.e., executive or non-executive). In cases of a director nominee who serves as a CEO or executive chair of a public company, MFS will likely only apply a vote against director’s election at the meetings of the companies where the director is a non-executive.
•When analyzing whether a director’s service on boards of multiple public companies is excessive, MFS may also consider: (i) whether the company has disclosed the director's plans to step down from one or more public company boards within a reasonable time; or (ii) whether the director serves on the multiple boards of affiliated companies, or on more than one investment company within the same investment company complex (as defined by applicable law). MFS may also vote in favor of a director whose service on outside public company boards we would otherwise deem to be excessive if after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.
•MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

Diversity
•MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS takes a holistic view on the dimensions of diversity that can lead to a diversity of perspectives.
•Gender diversity is one such dimension and if data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board, in our view, is comprised of an insufficient representation of directors who are women. Our view as to what constitutes insufficient representation varies by market.
•MFS may consider other dimensions of diversity if we believe that the board will benefit from more diverse perspectives.
•MFS considers exceptions to our approach if we believe that the company is transitioning towards a well-balanced board with diverse perspectives or has provided clear and compelling reasons for why they have been unable to do so.
Board size
•MFS believes that the size of the board can have an effect on the board's ability to function efficiently and effectively. MFS evaluates board size on a case-by-case basis.
Other concerns:
•MFS will generally not support a nominee if MFS can determine that the nominee attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.
•MFS may not support some or all nominees standing for re-election to a board if MFS determines (i) there are concerns with a director or board regarding performance, governance, or oversight; (ii) the board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders; or (iii) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda; or (iv) a Japanese company allocates a significant portion of its net assets to cross-shareholdings.
•MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if (i) MFS votes against consecutive executive compensation votes; (ii) MFS determines that a particularly egregious executive compensation practice has occurred; (iii) MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that MFS believes are detrimental to the long-term success of the company; or (iii) an advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
•Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.
•Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Discharge of Directors
•Where individual directors are not presented for election in the year MFS may apply the same vote position described above to votes on the discharge of the director.
Proxy contests
•From time to time, a shareholder may propose a slate of director nominees different than the slate of director nominees proposed by the company (a “proxy contest”). MFS will analyze proxy contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.
Board Accountability
Majority voting for the election of directors

•MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
Declassified boards
•MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent
•MFS believes that there should be an appropriate balance between the ability of shareholders to exercise the right to call special meetings or act by written consent with the cost of conducting such special meetings or actions.
•MFS will generally support management proposals to establish these rights where they do not currently exist.
•MFS will generally support shareholder proposals to adjust existing rights if we believe that the shareholder proposal appropriately balances shareholder and company interests (generally a threshold of 15% for large and widely held companies and a threshold between 15%-25% for other companies).
•MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.
•MFS may also support shareholder proposals to establish these rights if no existing right exists if we believe that to do so appropriately balances the interests of shareholders and the company. In such circumstances, we may support proposals with thresholds lower than the thresholds that we would support if proposed by management or a shareholder requesting an adjustment to an existing right.
Proxy access
•MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement (“proxy access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders.
•MFS generally supports proxy access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors.
Shareholder rights
Anti-takeover measures
•In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
•While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.
•MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
•MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
•MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders.
•MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”
Cumulative voting

•MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
One-share one-vote
•alignment of voting rights with economic interest and may not support a proposal that deviates from this approach.
•For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.
Reincorporation and reorganization proposals
•• When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals; however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business
•MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Capitalization proposals, capital allocation and corporate actions
Issuance of stock
•There are many legitimate reasons for the issuance of stock. Nevertheless, MFS may vote a stock option plan as noted below under “Executive Compensation-Stock Plans.”
•MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.
•MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.
Repurchase programs
•MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Mergers, acquisitions & other special transactions
•MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.
Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion.
Executive Compensation
Executive Compensation Packages

•MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that we believe are geared towards durable long-term value creation and aligned with shareholder interests and experience.
•MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances.
•MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.
•MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
•MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe (i) the incentives should be tied to issues that are financially material for the issuer in question; (ii) they should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures; and (iii) the weighting of incentives should be appropriately balanced with other strategic priorities.
•We believe non-executive directors may be compensated in cash or stock, but these should not be performance-based.
Stock Plans
•As a general matter, MFS will vote against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan that it views as having potential excessive dilution, considering aggregate dilution and burn rate.
•In addition, MFS may oppose stock option programs and restricted stock plans if they:
•Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
•Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
•In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
•MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
•From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will generally vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
•MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
•MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
•MFS may support reasonably crafted shareholder proposals that:
•Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
•Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
•Expressly prohibit the backdating of stock options; or,
•Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).
Environmental and Social Proposals
•MFS believes that a company’s environmental or social practices may have an impact on the company’s long-term economic financial performance, and we analyze such proposals on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal.
•Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
•Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis, and we will support them if in light of the relevant facts and circumstances we believe that to do so is in the best long-term interests of our clients.
•MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
•The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
B. GOVERNANCE OF PROXY VOTING ACTIVITIES
1. MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.
Determines whether any potential material conflict of interest exists;;
c.
Considers special proxy issues as they may arise from time to time; and
d.
Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.
2. Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals and members of the Proxy Voting Committee or the Stewardship Team) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.
Additionally, MFS will follow the process set forth below:
a. Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3. Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1. Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.
2. Analyzing and Voting Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3. Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4. Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D. ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact proxyteam@mfs.com.
E. RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F. REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above,
MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.

PEREGRINE CAPITAL MANAGEMENT, LLC
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders. Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
•The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
•The Portfolio Managers vote proxies in adherence to established policies and guidelines.
•Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
•If a Portfolio Manager votes contrary to established guidelines, (i.e., votes contrary to the guidelines established within this document) they are required to receive prior approval from the CCO/CLO.
•Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
•Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•Peregrine’s internal voting position guidelines cover four types of proposals:
routine management proposals;
anti-takeover proposals;
shareholder proposals; and
non-routine non-compensation proposals.
•The CCO/CLO reviews votes monthly and reports any non-compliance with this Proxy Manual to the Board. The frequency of CCO/CLO review is subject to change based on issues and findings in the monthly reviews.
•Peregrine employees that become aware of an actual or potential proxy voting conflict of interest must communicate the issue to the CCO/CLO, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•Despite best efforts to vote proxies promptly, there may be circumstances outside of Peregrine’s control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. As new accounts are opened, Peregrine contacts the custodian to set up proxy ballot receipt and voting through ISS Proxy Exchange.
•The Proxy Coordinators maintain each meeting notification from Institutional Shareholding Services, Inc. (ISS) in ISS Proxy Exchange website. ISS provides a listing of the ballots received, number of shares held per client account (according to custodians) and proxy materials. The number of shares according to the Peregrine accounting system is automatically uploaded to ISS Proxy Exchange for reconciliation against the shares reported by the custodians. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
•The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
•Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
•Meeting information, records of votes, and supporting rationales are available through the ISS website for the current year and the previous five calendar years.
•Peregrine prepares and distributes reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.
Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1. Election of directors and other officers of the corporation.
A2. Appointment of auditors.
A3. Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4. Reduce supermajority vote requirement.
A5. Indemnification of officers, directors, employees and agents.
A6. Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7. Declaring stock splits and stock dividends.
A8. Authorizing a new class or series of securities for ordinary business purposes.
A9. Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interest of the shareholders overrides our general desire to support management. We vote against the following management proposals when deemed to provide such a conflict:
B1. Board classification without cumulative voting.

B2. Elimination of shareholder action by written consent.
B3. Blank check preferred stock.
B4. Restricting removal of directors for cause only and only by a supermajority vote.
B5. Fair-price proposals combined with supermajority rules.
B6. Multiple anti-takeover proposals.
B7. Poison Pill proposals includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8. Golden Parachutes includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.
B9. Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals
C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1. Plans which provide for exercise prices below 85% of market value at the time of grant.
D2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4. Plans which give the Board the authority to establish exercise prices without preset limits.
D5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6. Combinations of the initiatives above.

PUTNAM INVESTMENT MANAGEMENT, LLC
Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.
Proxy Committee
Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
1. Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
2.
Considers special proxy issues as they may from time to time arise.
3.
Must approve all vote overrides recommended by investment professionals.
Proxy Voting Administration
The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:
1. Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.
2.
Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.
3.
Manages the process of referring issues to portfolio managers for voting instructions.
4.
Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.
5.
Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
6.
Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.

7.
Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.
8.
Prepares and distributes reports required by Putnam clients.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:
1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.
2. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.
Other
1. Putnam may elect not to vote when the security is no longer held.
2. Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.
3. Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.
4. Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.
Proxy Voting Referrals
Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third- party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.
The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
1. The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.
2.
No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment- related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.
3.
Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.
4.
The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.
5.
Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).
Recordkeeping
The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:
1. A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;
2.
A copy of each proxy statement received with respect to securities in client accounts;
3.
Records of each vote cast for each client;
4.
Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.
5.
Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.
Putnam Investments Proxy Voting Guidelines
Exhibit A to Proxy Procedures
The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.
The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.
I. Board-Approved Proposals
Proxies will be voted for board-approved proposals, except as follows:
A. Matters Relating to the Board of Directors
Uncontested Election of Directors
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. When evaluating a company’s board, Putnam may consider the diversity of professional backgrounds and personal characteristics. Putnam believes that companies generally benefit from diversity on the board, including diversity with respect to gender, ethnicity, race, skills, perspectives and experience.
Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:
•Putnam will withhold votes from the entire board of directors if:
•The board does not have a majority of independent directors,
•The board does not have nominating, audit and compensation committees composed solely of independent directors, or
•The board has more than 15 members or fewer than five members, absent special circumstances.
•Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.
•Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).
•Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.
•Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or
•Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)
Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)
•Putnam will vote on a case-by-case basis and may consider voting against the Nominating Committee Chair if there is a lack of evidence of board diversity.
Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.
•Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.
•Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.
•Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.
» Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.
» Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.
» Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.
» Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.
» Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.
Classified Boards
•Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
Ratification of Auditors
•Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)
Contested Elections of Directors
•Putnam will vote on a case-by-case basis in contested elections of directors.
B. Executive Compensation
Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
•Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.
•Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).
•Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
•Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.
•Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.
•Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
•Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
•Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.
•Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

•Vote on a case-by-case basis on such proposals if any of the following circumstances exist:
•the amount per employee under the plan is unlimited, or
•the maximum award pool is undisclosed, or
•the incentive bonus plan’s performance criteria are undisclosed, or
•the independent proxy voting service recommends a vote against.
•Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).
•Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.
•Putnam will review the proposal on a case-by-case basis if there is no recommendation of the independent proxy voting service.
•Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)
•Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.
•Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.
•Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:
1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.
3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
4) No discount on the stock price on the date of purchase since there is a company matching contribution.
Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.
Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.
C. Capitalization
Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:
•Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.
•Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)
•Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

D. Acquisitions, Mergers, Reorganizations and Other Transactions
Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.
E. Anti-Takeover Measures
Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:
•Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;
•Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.
•Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).
•Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.
•Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.
•Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
•Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
•Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.
F. Other Business Matters
Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:
•Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).
•Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.
•Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.
•Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.
•Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.
•Putnam will vote against proposals where there is a lack of information to make an informed voting decision.
•Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.
If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.
•Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.
•Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.
•Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:
1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;
2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and
3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.
Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.
Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.
•Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.
In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.
Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.
In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.
•Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.
Disclosure should address the following:
•the ability of shareholders to ask questions during the meeting
» including time guidelines for shareholder questions
» rules around what types of questions are allowed
» and rules for how questions and comments will be recognized and disclosed to meeting participants
» the manner in which appropriate questions received during the meeting will be addressed by the board
•procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•technical and logistical issues related to accessing the virtual meeting platform; and
•procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting
Putnam may vote against proposals that do not meet these criteria.
Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.
•Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.
•Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.
II. Shareholder Proposals
Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:
Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
•Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.
•Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
•Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
•Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.
•Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.
•Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan (“SERP”), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)
•Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)
•Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.
•Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)
•Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
» the company undergoes a change in control, and
» the change in control results in the termination of employment for the person receiving the severance payment.
•Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.
•Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.
•Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.
•Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes)
• However, Putnam will vote against such proposals when the company has a policy that minimally requires shareholder approval of severance agreements for executives that provides for cash severance benefits exceeding 2.99 times the sum of the executive's base salary plus target annual non-equity incentive plan bonus opportunity.
•Putnam will vote on a case-by-case basis on approving such compensation arrangements.
•Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.
•Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.
•Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.
•Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.
Environmental and Social
•Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.
•Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
•In addition, Putnam will consider proposals related to Artificial Intelligence (“AI”) on a case-by-case basis.
•Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
•Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.
•Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
III. Voting Shares of Non-US Issuers
Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:
1. Share blocking. Shares must be frozen for certain periods of time to vote via proxy.
2. Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.
3. Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.
Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:
•Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.
•Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
•Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
•Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.
•Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

•Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.
•Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.
•Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.
•Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).
•Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.
•Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.
•Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.
•Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.
•Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).
•Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.
•Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.
Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:
» Disconnect between pay and performance
» No performance metrics disclosed;
» No relative performance metrics utilized;
» Single performance metric was used and it was an absolute measure;
» Performance goals were lowered when management failed or was unlikely to meet original goals;
» Long Term Incentive Plan is subject to retesting (e.g., Australia);
» Service contracts longer than 12 months (e.g., United Kingdom);
» Allows vesting below median for relative performance metrics;
» Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
» Contains provisions to automatically vest upon change-of-control; or
» Other poor compensation practices or structures.

» Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
» Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)
•Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.
Matters Relating to Board of Directors
Uncontested Board Elections
Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand
•Putnam will vote against the entire board of directors if
•fewer than one-third of the directors are independent directors, or
•the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•the chair of the audit, compensation or nominating committee is not an independent director.
Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.
•Putnam will generally vote in favor of nominees to the Supervisory Committee
Australia
•Putnam will vote against the entire board of directors if
•fewer than a majority of the directors are independent, or
•the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or
•the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.
Brazil
•Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.
•Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.
•Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.
•Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.
•Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).
•Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.
•Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.

Canada
Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.
Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.
Continental Europe (ex-Germany)
•Putnam will vote against the entire board of directors if
•fewer than a majority of the directors are independent directors, or
•the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.
In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).
Germany
•For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
•Putnam will vote against the Supervisory Board if
» the board has not established an audit committee comprising an Independent chair.
» the audit committee chair serves as board chair.
» the board contains more than two former management board members.
•Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.
Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.
Israel
Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as “other” (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,
•Putnam’s guidelines regarding board Nominating Committees will not apply
•Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy
Election of directors and statutory auditors:
•Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.
•Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.
•Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.
Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.
•Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)
Japan
•For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:
•the board does not have a majority of outside directors,
•the board has not established nominating and compensation committees composed of a majority of outside directors,
•the board has not established an audit committee composed of a majority of independent directors, or
•the board does not have at least two independent directors for companies with a controlling shareholder.
•For companies that have established a statutory auditor board structure:
•Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.
•For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:
•the board does not have at least two outside directors, or
•the board does not have at least two independent directors for companies with a controlling shareholder.
•Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)
•For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:
•the board does not have at least two outside directors,
•the board does not have at least two independent directors for companies with a controlling shareholder, or
•the board has not established an audit committee composed of a majority of independent directors
Election of Executive Director and Election of Supervisory Director - REIT
REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.
•Putnam will generally vote for the election of Executive Director
•Putnam will generally vote for the election of Supervisory Directors

Commentary:
Definition of outside director and independent director:
The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).
The guidelines have incorporated these definitions in applying the board independence standards above.
Korea
Putnam will withhold votes from the entire board of directors if:
•For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,
•For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,
•The board has not established a nominating committee with at least half of the members being outside directors, or
•the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.
Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.
•Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.
Malaysia
•Putnam will vote against the entire board of directors if:
•less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•the board has not established an audit committee with all members being independent directors, including the committee chair,
•the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

Nordic Markets– Finland, Norway, Sweden
•Putnam will vote against the entire board of directors if:
Board Independence:
•The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•The board does not have at least two directors independent from the company and its major shareholders holding ˃ 10% of the Company’s share capital. (Sweden, Finland, Norway)
•An executive director is a member of the board. (Norway)
Audit Committee:
•The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•The audit committee does not have at least one director independent from the company and its major shareholders holding ˃ 10% of the Company’s share capital. (Sweden, Finland)
•The audit committee is not majority independent. (Norway)
Remuneration Committee:
•The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•The remuneration committee is not majority independent of the company. (Finland)
•The remuneration committee does not consist fully of non-executive directors. (Finland)
•The remuneration committee is not fully independent of management (Norway)
•The remuneration committee is not majority independent from the company and its major shareholders holding ˃ 50% of the Company’s share capital. (Sweden, Finland, Norway)
Board Nomination Committee:
•The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•An executive is a member of the nomination committee. (Finland)
External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:
•The external committee is not majority independent of the company and management. (Sweden)
•The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•The external committee does not meet best practice based on Glass Lewis analysis. (Finland)
•The external committee is not majority independent of the board and management. (Norway)
•The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•There is insufficient disclosure provided for new nominees (Norway)
•An executive is a member of the committee. (Norway)
Russia
•Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.
•Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

Singapore
•Putnam will vote against from the entire board of directors if
•in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.
United Kingdom, Ireland
Commentary:
Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.
Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.
Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.
•Putnam will withhold votes from the entire board of directors if:
•the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,
•the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or
•the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or
•The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.
All other jurisdictions
In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
•Putnam will vote against the entire board of directors if
•fewer than a majority of the directors are independent directors, or
•the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Additional Commentary regarding all Non-US jurisdictions:
Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.
•Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
•Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
•Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
•Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
•Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.
Shareholder nominated directors/self-nominated directors
•Putnam will vote against shareholder nominees if Putnam supports the board of directors.
•Putnam will vote on a case-by case basis if Putnam will be voting against the current board.
•Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.
Other Business Matters
Japan
A. Article Amendments
•The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.
•Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.
•Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).
•Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, “special directors” who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.
•Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.
•Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters
•Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.
•Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.
•Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.
C. Other Business Matters
•Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.
•Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.
•Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.
•Putnam will vote against proposals that authorize the board to vary the AGM record date.
•Putnam will vote for proposals to abolish the retirement bonus system
•Putnam will vote for board-approved director/officer indemnification proposals
•Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.
•Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:
1) The poison pill must have a duration of no more than three years.
2) The trigger threshold must be no less than 20 percent of issued capital.
3) The company must have no other types of takeover defenses in place.
4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.
5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.
6) The directors must stand for reelection on an annual basis.
7) The company must release its proxy materials no less than three weeks before the meeting date.
•Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.
•Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)
•Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.
•Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.
•Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.
United Kingdom
•Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.
France
•Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.
•Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.
Canada
•Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.
Hong Kong
•Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.
•Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.
This policy supplements policies regarding share issuances as stated above under section
III. Voting Shares of Non-US Issuers.
Taiwan
•Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.
Australia
•Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.
•Putnam will vote for proposals renewing partial takeover provisions.
•Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey
•Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

RBC GLOBAL ASSET MANAGEMENT
PROXY VOTING GUIDELINES
INTRODUCTION
Proxy voting approach
As an asset manager, RBC Global Asset Management (RBC GAM) acts in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, “portfolios”). This includes exercising the voting rights attached to securities in the portfolios we manage, where we have such authority. We exercise the voting rights of the portfolios we manage in their best interests and with a view to enhancing the long-term value of the securities held.
Enhancing governance
We believe that issuers with good governance practices generally are able to focus on long-term sustainable growth, and are more likely to effectively manage conflicts and material environmental and social risk factors. These issuers are also more likely to access fixed income markets when needed, and pose less risk for equity investors due to proper alignment of shareholder and management interests. As such, we believe that exercising our voting rights is an effective way of considering issues that are material to our investments and can help protect and enhance the long-term value of the portfolios we manage.
Proxy voting issues
Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer.
A decision to invest in an issuer can include consideration of the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management recommendations on routine matters. When considering the election of directors, we may consider the board’s past course of action and any plans to improve governance and disclosure.
Proxies may also contain shareholder proposals requesting a change in an issuer’s policies and practices. When evaluating shareholder proposals, we consider materiality, prescriptiveness, and existing disclosures and commitments, where applicable. Under this approach, where we believe fulfillment of shareholder proposal requests is in the best interests of our portfolios, we will support them.
We conduct due diligence on management performance and corporate governance issues and may consider the analysis and voting recommendations provided by independent research firms. We are also members of organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network, and the Responsible Investment Association, which provide industry insights on corporate governance best practices.
Securities lending
Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will generally recall all of these securities for North American issuers on or before the record date to ensure vote eligibility. For loaned securities of issuers outside of North America, we will generally recall all of the securities of an issuer where we own at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result. We may keep securities out on loan for these funds where we determine it is in the best interests of the fund to do so.
Proxy Voting Guidelines
We have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as our view of corporate governance best practices evolves and with the view to enhance the long-term value of our portfolios.
Our Guidelines are published for the information of clients, to provide issuers with our views on governance practices, and to provide issuers with context on our voting decisions.
While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our portfolios for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.

In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to help ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.
The Guidelines are applied for issuers in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local benchmark voting policy of Institutional Shareholder Services Inc. (ISS). It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow ISS’ local benchmark voting policy, after reviewing and agreeing with their implementation. RBC GAM reviews meetings and proposals to help ensure votes are submitted in the best interests of our portfolios. RBC GAM has the ability to override the recommended votes of ISS if we determine that the recommended votes would not be in the best interests of our portfolios.
PROXY VOTING PROCESS
Proxy voting vendor
RBC GAM retains the services of ISS to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for proxies based on our Guidelines, where applicable. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors may be considered as part of the proxy voting decision. However, the final voting decision is independent and voting authority rests solely with RBC GAM.
RBC GAM engages with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines and any updates thereof. This includes a review of ISS’ benchmark voting policy updates to consider applicable guidelines and their implementation.
Internal monitoring and review
RBC GAM has a process to manage the review and approval of vote instructions. Our Responsible Investment (RI) team manages the internal review of proxy voting to help ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the RI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, which may include flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy. See ‘Miscellaneous voting processes’ for more information on our approach when ISS does not provide custom voting recommendations.
For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date. Because voting authority rests solely with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.
In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., sufficiently in advance of applicable voting deadlines, we will review those responses and consider them in our voting decision, if deemed material to the voting decision. We welcome these disclosures, as they can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our RI team receives email notifications of such amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our RI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed its custom voting recommendation to us. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we believe issuers should aim to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.
Vote override
In scenarios where we believe the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the RI team or as a result of direct input from the investment teams. Investment teams are consulted on vote override requests and the request is submitted to the Proxy Voting Committee for review. Our Proxy Voting Committee includes our Chief Investment Officer (CIO) and the Managing Director & Head, Responsible Investment. In order for a vote override request to be processed, the majority of Proxy Voting Committee members (not including the CIO) must agree. The CIO has ultimate authority on all proxy voting decisions, which are made in a manner consistent with the firm’s fiduciary duty. We consider a vote override to be consistent with the intentions of the Guidelines, and our approach to exercise the portfolios’ voting rights in their best interests, with a view of enhancing the long-term value of the securities held.
Miscellaneous voting processes
In certain cases, ISS does not provide a voting recommendation on a proposal. These cases include, but are not limited to:
•Transaction-related proposals such as the approval of merger and acquisition transactions.
•Proposals at the meetings of private companies.
•Proposals at certain bondholder meetings.
These proposals are evaluated on a case-by-case basis and referred to the applicable portfolio managers. The RI team works with applicable portfolio managers and the Proxy Voting Committee (if required) to reach a final voting decision.
In some cases, RBC GAM may receive physical proxy voting ballots or may need to instruct votes directly through custodians or other parties involved in voting administration. This is most common for certain fixed income investment strategies. Typically, ISS will be unable to provide custom voting recommendations in these cases, and the RI team will work directly with applicable portfolios managers and the Proxy Voting Committee (if required) to reach a final voting decision.
For certain fixed income portfolios, votes are submitted in Broadridge’s ProxyEdge platform by a RBC GAM Corporate Actions team. In these cases, ISS’ custom voting recommendations are not available directly in the ProxyEdge platform. The RI team works directly with the Corporate Actions team, applicable portfolio managers, and the Proxy Voting Committee (if required) to reach a final voting decision.
1. BOARD OF DIRECTORS
The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.
In order to be effective in representing the interests of security holders, we believe the board should generally reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management. We will also generally support shareholder proposals seeking to implement these criteria.
1.1 Independence of the board of directors
Ideally, the board should be composed of a substantial majority of independent directors. An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.
For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case-by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.
We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.
Voting guideline
We will generally not support directors who are non-independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.

1.2 Independence of the chair
It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained. If the chair is not independent, we would generally expect the appointment of a lead independent director.
Voting guideline
We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.
1.3 Executive chair
In some instances a company may appoint an individual to be an “executive chair” of the board. An executive chair can present both corporate governance and compensation concerns for shareholders. The company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is appropriate for its governance.
Compensation arrangements for an executive chair can be of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.
Voting guideline
We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against members of the compensation committee if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.
1.4 Risk management
One of the primary responsibilities of the board is to understand the risks facing the company and to help ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.
Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and disclose to shareholders the process to ensure that the company follows that process.
Voting guideline
Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.
1.5 Board size
The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.
Voting guideline
Where the number of directors is outside this range of 5– 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.
1.6 Committees of the board
Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:
•Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation.
•We believe that audit committee members require sufficient professional expertise to effectively carryout their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.
•Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.
•Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.
•Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.
The chair and committee members should all be independent directors.
Voting guideline
For most companies, we generally will not support non-independent board members who sit on, or chair, any of the above committees.
We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.
For small companies, we will generally not support non-independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.
We will generally vote against the board for failing to establish any or all of the above committees. We will generally support proposals to establish any or all of the above committees.
1.7 Majority voting
We believe it is a shareholder right to have an effective ability to vote on the election of directors to the board. Companies should adopt policies to help ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board. Barring exceptional circumstances, that resignation should be accepted by the board.
Voting guideline
We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non-contested director elections.
Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.
1.8 Cumulative voting
There are valid arguments for and against cumulative voting. It can help ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.
Voting guideline
We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.

1.9 Staggered boards
We believe that the annual election of all directors best serves the interest of shareholders. We believe electing each director on an annual basis helps ensure the board remains positioned to act in the company’s best interests, consistent with our aim to enhance the long-term value of our portfolios.
Voting guideline
We generally will not support a proposal for the introduction of staggered terms.
We generally will not necessarily vote against a slate of directors simply because the board uses staggered terms.
We generally will support proposals to eliminate staggered terms or to introduce the annual election of directors.
1.10 Director attendance
Directors should be able to commit sufficient time to carry out their duties in an effective manner. Although attendance at board and committee meetings is not the only measure of director performance, we believe poor attendance makes it difficult for directors to carry out their responsibilities effectively.
Voting guideline
We will generally not support the election of existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.
We believe companies should disclose a summary of the frequency of key committee meetings and attendance for those meetings. We will generally not support the election of the corporate governance committee if records for board attendance are not disclosed.
1.11 Overboarding
Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards, we believe it can compromise their ability to serve effectively.
Voting guideline
We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).
1.12 Director liability and indemnification
We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, we believe these policies should only apply when directors are acting honestly, in good faith, and in the best interests of the corporation. If the director fails to do so, the indemnification should not apply.
Voting guideline
When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:
•the performance of the board
•the independence of the board and its key committees
•whether or not the company has anti-takeover devices in place
If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.

We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.
1.13 Tenure of directors
We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we believe boards should consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.
Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, may be considered as part of our overall assessment of an issuer’s corporate governance practices.
Voting guideline
We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.
We will assess the independence of directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.
1.14 Performance evaluation of directors and board
A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.
Voting guideline
We will generally support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.
1.15 Directors proposed on a single ballot item
We believe that directors should be proposed for election individually on the ballot. When multiple directors are proposed for election on a single ballot item, it removes the shareholders’ ability to vote against the election of individual directors and change the composition of the board.
Voting guideline
We will generally support proposals that directors be proposed for election individually.
We will generally vote against the election of a board proposed on a single ballot item if we would vote against the election of any of the nominated directors based on the Guidelines.
1.16 In camera meetings
In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. We believe these meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.
Voting guideline
We will generally support proposals that would require regular in camera meetings of independent board members only.

1.17 Director or issuer performance
In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the issuer or the directors has been unsatisfactory. We will also consider any issues that come to our attention regarding a director’s performance at another public company, as it may add undesired risk to the portfolio company. We may also consider the board and management team’s assessment and management of what we consider to be material environmental, social, and governance (ESG) factors.
Voting guideline
We will generally not support the election of certain directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues.
We may also vote against the election of certain directors when we believe an issuer has not made satisfactory progress on a material issue, as determined by RBC GAM.
We will generally not support the election of directors with material governance and/or performance issues at another public company.
1.18 Audit process
The audit plays an important role in the corporate governance process. Not only does it serve to verify the financial performance of a company, but it also aims to identify deficiencies in the internal control mechanisms of the company.
The audit process should involve the establishment of an independent audit committee (see 1.4) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.
The audit partner should be rotated on a regular basis in line with regional requirements.
We believe the audit committee has a responsibility to select and appoint an auditor in the best interests of shareholders. We generally support the role of the external auditor being put to tender on a regular basis. We believe external auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure may be considered case-by-case as part of our overall assessment of issuers’ corporate governance practices.
Voting guideline
We will generally support the choice of auditors recommended by the audit committee.
Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by-case basis.
In line with applicable regulations, we generally will not vote against auditor ratification based on external auditor tenure alone. Where governance issues have been identified and we believe those issues are linked to external auditor tenure, we may vote against auditor ratification or audit committee members. Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we generally will not support the choice of auditor.
If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.
1.19 Audit fees
We believe the amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.
Voting guideline
We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.

We will generally vote against the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.
1.20 Board diversity
We believe that like board independence, director tenure, overboarding, and other governance factors, board diversity is an important characteristic in constructing high quality boards. In our view, high quality boards are better positioned to fulfill their duty to shareholders.
We believe that directors should have a diverse range of backgrounds and experience to enhance overall board effectiveness. A mix of perspectives and backgrounds can be attained through characteristics including, but not limited to, gender, race, and ethnicity. We believe this may help the board of directors in their decision-making and to better understand the material risks and opportunities facing the corporation. To complement the board’s ongoing evaluation of board and senior management performance, we believe boards should monitor board, key committee, and senior management diversity.
To the extent practicable, we believe companies should publicly disclose information on the characteristics of their board of directors. It is our view that this additional transparency better positions investors to incorporate these factors into investment decision making, where material. Disclosure is also recommended to provide insight to shareholders on how these characteristics are being incorporated into board composition and candidate selection.
Voting guideline
We may consider the board’s diversity as part of our overall assessment of issuers’ corporate governance practices.
We evaluate board diversity on a case-by-case basis and may consider the board’s composition compared to market norms. Where we determine that a board’s current composition can be improved, we may vote against the election of the nominating committee, or other directors as appropriate.
2. MANAGEMENT AND DIRECTOR COMPENSATION
We believe properly structured compensation plans can incentivize executives and directors to create long-term, sustainable value for investors. Compensation plans should attempt to align the long-term interests of investors with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to help ensure the long-term success of the company, but compensation should be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.
2.1 Equity-based compensation plans
In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.
In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.
Voting guideline
We will review equity-based compensation plans on a case-by-case basis.
We will generally support:
•plans that define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets that are tied to improving the long-term risk adjusted returns of the corporation.
•stock option plans where the options are issued with a strike price higher than the current price of the underlying asset
•plans where the stock options have a term appropriate for the issuer (e.g., volatility, dividend yield, strategic timeline)
•amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure

We will generally not support:
•“evergreen” stock option plans
•plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options
•plans that do not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging
•plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control.
•plans that do not provide clear guidelines for the allocation of awards.
•plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1% over a three-year average.
•plans that authorize allocation of 25% or more of the available awards to any one individual
•plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs
•stock option plans that allow for the “reloading” of exercised or lapsed options
•equity-based compensation plans that allow, or do not specifically prohibit, hedging. We may withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period
In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors to own stock outright in the company. As such, we will generally not support proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).
We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.
We believe shareholders should have the opportunity to consider and vote on separate components of stock option plans (versus voting on an omnibus stock option plan). We vote on omnibus stock option plans on a case-by-case basis. In cases where components of the plan do not meet our stated guidelines, we will generally vote against the entirety of the plan.
2.2 Expensing of share options
While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.
Voting guideline
We will generally support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with IFRS.
2.3 Golden parachutes
We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.
Voting guideline
We will generally support proposals requiring shareholders to approve golden parachute arrangements.
We will review golden parachute arrangements on a case-by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation.

2.4 Employee stock purchase plans
We believe the interests of shareholders and employees can be aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment, and we believe it can be in the best interests of shareholders. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.
Voting guideline
We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.
2.5 Director compensation
We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a meaningful amount of the company’s stock will be better motivated to act in the interests of shareholders.
Voting guideline
We will assess director compensation on a case-by-case basis and may vote against the election of members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that may be considered include, but are not limited to:
•The potential to compromise the independence of directors
•The overall alignment with shareholder interests
•If compensation is excessive in terms of the size and complexity of the company
•Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits
2.6 Director retirement benefits
We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.
Voting guideline
We will generally vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.
2.7 Employee loans
We believe loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements can expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.
Voting guideline
We will review loans to senior management on a case-by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.

2.8 Excessive executive compensation
We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders. It should be designed in a way to attract and retain executives that create long-term, sustainable shareholder value. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.
In our view, compensation plans often use overly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:
•Competitive base salary
•Annual incentives tied to performance on short-term material strategic goals
•Long-term, time-vesting restricted share units (RSUs),where the vesting period extends over five or more years
For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long-term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.
Voting guideline
We will generally support executive compensation plans that are fair and oppose those that misalign pay and performance, or are structured in a way that may risk doing so in the future.
2.9 Compensation report and say-on-pay
The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise, and disclose methods of compensation and performance measures. Furthermore, this report should present the information in a format that will allow all shareholders to easily determine total compensation for an individual.
When considering whether to approve a company’s advisory vote on executive compensation, we will consider the company’s overall compensation philosophy in the context of relevant factors, including:
•whether pay is aligned to long-term sustainable performance
•whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics
•whether the company has poor executive pay practices
•whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially-altered non-GAAP performance metrics without a reasonable rationale
•whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component
•whether the company has established meaningful stockholding requirements for executives and whether it has claw back policies in place in the event of accounting restatement or wrongdoing
•whether overall amounts of executive compensation are reasonable relative to company peers, other employees and the value added by the executive. For instance, overall amounts may be flagged as excessive where the highest paid executive’s total compensation is twice as high the previous year’s median pay at the company’s market cap and revenue-based peers
•whether the executive compensation plans are overly complex or duplicative

•whether the company’s executive compensation plans give directors excessive discretionary power over awards
•if there are significant levels of dissent on the say-on-pay vote over two or more consecutive years
Voting guideline
We will generally support proposals that require enhanced disclosure of compensation for senior executives.
We will generally support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e.“say-on-pay”).
Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we believe boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If we share similar concerns and determine they are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.
We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:
•There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post-employment.
•There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.
•The compensation committee has exercised discretion to increase executive compensation beyond what was indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.
•The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.
•The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.
•There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations.
•There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the remuneration of executives.
•Substantial payouts are triggered for performance that falls below the relevant comparator group median or average.
•The amount of the total compensation paid to the CEO or senior management is excessive in light of all relevant circumstances.
•The highest paid executive earns greater than $20-million(USD) and the company provides no disclosure on thresholds and targets of performance metrics in
•both the Short-Term Incentive Plan (STIP) and Long-Term Incentive Plan (LTIP).
•Executives are awarded with excessive special or one-time awards in response to successful transactions.
•The compensation plan makes use of significant front-loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.
•The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.
•Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees. We believe this may have detrimental impacts on company culture and performance.

2.10 Compensation consultants
Compensation consultants are used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. To increase the likelihood of a compensation plan that appropriately incentivizes executives to create long-term, sustainable value for shareholders, we believe it is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. It is our view that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, it is our view that the compensation consultants be engaged by the compensation committee and report directly to it.
Voting guideline
We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.
We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.
2.11 External management compensation disclosure
Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.
Voting guideline
Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we may vote against the say-on-pay proposal. If there is no say-on-pay proposal on the ballot we may withhold votes from all members of the compensation committee.
3. TAKEOVER PROTECTION AND TRANSACTIONS
The takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value. We evaluate proposals related to takeover protection measures on a case-by-case basis, with a view to enhancing the long-term value of the securities held.
3.1 Shareholder rights plans (“poison pills”)
There are two main purposes for a shareholder rights plan. The first is to help ensure that shareholders are treated equally. The second is to give the board time to consider other options, typically during a hostile takeover attempt. We believe some shareholder rights plans go beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.
It is our view that a shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board sufficient time to consider the bid and assess alternatives.
In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.
Voting guideline
We will review each shareholder rights plan on a case-by-case basis, but will generally not support plans that are not subject to shareholder approval at least every three years. We will generally oppose shareholder rights plans that are triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.
We will generally vote against directors if shareholder rights plans have features that we believe are not in the best interests of shareholders or if the board makes material adverse modifications without shareholder approval.

3.2 Other takeover protection measures
Other takeover protection measures may include, but are not limited to the following:
•going private transactions
•leveraged buyouts
•lock-up arrangements
•crown-jewel defences
•greenmail
•fair price amendments
•re-incorporation
When considering takeover protection measures, we would be more likely to support a proposal if:
•the measure protects the rights of all shareholders sufficient time and information is made available to shareholders to make an informed decision
•the measure will allow competing bids to be considered over a reasonable time
•the measure is subject to shareholder approval
•the measure is adopted for a limited period
We will review takeover protection measures on a case-by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.
3.3 Dissident shareholders, contested elections, and proxy contests
In contested elections, it is important to understand what both management and the dissident are proposing and the implications it will have on performance going forward.
Voting guideline
We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best performance for the company. We may consider:
•the performance of current management and the company’s long-term performance
•the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents
•the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices
•board independence, performance, equity ownership and responsiveness to shareholder concerns
3.4 Dissident director nominee compensation
In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.
Voting guideline
We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from dissident director nominees if we believe their independence has been or could be compromised.

We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.
We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.
3.5 Mergers and acquisitions
When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we may consider relevant factors, including:
•impact on long-term corporate value
•anticipated financial and operating benefits
•the price being offered to shareholders
•circumstances regarding how the deal was negotiated
•any proposed or resulting changes in corporate governance and the potential impact of those changes on company performance
Votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis.
4. SHAREHOLDER RIGHTS
Shareholder rights include rights to vote on certain corporate matters, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. We believe the protection and maintenance of these rights is aligned with the bests interests of our portfolios.
4.1 Confidential voting
As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.
Voting guideline
We will generally support proposals to introduce confidential voting.
4.2 Proxy access
We believe that a robust process for nominating directors is important for creating an effective board and that shareholders can have a role to play in that process. We believe it can be appropriate for significant shareholders to have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.
Voting guideline
We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non-management board candidates comprising no more than 25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.
In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.
We generally will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.
If proxy access provisions are used to unreasonably restrict the rights of shareholders, we may withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.

4.3 Advance notice provisions
When select shareholders nominate a director for election at or just before a company’s annual or special meeting, we believe it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.
Voting guideline
We will generally support proposals seeking to establish Advance Notice Provisions so long as:
•The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting
•Nominations may be submitted within a minimum of 10 days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date
•There is no upper limit on the number of days before an annual meeting in which a director can be nominated
•The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin
•There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees
4.4 Dual-class stock & unequal voting rights
A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote. Companies with multiple voting shares can give minority shareholders the ability to make decisions that may not be in the interests of other shareholders, which would typically include our portfolios.
For companies that maintain a share structure with unequal voting rights, we believe voting results should be disclosed and broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.
Voting guideline
We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the issuer, for instance, as a result of specific and unique challenges facing the issuer. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the issuer does not provide an adequate rationale for the proposed structure, we may vote against members of the corporate governance committee.
Where an issuer that has historically used an unequal voting right structure does not have adequate protections for minority shareholders, we may vote against members of the corporate governance committee. At a minimum, adequate protections for minority shareholders should include either:
•a regular binding vote for holders of subordinate voting shares on whether or not the capital structure should be maintained; or
•the existence of an adequate sunset clause to eliminate the unequal voting right structure. We will determine the adequacy of a sunset clause on a case-by-case basis. We will consider the length and structure of the sunset clause, in addition to the overall corporate governance of the issuer when determining the adequacy of a sunset clause.
We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.
We will generally support proposals to eliminate unequal voting right structures.

We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.
We will generally support proposals that ask for the disclosure of voting results broken down by share class.
4.5 Supermajority approval
We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. This includes the risk that a small number of significant investors can more easily prevent actions that may be in the best interests of shareholders. We believe supermajority requirements should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.
Voting guideline
We will consider supermajority voting proposals on a case-by-case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.
4.6 Linked proposals
Linked proposals are used to pass proposals that may not be approved if they were proposed individually.
Voting guideline
We will generally not support linked proposals.
4.7 Increase in authorized shares
We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. To help ensure the decision is in the best interests of shareholders, authorization of additional stock should be approved by shareholders, and should meet a specific business need.
Voting guideline
We will review proposals to increase authorized shares on a case-by-case basis. We will generally not support proposals for unlimited authorized shares.
We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.
We will generally oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.
4.8 Disclosure of voting results
We believe that disclosure of voting results can better position shareholders to evaluate the corporate governance of the company. As a result, it is our view that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, we believe proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, we believe vote results be subject to independent verification.
Voting guideline
We will generally support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.

4.9 Blank-cheque preferred shares
There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse typically outweighs the benefits. The authorization of these shares can give directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.
Voting guideline
We will generally not support the authorization of blank-cheque preferred shares.
4.10 Shareholder meeting quorum
We believe the quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve. We believe too low of quorum risks the small group making decisions that are not in the best interests of other shareholders.
Voting guideline
We review requests to reduce quorum requirements on a case-by-case basis and may take into consideration the market capitalization of the company, the company’s ownership structure, and other factors as appropriate.
We will generally support quorum amendment proposals that require a minimum of two shareholders representing 25% of outstanding shares to constitute a quorum.
4.11 Equity issues
To help preserve the value of shares, we believe shareholders should have input the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.
Voting guideline
We will review proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against proposals that will cause excessive dilution without a valid business need.
4.12 Other business
We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval and could pose undue risk to shareholders.
Voting guideline
We generally will not support “other business” proposals.
4.13 Implementing shareholder views
When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken. We believe this is good corporate governance practice as failure to do so may be indicative of a board unwilling to make decisions a majority of shareholders believe are in the company’s best interests.
Voting guideline
When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.

4.14 Share blocking
Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders.
Voting guideline
In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.
4.15 Income trust governance
We believe holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.
Voting guideline
We will generally support proposals that enhance governance practices of the trust.
We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.
4.16 Reincorporation
There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.
Voting guideline
We will review reincorporation proposals on a case-by-case basis but will generally vote against proposals that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.
We will generally oppose management proposals to restructure the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.
4.17 Exclusive forum provisions
Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.
Voting guideline
We will assess exclusive forum provisions on a case-by-case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.
4.18 Pre-Initial Pubic Offering (IPO) unilateral bylaw/ charter amendments
Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance practices we believe are in the best interests of the company’s performance. We believe these types of corporate governance practices are particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. We are concerned that companies in this situation will adopt these measures knowing that the new shareholder base would not approve them if they were proposed post-IPO.
Voting guideline

With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices aligned with long-term, sustainable value creation for shareholders. We will review the bylaws and charter for IPOs on a case-by-case basis, but will generally vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.
4.19 Calling a special meeting
In some jurisdictions, shareholders holding a specific percentage of a company’s shares are able to call a special meeting in order to take action on matters that arise between regularly-scheduled annual general meetings. If, however, shareholders are unable to do so, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.
Voting guideline
We will generally support proposals allowing shareholders the right to call a special meeting. We will review shareholder proposals requesting that a company install or change the percentage of shares required to call a special meeting on a case-by-case basis.
4.20 No-action and exemption requests
In some jurisdictions (particularly the United States), companies may be permitted by market regulators and/or agencies to exclude shareholder proposals from the ballot if the proposal conflicts with a management proposal at the same meeting. However, companies may use this avenue to limit shareholder rights by putting forth management proposals similar to those filed by shareholders, but with more limited criteria than originally set out by the shareholder proposal proponent.
The removal of redundant shareholder proposals from the ballot may be warranted where the company takes reasonable action on the issue or where the proponent agrees on the withdrawal after engagement. However, we are generally not supportive of the exemption practice where it impedes improvements to shareholder rights.
Voting guideline
We will examine cases where shareholder proposals have been excluded after the company has included a competing management proposal on a case-by-case basis. We may vote against members of the governance committee if we determine that the company has excluded a shareholder proposal and introduced a management proposal on substantially the same issue that may be contrary to shareholders’ best interests, as compared to the original shareholder proposal.
We will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).
4.21 Virtual and Hybrid shareholder meetings
Although there are benefits to facilitating virtual participation in shareholder meetings, we believe virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. We believe virtual meeting formats may facilitate practices such as filtering shareholder questions, which may deprive shareholders of meaningful insights from the board and management on material issues. In our view, a virtual meeting experience is not directly comparable to an in-person experience for all shareholders.
We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.
When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:
•Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)
•Technical and logistical guidance for virtual meeting participation
•Details on technical support for issues encountered related to accessing or participating in the virtual meeting

We believe shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. If a company adopts the right to hold a virtual-only meeting, we believe a virtual-only meeting should only be permitted in exceptional circumstances. Companies should provide clear disclosure on what are considered exceptional circumstances.
Voting guideline
We may withhold our support from the corporate governance committee if the company holds a virtual-only meeting and:
•the resulting meeting format negatively impacts shareholder rights; or
•the company fails to provide sufficient disclosures regarding meeting procedures, logistical guidance, and/or technical support.
We will evaluate proposals to adopt a virtual-only meeting format on a case-by-case basis. We may consider regional legislation related to virtual-only meetings and the company’s disclosed approach to holding virtual-only meetings.
4.22 Acting by written consent
Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.
Voting guideline
We will generally support proposals:
•Granting shareholders the right to act by written consent
•That seek to restore or improve the right to act by written consent
We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.
5. SHAREHOLDER PROPOSALS
It is our view that shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to raise personal matters, politically- or ideologically-motivated requests, or to garner publicity.
We also believe that proposals should generally refrain from specifying how companies should achieve the desired objectives. We are mindful that, if fulfilled, some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management, or result in the company taking actions inconsistent with long-term, sustainable value creation for shareholders.
We believe certain environmental, social, and governance issues can be material and impact the long-term, risk-adjusted performance of an issuer. We assess proposals that address these issues in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We may consider the International Sustainability Standards Board (ISSB)’s global SASB Standards or IFRS Sustainability Disclosure Standards (includes IFRS S1 and IFRS S2) when assessing the materiality of a proposal.
We will generally review shareholder proposals on a case-by-case basis. Where proposals request enhanced disclosure in an area that represents a material risk or opportunity for the corporation, and we believe the enhanced disclosure would benefit shareholders, we will generally support them. Where we determine fulfillment of the proposal request would not be in the best interests of the portfolio, we will oppose it. This may include where proposals mandate a specific course of action for the company, are considered overly prescriptive, request action or disclosure we believe is already sufficiently provided by the issuer, or request action or disclosure on an issue we do not consider material to the company.
We expect the board to adequately respond to shareholder proposals that receive meaningful support. Meaningful support is assessed on a case-by-case basis, as support levels can be impacted by factors such as share class structure and insider ownership. However, in the case of widely owned companies with a single class share structure, we would generally consider 30% support to be meaningful.

Aside from adoption of the proposal’s requests (where the board believes it is in the best interests of shareholders to do so), we generally consider adequate responsiveness to include:
•Engagement with a reasonable number of shareholders (by number or percentage ownership).
•A detailed rationale on why the requests of the proposal were not adopted or not fully adopted.
In cases where we determine the board has not sufficiently responded to meaningfully-supported shareholder proposals, we may vote against the election of directors with oversight of the shareholder proposal’s content.
5.1 Lobbying & political contributions disclosure proposals
We believe there is a risk to shareholders where companies engage in lobbying activities or political contributions either misaligned with long-term, sustainable value creation for shareholders or its publicly disclosed strategies and/or commitments. We believe companies should provide sufficient disclosure on their lobbying activities and political contributions where material. We will generally evaluate the quality of existing disclosures based on the following factors:
•The company’s rationale for its lobbying activities and/or political contribution
•Board and/or management oversight of lobbying activities and/or political contributions and description of this oversight
•Disclosure of a list of trade associations or applicable groups where dues meet or exceed a specific threshold. In cases where there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions, we may be supportive of enhanced disclosure, not limited to the following:
•Disclosure of the company’s overall lobbying expenditures and/or political contributions
•Disclosure of a comprehensive list of trade association memberships or memberships in applicable groups.
Voting guideline
We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities or political contributions on a case-by-case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. In cases where such details are disclosed, and the proponent has raised concerns regarding the alignment of companies’ lobbying activities or political contributions with its stated strategies, or there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions that we believe pose undue risk to shareholders, we may support the proposal.
5.2 Cybersecurity
We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cybersecurity. We believe companies should provide additional disclosure on their cybersecurity policies and procedures where material.
Voting guideline
We believe that cybersecurity is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.
When evaluating cybersecurity-related shareholder proposals, we will generally consider:
•The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks
•Commitment to applicable market-specific laws or regulations that may be imposed on the company
•Controversies, fines, or litigation related to cybersecurity related issues

5.3 Climate change
We believe climate-related risks are systemic risks that have the potential to materially impact issuers and the economies, markets and society in which they operate. Mitigating greenhouse gas (GHG) emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, to mitigate climate-related risks.
Where climate change poses a financially material risk or opportunity to a company, we believe cliimate-related disclosures are beneficial in providing shareholders with the ability to evaluate how a company is addressing material climate-related risks and opportunities. We expect issuers to be guided by the recommendations of the International Sustainability Standards Board (ISSB)
and/or the recommendations of the Task Force on Climate related Financial Disclosures (TCFD). Companies applying ISSB’s IFRS Sustainability Disclosure Standards (includes IFRS S1 and S2) meet the TCFD recommendations as the recommendations are incorporated into the ISSB Standards. This should include details on how they are addressing material climate risk and opportunities in their governance, strategy, and risk management, as well as any of their climate metrics and targets and transition plans. We expect issuers for which climate change is a material risk to:
•work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.
•establish credible targets and develop action plans aligned with achieving net-zero emissions by 2050 or sooner. We also expect them to demonstrate progress in meeting their commitments.
When evaluating climate-related shareholder proposals, we may consider:
•The industry in which the company operates and the materiality of the requested disclosure in that industry
•The company’s existing publicly-available information on the potential impacts of climate change on its operations, strategy or viability
•Existing oversight, policies and procedures on climate-related risks and opportunities
•The company’s level of disclosure and preparedness compared to that of its industry peers
•Whether the company has recently been involved in climate-related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts
•The company’s existing climate-related targets, commitments, and initiatives
Voting guideline
We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:
•That a company disclose the organization’s governance around climate-related risks and opportunities.
•That a company disclose the actual and potential impacts of climate-related risks and opportunities on the organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.
•That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic),as defined by the TCFD.
•That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and
•opportunities, or on how the company identifies, measures, and manages such risks.
•That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress
•That a company adopt long-term and interim net-zero or science-based targets, where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in materiality of these emissions to the company, feasibility of the request, and usefulness to shareholders if the proponent’s request is fulfilled.

•That a company disclose its climate transition plan in line with the TCFD recommendations.
•That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.
Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e., a “say-on-climate”), will be evaluated on a case-by-case basis.
5.4 Environmental issues
How a company interacts with its environment and vice versa can be a material risk if left unmanaged. It is our view that inadequate management of these risks can impact a portfolio’s long-term risk adjusted return.
Voting guideline
Where we believe environmental impacts are material, we will generally vote in support of proposals that ask for:
•enhanced disclosure of a company’s environmental practices and/or environmental risks and liabilities
•initiatives to reduce toxic emissions and disclosure of results
•initiatives to promote recycling, including product life-cycle management, and disclosure of results
•companies to abstain from operating in environmentally sensitive areas or using products produced from materials extracted from such areas, where material and insufficiently managed risks are identified
•consideration and adoption of the Equator Principles
•reporting on water use, intensity, supply, and risks.
•reporting on efforts to reduce overall water use or intensity and impacts on local water systems
5.5 Human rights
Respecting international human rights standards supports a stable, resilient business operating environment, as well as well-functioning global capital markets. International human rights standards include but are not limited to: the Universal Declaration on Human Rights, the International Bill of Rights, the International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work, United Nations Guiding Principles on Business and Human Rights (the UN Guiding Principles), and the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP).
We believe that issuers that implement mechanisms to identify affected stakeholders and address potential or actual adverse human rights impacts may be more effective at managing material human rights risks from their supply chains, operations, customers and/or end users.
Voting guideline
We will generally vote in support of proposals that call on companies to:
•adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration on Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights
•adopt or comply with policies that conform to the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and report on the progress toward implementing those standards
•take reasonable steps, or institute an adequate review process which may include a third-party independent review, that monitors compliance with human rights and related policies throughout its supply chain,
•disclose its practices, policies, and oversight for assessing, preventing, and mitigating human rights risks the company’s investments, operations and/or activities in countries with historical or current evidence of labour and human rights abuses
•adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict
•adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results
•adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards
5.6 Community issues
We believe community issues can pose material risks and opportunities to certain companies, as their operations can be both reliant on and have an impact on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact.
Voting guideline
We will generally vote in support of proposals that call for:
•careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping
•meaningful disclosure of plant closing criteria
•eliminating the use of predatory lending practices and “redlining”
•disclosure of lending practices in developing countries
•support of the Extractive Industry Transparency Initiative
5.7 Indigenous rights
Indigenous Peoples have inherent rights to self-determination in accordance with international and domestic law. They also have specific rights, such as those set out in the United Nations Declaration on the Rights of Indigenous Peoples (UN DRIP), which includes Free, Prior and Informed Consent (FPIC).
Voting guideline
We will generally vote in support of proposals that call for:
•disclosure on a company’s impact on Indigenous Peoples and their rights
•reporting on the company’s policies and oversight relating to the rights of Indigenous Peoples
•disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making
5.8 Employee rights
We believe employees have the right to work in a safe and healthy environment. This includes a workplace that promotes a healthy and productive, professional environment that is free from unlawful discrimination, disrespectful or inappropriate behaviour, harassment (including sexual harassment), retaliation, and violence. Diversity, equity, and inclusion (DEI) in the workplace is also an important consideration for employee rights. It is our view that proper consideration and management of risks and opportunities related to employee rights can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders. In general, we support proposals that we believe can enhance meaningful disclosure on or the management of risks and opportunities related to DEI, diversity, dignity and safety in the workplace, and collective bargaining rights.
Voting guideline
We will generally vote in support of proposals that ask companies to:
•enhance disclosure of DEI in the workplace such as, DEI-related programs, goals, and demographic metrics. This may include, but is not limited to, enhanced disclosure of promotion and retention rates at different levels of management. It may also include enhanced disclosure on the progress of stated DEI-related programs.
•report on racial or gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of are cent controversy, including litigation, related to racial or gender pay equity
•enhance disclosure, which may include adopting policies and procedures, on initiatives seeking to prevent discrimination on the basis of age, gender, race, and other dimensions or characteristics.
•adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders
•report on human capital risks, opportunities, initiatives, commitments and relevant statistics
5.9. Nature-related risks
The Task Force on Nature-related Financial Disclosures (TNFD) defines nature-related risks as potential threats posed to an organization, linked to their (and wider society’s) dependencies and impacts on nature. These can derive from physical, transition, and systemic risks. There are also nature-related opportunities, which are activities that avoid, reduce, mitigate, or manage nature-related risks, or that actively work to reverse the loss of nature, including through restoration, regeneration of nature, and implementation of nature-based solutions.
The TNFD provides a framework and sector-specific guidance for the disclosure of nature-related dependencies, impacts, risks, and opportunities. As issuers continue to advance their understanding of the materiality of nature-related factors to their businesses, we believe they should consider related disclosures that take into consideration the TNFD recommendations and guidance. We believe that proper consideration and management of nature-related risks and opportunities can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders.
Voting guideline
We will evaluate nature-related shareholder proposals on a case-by-case basis.
We will generally support proposals requesting that a company disclose the organization’s governance around nature-related risks and opportunities.
5.10 Board-related
The board of directors of a corporation must act in the best interests of that corporation. We believe that when boards are structured in a manner that promotes good governance practices, it facilitates the board’s achievement of this objective. It is our view that issuers with good governance practices generally:
•Are better able to focus on long-term sustainable growth;
•Are more likely to effectively manage conflicts;
•Pose less risk for equity investors due to proper alignment of shareholder and management interests;
•Are more likely to be able to access fixed income markets when needed; and
•Are more likely to effectively manage material environmental and social risk factors.
We will generally support shareholder proposals requesting governance practices that we believe enhance an issuer’s governance practices and are in the best interests of shareholders.
Voting guideline
We will review each shareholder proposal on a case-by-case basis, but may vote in support of proposals that request that companies:
•Limit the employees of the company sitting on the board to the CEO only.
•Separate the roles of CEO and Chair of the board, or appoint an independent chair.
•Provide expanded disclosure on potential conflicts of interest regarding directors.
•Enhance disclosure of the responsibilities of the executive chair and the compensation structure for the role.

•Disclose senior management (including the CEO) and board short- and long-term succession planning policies.
•Include a proportion of director remuneration to be in the form of common stock in the company.
•Enhance disclosure of executive compensation, including additional disclosure of performance criteria and whether those criteria were met.
•Link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals are on material factors and support the company’s long-term performance.
5.11
Artificial Intelligence
The development and adoption of artificial intelligence (AI) is increasingly integrated into the business operations of many companies. However, there may be material risks and opportunities associated with using this technology. We believe that companies using AI in a meaningful way should ensure they have appropriate governance and expertise to handle a changing regulatory, legal, and technological landscape.
Voting guideline
We approach shareholder proposals on AI on a case-by-case basis. We may support proposals that call for enhanced disclosure on AI-related board and firm governance structures and expertise. Further, we will generally support proposals requesting enhanced disclosure on how a company uses AI within its operations, where material to the company’s business.
6. MANAGEMENT ENVIRONMENTAL AND SOCIAL PROPOSALS
6.1 Say-on-climate
We believe climate and nature-related factors are systemic risks that may materially affect issuers and the economies, markets and society in which they operate. Mitigating GHG emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, in order to mitigate climate-related risks. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e., a “say-on-climate” vote).
Voting guideline
We will evaluate say-on-climate management proposals on a case-by-case basis. We will generally not support proposals where the climate-related plans lack:
•Clear and appropriately detailed disclosure of the governance, strategy, risk management, and metrics and targets, as they relate to climate-related risks and opportunities
•Improvements on disclosure and performance, where applicable
•Credible targets and disclosure of progress towards meeting these commitments
•Disclosure of corporate and trade association lobbying activities, and how the company considers this in line with the Paris Agreement goals, where material.
When evaluating say-on-climate management proposals, we will consider the completeness of climate-related plans as well as the suitability of said plans, as determined by RBC GAM, for the company on a best-efforts basis. In addition, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.

T. ROWE PRICE ASSOCIATES, INC.
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and– most importantly– our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price

Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Investment Management, Inc. (“TRPIM”) views proxy voting as integral to its investment management responsibilities. Certain investment advisory clients of TRPIM, including U.S.-registered investment companies which TRPIM serves as investment adviser have delegated to TRPIM certain proxy voting powers. TRPIM seeks to vote all proxies of the securities held in client accounts for which it has proxy voting authority in the best interest of those clients.
Fiduciary Responsibilities and Voting Considerations. TRPIM believes that it has a fiduciary obligation to vote proxies solely in the best interests of its clients. Our intent is to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. One of the primary factors TRPIM considers when determining the desirability of investing in a particular company is the quality and depth of its management. As the management of a portfolio company is responsible for its day-to-day operations, as well as its long-term direction and strategic planning, TRPIM believes that management, subject to the oversight of the relevant board of directors, is typically best suited to make decisions that serve the interests of shareholders. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure.
Our portfolio managers are responsible for making proxy voting decision in their clients’ best interests based on the facts and circumstances applicable to each company and issue. In addition to our own internal research, our investment personnel take into account additional factors when making voting decisions, including: our proxy voting guidelines, the issuer’s public filings, its board recommendations, its track record, country-specific best practices codes and input from external research providers. TRPIM investment personnel do not coordinate with investment personnel of its affiliated investment advisers with respect to proxy voting decisions. TRPIM’s proxy voting decisions are independent.
TRPIM seeks to vote all of its clients’ proxies. In certain circumstances, TRPIM may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. Additionally, TRPIM reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance (“ESG”) Investing Committee. The TRPIM ESG Investing Committee is responsible for establishing positions with respect to corporate governance and other proxy issues. While the Committee sets voting guidelines and serves as a resource for TRPIM portfolio management, it does not have proxy voting authority for any advisory client. Rather, voting authority and responsibility is held by the particular portfolio manager.
Responsible Investing and Governance Team. Our Responsible Investing and Governance team oversees the integration of environmental, social and governance factors into our investment processes across asset classes. This team is responsible for reviewing proxy agendas for all upcoming meetings and making company-specific recommendations, including for matters of an environmental or social nature.
Global Proxy Operations Team. A team of individuals employed by an affiliated entity of TRPIM is responsible for the administrative and operational aspects of the proxy voting process, which is a ministerial process that does not involve the exercise of discretion. This team is subject to policies that prevent the sharing of voting decisions between TRPIM and its affiliated investment advisers.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, TRPIM has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect TRPIM’s issue-by-issue voting guidelines as approved by the TRPIM ESG Investing Committee, ISS maintains and implements custom voting policies for TRPIM’s advisory clients that have given it proxy voting authority.
TRPIM utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to TRPIM through ProxyExchange, an ISS application.
Each day, ISS delivers into TRPIM’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with TRPIM.
Monitoring and Resolving Conflicts of Interest
The TRPIM ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of TRPIM and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our investment advisory clients. Membership on the Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, the Committee regularly reviews all proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between TRPIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the vote.
With respect to personal conflicts of interest, the firm’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
TRPIM has voting authority for proxies of the holdings of certain investment funds sponsored by an affiliate (the “Price Funds”) that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a Price Fund is only held by other Price Funds or other accounts for which TRPIM or an affiliate has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
TRPIM Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPIM ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. Many guidelines indicate a “case by case” analysis, reflecting that the facts and circumstances of each issue may vary. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Fixed Income Strategies
Proxy voting for our fixed income portfolios is administered by the Global Proxy Operations team using TRPIM’s guidelines as set by the TRPIM ESG Investing Committee. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Our policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.

Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. TRPIM’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for Price Funds and how they may affect proxy voting.
Limitations on Voting Proxies of Banks
TRPIM’s parent holding company, T. Rowe Price Group, Inc. has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, TRPIM and its affiliated investment advisers (collectively, “T. Rowe Price”) to acquire in the aggregate on behalf of their clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price (and thus also TRPIM) use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPIM ESG Investing Committee and the Global Proxy Operations team, perform the following oversight and assurance functions, among others, over TRPIM’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with TRPIM’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the our proxy voting policy and guidelines to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
TRPIM will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
TRPIM retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the TRPIM proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

VICTORY CAPITAL MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES
It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.
Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital allows its Investment Franchises to modify their voting instructions against that of the default policy on a case-by-case basis, provided sufficient justification is provided and approved by the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.
Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:
•the effect of the proposal on the underlying value of the securities
•the effect on marketability of the securities
•the effect of the proposal on future prospects of the issuer
•the composition and effectiveness of the issuer’s board of directors
•the issuer’s corporate governance practices
•the quality of communications from the issuer to its shareholders
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory Capital generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
•Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
•Victory Capital generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
•Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
•Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
•Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
•Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
•Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
•Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
•Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
•Victory Capital generally will vote in line with the Board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market.
Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

VIRTUS FIXED INCOME ADVISERS, LLC
Under SEC Rule 206(4)-6 (the “Rule”), investment advisors have ﬁduciary obligations to their clients if the advisors have authority to vote their clients’ proxies. Under our standard contractual agreements, Virtus Fixed Income Advisers, LLC (“VFIA” or “The Firm”) is authorized to vote proxies on behalf of client accounts.
The Rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures; 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf; and 4) maintains appropriate records relating to actual proxy voting.
As a manager of ﬁxed income securities, VFIA rarely has the opportunity to vote any proxy ballots. In the event we do receive equity securities through bond or leveraged loan restructurings, proxy voting policies and procedures have been established.
The Firm has a Proxy Committee (“Committee”) that is comprised of personnel from each division of VFIA that includes compliance, credit research and portfolio management. The Committee has ﬁve voting members and the Deputy Chief Compliance Oﬃcer serves as the Secretary of the Committee. The Committee is responsible for establishing policies and procedures reasonably designed to enable the Firm to discharge its ﬁduciary obligation to vote all applicable proxies on behalf of client accounts and funds where the Firm has proxy voting authority and to ensure compliance with applicable requirements. Annually (or more often as needed), the Committee will review, reaﬃrm and/or amend guidelines, strategies and proxy policies for all client accounts, funds, and product lines. The Committee may meet in person, telephonically or electronically such as via Teams.
The Firm utilizes a third-party proxy service provider, currently Institutional Shareholder Services (“ISS”), for support services related to the Firm’s proxy voting procedures, which include, but are not limited to:
1. The collection of proxy material from our clients’ custodians.
2. The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.
3. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.
4. Recordkeeping and voting record retention.
The Firm votes all shares per the ISS proxy recommendations when the ISS recommendation is the same as the management recommendation. For voting instances where management and ISS diﬀer, the Proxy Committee will engage the applicable portfolio manager and/or research analyst for a recommendation on how to vote. The Proxy Committee will then ratify that recommendation. VFIA has the ability to override any recommendations provided by ISS in the event they do not represent what is in the best interest of our clients where we have voting authority.
Exceptions to Policy
The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated beneﬁt to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer managed; and/or when the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as “blocking markets”)
Conﬂicts of Interest
Due to the Firm’s diversiﬁed client base and product lines, it may be determined a potential conﬂict exists in connection with a proxy vote. The Committee will determine how to address the conﬂict that may include voting strictly in accordance with policy, voting with management, and/or allowing the third-party service provider to vote in accordance with its guidelines.
Additional conﬂicts of interest will be evaluated by the Committee on an individual basis.
Although the Firm does its best to alleviate or diﬀuse known conﬂicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

ESG (Environmental, Social and Governance) Factors
VFIA believes that environmental, social, and corporate governance (“ESG”) factors can inﬂuence investment performance, expose potential investment risks, and provide an indication of management and leadership strength. Accordingly, VFIA will remain aware of applicable ESG factors when voting proxies, to the extent doing so would be consistent with our contractual obligations and our ﬁduciary duties to our clients. Speciﬁc proxy voting proposals relating to ESG factors may cover a wide range of matters and will be reviewed and voted on a case-by-case basis with input from the applicable division.
Additional Information
Records Related to Proxy Voting
All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm’s Data Retention Policy.
Firm clients:
Individual client Proxy Voting records are available to clients upon request. For any information related to proxy voting, or to obtain information about speciﬁc voting issues, please e-mail us at: VFIACompliance@virtus.com.
Virtus Funds shareholders:
Shareholders of the Virtus Funds may request fund-related proxy voting information by calling (800) 243-1574.

WELLINGTON MANAGEMENT COMPANY LLP
Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstance.
STATEMENT OF POLICY
Wellington Management:
Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
Seeks to vote proxies in the best financial interests of the clients for which we are voting.
Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt;

Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
WELLINGTON MANAGEMENT COMPANY LLP GLOBAL PROXY POLICY GUIDELINES
WELLINGTON’S PHILOSOPHY
Wellington Management is a long-term steward of our clients’ assets and aims to vote proxies for which we have voting authority in the best financial interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions. Enumerated below are issues specific to the Japanese market given we have formulated more detailed expectations of this region.
It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.
Generally, routinr issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine suchproposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community of boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
We generally support shareholder proposals, if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal, to the company; whether the proposal addresses the general interests of the company’s shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal’s adoption would impose material costs on the company or result in unintended consequences.

In addition, because proxy voting provides only limited means (i.e., voting “for” or “against”) to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles which we consider when deciding how to vote.
VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their re-election.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.

To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two- thirds in the US, for example, and majority in the UK and France.
In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non- independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective. We expect a minimum of 20% gender diversity at major indices such as the S&P 500 and encourage boards to strive for 30% gender diversity. From 2025, we may vote against the re-election of the Nominating/Governance Committee Chair at major indices not meeting this 30% goal.
Outside of the above major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and fail to provide clear and compelling reason for being unable to do so. We will continue to engage ondiversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high- caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment - We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency - We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure - The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability - Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.

Special meeting rights
We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Virtual meetings
Many companies established virtual-only shareholder meetings over the course of the recent Covid-19 pandemic. Virtual attendance allows investors to participate in more meetings and reduces the need for travel. We generally prefer shareholder meetings to take place in a hybrid format (virtual and in-person) where possible, allowing all shareholders, whether they attend in person or virtually, to ask questions. We expect companies hosting virtual-only shareholder meetings to provide a clear rationale underpinning their decision to do so, provide a live video stream of proceedings and offer transparency on how questions may be submitted and are selected for discussion.
We may oppose amendments to articles of association permitting virtual-only meetings where we perceive shareholder rights to be at risk. We may also support relevant shareholder proposals requesting companies to facilitate the ability to attend in-person.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and financial returns of client portfolios. Proxy voting is a key tool we use for managing climate-related investment risks, as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand those companies’ willingness and ability to adapt to or mitigate material climate- related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies facing material climate risks where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We generally encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions - upstream and downstream - with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.

We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies and large cap companies in Emerging Markets which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material to financial performance.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential negative financial impacts of climate change on shareholder value, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For certain high-emitting companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking companies facing material climate risks for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language.
Biodiversity
Many companies are dependent on natural capital and biodiversity as key inputs either through direct resource extraction or their supply chain. Business activities may also impact the capacity of nature to provide social and economic functions. We recognize that biodiversity impact and loss can be challenging to quantify and measure, but we believe companies should assess environmental inputs and outputs. We encourage companies to report on financially material impacts and dependencies on natural capital relevant to their business.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material financial impact and in our view is of economic benefit to investors.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion– practices that promote shareholder value. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results - both positive and negative - so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion (DEI). We see DEI practices as a material input to long-term financial performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is significantly aided when there is consistent, robust disclosure in place. A sound long-term plan holds more weight than a company’s demographics, so we look for a demonstrable DEI strategy that seeks to improve shareholder value over time and align management incentives accordingly. To that end, we expect companies in the US to publicly disclose their EEO-1 reporting and all companies to disclose their DEI strategy.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts promote equal opportunities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities - the negative effects that companies can have on society through their products, cultures, or policies - into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
We encourage companies facing these risks to disclose related risk management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company’s political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether and ensure that these activities align with the companies stated strategy and promote shareholder value.
Japan Specific Topics
Capital allocation
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross-shareholdings
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.

Board diversity
We look for boards on the Japanese Prime Market to have a minimum 10% gender diversity, not inclusive of statutory auditors. For companies on the Non-Prime Market, we will also look for boards to have a minimum 10% gender diversity, inclusive of statutory auditors as applicable. We may vote against the chair of the board (or CEO in the absence of a board chair) where the board fails to meet this level. We expect to be able to support directors where a credible plan has been adopted to increase gender diversity ahead of the next meeting.
Board independence
We reserve the right to vote against the chair of the board or the most senior executive up for election at Japanese companies if the board of directors fails to meet the following independence expectations:
For companies on the Prime Market without a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
For companies on the Prime Market with a controlling shareholder, we expect the board to be majority independent.
For companies on the Non-Prime Market with a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
For companies on the Non-Prime Market without a controlling shareholder and a two-tiered board, we expect combined one-third independence of the board of directors and the board of statutory auditors, and at least two independent outside directors.
For companies on the Non-Prime Market without a controlling shareholder and a one-tiered board (with either one or three committees), we expect one-third independence.
We continue to require a majority of the board of statutory auditors to be independent, regardless of the market segments. We further encourage Japanese companies to establish nomination/compensation committees, and to clearly describe the role of the board chair in terms of setting the board agenda and driving accountability.

APPENDIX C
5% or Greater Ownership of Share Classes
The following table identifies those investors who owned 5% or more of a Fund share class as of April 1, 2026. All holdings are of record, unless otherwise indicated.
Fund:	Record Owner:	Address:	Percentage:
Empower Aggressive Profile Fund Institutional Class	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	37.50%
Empower Aggressive Profile Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	10.91%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	63.75%
Empower Bond Index Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.94%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.94%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.69%
	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.13%
	Empower SecureFoundation® Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.75%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	5.67%
	Empower Lifetime 2040 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.35%
Empower Bond Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	88.85%
Empower Conservative Profile Fund Class L	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	66.22%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	18.32%
Empower Conservative Profile Fund Institutional Class	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	47.73%
	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	7.23%
Empower Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	89.85%
Empower Core Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.79%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.20%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.17%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.39%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.42%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.09%
Empower Core Bond Fund Investor Class	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	43.64%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.16%
	Ada County	200 W. Front Street, Boise, ID 83702	9.88%
Empower Emerging Markets Equity Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.07%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.98%
C-1

Fund:	Record Owner:	Address:	Percentage:
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.88%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.09%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.70%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.52%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.05%
Empower Emerging Markets Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	90.04%
Empower Global Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.68%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.97%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.53%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.81%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.02%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.56%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.61%
Empower Global Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	46.11%
	Ada County	200 W. Front Street, Boise, ID 83702	11.30%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.63%
	COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.31%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.33%
Empower High Yield Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.62%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.66%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.68%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.15%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.50%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.50%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.59%
Empower High Yield Bond Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	91.54%
Empower Inflation-Protected Securities Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.25%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.44%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.09%
	Empower Lifetime 2020 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.99%
C-2

Fund:	Record Owner:	Address:	Percentage:
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.13%
	Empower Lifetime 2015 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.31%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.29%
Empower Inflation-Protected Securities Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	82.99%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	9.87%
Empower International Growth Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.27%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.34%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.40%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.03%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.84%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.80%
Empower International Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	42.97%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	19.28%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	12.33%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.03%
Empower International Index Fund Institutional Class	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.00%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.66%
	Empower Lifetime 2040 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.99%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.33%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.17%
	Empower Lifetime 2050 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.93%
Empower International Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	83.47%
Empower International Value Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.19%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.28%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.34%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.76%
Empower International Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.22%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	14.76%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	13.61%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	9.86%
C-3

Fund:	Record Owner:	Address:	Percentage:
Empower Large Cap Growth Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.20%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.29%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.35%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.77%
Empower Large Cap Growth Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	71.71%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.83%
Empower Large Cap Value Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	76.30%
Empower Large Cap Value Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.92%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.12%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.25%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.56%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.26%
Empower Large Cap Value Investor II Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	47.33%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.09%
	COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.54%
Empower Lifetime 2015 Fund Institutional Class	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy, Suite 480, Annapolis, MD 21401-2777	46.22%
	City of Durango	949 Second Avenue, Durango, CO 81301-5109	12.52%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	7.59%
Empower Lifetime 2015 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	89.79%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.66%
Empower Lifetime 2015 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37.32%
Empower Lifetime 2020 Fund Institutional Class	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	40.08%
	Hupp Electric Motors, Inc.	500 57th Street, Marion, IA 52302	17.83%
	Isola USA Corp.	3100 West Ray Road Suite 301, Chandler, AZ 85226	8.81%
	55 Oriskany Boulevard, Inc.	55 Oriskany Blvd, Yorkville, NY 13495	7.57%
Empower Lifetime 2020 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	97.58%
Empower Lifetime 2020 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	27.53%
	Richard R. Pucci & Associates	1765 Stout Drive, Ivyland, PA 18974	9.25%
	Boingo Graphics, Inc.	656 Michael Wylie Drive, Charlotte, NC 28217	9.12%
	Atrium Structural Engineering Inc	2451 Harrison Street, San Francisco, CA 94110	7.73%
C-4

Fund:	Record Owner:	Address:	Percentage:
	MS Manufacturing, Inc.	44431 Reynolds Dr, Clinton Township, MI 48036	5.82%
Empower Lifetime 2025 Fund Institutional Class	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy, Suite 480, Annapolis, MD 21401-2777	54.98%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	12.86%
Empower Lifetime 2025 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	92.41%
Empower Lifetime 2025 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	42.49%
Empower Lifetime 2030 Fund Institutional Class	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	29.48%
	South Central Regional Medical Center	1220 Jefferson Street, Laurel, MS 39440	15.29%
	Isola USA Corp.	3100 West Ray Road Suite 301, Chandler, AZ 85226	7.38%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	5.11%
	Spokane Eye Clinic, P.S.	427 S. Bernard, Spokane, WA 99204	5.06%
Empower Lifetime 2030 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	94.96%
Empower Lifetime 2030 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	28.03%
Empower Lifetime 2035 Fund Institutional Class	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy, Suite 480, Annapolis, MD 21401-2777	52.60%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	12.40%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.12%
Empower Lifetime 2035 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	89.89%
Empower Lifetime 2035 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.49%
Empower Lifetime 2040 Fund Institutional Class	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	41.81%
	Hupp Electric Motors, Inc.	500 57th Street, Marion, IA 52302	6.66%
	Isola USA Corp.	3100 West Ray Road Suite 301, Chandler, AZ 85226	6.26%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	5.61%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.24%
Empower Lifetime 2040 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	94.70%
Empower Lifetime 2040 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	25.73%
Empower Lifetime 2045 Fund Institutional Class	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy, Suite 480, Annapolis, MD 21401-2777	54.30%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	12.97%
Empower Lifetime 2045 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	94.13%
Empower Lifetime 2045 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	33.56%
Empower Lifetime 2050 Fund Institutional Class	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	47.99%
C-5

Fund:	Record Owner:	Address:	Percentage:
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.16%
Empower Lifetime 2050 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	98.78%
Empower Lifetime 2050 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	23.98%
Empower Lifetime 2055 Fund Institutional Class	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy, Suite 480, Annapolis, MD 21401-2777	56.30%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	20.09%
	Luminis Health Retirement Plan	1997 Annapolis Exchange Pkwy, Suite 480, Annapolis, MD 21401-2777	5.52%
Empower Lifetime 2055 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	90.30%
Empower Lifetime 2055 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.93%
Empower Lifetime 2060 Fund Institutional Class	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	32.58%
	South Central Regional Medical Center	1220 Jefferson Street, Laurel, MS 39440	20.61%
	City of Durango	949 Second Avenue, Durango, CO 81301-5109	9.59%
	Culver Franchising System, LLC	1240 Water Street, Prairie du Sac, WI 53578	8.63%
Empower Lifetime 2060 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	97.25%
Empower Lifetime 2060 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	30.96%
	Almeida Oil Co, Inc.	33 Hubbels Drive, Mount Kisco, NY 10549	11.42%
	Klamath Child and Family Treatment Center, Inc.	2210 N Eldorado Avenue, Klamath Falls, OR 97601	11.33%
	Kestrel Engineering Group, Inc.	9611 NE 117th Ave, Suite 2840, Vancouver, WA 98662	7.52%
	Athena Technology, Inc.	915 Corporate Way, Fremont, CA 94539	7.21%
Empower Lifetime 2065 Fund Institutional Class	Empower Capital Management LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	55.37%
	Portable Welding and Repair LLC	2539 County Highway L, Tomahawk, WI 54487	44.63%
Empower Lifetime 2065 Fund Investor Class	Empower Capital Management LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	55.95%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	44.05%
Empower Lifetime 2065 Fund Service Class	Klamath Child and Family Treatment Center, Inc.	2210 N Eldorado Avenue, Klamath Falls, OR 97601	55.30%
	Addington Oil Corporation	P.O. Box 125, Gate City, VA 24251	33.17%
	Empower Capital Management LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	10.99%
Empower Mid Cap Value Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.57%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.58%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.58%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.91%
C-6

Fund:	Record Owner:	Address:	Percentage:
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.83%
Empower Mid Cap Value Fund Investor Class	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	32.40%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	23.57%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	16.19%
Empower Moderate Profile Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	64.70%
	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	18.55%
Empower Moderate Profile Fund Institutional Class	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	33.23%
	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	7.93%
Empower Moderate Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	76.74%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.07%
Empower Moderately Aggressive Profile Fund Institutional Class	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	18.01%
	Rodelco Electronics Corp.	111 Haynes Court, Ronkonkoma, NY 11779	7.08%
	Federal Defenders Of San Diego, Inc.	225 Broadway #900, San Diego, CA 92101	5.85%
Empower Moderately Aggressive Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	77.31%
Empower Moderately Conservative Profile Fund Class L	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	48.27%
	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	21.24%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	16.92%
Empower Moderately Conservative Profile Fund Institutional Class	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	21.37%
	Louisiana National Bank	2001 N. Trenton St, Ruston, LA 71270	8.23%
	Charlton Family Practice, PC	246 Southbridge Street, Charlton, MA 1507	6.38%
	Gardner Family Health Network, Inc	160 East Virginia Street Suite 100, San Jose, CA 95112	5.62%
Empower Moderately Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	86.44%
Empower Multi-Sector Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.28%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.59%
	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	8.79%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.38%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.86%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.10%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.30%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.11%
C-7

Fund:	Record Owner:	Address:	Percentage:
Empower Multi-Sector Bond Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	74.41%
Empower Real Estate Index Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.05%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.37%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.30%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.01%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.06%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.63%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.49%
Empower Real Estate Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	86.46%
Empower S&P 500® Index Fund Institutional Class	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.20%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.76%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.95%
	Empower Lifetime 2040 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.68%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.15%
	Empower Lifetime 2050 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.04%
Empower S&P 500® Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	72.11%
Empower S&P Mid Cap 400® Index Fund Class L	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	43.91%
	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	41.56%
Empower S&P Mid Cap 400® Index Fund Institutional Class	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	20.72%
	Empower SecureFoundation® Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.85%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	11.60%
Empower S&P Mid Cap 400® Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	76.61%
Empower S&P Small Cap 600® Index Fund Class L	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	38.14%
	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	37.05%
Empower S&P Small Cap 600® Index Fund Institutional Class	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	18.23%
	Empower SecureFoundation® Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.95%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	10.21%
Empower S&P Small Cap 600® Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	69.44%
	PNC Maxim SecureFoundation Smart Future NQ	1900 E 9th St, Cleveland, OH 44114	21.72%
	CUSO - SF Trad IRA	10150 Meanley Drive 1st Floor, San Diego, CA 92131	6.08%
C-8

Fund:	Record Owner:	Address:	Percentage:
	BB&T Great-West SF Smart Future Traditional IRA	220 S. College Street, Charlotte, NC 28202	5.64%
Empower SecureFoundation® Balanced Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	99.45%
Empower SecureFoundation® Balanced Fund Institutional Class	Variable Annuity 8 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	24.49%
	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	22.16%
	Government of Guam DCP	424 Route 8, Maite, GU, 96927	8.88%
Empower SecureFoundation® Balanced Fund Investor Class	Schwab OneSource Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	51.18%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	21.06%
	Schwab Advisor Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	5.39%
	The State of Alabama Personnel Board	64 N. Union Street, Montgomery, AL 36130	5.26%
Empower SecureFoundation® Balanced Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	20.33%
	Crary, Buchanan P.A.	759 Southwest Federal Highway, Stuart, FL 34994	5.63%
Empower Short Duration Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	28.15%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.91%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.20%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.13%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.70%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.61%
Empower Short Duration Bond Fund Investor Class	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	52.20%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	10.87%
	COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.23%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.01%
Empower Small Cap Growth Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.70%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.47%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.27%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.31%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.41%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.25%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.23%
Empower Small Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	54.62%
	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	19.06%
C-9

Fund:	Record Owner:	Address:	Percentage:
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	9.20%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	8.09%
Empower Small Cap Value Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.31%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.38%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.42%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.81%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.59%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.40%
Empower Small Cap Value Fund Investor Class	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	15.28%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.30%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	8.30%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.06%
	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	6.30%
	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	5.95%
	Metro-ILA Individual Account Retirement Fund	301 Route 17 North 7th Floor, Rutherford, NJ 7070	5.84%
Empower T. Rowe Price Mid Cap Growth Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.04%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.31%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.56%
Empower T. Rowe Price Mid Cap Growth Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	64.86%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.32%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.15%
Empower U.S. Government Securities Fund Institutional Class	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	21.55%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.43%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.77%
	Mid Atlantic Trust Company	330 S Poplar Ave Pierre, SD, 57501	11.99%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.40%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.93%
Empower U.S. Government Securities Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	34.23%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	25.69%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12.65%
C-10

APPENDIX D
Securities Lending Activities
The table below provides the dollar amounts of income and fees and/or compensation related to each Fund’s securities lending activities for the fiscal year ended December 31, 2025.
The Lifetime Funds, Profile Funds and SecureFoundation Balanced Fund did not participate in any securities lending activities during the most recent fiscal year ended December 31, 2025.
Empower Bond Index Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$1,211,095
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$18,741
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$1,077,189
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$1,095,930
Net income from securities lending activities:	$115,165

Empower Core Bond Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$568,752
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$5,641
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$528,418
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$534,059
Net income from securities lending activities:	$34,693

Empower Emerging Markets Equity Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$666,967
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$54,226
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$279,620
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$333,846
Net income from securities lending activities:	$333,121

Empower Global Bond Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$231,658
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,228
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$222,883
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$224,111
Net income from securities lending activities:	$7,547

Empower High Yield Bond Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$1,162,365
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$34,858
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$913,325
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$948,183
Net income from securities lending activities:	$214,182

Empower Inflation-Protected Securities Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$41,712
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,245
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$32,807
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$34,052
Net income from securities lending activities:	$7,660

Empower International Growth Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$431,205
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$5,731
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$390,263

Empower International Growth Fund	December 31, 2025
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$395,994
Net income from securities lending activities:	$35,211

Empower International Index Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$2,879,740
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$49,266
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$2,527,778
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$2,577,044
Net income from securities lending activities:	$302,696

Empower International Value Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$1,799,734
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$32,015
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$1,571,023
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$1,603,038
Net income from securities lending activities:	$196,696

Empower Large Cap Growth Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$84,210
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$612
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$79,837
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$80,449
Net income from securities lending activities:	$3,761

Empower Large Cap Value Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$158,289

Empower Large Cap Value Fund	December 31, 2025
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3,816
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$131,029
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$134,845
Net income from securities lending activities:	$23,444

Empower Mid Cap Value Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$220,742
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,475
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$210,192
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$211,667
Net income from securities lending activities:	$9,075

Empower Multi-Sector Bond Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$1,051,606
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$23,317
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$885,012
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$908,329
Net income from securities lending activities:	$143,277

Empower Real Estate Index Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$322,610
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3,782
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$295,572
Negative Rebate (paid by borrower)	$0

Empower Real Estate Index Fund	December 31, 2025
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$299,354
Net income from securities lending activities:	$23,256

Empower S&P 500 Index Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$936,978
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3,492
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$912,025
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$915,517
Net income from securities lending activities:	$21,461

Empower S&P Mid Cap 400 Index Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$784,038
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$7,569
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$729,944
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$737,513
Net income from securities lending activities:	$46,525

Empower S&P Small Cap 600 Index Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$1,375,416
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$18,656
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$1,242,057
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$1,260,713
Net income from securities lending activities:	$114,703

Empower Short Duration Bond Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$130,751
Fees and/or compensation for securities lending activities and related services:

Empower Short Duration Bond Fund	December 31, 2025
Fees paid to securities lending agent from a revenue split	$2,483
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$113,004
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$115,487
Net income from securities lending activities:	$15,264

Empower Small Cap Growth Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$402,574
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$5,588
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$362,602
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$368,190
Net income from securities lending activities:	$34,384

Empower Small Cap Value Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$532,276
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,943
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$461,196
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$471,139
Net income from securities lending activities:	$61,137

Empower T. Rowe Price Mid Cap Growth Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$624,384
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$17,754
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$497,547
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0

Empower T. Rowe Price Mid Cap Growth Fund	December 31, 2025
Aggregate fees/compensation for securities lending activities:	$515,301
Net income from securities lending activities:	$109,083

Empower U.S. Government Securities Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$99,006
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$446
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$95,820
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$96,266
Net income from securities lending activities:	$2,740

EMPOWER FUNDS, INC.
Ticker
Fund	Institutional Class	Investor Class	Class A
Empower Core Strategies: Flexible Bond Fund	MXEDX	MXEWX	-
Empower Core Strategies: Inflation-Protected Securities Fund	MXEGX	MXEYX	-
Empower Core Strategies: International Equity Fund	MXECX	MXEVX	-
Empower Core Strategies: U.S. Equity Fund	MXEBX	MXETX	-
Empower SecureFoundation® Balanced ETF Fund	-	-	SFBPX
(the “Fund(s)”)
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus. It contains information in addition to the information in the prospectuses for the Funds. The prospectuses for the Funds, which may be amended from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the prospectuses for the Funds, each dated April 30, 2026. Requests for copies of prospectuses should be made by writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling (866) 831-7129, or by viewing www.empower.com/investments/empower-funds/fund-documents. The financial statements appearing in the Funds’ Form N-CSR filings are incorporated into this SAI by reference; please see the “Financial Statements” section of this SAI for hyperlinks to the financial statements and other information. Copies of these documents are available, without charge, and can be obtained by calling (866) 831-7129 or by viewing them at www.empower.com/investments/empower-funds/fund-documents.
April 30, 2026

INFORMATION ABOUT EMPOWER FUNDS, INC. AND THE FUNDS
Empower Funds, Inc. (“Empower Funds”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”), is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. The corporation changed its name from Great-West Funds, Inc. to Empower Funds, Inc. on August 1, 2022. Empower Funds offers 44 funds. This SAI describes five Funds, all of which are diversified Funds.
The Board of Directors of Empower Funds (the “Board”) may organize and offer shares of a new fund or a new share class of an existing Fund or liquidate a Fund or share class at any time. The Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: International Equity Fund, Empower Core Strategies: Inflation-Protected Securities Fund, and Empower Core Strategies: U.S. Equity Fund (the “Core Strategies Funds”) offer two classes of shares: Institutional Class and Investor Class. Neither class imposes sales charges or distribution fees. The Empower SecureFoundation Balanced ETF Fund (the “SecureFoundation Balanced ETF Fund”) has one share class: Class A shares which have a front-end sales load.
Empower Capital Management, LLC (“ECM”), a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), serves as the investment adviser to Empower Funds. ECM has selected one or more sub-advisers (each, a “Sub-Adviser”) to manage, on a daily basis, the assets of certain Funds.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Classification
Each Fund is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”).
At least 75% of the value of a diversified fund’s total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer (other than the U.S. government and other investment companies) is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.
Investment Strategies and Risks
The investment objectives, investment strategies and principal risks of each Fund are described in its prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that ECM or a Sub-Adviser may select for each Fund. Except as described below and except as otherwise specifically stated in the applicable prospectus or this SAI, each Fund’s investment policies set forth in its prospectus and in this SAI are not fundamental and may be changed without shareholder approval.
The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment strategies, practices and techniques that ECM or any Sub-Adviser may employ in pursuit of a Fund’s investment objective, together with a discussion of related restrictions and risks. This information has been organized into various categories; to the extent it overlaps two or more categories, it is referenced only once in this section. ECM or any Sub-Adviser may not buy these securities or use any of these techniques unless it believes they are consistent with the applicable Fund’s investment objectives and policies (as described in the Fund’s prospectus) and that doing so will help the Fund achieve its objective. In addition, with respect to any particular Fund, to the extent that a security or technique is described in a Fund’s prospectus as being part of its principal investment strategies, the information provided below regarding such security or technique is intended to supplement, but not supersede, the information contained in the prospectus.
The SecureFoundation Balanced ETF Fund normally invests primarily in shares of exchange-traded funds (“Underlying ETFs”) and may also invest in other mutual funds (together with the Underlying ETFs, the “Underlying Funds”), as described in its prospectus. The Underlying Funds, in turn, invest directly in securities (such as stocks and bonds). The investment techniques described below may be pursued directly by the Underlying Funds or, in certain circumstances, by the Fund directly. The Fund is subject to the risks described below indirectly through its investment in the Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund’s transactions in a particular type of security or its use of a particular technique are subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectus or statement of additional information, as well as federal securities laws. For the purpose of this section, references to investments by “a Fund” or “the Funds” include the Underlying Funds.

In addition to investing in Underlying Funds, the SecureFoundation Balanced ETF Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying Funds. The Fund also may hold a portion of its assets in U.S. government securities, money market
1

funds, and cash or cash equivalents for cash management purposes. To the extent the Fund invests directly in securities, the Fund will be directly subject to the applicable risks described below.
Debt Securities
A debt security, also referred to as a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, such as corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities and asset-backed securities. Debt securities include investment grade securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and unrated securities.
Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).
Asset-Backed Securities. Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans or receivables held in trust. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. Asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment. Additionally, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks, including but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the risk that the quality of the collateral may decline in value or default; (3) the risk that a Fund may invest in CDOs that are subordinate to other classes; and (4) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings. These investments may include institutionally traded floating and fixed rate debt securities. Bank loans often involve borrowers whose financial conditions are troubled or uncertain, including companies that are highly leveraged or are involved in bankruptcy proceedings. A Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Some bank loans may be purchased on a “when-issued” basis. The market for bank loans may not be highly liquid and a Fund may have difficulty selling bank loans. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.
Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which a Fund invests, the Fund relies on the portfolio managers’ research to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Bank Obligations. Bank obligations may be issued or guaranteed by U.S. or foreign banks. Bank obligations that may be purchased by a Fund include banker’s acceptances, certificates of deposit and fixed time deposits. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Core Strategies Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments that may be made by the bank and the interest rates and fees that may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry.
U.S. and global markets recently have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility or other services to an issuer or to a Fund fails, the issuer or Fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.
Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty, or a downturn in market, economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on a Fund and issuers in which it invests.
A Fund’s investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.
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Below Investment Grade Securities. Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are debt securities that are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Standard & Poor’s Global Ratings (“S&P”) or have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated. Below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero coupon, pay-in-kind (“PIK”) and step coupon securities and may be privately placed or publicly offered.
Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Below investment grade securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of below investment grade securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for below investment grade securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade securities and the ability of outside pricing services to value below investment grade securities. A severe economic downturn or increase in interest rates might increase defaults in below investment grade securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding below investment grade securities, thus further disrupting the market for such securities.
Below investment grade bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of below investment grade bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, below investment grade bonds tend to underperform U.S. Treasury and investment grade bonds because below investment grade bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of below investment grade securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of below investment grade securities could also be at greater risk because below investment grade securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a below investment grade security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of below investment grade securities and a Fund’s net asset value.
Below investment grade securities present risks based on payment expectations. For example, below investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of below investment grade securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of below investment grade securities than in the case of investment grade bonds.
In addition, the credit ratings assigned to below investment grade securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of below investment grade securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.
Because the risk of default is higher for below investment grade securities, portfolio managers will attempt to identify those issuers of below investment grade securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and S&P are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund’s investment objective may be more dependent on the portfolio manager’s own credit analysis than might be the case for a Fund that invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain below investment grade securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar)
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and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed- or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds. Each Fund may invest in Brady bonds only if it is consistent with quality specifications established by ECM or a Sub-Adviser to that Fund.
Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by banks, corporations and other entities primarily to finance short-term credit needs. Such securities normally have maturities of nine months or less and, although commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Like bonds and other fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Corporate Debt Securities. Corporate debt securities are long- and short-term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed, variable or floating rate obligations or as zero coupon, PIK and step coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations.
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to liquidity and pricing transparency risks.
Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and nationally recognized statistical rating organizations, such as S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of a nationally recognized statistical rating organization, such as S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated.
Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities that were (1) initially issued at a discount from their face value, and (2) purchased by a Fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Fund may be
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significant, and accretion of market discount together with original issue discount, will cause the Fund to recognize income prior to the receipt of cash payments with respect to these securities.
Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest at the time of acquisition by a Fund or are rated in the lower ratings categories (Ca or lower by Moody's and CC or lower by S&P) or that, if unrated, are in the judgment of a portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with below investment grade securities are heightened by investing in distressed debt securities.
A Fund will generally make such investments only when a portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.
Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are periodically adjusted for inflation, which measures a sustained increase in prices of goods and services in an economy that erodes the purchasing power of a currency over time. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked securities are also issued by corporations, U.S. government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Because of this inflation-adjustment feature, inflation-linked securities typically have lower yields than conventional fixed rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.
Inflation-linked securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-linked security normally will decline and could result in losses for a Fund. Funds that invest in inflation-linked securities do not always move in lockstep with changes in the inflation rate because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, there is no assurance that the consumer price index or other inflation index used to determine inflation adjustments will accurately measure the real rate of inflation.
Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a Fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a Fund being treated as a return of capital.
Loan Participations and Assignments. Loan participations and assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a loan participation, the Fund typically will have a contractual relationship only with the lender that sold the participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is believed by ECM or a Sub-Adviser to be creditworthy. When a
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Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Fund may have difficulty disposing of loan participations and assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular loan participations or assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
The Board has adopted a liquidity risk management program for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the loan participation or assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid loan participations and assignments that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid investments would increase.
In valuing a loan participation or assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board.
Mortgage-Backed Securities. A mortgage-backed security (“MBS”) is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. MBS include mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages, including those on commercial real estate or residential properties. MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.
The value of MBS may change due to shifts in the market’s perception of issuers. An economic downturn - particularly one that contributes to an increase in delinquencies and defaults on residential mortgages, falling home prices and unemployment - may adversely affect the market for and value of MBS. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government MBS may offer higher yields than those issued by government entities but may also be subject to greater price volatility and increased interest rate, credit, and other risks, such as liquidity and valuation risks, than government-issued MBS. MBS are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument.
Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae.
CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate and bearing a different stated maturity date, and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the
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individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets.
CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid investments.
Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund foregoes principal and interest paid on the MBS. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the MBS it initially sold. Mortgage dollar roll transactions may (due to the deemed borrowing position involved) increase a Fund’s overall investment exposure and result in losses.
Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Mortgage Pass-through Securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages either insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.
Government-related guarantors whose obligations are not backed by the full faith and credit of the U.S. government include Fannie Mae and Freddie Mac. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Freddie Mac issues participation certificates that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Fannie
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Mae and Freddie Mac guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the U.S. government. Additionally, Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the MBS. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage pass-through securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, ECM or the Fund’s Sub-Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to a Fund’s limitations on investments in illiquid investments.
Mortgage pass-through securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from the test available to all U.S. government securities. The Funds take the position that privately-issued, mortgage pass-through securities and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. In the case of private issue mortgage pass-through securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. government to tighten the availability of its credit. Since September 7, 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (“FHFA”). FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to Fannie Mae and Freddie Mac. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
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Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations in illiquid investments.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some are not. Municipal bonds have two principal classifications: general obligations and revenue bonds.
General obligation bonds are securities backed by a municipality’s pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. Revenue bonds are securities backed by revenues generated by a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of capital projects, including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds; and lease-backed bonds (including certificates of participation and municipal lease obligations).
Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect a municipal bond’s value, interest payments, repayment of principal and a Fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal bond is not heavily followed by the investment community or such security issue is relatively small, the bond may be difficult to value or sell at a desirable price. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal bond has not complied with applicable tax requirements, interest from the bond could be treated as taxable, which could result in a decline in the bond’s value. The Funds expect to invest less than 50% of their total assets in tax-exempt municipal bonds. As a result, none of the Funds (except the SecureFoundation Balanced ETF Fund) expect to be eligible to pay exempt interest dividends to shareholders, and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund. In some cases, the SecureFoundation Balanced ETF Fund may be able to pass through to shareholders the tax-exempt character of any exempt-interest dividends it receives from an Underlying Fund. See “Taxation of the Funds.”
Tender Option Bonds. Tender option bonds are municipal derivatives created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Structured Securities. Structured securities (also called “structured notes”) are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal and/or interest on structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “reference”), or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of structured securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.
Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.
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To-Be-Announced Purchase Commitments. As with other delayed delivery transactions, a to-be-announced (“TBA”) purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until it issues the security.
TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require a fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a fund’s TBA counterparty. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits a Fund to enter into delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 with respect to its delayed delivery transactions, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” below.
U.S. Government Securities. A Fund may purchase obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury bills, Treasury notes or Treasury bonds that differ in their interest rates, maturities and times of issuance. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and Fannie Mae are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.
Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a Fund does not apply to the market value of such security or to shares of the Fund itself. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to U.S. government sponsored agencies or instrumentalities, such as Fannie Mae or Freddie Mac, since it is not obligated to do so by law. In addition, U.S. government securities are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government securities, declines when market interest rates increase and rises when market interest rates decrease.
From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling or periodic legislation to fund the government could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, or increase the costs of various kinds of debt. The long-term credit rating of the U.S. government may also be downgraded by major rating agencies due to an actual or expected fiscal deterioration and an erosion of governance relative to peers. If a U.S. GSE is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.
Variable or Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include
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market-dependent liquidity features may have greater liquidity risk than other securities. This greater liquidity risk may arise because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
Floating Rate Loans. Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other instruments of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.
Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income a Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, a Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.
The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that a Fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.
Although the market for the types of floating rate loans in which a Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when ECM or a Sub-Adviser considers such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of the borrower and/or agent can delay or impede a Fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.
Variable Amount Master Demand Notes. A variable amount master demand note is an unsecured instrument that permits the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.
Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.
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Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid investments.
To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Zero Coupon Treasury Securities. Zero coupon treasury securities are U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.
Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.
Equity Securities
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants. Different types of equity securities provide different voting and dividend rights and priority if the issuer becomes bankrupt.
Equity securities generally have greater price volatility than fixed income securities. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete, and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stock. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments
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and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower quality securities.
Contingent convertible securities (“COCOs”) are a complex subset of convertible securities that are designed so that the issuer of the security can absorb losses if the issuer’s capital falls below a predetermined trigger level. If triggered, COCOs absorb losses for the issuer by either (1) converting from a fixed income security to common stock of the issuer or (2) writing down the value of the security. If the COCO is converted to a common stock of the issuer, the common stock may not pay a dividend, which could result in a reduced income rate for a Fund. Additionally, if the COCO is converted to a common stock of the issuer and the issuer declares bankruptcy, a Fund would be less likely to recover its claim in bankruptcy because owners of common stock are generally last in line for payment priority. If the COCO undergoes a mandatory write-down, a Fund may lose some or all of its investment in the COCO.
Initial Public Offerings. Initial public offerings (“IPOs”) are new issues of equity securities. IPOs do not have trading history, and information about the company may be available only for recent periods. A Fund’s purchase of shares issued in IPOs exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly priced companies have fluctuated in significant amounts over short periods of time. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, because there is no guarantee that a Fund will have access to profitable IPOs in the future. As with newly issued secondary offerings, a Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. As the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of a Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.
Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company; however, preferred stockholders typically do not have voting rights with respect to the issuing company. Preferred stocks may pay fixed or adjustable rates of return and may be convertible into, or carry the right to purchase, the company’s common stock.
The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Real Estate Investment Trusts. Real estate investment trusts (“REITs”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs that invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs that invest the majority of their assets in real estate mortgage loans and derive their
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income primarily from interest payments; and (3) hybrid REITs that combine the characteristics of equity REITs and mortgage REITs. Similar to regulated investment companies, REITs are not subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends, provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. These risks include limited financial resources, infrequent or limited trading, and more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500® Index.
Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s initial public offering. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of a SPAC’s shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the initial public offering or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options
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in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.
Foreign Securities
Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Securities issued by certain companies organized outside the U.S. may not be deemed to be foreign securities if the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A Fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.
There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, corporate governance, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may also limit a Fund’s ability to buy and sell securities during certain periods. In addition, certain non-U.S. security markets, securities registration, custody and settlement may be subject to delays and legal and administrative uncertainty. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.
Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.
A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend or between the time when a Fund accrues and pays an operating expense in U.S. dollars.
Foreign securities and cash may be held with foreign banks, agents and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Depositary Receipts. Depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
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Depositary receipts are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to the risks associated with investing directly in foreign securities, which include currency and foreign exchange risks as well as the political and economic risks of the underlying issuer’s country. Additionally, issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.
Emerging Markets Issuers. Emerging markets include (1) countries that have an emerging stock market as defined by MSCI, Inc.; (2) countries with low- to middle-income economies as classified by the World Bank; or (3) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (a) organized under the laws of, (b) whose securities have their primary trading market in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, a country with an emerging market.
Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, corporate governance, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may be unable to inspect audit work and practices in certain countries. In addition, a Fund’s investments (including the companies in which a Fund may invest) in emerging market or developing countries may be subject to expropriation, nationalization and confiscation of assets and property.
In addition, emerging market countries may experience high levels of inflation and may have fewer liquid securities markets and less efficient trading and settlement systems. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.
Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. The U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies’ securities, delay a Fund’s ability to exercise certain rights as security holder, and/or impair a Fund’s ability to meet its investment objectives. A Fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the Fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.
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Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the U.S., primarily in Europe. Yankee dollar instruments are U.S. dollar-denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee certificates of deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.
There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements. Eurodollar (and, to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Foreign Government Securities. Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Issuers of foreign government securities may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in foreign government securities that is in default as to payments of principal or interest. In the event that a Fund holds nonperforming foreign government securities, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder. Holders of foreign government securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Foreign Investment Companies. Some foreign countries may not permit, or may place economic restrictions on, direct investment by investors from outside of such countries. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can
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be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
Derivative Instruments
Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity or other financial instrument moves in price. If a Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. Examples of common derivative instruments include forward contracts, futures, options and swap agreements. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than “traditional” securities would. Whether or not a Fund may use some or all of these derivatives varies by Fund. In addition, a Fund may decide not to employ some or all of these strategies, and there is no assurance that any derivative strategy used by a Fund will succeed.
A Fund may use derivative instruments for a variety of reasons, including: (1) to employ leverage to enhance returns; (2) to increase or decrease exposure to particular securities or markets; (3) to protect against possible unfavorable changes in the market value of securities held in, or to be purchased for, its portfolio (i.e., to hedge); (4) to protect its unrealized gains reflected in the value of its portfolio; (5) to facilitate the sale of portfolio securities for investment purposes; (6) to reduce transaction costs; (7) to manage the effective maturity or duration of its portfolio; and/or (8) to maintain cash reserves while remaining fully invested.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, ECM or a Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a Fund’s limit on illiquid investments.
Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.
Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If ECM or a Sub-Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a Fund also is subject to ECM’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in the derivative position. It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance. Derivatives involve greater risks than if a Fund had invested in the reference obligation directly.
An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund’s other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in
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the prices for derivatives. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.
Rule 18f-4 provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board, and to comply with an outer limit on fund leverage risk based on value at risk (“VaR”). Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, and are not subject to the full requirements of Rule 18f-4, but are required to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.
Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
The Funds that invest in derivatives and that are not limited derivatives users have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments or the performance of the Fund. Rule 18f-4 also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Forward Contracts. A forward contract is an OTC derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to a Fund, exceeding the amount of the margin paid.
Forward Foreign Currency Transactions. Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date. Any Fund that may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its principal investment strategies.
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When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale for a fixed amount of U.S. dollars of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by a portfolio manager.
A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.
A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on a portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as a portfolio manager anticipates. For example, if a currency’s value rose at a time when a portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If a portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if a portfolio manager increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.
Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be a stock, stock index, interest rate or currency. Forward volatility agreements are OTC derivative instruments that are subject to the credit risk of the counterparty.
Futures Contracts. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include interest rate futures, index futures, securities futures and currency futures.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a
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member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
The use of futures contracts may expose a Fund to additional risks, such as credit risk, liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those futures contracts. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience potentially dramatic price changes and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. An abrupt change in the price of an underlying security could render the underlying derivative instrument worthless. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
A Fund may buy and sell futures contracts on U.S. and foreign exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, ECM would be required to register as a “commodity pool operator” and the Funds and ECM would be subject to regulation under the CEA.
A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
Foreign Currency Futures. A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. Foreign currency futures contracts are regulated by the CFTC.
At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade that provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as an FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of a bankruptcy of an FCM that
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holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.
Interest Rate Futures. Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in a Fund’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of a Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and a Fund’s cash reserves could then be used to buy long-term bonds on the cash market.
Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases protective puts on securities.
As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.
Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts. In addition, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities.
Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.
Hybrid instruments may take a variety of forms, including but not limited to debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.
The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market
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rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero.
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “note issuer”) with respect to which the reference instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “reference credit”). The purchaser of the CLN (the “note purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the reference credit. Upon maturity of the CLN, the note purchaser will receive a payment equal to: (1) the original par amount paid to the note issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “credit event”) with respect to the issuer of the reference credit; or (2) the market value of the reference credit, if a credit event has occurred. Depending upon the terms of the CLN, it is also possible that the note purchaser may be required to take physical delivery of the reference credit in the event of a credit event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the reference credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the reference credit.
Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a price a portfolio manager believes is fair.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to
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participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.
Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.
Options on Swaps. An option on a swap (“swaption”) gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund that writes a swaption receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a Fund’s use of options on swaps will be successful in furthering its investment objective will depend on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in “Swaps.”
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater
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flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.
A Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued on a daily basis.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.
In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments impose comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. Many swaps may be considered to be illiquid and involve the risk that a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Additionally, certain swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps, but it does not eliminate those risks completely and may involve additional costs and risk not involved with uncleared swaps. A Fund is also subject to the risk that, after entering into
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a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Credit Default Swaps. Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation or must make a cash settlement payment. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. A Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to the Fund as seller. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of credit default swap agreements.
The Dodd-Frank Act and related regulatory developments requires the clearing and exchange trading of certain interest rate swaps and credit default swaps. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.
Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the reference obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Additionally, credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.
Currency Swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Inflation Swaps. An inflation swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation swap has payment obligations netted and exchanged upon maturity. The value of an inflation swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Interest Rate Swaps, Caps and Floors. Interest rate swaps and interest rate caps and floors are types of hedging transactions that are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund’s holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund’s assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect unrealized gains in the value of a Fund’s holdings or to facilitate the sale of such securities.
Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
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The successful utilization of interest rate transactions depends on a portfolio manager’s ability to predict correctly the direction and degree of movements in interest rates. If a portfolio manager’s judgment about the direction or extent of movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into such transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the staff of the SEC to be illiquid investments and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms a portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument - which may be a single asset, a pool of assets or an index of assets - during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).
Volatility Swaps. A volatility swap is an agreement between two parties to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Specifically, one party will be required to make a payment to the other party if the volatility of an underlying reference instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risk if the counterparty fails to meet its obligations, and the risk that a portfolio manager may be incorrect in forecasts of volatility of the underlying reference instrument.
Other Permitted Investment Activities and Risks
Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.
Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Cybersecurity Risk. The use of the internet and other electronic media and technology, including cloud-based technology, exposes the Funds, the Funds’ shareholders, and the Funds’ service providers and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber events”). Cyber events may include unauthorized access to systems, networks or devices (such as through “hacking” activity), “ransomware” attacks, infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Cyber events could adversely affect a Fund and its shareholders by interfering with processing shareholder transactions, impeding a Fund’s ability to calculate its net asset value, or causing the release or misuse of confidential Fund information or shareholder information (which may result in privacy law violations). Like other funds and business enterprises, a Fund or its adviser, Sub-Adviser, custodians, transfer agent,
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and other third-party service providers have experienced and will continue to experience cyber events. As the frequency of cyber events in the market has become more prevalent, such events have not had a material adverse effect on the Funds’ business operations or performance. In addition to intentional cyber events, unintentional cyber events can occur, such as the inadvertent release of confidential information. Any cyber event could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expenses, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber event may cause a Fund or its adviser, Sub-Adviser, custodians, transfer agent, and other third-party service providers to lose proprietary information, suffer data corruption, lose operational capacity (such as the loss of the ability to process transactions, calculate the Fund’s net asset value, or allow shareholders to transact business), or fail to comply with applicable privacy and other laws. Cyber events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber events affecting issuers in which a Fund invests could cause the Fund’s investments to lose value. ECM has established risk management systems reasonably designed to reduce the risks associated with cyber events; however, there is no guarantee that the efforts of ECM or its affiliates, or other service providers, will succeed, either entirely or partially. There is also the risk that cyber events or cybersecurity breaches may not be detected. The nature of malicious cyber attacks is becoming increasingly sophisticated and ECM and its affiliates cannot control the information technology and cybersecurity systems of issuers or third-party service providers. Geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks and other disruptions, particularly from nation-states or entities with nation-state backing.
Environmental, Social, and Governance Considerations. A Fund’s Sub-Adviser may, but is not required to, take into account environmental, social, and governance (“ESG”) considerations as part of the investment process to implement a Fund’s investment strategy in pursuit of its investment objective. A Sub-Adviser’s ESG considerations may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors may affect a Fund’s exposure to certain issuers or industries and may not work as intended. A Fund may perform differently than other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by a Sub-Adviser to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are a type of investment company the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a particular market index. These indexes may be broad-based, sector or international. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index. Some ETFs are actively managed and instead of replicating a particular index they seek to outperform it or outperform a basket of securities or price of a commodity or currency. A Fund may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments.
The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their market prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of a Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.
A Fund will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are purchased and sold once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
An ETF may purchase, retain and sell securities at times when an actively managed open-end mutual fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Greater China Risk. The Greater China region encompasses China, Hong Kong and Taiwan. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation,
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confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan.
Hong Kong is closely tied to China, economically and politically, following the UK’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political, economic and diplomatic relationship with China as well as potential military actions between China and Taiwan, in particular resulting from China’s threats to invade and control Taiwan. As a result, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns. Diplomatic tensions, military conflicts or other escalations between China and Taiwan would likely adversely affect the value and liquidity of securities of Chinese issuers. In addition, an invasion of Taiwan would likely significantly affect the value and liquidity of a Fund’s direct or indirect investments in Chinese companies.
Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance.
On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act (“HFCAA”), which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund’s ability to transact in such securities and could significantly impact its liquidity and market price. In addition, a Fund would have to seek other markets in which to transact in such securities, which would also increase its costs. Furthermore, the U.S. government has formally designated China as a foreign adversary and may subject Chinese companies a Fund invests in to sanctions or embargoes imposed by the U.S. government and the United Nations. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed, or other escalating actions may be taken in the future.
Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. In addition, investments in Chinese companies are subject to risks associated with China’s designation as a foreign adversary of the U.S., with investment risks similar to other adversaries, such as Iran and Russia.
Certain Funds may invest in eligible renminbi-denominated shares of China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “A-shares”) through the Shanghai and Shenzhen–Hong Kong Stock Connect programs (“Stock Connect”). The Stock Connect program is a mutual market access program designed to enable foreign investment in China via brokers in Hong Kong. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.
Additionally, Stock Connect is subject to daily quota limitations on purchases into China. Foreign investors, in the aggregate, are subject to ownership limitations for Shanghai or Shenzhen listed companies, including those purchased through Stock Connect. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. Only certain A-shares are eligible to be accessed through Stock Connect and such securities could lose their eligibility at any time. In addition, a Fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name
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on the Hong Kong Central Clearing and Settlement System. This may limit the ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.
In China, ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to facilitate investment in these companies by foreign individuals, many Chinese companies have created variable interest entities (“VIEs”) that provide exposure to the Chinese company through contractual arrangements with shell holding companies in other jurisdictions, such as the Cayman Islands, instead of equity ownership. The shares of the shell company purchased by a Fund would not be equity ownership interests in the Chinese operating company and, in addition to the risks generally associated with investing in China and the Chinese operating company, the Fund’s interest in the VIE structure is subject to unique and substantial risks associated with breach of the contractual arrangements, including difficulty in enforcing any judgments outside of the U.S., and do not offer the same level of investor protection as direct ownership. Additionally, while VIEs are a longstanding industry practice, they have not been approved by Chinese regulators or tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Chinese government or regulators could, at any time and without advance notice, prohibit Chinese companies from accessing foreign investment through VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities or otherwise determine that the contractual arrangements as part of the VIE structure are unenforceable or contravene applicable law or regulations. These or similar actions would significantly reduce, and possibly permanently eliminate, the market value of VIEs held by a Fund (i.e., such investments could become worthless) with no recourse available.
Furthermore, the Chinese government has become more aggressive about regulating the operations of particular companies or sectors, including halting company IPOs, ousting company founders, passing laws that allow raids on private companies, and forcing companies to grant the Chinese government significant power and influence within their operations. These actions may substantially limit or prohibit the operations of such companies and cause investors to lose some or all of the value of their investment.
The Chinese government has historically exercised substantial control over the Chinese economy and Chinese businesses, such as through administrative regulation, state ownership and/or other forms of involvement. Actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China and operations of certain Chinese companies. In addition, the Chinese government has actively intervened in Chinese companies’ operations and structures and taken (and may continue to take) actions that impact such companies’ structures and operations. Also, such governmental action may include ownership or control directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) and, thus, a Fund’s investments in Chinese companies are subject to increased risks of political changes, social instability and/or regulatory developments. In general, investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances.
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.
Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain extent. However, the accounting, auditing and financial reporting standards and practices applicable to China’s companies, including those listed on U.S. exchanges, may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and practice and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. The quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, a Fund may not be provided the same degree of protection or information as would generally apply in developed countries and the Fund may be exposed to significant losses. There is also substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Under the HFCAA, Chinese companies with securities listed in the U.S. may be delisted if they do not meet U.S. accounting and auditor oversight requirements, which could cause a Fund to seek other markets in which to transact in such securities or obtain exposure to such securities through alternative means (such as derivatives), either of which could increase the Fund’s costs and have a material adverse effect on the Fund.
Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivative
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contracts or derivative contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivative contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivative contracts that cover a narrow range of circumstances, or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.
Illiquid Investments. The term “illiquid investment” generally means a security that a Fund reasonably expects cannot be sold or disposed of in-then current market conditions within seven days or less without the sale or disposition significantly changing the value of the investment used in determining a Fund’s net asset value. Certain types of investments may be considered generally to be illiquid. Included among these are “restricted securities,” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines adopted by the Board. See “Restricted Securities and Rule 144A Securities” below.
A Fund may acquire illiquid investments so long as immediately after the acquisition the Fund would not have invested more than 15% of its net assets in illiquid investments. A Fund will take measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.
Rule 22e-4 under the 1940 Act requires that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board has approved the designation of ECM as the Funds’ LRMP administrator, and will review no less frequently than annually a written report prepared by ECM that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. The liquidity classification of each investment will be made after reasonable inquiry and taking into account market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Fund’s investments in accordance with the LRMP. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to meet its investment objective.
A Fund may be unable to sell illiquid investments when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the investments were more liquid. In addition, sales of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than do sales of investments that are not illiquid. Illiquid investments may also be more difficult to value due to the unavailability of reliable market quotations for such investments.
Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors. Inflation and investors’ expectation of future inflation, can impact the current value of a Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated due to monetary policy measures or a changing interest rate environment.
Investment Companies. Each Fund may invest in shares of other investment companies within the limitations of the 1940 Act and any orders issued by the SEC. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and ETFs. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (1) more than 3% of the outstanding voting stock of another investment company; (2) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.
However, a Fund may invest in securities issued by other registered investment companies beyond the above percentage maximums pursuant to rules promulgated by the SEC, including Rule 12d1-4 under the 1940 Act. The SecureFoundation Balanced ETF Fund may rely on Rule 12d1-4 in purchasing shares of Underlying ETFs that are not affiliated with Empower Funds. Rule 12d1-4 allows a Fund to acquire shares of another investment company in excess of the limitations currently imposed by the 1940 Act. A Fund relying on Rule 12d1-4 is subject to several conditions, certain of which are specific to the Fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (1) control and voting that prohibit a Fund, ECM or a Sub-Adviser and their respective affiliates from controlling or voting more than 25% of the voting securities of an open-end unaffiliated acquired fund; (2) certain required findings by ECM relating to complexity, fees and undue influence; (3) entry into a fund of funds investment agreement for unaffiliated fund investments; and (4) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10%
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of the acquired fund’s assets. These restrictions may limit a Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions that may also limit a Fund’s flexibility with respect to making investments in those unaffiliated investment companies. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Lending of Fund Securities. Subject to applicable investment limitations, each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Fund’s total assets (including the value of collateral received). Securities lending allows a Fund to retain ownership of the securities loaned and to earn additional income.
ECM understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive collateral that is at least 102% of the market value of domestic securities and 105% of the market value of foreign securities, in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of the loaned securities and the risk of loss of rights in the collateral.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market forces (i.e., capital appreciation or depreciation).
Market Events Risk. Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, geopolitical conflicts, and other circumstances in one country or region could have profound impacts on global economies or markets.
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases and similar public health threats may significantly affect the global economy, the economy in certain geographic regions or countries, or the markets and issuers in which a Fund invests. Certain events may exacerbate pre-existing political, social and economic risks. These types of events may also cause widespread fear and uncertainty, and result in quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures and overall reduced liquidity of securities, derivatives and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the Funds, ECM, the Funds’ Sub-Advisers and the Funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, restrictions on travel or meetings, and other factors related to public emergencies.
War, terrorism and related responses could cause substantial market volatility, disrupt Fund operations and adversely affect Fund performance. For example, Russia’s invasion of Ukraine in 2022 has resulted in sanctions being levied by the U.S., EU and other countries against Russia and Belarus. Russia’s military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions could be substantial. Additionally, conflict in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect a Fund’s performance.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatic changes to interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational Risk. The Funds are exposed to operational risks arising from a number of factors, including but not limited to processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect
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the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Therefore, each Fund and its shareholders could be negatively impacted as a result.
Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, ECM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts, including from country to country, industry to industry and issuer to issuer. ECM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, ECM and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of ECM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.
Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, a Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933 (the “Securities Act”). These pooled vehicles typically hold commodities, such as gold, oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Code may limit the extent to which a Fund may invest in certain pooled vehicles. In addition, a Fund’s investment in pooled investment vehicles may be considered illiquid and subject to the Fund’s restrictions on illiquid investments.
Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and date (generally less than seven days). Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and ECM or the Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by ECM or the Sub-Adviser, as applicable.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and tri-party Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities.
On February 25, 2025, the SEC extended the compliance date applicable to Treasury repo transactions. Under the extended compliance date, market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to a Fund may be impacted as compared to Treasury repo transactions a Fund may enter prior to the compliance date. ECM will monitor developments in the Treasury repo transactions market as the implementation period progresses.
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Restricted Securities and Rule 144A Securities. A Fund may invest in restricted securities that are not registered under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with the Funds’ LRMP are deemed to be liquid investments for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities that may be sold under Rule 144A and that otherwise comply with the investment restrictions and policies regarding investing in illiquid investments for such applicable Fund. Due to changing market or other factors, Rule 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of a Rule 144A security may increase the level of the security’s illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them.
ECM, in accordance with the Funds’ LRMP, will determine whether securities purchased under Rule 144A are illiquid. ECM will also monitor the liquidity of restricted and Rule 144A securities and, if as a result of changes in market, trading, and investment-specific considerations, ECM determines that such securities are no longer liquid, ECM will review a Fund’s holdings of illiquid investments to determine what, if any, action is required to assure that the Fund complies with its restriction on illiquid investments.
Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Such transactions may increase fluctuations in a Fund’s net asset value and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold. A Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect a Fund’s strategy and result in lower Fund returns. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. To minimize such risks, a Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by ECM or a Sub-Adviser.
Reverse repurchase agreements have characteristics similar to borrowings. A Fund may enter into reverse repurchase agreements, notwithstanding the requirements of Sections 18(c) and 18(f)(1) of the 1940 Act, if the Fund, (1) treats such transactions as borrowings and complies with the asset coverage requirements of Section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (2) treats all reverse repurchase agreements as “derivatives transactions” as defined in Rule 18f-4 and complies with all requirements of Rule 18f-4. See “Derivative Instruments” above.
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Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales “against the box.”
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when a portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales “against the box.” A Fund must comply with Rule 18f-4 with respect to short sales, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” above.
When-Issued and Delayed Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. Delayed delivery refers to securities transactions on the secondary market where settlement occurs in the future. In both transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if a portfolio manager deems it advisable.
A Fund may use when-issued and delayed delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Rule 18f-4 permits a Fund to enter into when-issued or delayed delivery securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 with respect to its when-issued or delayed delivery transactions, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” above.
Fund Policies
Fundamental Policies
Empower Funds has adopted limitations on the investment activity of the Funds, which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to each of the Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the 1940 Act, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.
1. BORROWING. No Fund will borrow money except that a Fund may (1) borrow for non-leveraging, temporary or emergency purposes; and (2) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with such Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount
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of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
2. COMMODITIES, FUTURES, AND OPTIONS THEREON. No Fund will purchase or sell physical commodities; except that it may purchase and sell derivatives (including but not limited to futures contracts and options on futures contracts). Empower Funds does not consider currency contracts or hybrid investments to be commodities.
3. INDUSTRY CONCENTRATION. No Fund will purchase the securities of any issuer if, as a result, more than 25% of the value of such Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction.
4. LOANS. No Fund will make loans, although a Fund may (1) lend portfolio securities; (2) enter into repurchase agreements; (3) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (4) purchase debt.
5. DIVERSIFICATION. No Fund will, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (1) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (2) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies).
6. REAL ESTATE. No Fund will purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
7. SENIOR SECURITIES. No Fund will issue senior securities except in compliance with the 1940 Act.
8. UNDERWRITING. No Fund will underwrite securities issued by other persons, except to the extent such Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.
The 1940 Act prohibits a Fund from issuing any senior securities, except for certain borrowings. Rule 18f-4 under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivative instruments where a Fund complies with the requirements of the rule.
Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund’s name. If the Board determines to change the 80% non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice of such change to the shareholders before implementing the change of investment policy. More information regarding how each Fund meets this 80% policy is included in its prospectus.
Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: International Equity Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: U.S. Equity Fund
Operating Policies
Empower Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board without shareholder approval.
Under these policies, the Funds will not:
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1. Enter into commodity futures or commodity options contracts, or swaps if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of a Fund’s liquidation value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;
2. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, the rules thereunder and any orders issued by the SEC;
3. Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may purchase securities of issuers that invest or deal in the above.
Temporary Defensive Position
Each of the Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by ECM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by ECM or the applicable Sub-Adviser for temporary defensive purposes.
The types of money market instruments in which the Funds may invest include but are not limited to (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Strategies and Risks section above).
Portfolio Turnover
The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by such Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.
There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in ECM’s or a Sub-Adviser’s judgment.
With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses that might be borne by the Fund and, thus, indirectly by its shareholders. The Empower Core Strategies: International Equity Fund experienced significant variation in portfolio turnover during the fiscal period ended December 31, 2024, as compared to the fiscal year ended December 31, 2025, which was due to a sub-adviser change.
Portfolio Holdings Disclosure
Empower Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Empower Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (1) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC, mailed out to shareholders or otherwise made available on the Empower Funds’ website (www.empower.com/investments/empower-funds/fund-documents), which filing, mailing or posting will not be made sooner than 15 days after the quarter’s end, (2) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless expressly authorized by Empower Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, one day after EDGAR filing, or one day after posting on the Empower Funds’ website, (3) Fund holdings may be regularly provided to Empower Funds’ affiliated and unaffiliated service providers, including service providers of ECM or Sub-Advisers, in connection with the provision of services to or on behalf of Empower Funds, and (4) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC or as posted on the Empower Funds’ website may be disclosed not sooner than 15 days after the relevant reporting period.
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Public Disclosures
Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC or as posted on the Empower Funds’ website. Such reports shall be released not sooner than 15 days after the end of the relevant reporting period or after such period required under applicable law.
Empower Funds and Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (“EFSI” or the “Distributor”), may disclose a Fund’s ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.
A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by a Fund regarding the Fund’s portfolio holdings for trading purposes.
Other Disclosures
Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system or posted on the Empower Funds’ website may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Empower Funds’ President or CCO. Empower Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement not involving public disclosure or any regulatory inquiry or proceeding, and to any person to the extent required by order or other judicial process.
Empower Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence and to use it only for purposes expressly authorized by Empower Funds. Furthermore, as authorized by the President or CCO of Empower Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by a Fund regarding the Fund’s portfolio holdings for trading purposes.
Any exceptions authorized by the President or CCO are reported to the Board. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures as it deems appropriate in the interests of Empower Funds and its shareholders.
As authorized by the Board, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board periodically. Any modifications to the guidelines require prior Board approval.
At this time, Empower Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Empower Funds’ portfolio holdings. If, in the future, Empower Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Empower Funds’ portfolio holdings information may not be disseminated for compensation. There is no assurance that Empower Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.
MANAGEMENT OF EMPOWER FUNDS
Management Information
Empower Funds is organized under Maryland law and is governed by the Board. The Board, which is responsible for overall management of Empower Funds’ business affairs, meets at least four times during the year to review a wide variety of matters affecting Empower Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Information pertaining to the directors and officers of the Funds are set forth in the table below.
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Directors and Officers
Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Timothy Hudner*** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chair & Independent Director	Since 2026 (as Chair) Since 2017 (as Independent Director)	Former Director, Colorado State Housing Board, Grand Junction Housing Authority and Counseling and Education Center	44	N/A
James Hillary**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Principal and Founding Partner, Fios Partners LLC; Member, Fios Capital, LLC, Fios Holdings LLC; Sole Member, Independence Capital Asset Partners, LLC, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	44	N/A
Rebecca Kourlis 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2025	Co-Founder, Decisioncraft ADR; Member, The Colorado Forum, Federal Judicial Center Foundation Board, Board of Trustees, Boettcher Foundation, Graland Country Day School Foundation and Board of Directors, ODR.com	44	N/A
Steven Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 71	Independent Director & Audit Committee Chair	Since 2017 (as Independent Director) Since 2026 (as Audit Committee Chair)	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	44	N/A
Jesus Salazar 8515 East Orchard Road, Greenwood Village, CO 80111 47	Independent Director	Since 2025	Co-Founder/Chief Executive Officer, Pico AI & Prosono, LLC; Chairman, Board of Trustees, Colorado School of Mines; Vice Chairman, Pinnacol Assurance; Chairman Emeritus, Colorado Succeeds & Rocky Mountain Public Broadcasting; and Director, Denver Museum of Nature and Science, Elevate Quantum, and Energize Colorado	44	N/A

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Interested Director******
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 43	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM	44	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 43	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM	44	N/A
Ahmed Abdul- Jaleel 8515 East Orchard Road, Greenwood Village, CO 80111 43	Chief Compliance Officer	Since 2025	Vice President, Compliance Empower Investments, Empower; formerly Assistant Regional Director, Division of Examinations, Investment Advisers/Funds, U.S. Securities and Exchange Commission	N/A	N/A
Ryan Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Vice President, Deputy General Counsel & Corporate Secretary, Empower, Empower of America & Empower of NY; Vice President & Counsel, ECM	N/A	N/A
Kelly New 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2021	Vice President, Fund & CLO Administration, Empower; Chief Financial Officer & Treasurer, ECM; Vice President & Treasurer, CITs, Empower Trust Company, LLC (“ETC”)	N/A	N/A
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Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
John Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 58	Assistant Treasurer	Since 2007	Vice President, Fund Accounting & Expenses, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 45	Derivatives Risk Manager	Since 2022	Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A director who is not an “interested person” of Empower Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”
** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement, with any such retirement required to take effect no later than May 1st following his or her 80th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hudner has personal investments in a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Empower Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual fund.
**** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected Securities Fund and other series of Empower Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Hillary receives no special treatment due to the relationship.
***** Mr. Lake has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
******  An “Interested Director” refers to a director who is an “interested person” of Empower Funds (as defined in the 1940 Act) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any director or officer and any other person(s) pursuant to which s/he was elected as director or officer.
Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Empower Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in an executive session without the Interested Director and management.
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The chair of the Board is Timothy Hudner, an Independent Director. The chair presides at all meetings of the Board at which the chair is present. The chair exercises such powers as are assigned to him by the Board, which may include acting as a liaison with service providers, Empower Funds officers, attorneys and other directors between meetings. Except for any duties specified herein or pursuant to Empower Funds’ charter document, the designation of chair does not impose on such director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Empower Funds, including, without limitation, the number of Funds that comprise Empower Funds, the net assets of Empower Funds, and Empower Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Empower Funds.
Qualifications and Experience of the Board of Directors
The Board formally evaluates itself and its committees at least annually. This evaluation involves review of such matters as each director’s specific experience, qualifications, attributes, skills or areas of expertise in light of Empower Funds’ business and structure, and the Board’s overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each director should serve as a director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the directors considered various facts and circumstances and did not identify any factor as controlling, and individual directors may have considered additional factors or weighed the same factors differently.
Timothy Hudner. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was Senior Vice President for Operations & Technology and member of the executive committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions, including Chief Operations Officer, Chief Technology Officer, President of Janus Service Company as well as Chairman and Chief Executive Officer of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was Vice President of Information Technology at T. Rowe Price Associates and Director of Information Technology for John Hancock Financial Services. He obtained his bachelor’s degree from Dartmouth and a master’s degree in business administration from Boston College. Mr. Hudner has served on the board of commissioners for the Grand Junction Housing Authority; on the board of directors for the Mental Health Center of Denver; the Colorado State Housing Board; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board and serves as the chair of the Independent Directors Committee. Mr. Hudner has served as a director since 2017 and chair of the Board since 2026.
The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience at other financial companies, his academic experience, and his experience as a director of Empower Funds since 2017.
James Hillary. Mr. Hillary is the principal and founding partner of Fios Partners LLC, a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a member of Fios Capital, LLC and Fios Holdings LLC; and sole member of Fios Companies LLC. Mr. Hillary is also the founder and principal of Resolute Capital Asset Partners LLC (“Resolute”), a registered investment adviser. Resolute is the general partner for the Resolute Capital Asset Partners Fund I L.P., a long-short equity hedge fund that Mr. Hillary is the portfolio manager of. Prior to that, Mr. Hillary was the founder, Chairman and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a bachelor’s degree in economics from Rutgers University, a juris doctor law degree from Fordham University School of Law in New York and is a certified public accountant. Mr. Hillary is active in the community, supporting the Colorado Ballet, The Mizel Institute, John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served as a director since 2017.
The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, his academic experience, and his experience as a director of Empower Funds since 2017.
Rebecca Kourlis. Ms. Kourlis is the co-founder of Decisioncraft ADR, an alternative dispute resolution firm that provides services, including arbitration, mediation and facilitating public policy dispute resolution. Prior to that, from 2006 to 2019, Ms. Kourlis was the founder and Executive Director of the Institute for the Advancement of the American Legal System at the University of Denver, an applied research institute dedicated to improving the delivery of justice. Ms. Kourlis also served Colorado’s judiciary for nearly two decades, first as a trial court judge and then as a justice of the Colorado Supreme Court. Ms.
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Kourlis currently serves on the Federal Judicial Center Foundation Board, the Boettcher Foundation and Graland Country Day School Foundation Boards of Trustees, and the ODR.com Board of Directors, and she chairs the Colorado Forum committee on agriculture. Ms. Kourlis earned a bachelor’s degree in English from Stanford University and a juris doctor law degree from Stanford University Law School. Ms. Kourlis is a member of the Audit and Independent Directors Committees of the Board. Ms. Kourlis has served as a director since 2025.
The Board considered Ms. Kourlis’s legal training and practice, her executive and board experience, and her academic background.
Steven Lake. Mr. Lake is a managing member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a member of Gart Capital Partners, LLC and executive member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was Managing Partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a bachelor’s degree in accounting from the University of Maryland and a master’s degree in taxation from the University of Denver. He is a certified public accountant and has earned the accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver graduate tax program, and authored publications on partnership tax planning, consolidated entities tax planning, individual tax planning, and corporate tax planning. He is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board and serves as chair of the Audit Committee and its financial expert. Mr. Lake has served as a director since 2017 and Audit Committee Chair since 2026.
The Board considered Mr. Lake’s financial experience, leadership and executive experience, his academic experience, and his experience as a director of Empower Funds since 2017.
Jesus Salazar. Mr. Salazar is the Chief Executive Officer of Pico AI Inc., a software company with the purpose of minimizing the total cost of ownership of commercial building. Prior to that, Mr. Salazar was Chief Executive Officer of Prosono, a company working to accelerate the achievement of the World 2030 Sustainable Development Goals. He also spent 16 years developing and managing various technology and innovation projects for multiple companies. Mr. Salazar serves as the chairman of the board of trustees of Colorado School of Mines and is the vice-chair of Pinnacol Assurance. He currently serves on the boards of the Denver Museum of Nature and Science, Elevate Quantum, and Energize Colorado and is the chairman emeritus of Rocky Mountain Public Broadcasting and Colorado Succeeds. Mr. Salazar received a bachelor’s degree in math and computer science and a master’s degree in engineering and technology management at the Colorado School of Mines. Mr. Salazar is a member of the Audit and Independent Directors Committees of the Board. Mr. Salazar has served as a director since 2025.
The Board considered Mr. Salazar’s leadership and executive experience, his board experience, and his academic background.
Jonathan Kreider. Mr. Kreider is Executive Vice President and Head of Empower Investments, Empower, and holds executive positions at various Empower affiliates, including as Chairman, President and Chief Executive Officer of ECM. Prior to his role at Empower Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado and a master’s degree in business administration from the University of Colorado. He is a member of the CFA Society of Colorado and is a chartered financial analyst charterholder. Mr. Kreider has served as a director since 2020.
The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of ECM, his leadership and business experience in the asset management industry, and his academic experience.
Risk Oversight
Consistent with its responsibility for oversight of Empower Funds, the Board oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Empower Funds, ECM, the Distributor, Sub-Advisers, and other Empower Funds service providers have implemented a variety of processes, procedures and controls to address these risks.
The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.
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The Board receives reports from senior officers of Empower Funds at regular and special meetings of the Board on a variety of matters, including those relating to risk management and valuation. The Board also receives reports on a periodic or regular basis from ECM and Empower Funds’ other primary service providers and meets with Sub-Advisers on a rotating basis at regular quarterly meetings.
The Board meets with Empower Funds’ CCO at least quarterly to discuss compliance issues, and the Board receives a written report from the CCO at least annually that addresses the policies and procedures of Empower Funds, ECM, each Sub-Adviser, the Distributor, and SS&C Global Investor & Distribution Solutions, Inc., Empower Funds’ transfer agent. Additionally, the Independent Directors meet with the CCO at least annually in executive session.
The Board and the Audit Committee receive regular reports from Empower Funds’ Treasurer regarding internal controls and accounting and financial reporting policies, practices and procedures. In addition, Empower Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters.
Standing Committees
The Board has two standing committees: an Audit Committee and an Independent Directors Committee.
As set out in the Empower Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Empower Funds’ financial accountability and financial reporting by providing a means for Empower Funds’ Independent Directors to be directly informed as to, and participate in the review of, Empower Funds’ audit functions. Another objective is to ensure the independence and accountability of Empower Funds’ outside auditors and provide an added level of independent evaluation of Empower Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Mr. Lake is the chair of the Audit Committee, and Mr. Hudner, Mr. Hillary, Ms. Kourlis and Mr. Salazar are the other members of the Audit Committee. The Audit Committee held two meetings during the Funds’ most recently completed fiscal year.
As set forth in the Empower Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Empower Funds and its service providers, including the review of Empower Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Empower Funds’ Independent Directors that are not specifically delegated to another Board committee. Mr. Hudner is the chair of the Committee, and Mr. Hillary, Ms. Kourlis, Mr. Lake and Mr. Salazar are the other members of the Independent Directors Committee. The Independent Directors Committee held five meetings during the Funds’ most recently completed fiscal year.
The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”). Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Empower Funds, for the attention of the chair of the Independent Directors Committee, at 8525 East Orchard Road, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Independent Directors Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a director. The Independent Directors Committee does not evaluate proposed nominees differently based upon who made the proposal.
Ownership
As of December 31, 2025, the members of the Board had beneficial ownership in the Empower Funds or any other investment companies overseen by the director as follows:
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Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Timothy Hudner	$0	$0
James Hillary	$0	$0
Rebecca Kourlis	$0	$0
Steven Lake	Empower Core Strategies: U.S. Equity Fund - over $100,000	Over $100,000
Jesus Salazar	$0	$0
Interested Director
Jonathan Kreider	$0	Over $100,000
As of December 31, 2025, none of the Independent Directors had beneficial ownership in any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of Empower Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of Empower Funds. Since shares of the SecureFoundation Balanced ETF Fund may only be sold to Permitted Accounts, members of the Board are only able to invest in the Fund if they invest through a Permitted Account that makes the Fund available for investment.
Compensation
Empower Funds pays no salaries or compensation to any of its officers or directors affiliated with Empower Funds or ECM. The table below sets forth the annual compensation paid to the Independent Directors and certain other information.
Name of Independent Director	Aggregate Compensation from Empower Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Empower Funds Paid to Directors
Timothy Hudner	$257,000	$0	$0	$257,000
James Hillary	$257,000	$0	$0	$257,000
Rebecca Kourlis*	$167,000	$0	$0	$167,000
Steven Lake	$257,000	$0	$0	$257,000
Jesus Salazar*	$167,000	$0	$0	$167,000
* Ms. Kourlis and Mr. Salazar were elected to the Board in July 2025.
As of December 31, 2025, there were 44 funds for which the directors served as directors, all of which were Funds of Empower Funds. The total compensation paid is comprised of the amount paid by Empower Funds during its most recently completed fiscal year ended December 31, 2025.
Codes of Ethics
Empower Funds, ECM, EFSI and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by Empower Funds under certain circumstances and places appropriate restrictions on all such investments.
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Proxy Voting Policies
Proxies will be voted in accordance with the proxy policies and procedures or summaries thereof that are attached hereto as Appendix B. Proxy voting information for Empower Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling (866) 831-7129 or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Empower Funds voted proxies relating to the Funds for the most recent 12-month period ended June 30 is also available on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding voting securities of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.
To the best knowledge of Empower Funds, as of April 1, 2026, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding voting shares held by such holders are set forth in the following table. Other than as indicated below, Empower Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding voting securities.
The list is presented in alphabetical order by Fund. As a group, the directors and officers of Empower Funds owned less than 1% of the outstanding shares of each of the Funds.
Fund:	Record Owner:	Address:	Percentage:
Empower Core Strategies: Flexible Bond Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	92.41%
Empower Core Strategies: Inflation- Protected Securities Fund Institutional Class	Advanced Rotorcraft Technology, Inc.	46757 Fremont Boulevard, Fremont, CA 94538	5.76%
Empower Core Strategies: Inflation- Protected Securities Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	92.27%
Empower Core Strategies: International Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	88.00%
Empower Core Strategies: U.S. Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	91.11%
Empower SecureFoundation® Balanced ETF Fund Class A	PNCI SF Smart Future Traditional IRA	1900 E 9th St, Cleveland, OH 44114	45.36%
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). ECM serves as investment adviser to Empower Funds pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) dated April 30, 2026. ECM is a wholly-owned subsidiary of Empower Services Holdings US, LLC. Empower Services Holdings US, LLC is a wholly-owned subsidiary of Empower of America, which is a wholly-owned subsidiary of Empower Holdings, LLC, a Delaware holding company. Empower Holdings, LLC is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the U.S. and Europe, and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, ECM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. ECM also assists in supervising Empower Funds’ operations and provides all necessary office facilities and personnel for servicing the Funds’ investments.
In addition, ECM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Empower Funds. These services include providing facilities for maintaining Empower Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with
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Empower Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Empower Funds’ records and the registration of Empower Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Empower Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the directors. With respect to Investor Class shares of the Core Strategies Funds, ECM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Funds shall pay all shareholder services fees pursuant to the Shareholder Services Agreement between Empower Funds and Empower (“Shareholder Services Fees”), and any extraordinary expenses, including litigation costs. Each class will pay any Shareholder Services Fees incurred by such class and its allocable share of any extraordinary expenses.
Subject to the supervision of the Board, ECM may select and contract at its own expense with Sub-Advisers to invest and reinvest the securities and cash and other assets held by a Fund, which include making decisions to purchase, retain or dispose of the holdings of each Fund other than any Fund that is part of a master-feeder arrangement. ECM continues to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. For any Fund advised by one or more sub-advisers, ECM manages the Fund in a “manager-of-managers” style, which contemplates that ECM is responsible for reviewing and recommending prospective sub-advisers for each Fund; monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates; providing investment management evaluation services, including quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-advisers; communicating performance expectations and evaluations to each sub-adviser; determining whether each sub-advisory agreement should be renewed, modified or terminated; and providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.
The Investment Advisory Agreement became effective on April 30, 2026. The Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board, including the vote of a majority of the Independent Directors or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by ECM, each on 60 days’ notice to the other party.
Payment of Expenses
Under the Investment Advisory Agreement, each Fund will pay all expenses incurred in its operation and all of its general administrative expenses, including but not limited to redemption expenses, expenses of portfolio transactions, pricing costs, interest, charges of the custodian and transfer agent, if any, cost of auditing and tax services, Independent Directors’ fees and expenses, fund and Independent Director legal expenses, industry association membership expenses, state franchise and other taxes, expenses of registering the shares under federal and state securities laws, SEC fees, insurance premiums, costs of maintenance of corporate existence, costs of printing and mailing regulatory documents to current shareholders, stock certificates, costs of corporate meetings, Shareholder Services Fees, and any extraordinary expenses, including litigation costs.
ECM is responsible for all of its expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement. Such expenses include, but are not limited to, costs incurred in providing investment advisory services, fund operations and accounting services; compensating and furnishing office space for officers and employees of ECM connected with investment and economic research, trading, and investment management of Empower Funds; and paying all fees of all directors of Empower Funds who are affiliated persons of ECM or any of its subsidiaries.
Management Fees
Each Fund pays a management fee to ECM for managing its investments and business affairs. ECM is paid monthly at an annual rate of each Fund’s average net assets as set forth below:
Fund	Management Fee
Empower Core Strategies: Flexible Bond Fund	0.38% of the average daily net assets on assets up to $2 billion and 0.35% of the average daily net assets on assets over $2 billion
Empower Core Strategies: Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
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Fund	Management Fee
Empower Core Strategies: International Equity Fund	0.53% of the average daily net assets on assets up to $1 billion, 0.48% of the average daily net assets on assets over $1 billion, and 0.43% of the average daily net assets on assets over $2 billion
Empower Core Strategies: U.S. Equity Fund	0.47% of the average daily net assets on assets up to $1 billion, 0.42% of the average daily net assets on assets over $1 billion, and 0.37% of the average daily net assets on assets over $2 billion
Empower SecureFoundation Balanced ETF Fund	0.16% of the average daily net assets
For the past three fiscal years ended December 31, 2023, 2024 and 2025, ECM was paid a fee for its services to the Funds as follows:
Fund	2025	2024	2023
Empower Core Strategies: Flexible Bond Fund	$5,030,331	$5,456,659	$6,770,370
Empower Core Strategies: Inflation-Protected Securities Fund	$1,655,352	$1,224,361	$372,236
Empower Core Strategies: International Equity Fund	$5,474,421	$4,303,837	$1,731,953
Empower Core Strategies: U.S. Equity Fund	$3,146,013	$3,275,913	$3,186,959
Empower SecureFoundation Balanced ETF Fund	$29,766	$32,262	$32,611
Expense Reimbursement for Core Strategies Funds
Pursuant to an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) dated April 30, 2026, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses exceed an annual rate as set forth below of the average daily net assets attributable to each Class, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2027 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the Expense Limitation Agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Fund	Expense Limit
Empower Core Strategies: Flexible Bond Fund	0.45% of the average daily net assets
Empower Core Strategies: Inflation-Protected Securities Fund	0.35% of the average daily net assets
Empower Core Strategies: International Equity Fund	0.65% of the average daily net assets
Empower Core Strategies: U.S. Equity Fund	0.55% of the average daily net assets
For the past three fiscal years ended December 31, 2023, 2024 and 2025, the amounts of such expense reimbursements pursuant to the Expense Limitation Agreement were:
Fund	2025	2024	2023
Empower Core Strategies: Flexible Bond Fund	$23,767	$34,647	$33,701
Empower Core Strategies: Inflation-Protected Securities Fund	$314,734	$286,978	$201,221
Empower Core Strategies: International Equity Fund	$24,017	$33,876	$362,755
Empower Core Strategies: U.S. Equity Fund	$104,152	$25,873	$6,980
Expense Reimbursement for SecureFoundation Balanced ETF Fund
Effective September 30, 2011, ECM contractually agreed to reduce its advisory fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to ECM, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by such Fund’s Independent Directors incurred by a class of the Fund exceed an annual rate of 0.07% of the Fund’s average daily net assets for the Class A shares (“Expense Limit”). The agreement, as amended, has a term with respect to the Fund ending on April 30, 2027 and automatically renews for one-year terms
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unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. You will indirectly bear a proportionate share of the fees and expenses of such Underlying Funds to the extent applicable.
The amounts of such expense reimbursements for the Fund’s fiscal years ended December 31, 2023, 2024 and 2025 were:
Fund	2025	2024	2023
Empower SecureFoundation Balanced ETF Fund	$250,763	$229,716	$185,873
Sub-Advisers & Sub-Advisory Agreements
ECM and Empower Funds have engaged the services of one or more Sub-Advisers to provide sub-advisory services to certain Funds and, pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”), has delegated certain investment management responsibilities to each Sub-Adviser. ECM monitors and evaluates the performance of each Sub-Adviser.
Each Sub-Adviser provides, subject to the supervision of the Board and ECM, a continuous investment program for each Fund and determines the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of a Fund. ECM, in turn, pays sub-advisory fees to each Sub-Adviser for its services.
As approved, the Sub-Advisory Agreements will remain in effect until April 30, 2027 and from year to year if approved annually by the Board, including a vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Additional information regarding each Sub-Adviser and its respective Sub-Advisory Agreement is provided in the “Portfolio Managers” section below.
Sub-Advisory Fees
For the fiscal years ended December 31, 2023, 2024 and 2025, the Sub-Advisers were paid fees for their services to the Funds as follows:
Fund	2025	2024	2023
Empower Core Strategies: Flexible Bond Fund	$2,130,933	$2,807,434	$2,681,994
Empower Core Strategies: Inflation-Protected Securities Fund	$478,104	$365,753	$118,546
Empower Core Strategies: International Equity Fund	$1,902,455	$1,653,036	$659,581
Empower Core Strategies: U.S. Equity Fund	$1,297,935	$1,364,790	$1,319,488
Partner Payments to Empower
Empower may receive payments from registered investment advisers and their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and individual retirement account (“IRA”) market; (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market; (3) a waiver of the connectivity fee; (4) enhanced marketing opportunities; (5) additional reporting capabilities; (6) collaboration in thought leadership opportunities; (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services; and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower.
PORTFOLIO MANAGERS
The following section provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation and any ownership of securities in the Fund(s) managed. Each portfolio manager is referred to in this section as a “portfolio manager.”

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EMPOWER CAPITAL MANAGEMENT, LLC
A portion of the Empower Core Strategies: Flexible Bond Fund is managed by an internal investment management team headed by Jack Brown, CFA. Mr. Brown, Darrin Clough, CFA and Jason Harubin, CFA have managed a portion of the Fund since 2025. Mr. Brown previously managed a portion of the Fund from its inception until February 2024 and Mr. Clough previously managed a portion of the Fund from May 2020 until February 2024.
The SecureFoundation Balanced ETF Fund is managed by the ECM Asset Allocation Committee (“AAC”), comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA. The AAC reviews the asset class allocations, Underlying Fund allocations, and the Underlying Funds on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Core Strategies: Flexible Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jack Brown, CFA	1	$631	11	$7,784	45	$10,646	0	$0	0	$0	0	$0
Darrin Clough, CFA	1	$631	11	$7,784	45	$10,646	0	$0	0	$0	0	$0
Jason Harubin, CFA	1	$631	11	$7,784	45	$10,646	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the SecureFoundation Balanced ETF Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	16	$18,197	36	$7,506	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	16	$18,197	24	$9,512	45	$10,646	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
ECM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the investments of the other accounts included above. In addition to the Funds, ECM manages the assets of collective investment trusts sponsored by ETC, a trust company domiciled and governed by the laws of the State of Colorado, stable value funds and separate accounts of Empower of America and Empower of NY, and pension plans sponsored by affiliates of ECM. In addition, ETC serves as the trustee for various qualified employee benefit plans and retirement plans, which may invest in Empower Funds. ECM and ETC are indirectly owned subsidiaries of Empower of America and Empower of NY is a wholly-owned subsidiary of Empower of America. ECM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, and brokerage and trade allocation, which ECM believes address potential conflicts associated with managing multiple accounts for multiple clients or other entities affiliated with ECM.
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Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between ECM and Empower. Compensation consists of a base salary and a performance bonus. The portfolio managers may also be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Funds as well as to other ECM clients and to Empower. Investment results, tenure, level of responsibilities and client service and satisfaction are also taken into consideration.
Ownership of Securities
The portfolio managers did not own any shares of the Fund they manage as of December 31, 2025.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the Sub-Adviser to the Empower Core Strategies: Inflation-Protected Securities Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, has been registered as an investment adviser pursuant to the Advisers Act since 1990. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. (“Goldman Sachs”), which is a publicly-held financial holding company and a global investment banking, securities and investment management firm.
ECM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.12% of the average daily net assets on the first $100 million of assets, 0.09% on the next $400 million of assets, and 0.08% thereafter.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jon Calluzzo	10	$11,895	13	$14,153	2,117	$139,366	0	$0	2	$678	1	$367
Peter Stone	99	$528,245	517	$433,846	54,466	$825,893	0	$0	29	$7,311	23	$11,242
Material Conflicts of Interest Policy
The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities (including portfolio companies) for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have
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multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As Sub-Adviser of the Fund, GSAM receives sub-advisory fees from ECM. In addition, GSAM’s affiliates may earn fees from relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on the Fund’s performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund execute transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance; his or her contribution to the overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year, which in part is derived from advisory fees and, for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded in part for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the Fund is the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective(s) of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation - In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place, including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
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Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Empower Core Strategies: U.S. Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and JPMorgan dated May 17, 2018. JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, has been registered as an investment adviser pursuant to the Advisers Act since 1984. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.
ECM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net assets on the first $500 million of assets and 0.30% on assets over $500 million on the portion of the Fund JPMorgan manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	12	$138,280	7	$33,663	317	$16,475	0	$0	0	$0	0	$0
Larry Lee	15	$149,759	7	$35,014	29	$17,965	0	$0	0	$0	1	$137
Holly Morris	8	$126,222	6	$33,231	19	$13,881	0	$0	0	$0	0	$0
Joseph Wilson	10	$129,440	7	$42,412	263	$14,931	0	$0	0	$0	0	$0
Robert Maloney	8	$126,222	6	$33,231	19	$13,881	0	$0	0	$0	0	$0
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Material Conflicts of Interest Policy
J.P. Morgan and/or its affiliates (the “Affiliates” or “JPMorgan Chase”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients (including third-party registered investment companies) and individual investors. The following describes potential and actual conflicts of interest that JPMorgan Chase can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise.
Acting for Multiple Clients. The potential for conflicts of interest exists when portfolio managers manage a fund and other accounts with similar investment objectives and strategies as the fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its Affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
In general, JPMorgan faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or Other Accounts engage in short sales of the same securities held by a fund, JPMorgan could be seen as harming the performance of a fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with
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respect to a particular issuer in which a fund has also invested and these activities could have an adverse effect on the fund. For example, if a fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which a fund invests may use the proceeds of the fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan Chase or an Other Account. If the issuer performs poorly following such refinancing or reorganization, a fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization or similar proceeding, a fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan Chase or Other Accounts.
Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a fund. For example, this may occur when investment decisions for a fund are based on research or other information that is also used to support portfolio decisions by JPMorgan for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints or other factors could result in the fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a fund may also be appropriate for Other Accounts and there is no assurance the fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMorgan’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a fund or invests in substantially similar assets as a fund, creates an incentive for JPMorgan to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
JPMorgan and its Affiliates, and any of their directors, partners, officers, agents or employees, also buy, sell or trade securities for their own accounts or the proprietary accounts of JPMorgan Chase and/or an Affiliate. JPMorgan Chase and/or an Affiliate, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan Chase is not required to purchase or sell for any client account securities that it, an Affiliate or any of its employees may purchase or sell for their own accounts or the proprietary accounts of JPMorgan Chase or an Affiliate or its clients. JPMorgan, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
Preferential Treatment. JPMorgan receives more compensation with respect to certain Other Accounts than it receives with respect to a fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMorgan and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time and attention to the management of the funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and the allocation of investment opportunities raise a potential conflict of interest because JPMorgan Chase has an incentive to allocate trades or investment opportunities to certain accounts or funds. For example, JPMorgan Chase has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan Chase’s overall allocation of securities in that offering. When JPMorgan Chase serves as sub-adviser (or investment adviser) to an underlying fund, as well as certain funds-of-funds, it faces certain potential conflicts of interest when allocating the assets of the sub-advised funds-of-fund among its underlying funds. For example, JPMorgan Chase has an incentive to allocate assets of the fund-of-funds to seed a new fund or to allocate to an underlying fund that is small, pays higher fees to JPMorgan Chase or to which JPMorgan Chase has provided seed capital.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan Chase maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan Chase by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a fund that could be triggered based on the number of options written by JPMorgan on behalf of
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other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
The goal of JPMorgan and its Affiliates is to meet its fiduciary obligation with respect to all clients. JPMorgan and its Affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its Affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan Chase’s codes of ethics and code of conduct. With respect to the allocation of investment opportunities, JPMorgan and its Affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan Chase attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However JPMorgan and its Affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMorgan portfolio managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on total compensation - base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”), and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for portfolio managers are evaluated annually based on several factors that drive investment outcomes and value, aligned with client objectives, including, but not limited to:
• Investment performance, generally weighted more to the long-term, with specific consideration for portfolio managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the portfolio managers success in tracking such index;
•The scale and complexity of their investment responsibilities;
•Individual contribution relative to the client’s risk and return objectives;
•Business results, as informed by investment performance; risk, controls and conduct objectives;
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client/customer/stakeholder objectives, teamwork and leadership objectives; and
•Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material environmental, social and corporate governance factors that are intended to be assessed in investment decision-making.
In addition to the above performance dimensions, the firm-wide pay-for-performance framework is integrated into the final assessment of incentive compensation for an individual portfolio manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP.” In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the portfolio manager’s pay with that of the client’s experience/return.
For portfolio managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the portfolio manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the portfolio manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named portfolio managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
•Reducing or altogether eliminating annual incentive compensation;
•Canceling unvested awards (in full or in part);
•Clawback/recovery of previously paid compensation (cash and / or equity);
•Demotion, negative performance rating or other appropriate employment actions; and
•Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
•Empower Core Strategies: U.S. Equity Fund - Russell 1000® Growth Index
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
KEYRIDGE ASSET MANAGEMENT LIMITED
Keyridge Asset Management Limited (“Keyridge”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity and Empower Core Strategies: U.S. Equity Funds pursuant to an Amended and Restated Sub-Advisory Agreement among the Funds, ECM and Keyridge dated May 17, 2018. Keyridge, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, has been registered as an investment adviser pursuant to the Advisers Act since 2015.

Keyridge is an affiliate of ECM, Empower of America and Empower. Keyridge is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, Keyridge is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family
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Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
ECM is responsible for compensating Keyridge, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
Fund	Fee
Empower Core Strategies: International Equity Fund	0.02% of the average daily net assets on the portion of the Fund managed by Keyridge, subject to an annual $20,000 minimum
Empower Core Strategies: U.S. Equity Fund	0.0075% of the average daily net assets on the portion of the Fund managed by Keyridge, subject to an annual $20,000 minimum
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds’ fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Nicola Dowdall	5	$15,844	43	$13,405	139	$52,968	0	$0	0	$0	0	$0
Michael Lynch, CFA	5	$15,844	43	$13,405	139	$52,968	0	$0	0	$0	0	$0
Peter Leonard, CFA	5	$15,844	43	$13,405	139	$52,968	0	$0	0	$0	0	$0
* The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.
Material Conflicts of Interest Policy
The management of multiple funds, including the Funds and other accounts, may give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons and fees and the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Moreover, Keyridge has a number of obligations arising from its various regulatory requirements in relation to identifying, managing and disclosing potential and existing conflicts of interests to its clients. Keyridge maintains a comprehensive conflicts of interest policy and takes reasonable steps to identify conflicts of interest that arise in the course of providing services, between the firm and third parties, between the firm and its clients and/or between one client and another, according to its policy. Keyridge’s policy and practice is to not engage in any principal transactions. Keyridge also does not manage funds or other accounts with performance based fees.
Compensation
Keyridge recognizes that its employees are one of its most valued assets and retaining talent and motivating employees is a key factor in its ability to deliver to its clients now and into the future. Keyridge believes that the Funds’ long term objectives may be best achieved through the delivery of tight tracking errors. Accordingly, portfolio managers are eligible for personal performance-related pay which incorporates elements of fund performance over varying time horizons and tight tracking error targets.
Portfolio managers are eligible for a competitive salary structure with general compensation arrangements made up of a base salary and a variable bonus. Bonus payments will vary depending on fund performance, team performance and personal performance for their specific area. The weightings associated with each element vary depending upon the particular investment area in which a portfolio manager focuses and whether a portfolio manager has people management responsibilities. Portfolio managers may also be eligible for other benefits, including car allowances, annual entry to the Great West Life staff share scheme, options, health insurance contribution and pension arrangements. Keyridge also has long term incentive plans for key staff as well as further education development incentives for all staff.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2025.
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LAZARD ASSET MANAGEMENT LLC
Lazard Asset Management LLC (“Lazard”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Lazard dated April 30, 2025. Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, has been registered as an investment adviser pursuant to the Advisers Act since 2002. Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange.
ECM is responsible for compensating Lazard, which receives monthly compensation for its services at the annual rate of 0.34% of the average daily net assets on the first $150 million of assets, 0.33% on the next $150 million of assets, 0.32% on the next $150 million of assets, 0.31% on the next $150 million of assets, and 0.30% thereafter on the portion of the Fund Lazard manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Louis Florentin-Lee	11	$9,559	18	$4,625	97	$20,204	0	$0	0	$0	2	$76
Barnaby Wilson, CFA	9	$2,344	17	$4,448	44	$11,246	0	$0	0	$0	2	$76
Robert Failla, CFA	4	$2,091	4	$881	13	$2,484	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:
1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the 1940 Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
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3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.
4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not invest in the Fund.
5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.
6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
Compensation
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (1) leadership, teamwork and commitment, (2) maintenance of current knowledge and opinions on companies owned in the portfolio; (3) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (4) ability and willingness to develop and share ideas on a team basis; and (5) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
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LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a Sub-Adviser to the Empower Core Strategies: Flexible Bond and Empower Core Strategies: U.S. Equity Funds pursuant to a Sub-Advisory Agreement among the Funds, ECM and Loomis Sayles dated May 17, 2018, as amended. Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, has been registered as an investment adviser pursuant to the Advisers Act since 1977. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
ECM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
•0.30% of the average daily net assets on the portion of the Empower Core Strategies: Flexible Bond Fund that Loomis Sayles manages; and
•0.50% of the average daily net assets on the first $10 million of assets, 0.45% on the next $15 million of assets, 0.40% on the next $75 million of assets, and 0.30% over $100 million of assets on the portion of the Empower Core Strategies: U.S. Equity Fund that Loomis Sayles manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Core Strategies: Flexible Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Matthew Eagan, CFA	20	$39,000	35	$13,606	100	$31,811	0	$0	0	$0	3	$347
Brian Kennedy	16	$37,905	17	$12,707	104	$31,797	0	$0	0	$0	3	$347
The following table provides information regarding registered investment companies other than the Empower Core Strategies: U.S. Equity Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz, CFA	3	$729	3	$636	39	$1,303	0	$0	0	$0	0	$0
Jeffrey Schwartz, CFA	3	$729	3	$636	54	$1,279	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a portfolio manager’s other accounts, the portfolio
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manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ brokerage allocation policies and procedures and Loomis Sayles’ trade allocation and aggregation policies and procedures.
Compensation
Fixed Income Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Equity Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm and personal conduct. Investment performance is the primary component of annual bonus and generally represents at least 70% of the total for equity managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s CIO and senior management. The CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
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Equity and Fixed Income Managers. The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long-term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long-term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a long-term incentive plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third long-term incentive plans are constructed to create mid-term alignment for key positions, including a two-year deferral feature. The second plan is role-based and the third is team-based, which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Ownership of Securities
The portfolio managers did not own any shares of the Fund they manage as of December 31, 2025.
LSV ASSET MANAGEMENT
LSV Asset Management (“LSV”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and LSV dated April 27, 2018, as amended. LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, has been registered as an investment adviser pursuant to the Advisers Act since 1994. LSV is a partnership between its management team and current and retired employee partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.
ECM is responsible for compensating LSV, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net assets on the first $1 billion of assets and 0.375% on assets over $1 billion on the portion of the Fund LSV manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts*	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Josef Lakonishok	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Menno Vermeulen, CFA	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Puneet Mansharamani, CFA	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Greg Sleight	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
Guy Lakonishok, CFA	29	$15	56	$25	220	$64	0	$0	4	$2	34	$16
* These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
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Material Conflicts of Interest Policy
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the forensic testing committee, consisting of the Chief Legal Officer/Chief Compliance Officer/Chief Risk Officer, Chief Operating Officer, Compliance Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.
Compensation
LSV compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. They also participate in an extensive benefits program, which includes a defined contribution retirement plan.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investment Management, LLC (“Putnam”) serves as a Sub-Adviser to the Empower Core Strategies: U.S. Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Putnam dated January 1, 2024. Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110, has been registered as an investment adviser pursuant to the Advisers Act since 1971. Putnam is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
ECM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net assets on the first $250 million of assets, 0.35% on the next $250 million of assets, and 0.25% over $500 million of assets on the portion of the Fund Putnam manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2025.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	14	$58,414	13	$17,807	10	$1,725	1	$1,073	0	$0	4	$2,723
Lauren DeMore, CFA	14	$58,414	13	$17,807	10	$1,725	1	$1,073	0	$0	4	$2,723
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Material Conflicts of Interest Policy
Like other investment professionals with multiple clients, the Fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front running).
•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•Front running is strictly prohibited.
•The Fund’s portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Fund’s portfolio managers, may also invest in certain pilot accounts. Putnam and, to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation– neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in IPOs).
A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold– for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts
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(including the Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause the Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.
Compensation
Putnam seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(1) Base salary. Each portfolio manager is paid a base salary.
(2) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and restricted shares of Franklin Resources, Inc. stock and mutual fund shares. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Putnam. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Putnam and/or other officers of Putnam, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•Non-investment performance. The more qualitative contributions of the portfolio manager to Putnam’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Putnam’s appraisal.
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(3) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of Putnam.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2025.
Principal Underwriter
EFSI serves as principal underwriter and distributor of Empower Funds’ shares. EFSI is an affiliate of ECM and is a broker-dealer registered under the 1934 Act and a member of FINRA. EFSI is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Service Agreements
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders; (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a Shareholder Services Fee equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class shares of the Funds. To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity. For the fiscal years ended December 31, 2023, 2024 and 2025, Empower was paid the following for its services to the Funds:
Fund	2025	2024	2023
Empower Core Strategies: Flexible Bond Fund	$4,594,433	$4,985,800	$6,194,433
Empower Core Strategies: Inflation-Protected Securities Fund	$1,732,537	$1,288,442	$386,231
Empower Core Strategies: International Equity Fund	$3,574,206	$2,812,950	$1,114,742
Empower Core Strategies: U.S. Equity Fund	$2,279,746	$2,382,688	$2,315,188
Other Service Providers
Custodian
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, is custodian of the assets for all Funds.
The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the sub-custodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
Transfer and Dividend Paying Agent
SS&C Global Investor & Distribution Solutions, Inc., 1055 Broadway Blvd., Kansas City, MO 64105, serves as Empower Funds’ transfer agent and dividend paying agent.
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Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Empower Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Empower Funds and provides other audit and related services.
Securities Lending Activities
The following tables provide the dollar amounts of income and fees or compensation related to securities lending activities for each Fund during the most recent fiscal year ended December 31, 2025:
Empower Core Strategies: Flexible Bond Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$448,614
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,639
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$379,756
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$389,395
Net income from securities lending activities:	$59,219

Empower Core Strategies: Inflation-Protected Securities Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$29,916
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$349
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$27,419
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$27,768
Net income from securities lending activities:	$3,808

Empower Core Strategies: International Equity Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$25,152
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$180
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$23,864
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$24,044
Net income from securities lending activities:	$1,108

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Empower Core Strategies: U.S. Equity Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$194,287
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$2,213
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$178,461
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$180,674
Net income from securities lending activities:	$13,613

Empower SecureFoundation Balanced ETF Fund	December 31, 2025
Gross income from securities lending activities (including income from cash collateral reinvestment):	$42,326
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$661
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$37,597
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$38,258
Net income from securities lending activities:	$4,068
The Bank of New York Mellon is the securities lending agent of the Funds, and provides services to the Funds including the following: coordinating the selection of securities to be loaned to approved borrowers, negotiating the loan terms, monitoring the value of the securities loaned and corresponding collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring dividends, managing recalls of loaned securities and termination of loans, and recordkeeping.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions and Selection
Subject to the direction of the Board, ECM or a Sub-Adviser for those Funds that are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Empower Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither ECM nor any Sub-Adviser has an obligation to deal with any particular broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of ECM or a Sub-Adviser, as applicable, to seek best execution, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While ECM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of ECM or the Sub-Advisers, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.
Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in OTC equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such OTC transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading OTC securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the
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commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) that is paid by the issuer to the underwriter or dealer.
In selecting brokers and dealers through which to effect portfolio transactions for Empower Funds, ECM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers and cause a Fund to pay commissions to such brokers or dealers furnishing such services that are in excess of commissions that another broker or dealer may have charged for the same transaction. The arrangements under which ECM and the Sub-Advisers may do so include client commission arrangements. Under client commission arrangements, brokers to which a Fund has paid a commission may pay a portion of the commission to third-party providers of research services. Such investment research information or services provided ordinarily consists of assessments and analyses of the business or prospects of a company, industry or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics and may also include subscriptions to financial periodicals and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions, as well as other investment research information or services within the eligibility requirements of Section 28(e) of the 1934 Act. Some investment research information or services may be used by ECM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where ECM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by ECM or a Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.
ECM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in, making investment decisions for a Fund, the transactions of which are directed to the broker or dealer providing the investment research information or services.
If it is in the best interests of one or more Funds and other ECM client accounts, ECM may, to the extent permitted by applicable law, but is not required to, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, ECM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, ECM may consider the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser’s policies and procedures.
For the fiscal years ended December 31, 2023, 2024 and 2025, the below Funds paid commissions as follows:
Fund Name	2025	2024	2023
Core Strategies: Flexible Bond Fund	$3,962	$3,638	$1,683
Empower Core Strategies: International Equity Fund	$300,539	$199,966	$157,706
Empower Core Strategies: U.S. Equity Fund	$124,833	$135,110	$301,036
Empower SecureFoundation® Balanced ETF Fund	$670	$926	$1,106
Regular Broker-Dealers
The Funds are required to identify any securities of their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) that the Funds may hold at the close of their most recent fiscal year. Regular brokers or dealers of the Funds are the ten brokers or dealers that, during the most recent fiscal year, (1) received the greatest dollar amounts of brokerage commissions from each Fund’s portfolio transactions, (2) engaged as principal in the largest dollar amounts of portfolio transactions of each Fund, or (3) sold the largest dollar amounts of each Fund’s shares.
During the fiscal year ended December 31, 2025, certain Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended December 31, 2025.
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Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Empower Core Strategies: Flexible Bond Fund
Morgan Stanley & Co LLC	$8,748
JP Morgan Securities LLC	$2,546
Wells Fargo Securities LLC	$1,999
Citadel Securities LLC	$980
Empower Core Strategies: Inflation-Protected Securities Fund
Bank of Montreal	$532
Citigroup Global Markets, Inc.	$513
Empower Core Strategies: International Equity Fund
BNP Paribas Securities Corp.	$5,290
Barclays Capital, Inc.	$3,862
Empower Core Strategies: U.S. Equity Fund
Citigroup Global Markets, Inc.	$7,464
JP Morgan Securities LLC	$7,157
Goldman Sachs & Co.	$5,094
Wells Fargo Securities LLC	$1,797
Morgan Stanley & Co LLC	$1,325
Other Payments to Financial Intermediaries
Empower of America and its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from a Fund). EAFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
The sale of Fund shares or shares of other mutual funds affiliated with Empower Funds, are not considered a factor in the selection of broker-dealers to execute Empower Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in each Fund’s prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees or commissions it charges.
CAPITAL STOCK AND OTHER SECURITIES
Capital Stock
Description of Shares
Shares of beneficial interest of each Fund are redeemable at their net asset value at the option of the shareholder or at the option of such Fund in certain circumstances. Empower Funds allocates money and other property it receives from the issue or sale of shares of each of its series and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Empower Funds’ books of account, and are charged with the expenses of such Fund and its respective classes. Empower Funds allocates any general expenses of Empower Funds not readily identifiable as belonging to a particular series of Empower Funds by or under the direction of the Board, primarily on the basis of a Fund’s relative net assets or other relevant factors.
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Multiple Class Structure
The Board has adopted a multiple class plan, as amended, pursuant to Rule 18f-3 under the 1940 Act. The Institutional Class and Investor Class shares of the Funds do not have sales charges or distribution fees. Certain Funds offer one or more classes of shares. The Institutional Class and Investor Class shares offered with the Core Strategies Funds do not have sales charges or distribution fees. The Class A shares offered with the SecureFoundation Balanced ETF Fund has a front-end sales load.
Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. There are no material obligations or potential liabilities associated with owning a Fund’s shares except the investment risks described in the Fund’s prospectus and summary prospectus, and in this SAI in the section “Description of the Funds’ Investments and Risks.” Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.
Voting Rights
The shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets. If not so terminated, Empower Funds and each Fund will continue indefinitely.
Shareholders of each Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). The voting rights of each class of shares can only be modified by a majority vote of that class.
Dividend rights, the right of redemption, and exchange privileges are described in each Fund’s prospectus. There are no sinking fund provisions.
Forum Selection
Unless Empower Funds consents in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of Empower Funds, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Empower Funds to Empower Funds or Empower Funds’ stockholders, (3) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or Empower Funds’ Articles of Incorporation or By-Laws, (4) any action to interpret, apply, enforce or determine the validity of Empower Funds’ Articles of Incorporation or By-Laws or (5) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of Empower Funds shall be (a) deemed to have notice of and consented to the provisions of this Article, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (1) the personal jurisdiction of the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado in connection with any action brought in any such courts to enforce the first paragraph hereof (an “Enforcement Action”) and (2) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
If any provision or provisions in Article XVI of Empower Funds’ By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article XVI of Empower Funds’ By-Laws (including, without limitation, each portion of any sentence of Article XVI of Empower Funds’ By-Laws
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containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
PURCHASE AND REDEMPTION OF SHARES
Detailed information on the purchase and redemption of shares is included in each Fund’s Prospectus.
TAXATION OF THE FUNDS
The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in its prospectus. No attempt is made to present a detailed explanation of the tax treatment of Empower Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor. This discussion assumes that each shareholder holds his, her or its shares in a Fund as a capital asset.
For purposes of this summary, a “U.S. shareholder” is a beneficial owner of shares of a Fund that is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person under the Code.
A “Non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.
If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding a Fund’s shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of his, her or its Fund shares.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is generally to be treated as a separate corporation. Accordingly, each Fund has sought and will continue to seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on its income and gains from investments that it timely distributes to its shareholders in the form of dividends, provided that it distributes at least 90% of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a Fund must derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as such term is defined under the Code) (the “Income Requirement”). Among other things, a Fund is also subject to certain investment diversification requirements under Subchapter M of the Code to qualify as a RIC. The requirements for qualification as a RIC may limit the extent to which a Fund may invest in some investments.
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If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to its shareholders as ordinary dividends to the extent of the current or accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate U.S. shareholders and qualified dividend income treatment in the case of non-corporate U.S. shareholders, provided in both cases, that such U.S. shareholder meets certain holding period and other requirements.
The Code provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not due to willful neglect and the RIC, among other things, pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not due to willful neglect and the RIC, among other things, pays a monetary penalty.
If a Fund were to fail to qualify as a RIC for one or more taxable years and it was ineligible to or otherwise did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund’s shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the Internal Revenue Service (the “IRS”) interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and Treasury regulations, if a Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund’s assets over the Fund’s basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.
If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s net asset value.
Excise Tax on RICs
In order to avoid liability for a nondeductible 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) and (3) any amounts retained from the previous calendar years that were not distributed during such calendar year and on which the Fund paid no federal income tax. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax, but can give no assurances that all or a portion of such liability will be avoided. However, investors should note that the Funds may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Taxation of Fund Investments
Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.
In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).
A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
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A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses or affect the character of gains and losses derived by the Fund. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.
A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
As a result of entering into swap agreements, a Fund may make or receive net periodic payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Net periodic payments received by a Fund will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification for treatment as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by a Fund. If this election is made, a U.S. shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of foreign taxes paid by the Fund in computing his, her or its taxable income and to deduct such foreign taxes or use such taxes as a foreign tax credit against his, her or its U.S. federal income tax liability, subject in each case to certain limitations contained in the Code. No deduction for foreign taxes may be claimed by a U.S. shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will ‘‘pass through’’ for that year. Shareholders that are not subject to federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through IRAs or other tax- advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. If a Fund is not eligible or does not elect to pass through to shareholders the foreign taxes paid by the Fund, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or income or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its U.S. shareholders as ordinary income.
If a Fund receives a so-called “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”) or gain from the disposition of such stock, the Fund itself may be subject to federal income tax on a portion of the excess distribution or gain from the disposition of such shares, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets (by value or tax basis in certain cases) produces passive income or is held for the production of passive income or 75% or more of its gross income for the taxable year is passive income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain
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from the sale of PFIC stock may be treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at a Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each election described above must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. In some circumstances, a Fund may not be able to make either of the elections. Amounts taken into account by virtue of either election would be subject to the 90% and excise tax distribution requirements described above. A Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Income Requirement. However, under the diversification requirements under Subchapter M of the Code, among other things, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of one or more qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the excise tax discussed above. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will first constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will thereafter generally constitute capital gain for federal income tax purposes.
A Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distributions could constitute a return of capital to U.S. shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
For taxable years beginning after December 31, 2017, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a U.S. shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through
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to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. A similar deduction is available for qualified publicly traded partnership income. However, RICs currently cannot pass the special character of this income through to shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors who invest in a Fund will not be entitled to this deduction with respect to the Fund’s qualified publicly traded partnership income.
A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs themselves may constitute TMPs. Under a notice issued by the IRS, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (3) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Shareholder Taxation
U.S. shareholders will be subject to federal income tax on distributions made by a Fund whether received in cash or additional shares of a Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to U.S. shareholders as ordinary income.
Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by a Fund to its non-corporate U.S. shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. In addition, if a Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 20%, without regard to how long a U.S. shareholder has held shares of a Fund, and may be subject to an additional 3.8% Medicare contribution tax as discussed below. Dividends paid by each Fund may also qualify in part for the 50% dividends-received deduction available to corporate U.S. shareholders, provided that such U.S. shareholder meets certain holding period and other requirements under the Code in respect of the Fund’s shares and the Fund also meets the same holding period and other requirements. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to a Fund’s corporate U.S. shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to a Fund’s corporate U.S. shareholders.
To be eligible for treatment as qualified dividend income, U.S. shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s U.S. shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the U.S. shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the U.S. shareholder elects to have the dividend income treated as investment income under Section 163(d)(3)(B) of the Code for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with an exception for stock that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.
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If a Fund receives dividends from an underlying fund that qualifies as a RIC and the underlying fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the underlying fund.
A Fund’s distributions are generally taxable to you for the year when received. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid during January of the following year, however, will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. All or a portion of any loss a U.S. shareholder realizes on a sale or exchange of shares will be disallowed under the “wash sale” rules if the shareholder acquires other shares of a Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the U.S. shareholder’s sale or exchange of the shares. In such case, the U.S. shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a U.S. shareholder.
If a Fund makes a distribution in excess of its current or accumulated earnings and profits, the excess distribution will first be treated as a return of capital to the extent of (and in reduction of) a U.S. shareholder’s tax basis in his, her or its shares, and thereafter any such amount in excess of that basis will be treated as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder’s basis in his, her or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the U.S. shareholder of such shares. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
When a U.S. shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, a Fund is required to withhold at a flat rate of 24% of all distributions (including dividends and capital gain distributions), sales proceeds, redemption proceeds, and any other payments paid to such shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the U.S. shareholder’s federal income tax liability and the U.S. shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
Non-U.S. shareholders may be subject to U.S. withholding tax on certain distributions from a Fund (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty. However, a Fund will generally not be required to withhold tax on any amounts paid to a Non-U.S. shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a Non-U.S. shareholder, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.
Special rules apply to Non-U.S. shareholders who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the sum of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Non-U.S. shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the Non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the Non-U.S. shareholder’s current and past ownership of a Fund.
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In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% Non-U.S. shareholder, and that Non-U.S. shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities (as such term is defined under the Code).
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Proposed Treasury Regulations generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are finalized and issued. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Fund-of-Funds Structure
The use of a fund-of-funds structure by the SecureFoundation Balanced ETF Fund could affect the amount, timing, and character of distributions from such Fund, and, therefore, may increase the amount of taxes payable by its shareholders. Because the SecureFoundation Balanced ETF Fund will invest a large portion of its assets in shares of Underlying Funds, its distributable income and gains will normally consist largely of distributions from the Underlying Funds in which it invests and gains and losses on disposition of shares of the Underlying Funds.
Generally, the character of the income or capital gains that the SecureFoundation Balanced ETF Fund receives from an Underlying Fund will pass through to the SecureFoundation Balanced ETF Fund’s shareholders as long as the SecureFoundation Balanced ETF Fund and Underlying Fund each qualify as RICs. However, to the extent that an Underlying Fund that qualifies as a RIC realizes net losses on its investments for a given taxable year, the SecureFoundation Balanced ETF Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other Underlying Funds in which it invests) until it disposes of shares of such Underlying Fund. Moreover, even when the SecureFoundation Balanced ETF Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
In addition, in certain circumstances, the wash sale rules may apply to the SecureFoundation Balanced ETF Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the SecureFoundation Balanced ETF Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the SecureFoundation Balanced ETF Fund will be required to distribute to shareholders will be greater than such amounts would have been had the SecureFoundation Balanced ETF Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from the SecureFoundation Balanced ETF Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the SecureFoundation Balanced ETF Fund invested directly in the securities held by the Underlying Funds.
If the SecureFoundation Balanced ETF Fund received dividends from an Underlying Fund that qualifies as a RIC, and the Underlying Fund reports such dividends as “qualified dividend income,” then the SecureFoundation Balanced ETF Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the SecureFoundation Balanced ETF Fund meets certain holding period and other requirements with respect to shares of the Underlying Fund. U.S. shareholders must also meet certain holding period and other requirements with respect to their shares of SecureFoundation Balanced ETF Fund to be able to treat such amounts as “qualified dividend income.”
Depending on the SecureFoundation Balanced ETF Fund’s percentage ownership in an Underlying Fund, both before and after a redemption, a redemption of shares of an Underlying Fund by the SecureFoundation Balanced ETF Fund may cause the SecureFoundation Balanced ETF Fund to be treated as receiving a distribution taxable as a dividend under the Code instead of
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receiving capital gain income on the shares of the Underlying Fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the federal income tax rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the SecureFoundation Balanced ETF Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.
The SecureFoundation Balanced ETF Fund may elect to pass through to shareholders foreign taxes paid by an Underlying Fund and exempt-interest dividends from an Underlying Fund, provided that at least 50% of the value of the SecureFoundation Balanced ETF Fund’s total assets are invested in other RICs at the end of each quarter of the taxable year.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code, U.S. Treasury regulations issued thereunder, court decisions, administrative authority, and other applicable authority as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
UNDERWRITERS
The principal underwriting agreement between Empower Funds and EFSI calls for EFSI to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Empower Funds, which are continuously offered at net asset value (plus any applicable sales load for Class A shares of the SecureFoundation Balanced ETF Fund). The principal underwriter did not retain any underwriting commissions during the fiscal years ended December 31, 2023, 2024 and 2025.
Compensation received by the principal underwriter during the Funds’ fiscal year ended December 31, 2025:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
FINANCIAL STATEMENTS
Empower Funds’ audited financial statements and financial highlights as of December 31, 2025, together with the notes thereto and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are incorporated by reference to Empower Funds’ Forms N-CSR filed via EDGAR on February 26, 2026 (File No. 811-03364). The hyperlinks to the Empower Funds’ N-CSR filings are below:
Empower Funds’ Annual Reports
Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: International Equity Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: U.S. Equity Fund
Empower SecureFoundation Balanced ETF Fund
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APPENDIX A
Long Term Obligation Ratings by Moody’s
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by S&P
AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
A copy of Empower Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.
Empower Funds, Inc.
Investment Company Compliance Policies and Procedures
Proxy Voting Procedures
Policy
It is the policy of Empower Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Empower Capital Management, LLC (“ECM”) as part of ECM’s general management of the Fund. If ECM employs a sub-adviser for all or part of a Fund, the sub-advisory agreement will normally note that ECM assigns proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:
1.
On an annual basis the policies and procedures and voting guidelines for ECM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares will be reviewed by Investment Advisory Compliance.
2.
The Fund at any time reserves the right to revoke in whole or in part the delegation to ECM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.
3.
The sub-adviser will provide the Fund a report of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year. The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX.
4.
The Fund shall include in all future registration statements:
a) A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and
b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address, or both, and on the SEC website.
5.
The Fund shall include in its Annual and Semi-Annual Reports to shareholders:
a) A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address, and on the SEC website.
b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address, or both, and on the SEC website.
6. The Fund shall review the proxy voting policies and procedures of ECM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 under the Advisers Act, as applicable.
Responsibilities
The Legal Department, with assistance from the Investment Administration Department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of Form N-PX required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.
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Empower Capital Management, LLC
Investment Adviser Compliance Policies and Procedures
Proxy Voting
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC-registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 under the Advisers Act to:
•adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients and describe how an adviser addresses material conflicts that may arise between the adviser's interests and those of its clients;
•disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;
•describe to clients a summary of the adviser’s proxy voting policies and procedures and, upon request, furnish a copy; and
•maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Policy
ECM’s clients include registered investment companies, collective investment funds, or accounts that serve as investment options for insurance company separate accounts. Included among ECM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying mutual funds advised by ECM or its affiliates, unaffiliated registered investment companies (i.e., ‘fund of funds’ structure), and, in certain cases, fixed interest contracts issued by Empower of America.
For most clients, ECM does not receive proxies to vote since it typically invests only in fixed income securities, such as bonds, treasury notes etc. ECM, as a matter of policy and as a fiduciary to clients, must vote proxies for portfolio securities consistent with the best economic interests of the clients.
ECM delegates proxy voting responsibility to the Fund sub-advisers as memorialized in the sub-advisory agreements. ECM must confirm that each sub-adviser maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Each sub-adviser’s policy and practice must include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Procedures
If the Investment team at ECM receives a proxy, it will contact Legal and Investment Advisory Compliance to review the voting matters. Legal and Investment Advisory Compliance will meet with Investments to review any material conflicts between ECM and the client with regard to the proxy. Investments may seek input from the client if needed. The team will confirm that a vote will be cast in the best interests of the client.
Voting Proxies of Underlying Funds of a Fund of Funds
With respect to voting proxies related to the shares of an underlying fund (a fund that is part of a Fund of Funds), a conflict may arise for ECM. For example, if the proxy proposal involves an advisory fee increase, ECM would have a conflict of interest, where there is a conflict between ECM receiving a higher advisory fee versus the shareholder preferring a lower advisory fee. Such conflicts may be resolved by ECM echoing the votes of the other shareholders. For an echo vote, ECM will cast its votes in the same proportion as the votes cast by all other shareholders, whether For, Against, or Abstain.
The Funds of Funds and ECM may, in certain circumstances, vote in accordance with the recommendation of an Underlying Fund’s board. This may be deemed appropriate in circumstances where the Underlying Fund’s board also oversees the Fund of Funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the Fund of Funds and the Underlying Fund, in order to align the interests of all shareholders. In addition, the Funds of Funds and ECM may, in certain circumstances, vote in accordance with the recommendation of the Empower Funds Board. This may be
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deemed appropriate where the board is positioned to weigh the benefits at both levels– for the shareholders of the Fund of Funds and the Underlying Fund– in order to align the interests of all shareholders.
Voting Proxies with Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and ECM
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and ECM relating to the proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions (echo voting) timely received from such shareholders.
Special Considerations with Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds
ECM may not hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group1 or a Sub-Advisory Group2. Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares ECM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for ECM or the sub-advisor, as applicable.

1. An Advisory Group includes those groups under common control as defined under Section 2(a)(9) of the 1940 Act and for purposes of this policy means ECM, any person controlling, controlled by, or under common control with ECM, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act that is advised or sponsored by ECM or any person controlling, controlled by, or under common control with ECM.

2. A Sub-Advisory Group includes any sub-adviser to a Fund of Funds within the meaning of Section 2(a)(20)(B) of the 1940 Act, any person controlling, controlled by, or under common control with the sub-adviser, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by the sub-adviser or any person controlling, controlled by, or under common control with the sub-adviser.
Responsibility
The Legal department receives and compiles information from the Fund sub-advisers regarding voting information annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30. The Compliance department maintains these proxy voting procedures.
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GOLDMAN SACHS ASSET MANAGEMENT, L.P.
GOLDMAN SACHS ASSET MANAGEMENT POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
Goldman Sachs Asset Management has adopted the policies set out below regarding the voting of proxies (the “Policy”). A summary of the processes that we undertake in the execution of this function is attached as Part I.
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s long-term shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. When evaluating voting proposals, we balance the purpose of a proposal with the overall benefit to shareholders.
To implement these guiding principles for investments in publicly traded equities of operating and/or holding companies for which we have voting power on any record date, we maintain customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Teams (the “Guidelines”). The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and shareholder proposals. Recognizing the global complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we may consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The Guidelines are designed to guide us in making proxy voting decisions, and not necessarily in making investment decisions. Our Portfolio Management Teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
The Global Stewardship Team generally reviews this Policy annually to ensure it continues to be consistent with our guiding principles.
PART I: PROXY VOTING PROCESSES AND PROCEDURES
A: Proxy Voting Responsibilities
Global Stewardship Team
The Goldman Sachs Asset Management Global Stewardship Team helps drive the continued enhancement of our approach to stewardship in collaboration with our equity and fixed income investment teams. The work of the Global Stewardship Team is centered around three core activities:
•Engagement with company management of a subset of companies we are invested in on behalf of our clients.
•Proxy voting at companies that we have voting authority on behalf of our clients.
•Industry leadership to share insights and build best practices across the stewardship space.
The Global Stewardship Team is supported by the broader Goldman Sachs Asset Management platform, which includes coordination among investment teams, legal, compliance, and operations.
Public Equity Investments
Fundamental Equity Team
The Fundamental Equity Portfolio Management Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular proxy voting matters, the Fundamental Equity Portfolio Management Team may consider their views on the company, applicable regional rules, standards, and practices in addition to the Guidelines.
Quantitative Investment Strategies (“QIS”) and Quantitative Equity Strategies (“QES”) Portfolio Management Teams
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The QIS and QES Portfolio Management Teams generally follow the Guidelines, which align with the Portfolio Management Teams’ investment philosophy and approach to portfolio construction. The QIS and QES Portfolio Management Teams and the Global Stewardship Team retain the right, however, to review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities generally follow the Guidelines. Securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue.
External Investing Group (“XIG”) and Externally Managed Strategies
Where we place client assets with managers outside of Goldman Sachs Asset Management, for example within our XIG business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. XIG may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent XIG portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines as discussed below.
B: Implementation of the Guidelines
General Implementation
Goldman Sachs Asset Management retains responsibility for all proxy voting decisions. The principles reflected in the Guidelines are designed to guide us in voting proxies on an array of issues. Portfolio Management Teams are responsible for casting votes in alignment with the Guidelines, acknowledging that individual Portfolio Management Teams may have different interpretations of the appropriate vote under the Guidelines (as described in the “override” process outlined below). Where we place client assets with managers outside of Goldman Sachs Asset Management, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies, including that we may make elections through external manager voting choice programs where applicable.
Under the oversight of the Global Stewardship Team, initial voting outputs (“Outputs”) are developed for each proxy vote that reflect the application of the Guidelines to the particular proposal. Outputs are generally prepopulated into a third-party proxy voting platform (described under “Voting Execution” below). Final votes are then submitted by the Global Stewardship Team through the proxy voting platform. In some cases, in certain markets, votes may be automatically submitted in accordance with the Output, although we retain the ability to recall such automatically submitted votes if warranted. If Goldman Sachs Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed, in our discretion, as material when casting our vote. This may take the form of an override (as described below).
While we seek to vote at all eligible shareholder meetings, from time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote at certain shareholder meetings.
We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines.
Company Engagement
As part of the proxy voting process, companies may engage with shareholders to provide an opportunity for shareholders to share their views and to ask additional questions regarding the company’s corporate governance practices, in addition to any other relevant matters. When engaging with companies, we look to companies to demonstrate how the board considers addressing shareholder feedback received through voting or other channels. Where a management proposal receives a significant level of shareholder dissent, or where a majority of shares are voted in support of a shareholder proposal for which management recommended votes against, we may seek to understand how the board plans to respond to shareholder concerns.
Override Process
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We generally cast proxy votes consistently with the Guidelines. Given the case-by-case nature of the Guidelines, there may be a difference of opinion as to the appropriate voting decision under the Guidelines on certain proxy votes, in which case a vote may be different from the Output or the votes cast by other Portfolio Management Teams. In such situations, we will follow our “override” process, which seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of this discretion, Portfolio Management Teams may vote differently on proposals for the same company.
Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular proposal. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters.
Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and the override process. To mitigate perceived or potential conflicts of interest, when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
C. Voting Execution
Use of Third Parties
We have retained a third-party proxy voting platform service (the “Proxy Platform Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Goldman Sachs Asset Management is responsible for applying the Guidelines to each proxy issue and determining the appropriate voting decision. The Proxy Platform Service provides a platform that facilitates the casting of those votes in an efficient manner.
We conduct an annual due diligence meeting with the Proxy Platform Service to review the processes and procedures related to their voting platform, including any material changes in the services, operations, staffing or processes.
Securities Lending
Some of our managed portfolios participate in a securities lending program. Where applicable, the Fundamental Equity Portfolio Management Team will seek to recall shares that are out on loan for the purpose of voting at shareholder meetings. Recall requests are made on a best-efforts basis, and some requests may not be satisfied in time to vote the shares in question.
The QIS and QES Portfolio Management Teams generally will not recall shares that are out on loan for the purpose of voting at shareholder meetings.
PART II: PROXY VOTING GUIDELINES SUMMARY
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to global public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
Section 1: Director Elections
Board and Director Accountability
The board of directors serves on behalf of shareholders to ensure that management is effectively developing and implementing a strategy that will lead to long-term shareholder value. As such, we believe that shareholders have the right and responsibility to hold boards and directors accountable in fulfilling their duties and responsibilities. We view director elections as an important mechanism for shareholders to hold boards accountable.
Oversight Role of the Board
Oversight of strategy and risk are key functions of the board of directors. Companies should be managing risks and opportunities that are material to their business and have a link to long-term value creation. We expect boards to:
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•Have processes for reviewing the company’s risk appetite, existing risks, and emerging risks, including over different time horizons
•Actively engage with the management team on strategy development and oversee the development of a long-term strategic roadmap
•Disclose how the board provides oversight of the company’s strategy development, risk management, and risk identification system
•If the board fails to discharge their risk oversight responsibilities effectively, we may vote against the relevant committee members and/or other relevant directors. This includes in instances of:
•Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to failure to meet global corporate governance principles and/or significant local market standards
•Failure to disclose material information in a timely manner
•Egregious actions related to the director(s)’ service on other boards or other evidence of improper business practices that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company
Committee Accountability
We believe that board committees play an important role in establishing strong corporate governance and oversight. Subject to local market laws and practices, we generally expect that the board of directors will establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. In certain circumstances or regions, we may expect the board to establish additional committees. The responsibilities of the committees should be publicly disclosed. Subject to local market practices, we generally expect key committees, including audit and compensation/remuneration, to be primarily, if not fully, independent. In most cases, we expect independent chairs to lead each of the key committees.
We may vote against committee chairs and/or members if we believe a particular committee has fallen short of carrying out their stated responsibilities.
Our expectations for key committees are stated below.
Audit Committee
Audit Committees should be responsible for overseeing the reporting of the company’s financial statements, the establishment of robust internal audit processes, and the management of the independent auditor.
We may consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices. These could include, but are not limited to:
•Fraud
•Material misstatement of the company’s financial statements
•Material weakness in the company’s financial reporting
•Excessive non-audit fees paid to the independent auditor
In our evaluation, we may examine the severity, breadth, chronological sequence and duration of the issues, as well as the company’s efforts at remediation or corrective actions. Given the serious nature of these issues, we may evaluate whether solely Audit Committee members should receive against votes, or if other board should also be held accountable.
Compensation Committee
Compensation, or Remuneration, Committees should be responsible for establishing the company’s policies and practices related to executive and non-executive compensation. This includes evaluating the appropriate compensation mechanisms and/or frameworks to attract and retain a strong executive team, and to motivate that team to deliver long-term shareholder value.
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In evaluating whether directors serving on the Compensation Committee are effectively fulfilling their responsibilities, we may consider whether the company’s compensation plans and practices continue to include problematic pay practices that would cause us to vote against the plan for more than one year.
Nominating and Governance Committee
In general, Nominating and Governance Committees should be responsible for assessing current and prospective director qualities and competencies, conducting the board and director evaluation process, leading the board succession planning processes, and reviewing the board’s corporate governance practices.
In evaluating whether directors serving on the Nominating and Governance Committee are effectively fulfilling their responsibilities, we consider:
•Board composition requirements, including independence requirements, and the board’s alignment with applicable listing requirements, corporate governance codes, and local market practices
•Board refreshment processes, policies, and practices
•Current corporate governance practices and policies, and whether the company maintains or adopted certain governance provisions which may materially limit shareholder rights
Board Composition and Director Qualifications
To best represent the interests of shareholders, we believe boards should be comprised of directors who are independent, capable, committed, and engaged. The board should include qualified directors with relevant and complementary experience and skill sets. Companies should disclose director nominee information, including biographical information and how each director’s particular skills and experiences are relevant to the company and the board. Disclosure about nominees enables shareholders to make more informed voting decisions.
Evaluations of boards and directors will be informed by market-specific standards, practices, regulations, and other pertinent factors.
Director Independence
Independent directors are critical to oversee management and protect shareholder rights.
We generally expect the board to comply with its local listing standards’ (e.g. New York Stock Exchange / NASDAQ) definitions of independence. We may also consider additional company-specific criteria or local market practices when evaluating director’s independence.
Board Independence
An independent board is best positioned to maintain strong corporate governance practices, effectively support and oversee management, and ensure objectivity in decision-making.
We expect boards to be comprised of a majority of independent directors or align with local market practices. We may vote against responsible directors if we believe board oversight and objectivity is falling short of our expectations and could be improved with greater independent director representation.
Board Composition
Director Qualifications and Skills
We believe boards should be comprised of directors with a mixture of backgrounds, skills, experiences, and perspectives, which should include a range of professional and personal characteristics useful to the effective oversight of the company’s business. We believe this diversity of thought supports the board in fostering robust conversations, better assessing and managing risks and opportunities, and providing strong oversight of the company.
We generally defer to the Nominating Committee, or the full board, to determine the appropriate board composition attributes. The board’s composition should align with local market-specific frameworks, codes, laws, standards, and practices, where applicable. Boards should have robust processes for evaluating director candidates and qualifications. They should regularly
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review the board’s composition, its identified key skills, and any potential skill gaps to ensure each director and the full board are best equipped to carry out their responsibilities.
To best understand the board’s composition and processes, we look for fulsome disclosure, including:
•Key skills, experiences, and attributes possessed by the directors
•Alignment of the key skills and experiences with the company’s long-term strategy
•The board’s process for regularly evaluating director skills and overall board composition
Tenure and Term Limits
We believe boards should have a reasonable mix of short-, medium-, and longer-tenured directors. An appropriate balance of tenure enables the board to maintain continuity and institutional knowledge while also introducing fresh perspectives and relevant skills.
We expect boards to regularly review director tenure as part of their board evaluation and refreshment processes. Should a board find age, tenure, and/or term limits useful, we defer to the board to set those limits and expect disclosure about the board’s policy.
While we do not mandate tenure or term limits, we may vote against certain directors, including members of the Nominating and Governance Committee, if we deem the board to have excessive average tenure and without sufficient mitigating factors, like robust refreshment practices.
In markets where local regulations or practices set maximum tenure standards, directors with tenure in excess of such regulations or practices generally will be considered non-independent.
Board and Committee Leadership
We generally believe that boards are best equipped to determine the appropriate board leadership and committee structure for their company, absent significant concerns about leadership, governance, and/or independence. We expect boards to disclose their approach and any relevant policies or processes. We also consider local market standards and practices.
Should significant governance concerns arise, this may inform our voting decisions at a company, including voting against certain directors or supporting shareholder proposals related to board leadership.
We expect boards’ commitment to strong independent leadership to carry through to committee leadership. Key committee chairs should be independent and possess the appropriate skills and experiences to lead the committee(s) on which they serve.
We expect disclosure around any policy related to committee leadership, including those related to committee rotations.
We also consider local market norms and standards where they differ from our baseline views.
Director Commitments
Attendance
Directors should be informed and engaged to best carry out their responsibilities. Board and committee meeting attendance is crucial to maintaining an informed board. We may vote against directors who demonstrate inadequate attendance, without sufficient mitigating factors.
Director Capacity and Commitments
We expect directors serving on shareholders’ behalf to have adequate time and attention to fulfill their responsibilities on each board on which they serve. Nominating committees should evaluate a director candidate’s commitments during the recruitment process and should regularly review each director’s capacity to serve. Companies should disclose its relevant process(es) and policies, including if the board has established its own limitations on the number of board positions held by individual directors.
In order to ensure directors have sufficient capacity to serve on our behalf, we have established general guidelines on the maximum number of board positions that we expect to be held by individual directors (sometimes referred to as being “overboarded”).
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•No more than five public company boards for independent directors
•For public company CEOs, no more than two public company boards in addition to their own company
When evaluating director capacity and commitments, we will consider these guidelines in addition to local market norms and standards and company-specific facts and circumstances.
Contested Elections
Our assessment of contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, is based on a case-by-case assessment of company-specific circumstances in order to determine which director candidates are best suited to add value for shareholders.
The assessment includes, but is not limited to, an analysis of the following factors:
•Company performance relative to its peers
•The case for change at the targeted company, including the strategy of the incumbents versus that being proposed by the dissident(s)
•The governance profile of the company, including any evidence of management entrenchment and the board’s history of responsiveness to shareholders
•The independence, experiences, skills and overall quality of the company’s and the dissident’s respective board candidates
•Whether minority or majority representation is being sought by the dissident
Our assessment also considers each possible voting option, including– where applicable– the potential to support a mix of management and dissident nominees.
Section 2: Shareholder Rights and Governance Practices
Voting Standards and Election-related Issues
We believe that voting at shareholder meetings is one of the fundamental rights of shareholders. There are certain standards and practices that we believe companies should adopt to better enable shareholders to participate in the voting process. In general, we look for balanced approaches to support shareholder accessibility and influence.
Annual Elections / Classified Boards
We believe that shareholders should, in general and subject to local market standards and practices, have the ability to demonstrate their support, or lack of support, for directors every year. As such, we are supportive of companies adopting annual director elections and maintaining a declassified board. If a company maintains a classified board structure in jurisdictions where the practice is inconsistent with local market standards, we generally expect them to establish a sunset provision that will transition the board to annual director elections over a period of time. We will consider company- or local market-specific circumstances when evaluating a company’s board structure.
Voting Standards for Director Elections
We believe that electing directors to serve on behalf of shareholders is one of the primary responsibilities of shareholders. We believe that certain voting standards, described below, best enable shareholders to exercise this responsibility.
Majority voting
We generally believe that a majority vote standard based on votes cast is most appropriate for the election of directors, and we will generally support proposals that seek the adoption of a majority voting standard in uncontested director elections.
We expect companies to also adopt a resignation or other post-election policy to address situations when directors do not receive majority support.
Cumulative voting
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Given our general preference for a majority vote standard for the election of directors, we generally do not believe cumulative voting is appropriate absent additional local market- or company-specific context.
Voting Standards– Other Matters
Supermajority vote standards
We generally believe that a simple majority vote standard should be used for material matters that require shareholder approval. As such, we generally support proposals to reduce or eliminate supermajority vote requirements and will generally not support proposals to require a supermajority shareholder vote.
We will consider company- or local market-specific circumstances when evaluating a company’s voting standards.
Bylaws & Charter Amendments
We believe that material amendments to a company’s bylaws and / or charters should be put forth for shareholder approval.
In general, we believe that a simple majority vote standard should be used for material matters that require shareholder approval, including amendments to key corporate documents. We will generally support proposals to reduce or eliminate a supermajority vote requirement to amend bylaws and/or charters.
Equal Voting Rights (Dual-Class Stock Structures)
We believe in the “one-share, one-vote” principle and look to companies to create alignment between shareholders’ economic interests and their voting power.
We generally support companies maintaining or converting to a one-share, one-vote (single-class stock) capital structure. We generally do not support companies in maintaining or introducing dual-class capital structures or the creation of super voting shares.
We will consider company- or local market-specific circumstances when evaluating a company’s share class structure.
Shareholder Meetings and Access
Right to Call Special Meetings
We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the right to call special meetings.
We believe a 25% threshold is generally reasonable for special meetings, but we may support lower thresholds if a company does not currently give shareholders the right to call special meetings. If the right already exists at 25% (or lower), we generally will not support lowering the threshold, taking into account company-specific circumstances.
We generally think that the right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Right to Act by Written Consent
We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the ability to act by written consent if they do not have a history of strong governance practices or they do not currently give shareholders the right to call special meetings at a threshold of 25% or lower.
Meeting Format
We believe that shareholders have the right to participate in the annual meeting, or special meetings, of the companies in which they are invested. Where consistent with local market standards and practices, we generally support companies electing to host hybrid* shareholder meetings. In certain markets, companies are also allowed to hold virtual-only* shareholder meetings. We generally support companies’ decisions to hold virtual-only shareholder meetings so long as shareholder participation rights are
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appropriately protected. We will consider any company- or market-specific circumstances, including local regulations, when evaluating these proposals.
* The phrase “virtual-only” refers to a meeting that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid” refers to an in-person meeting in which shareholders are also permitted to participate online.
Shareholder Rights Plans (‘Poison Pills’)
We review shareholder rights plans, commonly known as poison pills, on a case-by-case basis.
When evaluating poison pills, we consider several factors, including:
•Board independence
•Existing takeover defenses
•Problematic governance practices
We expect companies to disclose their rationale for adopting the pill, and we expect companies to submit a poison pill for shareholder approval within one year of adoption.
Certain problematic practices related to a company’s poison pill may inform our voting decisions, including director elections. Examples of problematic practices include:
•The poison pill has a dead-hand or modified dead-hand feature for an extended period of time
•The board adopts or renews a poison pill without shareholder approval and does not commit to putting the pill to a shareholder vote within one year of adoption
Section 3: Auditors and Audit Practices
Reliable financial reporting is critical for shareholders to assess a company’s performance. We expect independent auditors to provide an independent, objective opinion that financial statements are complete and accurate. We also expect the board’s Audit Committee to oversee the management of the auditing process.
Auditor Ratification
External auditors play an important role in the financial system by assuring the integrity of a company’s financial statements. To best fulfill their responsibilities, we expect auditors to be independent and free of conflicts of interest. Where consistent with local market standards, we also expect companies to allow shareholders to approve the appointment of the company’s auditor each year.
In evaluating auditors, we may withhold support if we have concerns related to any of the following:
•An auditor lacks independence. Our analysis of an auditor’s independence may consider whether an auditor has a financial interest in or association with the company; excessive fees for non-audit related business; and other relevant context;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures.
Audit Committee Oversight
The board of directors’ Audit Committee should be responsible for overseeing the management of the independent auditor, in addition to overseeing the reporting of the company’s financial statements and the establishment of robust internal audit processes. As described in “Director Elections” above, we will consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices.
Section 4: Business Items & Issues
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Business Practices
We generally believe that routine business practices and decision making should be left to the discretion of management and the board.
Reincorporation
We evaluate reincorporation proposals on an individual basis, taking into consideration the company’s economic and strategic rationale and the impact the reincorporation would have on shareholders’ rights.
Exclusive Venue for Shareholder Lawsuits
We generally defer to companies on organizational issues, including selecting venues for shareholder lawsuits. While we generally support the selection of an exclusive venue, we will consider the reasons for the proposal, the strength of the company’s existing governance practices, relevant regulations, and shareholder rights in the selected jurisdiction when evaluating a specific proposal.
Bundled Proposals
We generally support the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided or if one or more of the nominees does not meet the expectations of our policy (see Section 1 – Director Elections).
Transactions & Capital Structure
Transactions
Mergers & Acquisitions
We expect major corporate transactions, like a merger or acquisition, to be carried out in the best interest of shareholders. Companies should provide strategic, operational, and financial rationale for the transaction and articulate how it will create long-term value for shareholders. We also expect the board of directors to have thorough oversight of the process.
Related-Party Transactions
In markets where shareholders are required to approve related-party transactions, we expect companies entering into related-party transactions to comply with relevant corporate laws and/or listing standards. We also expect entities entering into such a transaction to disclose details of the nature of the transaction, including the rationale, the value, and timing, so shareholders can best evaluate the transaction.
When evaluating such transactions, we may consider the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors and independent financial advisors;
•Whether any entities party to the transaction (including advisers) is conflicted
Capital Structure
We believe capital structure changes should be driven by legitimate business needs and should not disadvantage shareholders. We generally are not supportive of implementing capital structure changes that are intended for anti-takeover purposes.
Our evaluation of capital structure related issues is company-specific and may be informed by local market practices, laws, regulations, and other applicable standards.
General considerations for common capital structure-related issues are detailed below.
Common Stock
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We are generally supportive of companies increasing the number of shares of common stock up to 100% over the current authorization, subject to any stricter limits set in local market standards or practices.
Preferred Stock
We generally support the creation of a new class of preferred stock or issuances of preferred stock up to a reasonable percent of issued capital. We are unlikely to support the creation or issuance if the terms would adversely impact the rights of existing shareholders, including shares that would carry superior voting rights.
We generally oppose the creation of preferred stock with unspecified voting, conversion, dividend and other rights, commonly known as “blank check” preferred, unless the company states the stock will not be used for anti-takeover purposes.
Share Repurchase Plans
While we are generally supportive of share repurchase plans, when evaluating a proposal, we will consider the underlying purpose, historical abuse of repurchase plans, and reasonableness of pricing provisions and safeguards.
Section 5: Compensation
Compensation Overview
We believe effective compensation practices, also referred to as remuneration in many markets, should enable companies to attract and retain the talent they need to deliver on their long-term strategies. We expect compensation plans to be reasonable, incentivize appropriate risk-reward trade-offs, align with company performance, and ultimately drive long-term shareholder value. We believe companies should have an appropriate balance of short- and long-term metrics that are aligned to business goals and objectives. Effective disclosure of compensation plans and practices also enables shareholders to evaluate alignment between pay outcomes and business performance. We expect disclosure of approach and rationale, particularly if a company’s compensation practices differ significantly from market standards and practices.
Votes on compensation matters may take different forms in different markets, but generally can include:
•Advisory votes on executives’ compensation / remuneration (“Say on Pay”);
•Votes to approve new equity plans or amend existing equity plans;
•Votes to approve specific grants of shares to executives; and
•Shareholder resolutions addressing certain aspects of executive compensation.
Below are more detailed explanations of how our compensation principles and expectations inform our voting on key compensation-related ballot items.
Advisory Votes on Executive Compensation
“Say-on-Pay” / Remuneration Plans
We believe boards are responsible for establishing compensation plans that are appropriate for the company’s circumstances and strategy. While unique to each company, we expect plans to demonstrate alignment between executive compensation and business performance. Thorough disclosure of compensation plans allows shareholders to best evaluate the compensation decisions of the board. While we do not take a prescriptive approach, we evaluate the designs of both short-term and long-term incentive plans, and our compensation evaluations are company- and market- specific. As such, certain practices or decisions may negatively influence our support. These factors may include, but are not limited to:
Compensation Plan Design and Board Actions
•Lack of transparent disclosure of compensation philosophy, goals, and targets
•Limited presence of performance-based long-term incentive awards
•Abbreviated time period for long-term incentive awards
•Outsized bonus payouts lacking performance linkage and/or proper disclosure
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•Egregious employment or retention agreements
•Adjustments made to targets and/or performance metrics during the pay period without sufficient disclosure
•Repricing or replacing of underwater stock options without prior shareholder approval
Equity Compensation Plans
We believe equity compensation plays an important role in attracting and retaining key talent, including executives. As such, we generally defer, within reasonable limits, to company decisions on how best to implement equity compensation plans. When determining our support for a specific plan proposal, we will evaluate potential plan cost, plan features, and historical grant practices. Certain plan features, such as the ability to reprice stock options or stock appreciation rights without prior shareholder approval, unfavorable change-in-control features, the presence of gross ups, and options reload, may negatively impact our support for an equity plan.
Other Compensation-Related Matters
Non-Executive Director Compensation
We are generally supportive of compensating non-executive directors in cash, taking into account peer practices and market and regional norms, unless the amounts are excessive.
We evaluate equity compensation for non-executive directors on a case-by-case basis. In our evaluation, we may consider total non-executive director compensation, potential dilution, and market practices and norms, as well as other factors.
Employee Stock Purchase Plans
We believe employee stock purchase plans can be a valuable tool to support a company’s ability to attract and retain talent. As such, we are generally supportive of qualified employee stock purchase plans. When evaluating non-qualified purchase plans, we usually consider the following factors:
•Broad-based participation
•Limits on employee contributions
•Presence of a discount on the stock price on the date of purchase
Option Exchange Programs/Repricing Options
We understand that companies may face circumstances where they believe exchanging or repricing options is warranted. We evaluate those situations on a case-by-case basis and will generally consider the following factors, in addition to others:
•Rationale for the re-pricing
•Terms and exercise price of the options
•Participants in the program– namely if executive officers and directors are included or excluded
•Historic trading patterns and stock price volatility
Golden Parachutes
We evaluate change-in-control payments (“Golden Parachutes”) on a case-by-case basis. Our evaluation generally includes the factors listed below:
•New single-trigger entitlements for outstanding awards
•Maximum performance payout for the long-term incentive plan regardless of performance results
•Max payout for the short-term incentive plan regardless of performance results
•New single-trigger grants in connection with merger
•Single trigger cash payments
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Section 6: Shareholder Proposals
We evaluate shareholder proposals with the primary focus of promoting long-term shareholder value. When evaluating shareholder proposals, the following factors are generally considered:
Materiality
•Whether the subject of the proposal is considered to be material to the company’s business
•Whether the proposal is appropriately tailored to the facts and circumstances of the particular company where it is being submitted
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation, risk profile, or business performance
Disclosure
•The company’s current level of publicly available disclosure, including if the company already discloses similar information
•If the disclosure would materially add to shareholders’ ability to assess the company’s financial performance, strategic positioning, or corporate governance
•If the information could be produced at reasonable cost to the company and its shareholders
•Proposal content and implementation
•Whether the subject of the proposal is best left to the discretion of the board
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage
Section 7: Sustainability
We expect companies to manage risks and opportunities that are material to their businesses and have a clear link to long-term value creation, including– where relevant– “sustainability”-related issues. These could include, where material for a particular company:
•Climate-related risks and opportunities
•Biodiversity and other environmental matters
•Human capital management and other labor issues
•Human rights
•Corporate political activities
•Other sector-specific sustainability matters
We evaluate companies’ corporate strategies, investment and financing activities, management incentives, resource use, regulatory policies, and environmental impact, as well as their overall effect on and engagement with consumers, workers, and the communities in which they operate to assess and promote long-term value creation.
As with other risk and strategic issues, we expect boards to have robust oversight and disclosure of processes and practices for material sustainability-related risks and opportunities. We seek to understand how the company has identified material issues; the strategy around, and risk management of, those material issues; and any relevant metrics and targets used to assess performance related to the material issues. This includes an assessment of whether the company’s related disclosures allow for investors to effectively evaluate companies’ practices related to material sustainability-related risks and opportunities, including– where relevant– whether the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group’s standards or recommendations.
In instances where we believe a company does not provide the appropriate oversight, disclosures, and/or evidence of effective practices relating to business-relevant sustainability issues, we may express our views through our engagement and/or voting. Our views are shaped by the company’s business and commercial context, as well as local market standards and practices,
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reflecting our case-by-case approach to assessing sustainability matters.
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J.P. MORGAN ASSET MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”), as an investment sub-adviser to the Funds, has been granted the authority to vote the proxies of any voting securities held in each Fund’s portfolio. In voting proxies, JPMorgan’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Funds.
JPMorgan and its affiliated advisers (“JPMAM”) are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. JPMorgan has adopted a separate set of Guidelines that covers the regions each of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan (each, a “Region”; collectively, the “Regions”). In addition, for each Region, JPMorgan has adopted Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Guidelines”) for certain sustainable strategies, which may apply to certain Funds as approved by the Board of Trustees. The Sustainable Proxy Guidelines for those sustainable strategies replace certain sections of the Guidelines for each of the Regions. Proposals for securities held in the sustainable strategies that are not covered by the Sustainable Proxy Guidelines will continue to be voted in accordance with the other provisions of the applicable Guidelines for each of the Regions.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with each Fund's objectives and strategies. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the Region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers has encountered globally, based on many years of collective investment management experience.
To oversee the proxy voting process on an ongoing basis, JPMorgan has established a proxy committee (“Proxy Committee”) for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator (“Proxy Administrator”) and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by JPMorgan; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when JPMorgan has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.
The Guidelines are proprietary to JPMorgan and reflect JPMorgan’s views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive (“Prescribed Guidelines”) meaning they specify how JPMorgan will vote a particular proxy proposal except where JPMorgan, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an “Override”. Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, JPMorgan may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where JPMorgan chooses to vote in a manner contrary to its Prescribed Guideline or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams (“escalated votes”), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund’s Sub-Adviser or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information (“MNPI”), and ensure that the proxy vote is cast in the best interests of the Fund.
In order to maintain the integrity and independence of JPMorgan’s investment processes and decisions, including proxy voting decisions, and to protect JPMorgan’s decisions from influences that could lead to a vote other than in the Funds’ best interests, JPMC (including JPMorgan) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with JPMorgan’s Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that JPMorgan’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether JPMorgan
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should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Depending on the nature of the conflict, JPMorgan may elect to take one or more of the following measures or other appropriate action: removing certain Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or delegating the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by JPMorgan, in the aggregate with other funds managed by JPMIM, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
For securities held in Funds that seek to follow the investment returns of an underlying index, JPMorgan may abstain from voting if it determines that casting a vote would not have a material effect on the value of the Fund’s investments based on the size of the Fund’s holdings, its ownership in the issuer, and/or its consideration of the importance of the proxy vote.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
•JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, JPMorgan generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, JPMorgan generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
•JPMorgan generally votes for board declassification proposals and against board classification proposals.
•JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•JPMorgan votes against proposals for a super-majority vote to approve a merger.
•JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•JPMorgan considers vote proposals with respect to stock-based incentive plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.
•JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.
•JPMorgan supports board refreshment, independence, and a diverse skill set for directors as an important part of
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contributing to long-term shareholder value. JPMorgan generally supports investee companies’ consideration of equal employment opportunity and inclusiveness in their general recruitment policies as JPMorgan believes such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. JPMorgan supports investee companies’ disclosure of gender, racial and ethnic composition of the board so that JPMorgan can include that information as one of the many data points used in its holistic assessment of the companies. As with all proxy votes, JPMorgan seeks to vote in each Fund’s best interests to enhance long-term shareholder value.
•JPMorgan will generally vote against a plan and/or withhold its vote from members of the compensation committee when there is a disconnect between the chief executive officer’s pay and performance (an increase in pay and a decrease in performance). JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
•JPMorgan generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, JPMorgan supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
•In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. JPMorgan may also consider whether adoption of the proposal would inform and educate shareholders; have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
•JPMorgan votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where JPMorgan believes the company is lagging peers in terms of disclosure, business practices or targets. JPMorgan also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
•With regard to social issues, among other factors, JPMorgan considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
•JPMorgan expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, JPMorgan will generally support shareholder resolutions seeking the company to disclose data on workforce demographics, and release of EEO-1 or comparable data where such disclosure is deemed by JPMorgan as inadequate.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):
•Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an
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informed decision in good time to vote.
•Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMorgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•The Non-U.S. Guidelines reflect the applicable Region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, JPMorgan takes the company’s explanation into account as appropriate, based on JPMorgan’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, JPMorgan expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, JPMorgan uses the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
•Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change.
•The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
•In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that JPMorgan expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
•With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
•Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect JPMorgan’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
•JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.
•JPMorgan will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.
•The EMEA Guidelines indicate that JPMorgan expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders
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Review (formerly the Hampton-Alexander Review).
•The Japan Guidelines include provisions on board diversity and indicate that JPMorgan believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).
•The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
•JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•JPMorgan will generally vote against anti-takeover devices.
•JPMorgan considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. With regard to social issues, among other factors, JPMorgan considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
North America and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:
•The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, JPMorgan is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.
•The North America and Non-U.S. Guidelines include climate risk guidelines due to JPMorgan’s view that climate change has become a material risk to the strategy and financial performance of many companies. JPMorgan may vote against directors of companies, that, in JPMorgan’s opinion, face material climate-related transition or asset risks, where such disclosures are not available or where JPMorgan believes such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, JPMorgan encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures (“TCFD”). In addition, for companies in industries where JPMorgan believes climate change risks pose material financial risks, JPMorgan encourages more comprehensive reporting including scenario analysis to help under the resilience of a company’s strategy and disclosures of Scope 1 and 2 greenhouse gases (“GHG”) emission targets, where decarbonization of a company’s operations and purchased energy has been identified by the company as a key part of a company’s strategy to manage climate change risks. In addition, for companies who have chosen to set long-term net zero targets, JPMorgan encourages the company to make disclosures including scope of emissions included in such targets in order to allow JPMorgan to evaluate the long-term credibility of transition plans. JPMorgan may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.
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Securities Lending
 Proxies for securities that are out on loan normally cannot be voted, as title passes to the borrower of the securities. JPMorgan is not involved in a Fund’s securities lending arrangements as it is not a party to a securities lending agreement involving the Fund and does not make the decision to lend a Fund’s securities. As a result, to the extent that a Fund engages in securities lending, JPMorgan’s will not recall securities of the Fund on loan.
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KEYRIDGE ASSET MANAGEMENT LIMITED
1. INTRODUCTION
Keyridge Asset Management Limited (“Keyridge”) considers the exercise of voting rights to be an important component of its fiduciary responsibility to act in a manner that aims to maximize long-term risk adjusted returns for our clients.
2. SCOPE
This Policy applies to all financial instruments with voting rights. The purpose of this Policy is to set the principles for exercising voting rights and to set guidelines for voting activity for the assets managed in investment portfolios by Keyridge.
Keyridge takes its responsibility to vote seriously. We aim to support business practices that drive long-term value creation for our clients, shareholders, and other stakeholders. We pay attention to potentially financially material factors relevant to long-term economic performance, including strategy, financial and non-financial performance and risk, capital structure, social and environmental impact and corporate governance.
3. ACTIVE OWNERSHIP
Keyridge believes that investors, whether working individually or collaboratively, have the ability to influence the behaviour of investee companies to advance the longer-term financial performance of these companies, helping to reduce portfolio risk and to deliver long-term performance for clients. Keyridge believes that constructive engagement and exercising voting rights are intended to promote stronger corporate governance and better management of risks in investee companies.
We’re responsible for exercising voting rights in a considered manner, within the context of a constructive relationship with a company’s management.
4. VOTING
Keyridge pays attention to potentially financially material factors relevant to long-term economic performance, including strategy, financial and non-financial performance and risk, capital structure, as well as non-financial factors including corporate governance, social and environmental considerations.
Keyridge takes into consideration the global nature of the assets we manage for our clients by allowing local practices to be followed. This policy was developed with consideration of global guidelines from institutions such as the Organisation for Economic Co-operation and Development (“OECD”), the International Corporate Governance Network (“ICGN”) and global principles such as the United Nations Global Compact.
We may vote against management when appropriate and after considering the different corporate governance norms in the jurisdictions where the relevant company is located. These decisions are made following an assessment of internal and external research, the outcomes of relevant engagements, data obtained from our external data providers and our proxy voting agent.
Keyridge currently uses Institutional Shareholder Services UK Limited (“ISS”) as our proxy voting agent. ISS provide us with advisory and proxy voting services. We use ISS’s platform to vote electronically, issue meeting notifications, execute our voting decisions, and to generate reports.
5. SECURITIES LENDING
Keyridge may engage in securities lending where we have discretion to do so under a client’s mandate. Keyridge oversees the placing of loans via our custodian and applies clear risk-management criteria to all securities lending. When we determine that it is in the client’s best interest, we will recall stocks so that we can vote at the relevant investee company’s shareholder meetings.
Our practice is to recall stock in companies that we are communicating with so that Keyridge can vote at its shareholder meetings. The Responsible Investment Team can request that securities are excluded from the stock lending programme. Such requests will be reviewed and authorised, where appropriate, by Keyridge’s Chief Investment Officer (“CIO”).
6. GOVERNANCE
Responsible Investment Team
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The Responsible Investment Team monitors our voting activities and reviews our voting decisions to ensure alignment with this policy. The Responsible Investment Team also monitors the voting recommendations generated by our proxy voting agent to ensure they are consistent with these guidelines.
The Responsible Investment Team reports on our voting activities to the Keyridge’s Responsible Investment Governance Committee.
Responsible Investment Governance Committee (“RIGC”)
Keyridge has a Responsible Investment Governance Committee (“RIGC”). The RIGC is responsible for overseeing adherence to this Policy. This Policy is reviewed annually (or more frequently if required) by the RIGC and all updates are approved by Keyridge’s board of directors. The RIGC is chaired by Keyridge’s Chief Sustainability Officer (“CSO”). The membership of the RIGC and its terms of reference are available on request.
The Keyridge Board of Directors approves updates to this Policy annually or more frequently if required.
Conflicts of Interest
As a MiFID authorised firm, Keyridge is required to take all appropriate steps to identify, manage or prevent potential or actual conflicts of interest that arise when providing its services. In Keyridge’s engagement with investee companies, and in making voting decisions, any potential or actual conflicts that arise will be managed in accordance with our Conflicts of Interest policy. Keyridge will abide by the principles of treating its clients fairly and dealing honestly and professionally with all stakeholders.
Keyridge, together with the Irish Life Group, has designed and maintains organisational and administrative arrangements to identify, assess and manage any potential conflicts of interest in a timely manner.
LAZARD ASSET MANAGEMENT LLC
Global Proxy Voting Policy
A. INTRODUCTION
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
B. RESPONSIBILITY TO VOTE PROXIES
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
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C. GENERAL ADMINISTRATION
1. Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by an Active Ownership Committee (the “AO Committee”) comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The AO Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all AO Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the AO Committee’s members are in attendance by phone or in person. Decisions of the AO Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The AO Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the AO Committee in circumstances where a meeting of the members is not feasible.
2. Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the AO Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The AO Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
3. Voting Process
The AO Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case- by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the AO Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the AO Committee and the Legal & Compliance Department will review the proposal and make a determination.
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Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the AO Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D. SPECIFIC PROXY ITEMS
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The AO Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below
1. Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:
•issues relating to the timing or conduct of annual meetings;
•provisionary financial budgets and strategy for the current year;
•proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
•proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
•changes to a company’s name.
2. Amendments to Board Policy/Charter/Regulation:
Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if:
•there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
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3. Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a. Board of Directors and its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
•the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
•a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•proposals seeking to de-classify a board;
•the implementation of director stock retention/holding periods;
•proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
•changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
•the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
•proposals to require an independent board chair or the separation of chairman and CEO; and
•establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
•proposals seeking to classify a board
•the election of directors where the board does not have independent “key committees” or sufficient board independence;
•non-independent directors who serve on key committees that are not sufficiently independent;
•proposals relating to cumulative voting;
•proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
•release of restrictions on competitive activities of directors (this is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships)) if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and
•the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties (for example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues); and
•the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.
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US Listed Corporates
Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:
•Board effectiveness– supporting board structure, diversity of cognitive thought, independence and avoiding over- boarding.
•Accountability– in conjunction with the immediately preceding bullet point, emphasizing individual account- ability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.
b. Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•proposals to adopt supermajority vote requirements or increase vote requirements;
•proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•“blank check” preferred stock.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.
c. Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
•proposals to adjourn US meetings;
•proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•efforts to eliminate or restrict right of shareholders to act by written consent; and
•proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.
4. Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
•management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•stock splits and reverse stock splits;
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•investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments (evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c)disclosure of the nature of products in which the company proposed to invest and associated risks of the investment);
•requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•management proposals to adopt or amend dividend reinvestment plans; and
•dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•matters affecting shareholder rights, such as amending votes-per-share;
•management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•the use of proceeds and the company’s past share issuances (specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission);
•proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
•changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
•the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
5. Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR:
•employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•proposals to submit severance agreements to shareholders for approval;
•annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
•annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
•restricted stock plans that do not define performance criteria; and
•proposals to approve executive loans to exercise options.
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Lazard has Approved Guidelines generally to vote AGAINST:
•proposals to re-price underwater options;
•annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:
•the level of dissent on previous Say on Pay votes; and
•individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.
6. Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a case-by-case basis for these proposals.
7. Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
•asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•seeking the approval of anti-discrimination policies;
•which are considered socially responsible agenda items;
•which improve an investee company’s ESG risk management and related disclosures; and
•deemed to be in the long-term interests of shareholders.
8. Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
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•seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•seek to improve the diversity of the board;
•seek improved disclosures on the diversity of the board and the wider workforce;
•seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•seek to eliminate or restrict severance agreements, or
•are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
•seek to infringe excessively on management’s decision-making flexibility;
•seek to establish additional board committees (absent demonstrable need);
•seek to establish term limits for directors if this is unnecessary;
•seek to change the size of a board (unless this facilitates improved board diversity);
•seek to require two candidates for each board seat; or
•are considered not to be in the long-terms interests of shareholders.
E. VOTING SECURITIES IN DIFFERENT COUNTRIES
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
F. CONFLICTS OF INTEREST
1. Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
•Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
•Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2. General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the AO Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to
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influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3. Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
a. Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
b. Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
G. OTHER MATTERS
1. Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the AO Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the AO Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
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2. Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H. REPORTING
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I. RECORDKEEPING
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
J. REVIEW OF POLICY AND APPROVED GUIDELINES
The AO Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The AO Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.
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LOOMIS, SAYLES & COMPANY, L.P.
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular
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proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•The client so directs Loomis Sayles.
•The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control .
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the
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Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,(c)the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles,
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
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b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.
PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
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B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
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Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.  Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
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C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
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Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.  Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy– Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest– For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
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B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.  Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
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Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote, on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.  Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
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Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.  General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
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Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.  Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as sub-adviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
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LSV ASSET MANAGEMENT
LSV Asset Management’s (“LSV” or the “Firm”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for current clients, LSV typically votes in accordance with GLC’s standard Benchmark Policy guidelines for applicable markets, as updated from time to time. Subject to limited exceptions, for new clients who wish to make LSV responsible for voting proxies and do not instruct otherwise, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time. The climate guidelines also may be applied to existing clients’ accounts upon request. These guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients who submit written requests may be permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV or selected other available GLC guidelines for their account, those guidelines will be followed with the assistance of GLC. LSV describes available GLC guidelines to clients on at least an annual basis.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address these concerns, GLC actively monitors information sources for supplemental or updated information from issuers and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and those of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
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LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person. Where clients have entered into securities lending agreements covering securities in accounts managed by LSV, the Firm will not be involved in such clients’ decisions to recall loaned securities for voting or other purposes unless specifically agreed to in writing.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a summary of available guidelines on an annual basis and may request a copy of their respective guidelines or elect to change their guidelines at any time. LSV will additionally provide any registered investment company for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5.
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.
Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard Benchmark Policy guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC’s guidelines emphasize assessing the financial implications of ESG issues in context of a company’s operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties.
Further, LSV is able to offer, to interested clients upon request, thematic guidelines. These include an additional level of analysis with respect to certain considerations, do not account for certain considerations, and/or favor or disfavor certain types of corporate policies or practices. GLC’s thematic guidelines thus provide a range of approaches for clients with their own
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perspectives on ESG or other issues. The following guidelines are available and may be obtained from LSV and applied to existing clients’ accounts upon request: Catholic guidelines; Corporate Governance Focused guidelines; ESG guidelines;
Investment Manager guidelines; Public Pension guidelines; Taft-Hartley guidelines; and Trust Bank guidelines.
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PUTNAM INVESTMENT MANAGEMENT, LLC
Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.
Proxy Committee
Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
1. Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
2.
Considers special proxy issues as they may from time to time arise.
3.
Must approve all vote overrides recommended by investment professionals.
Proxy Voting Administration
The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:
1. Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.
2.
Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.
3.
Manages the process of referring issues to portfolio managers for voting instructions.
4.
Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.
5.
Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
6.
Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.
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7.
Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.
8.
Prepares and distributes reports required by Putnam clients.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:
1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.
2. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.
Other
1. Putnam may elect not to vote when the security is no longer held.
2. Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.
3. Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.
4. Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.
Proxy Voting Referrals
Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.
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Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third- party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.
The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
1. The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.
2.
No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment- related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.
3.
Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.
4.
The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.
5.
Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).
Recordkeeping
The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:
1. A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;
2.
A copy of each proxy statement received with respect to securities in client accounts;
3.
Records of each vote cast for each client;
4.
Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.
5.
Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
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All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.
Putnam Investments Proxy Voting Guidelines
Exhibit A to Proxy Procedures
The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.
The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.
I. Board-Approved Proposals
Proxies will be voted for board-approved proposals, except as follows:
A. Matters Relating to the Board of Directors
Uncontested Election of Directors
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. When evaluating a company’s board, Putnam may consider the diversity of professional backgrounds and personal characteristics. Putnam believes that companies generally benefit from diversity on the board, including diversity with respect to gender, ethnicity, race, skills, perspectives and experience.
Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:
•Putnam will withhold votes from the entire board of directors if:
•The board does not have a majority of independent directors,
•The board does not have nominating, audit and compensation committees composed solely of independent directors, or
•The board has more than 15 members or fewer than five members, absent special circumstances.
•Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.
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Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.
•Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).
•Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.
•Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or
•Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)
Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)
•Putnam will vote on a case-by-case basis and may consider voting against the Nominating Committee Chair if there is a lack of evidence of board diversity.
Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.
•Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.
•Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.
•Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
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Note: Designation of executive director is based on company disclosure.
» Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.
» Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.
» Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.
» Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.
» Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.
Classified Boards
•Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
Ratification of Auditors
•Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)
Contested Elections of Directors
•Putnam will vote on a case-by-case basis in contested elections of directors.
B. Executive Compensation
Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
•Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.
•Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).
•Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
•Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.
•Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.
•Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
•Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
•Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.
•Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:
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•Vote on a case-by-case basis on such proposals if any of the following circumstances exist:
•the amount per employee under the plan is unlimited, or
•the maximum award pool is undisclosed, or
•the incentive bonus plan’s performance criteria are undisclosed, or
•the independent proxy voting service recommends a vote against.
•Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).
•Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.
•Putnam will review the proposal on a case-by-case basis if there is no recommendation of the independent proxy voting service.
•Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)
•Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.
•Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.
•Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:
1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.
3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
4) No discount on the stock price on the date of purchase since there is a company matching contribution.
Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.
Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.
C. Capitalization
Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:
•Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.
•Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)
•Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.
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D. Acquisitions, Mergers, Reorganizations and Other Transactions
Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.
E. Anti-Takeover Measures
Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:
•Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;
•Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.
•Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).
•Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.
•Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.
•Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
•Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).
•Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.
F. Other Business Matters
Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:
•Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).
•Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.
•Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.
•Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.
•Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.
•Putnam will vote against proposals where there is a lack of information to make an informed voting decision.
•Putnam will vote as follows on proposals to adjourn shareholder meetings:
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If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.
If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.
•Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.
•Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.
•Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:
1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;
2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and
3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.
Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.
Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.
•Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.
In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.
Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.
In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.
•Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about
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the company’s previous meeting practices.
Disclosure should address the following:
•the ability of shareholders to ask questions during the meeting
» including time guidelines for shareholder questions
» rules around what types of questions are allowed
» and rules for how questions and comments will be recognized and disclosed to meeting participants
» the manner in which appropriate questions received during the meeting will be addressed by the board
•procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•technical and logistical issues related to accessing the virtual meeting platform; and
•procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting
Putnam may vote against proposals that do not meet these criteria.
Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.
•Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.
•Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.
II. Shareholder Proposals
Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:
Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
•Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.
•Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
•Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
•Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.
•Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.
•Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan (“SERP”), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any
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existing employment agreement or vested benefit.)
•Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)
•Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.
•Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)
•Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
» the company undergoes a change in control, and
» the change in control results in the termination of employment for the person receiving the severance payment.
•Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.
•Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.
•Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.
•Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes)
• However, Putnam will vote against such proposals when the company has a policy that minimally requires shareholder approval of severance agreements for executives that provides for cash severance benefits exceeding 2.99 times the sum of the executive's base salary plus target annual non-equity incentive plan bonus opportunity.
•Putnam will vote on a case-by-case basis on approving such compensation arrangements.
•Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.
•Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.
•Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.
•Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.
Environmental and Social
•Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the
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company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.
•Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
•In addition, Putnam will consider proposals related to Artificial Intelligence (“AI”) on a case-by-case basis.
•Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
•Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.
•Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
III. Voting Shares of Non-US Issuers
Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:
1. Share blocking. Shares must be frozen for certain periods of time to vote via proxy.
2. Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.
3. Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.
Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:
•Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.
•Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
•Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
•Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.
•Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.
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•Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.
•Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.
•Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.
•Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).
•Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.
•Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.
•Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.
•Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.
•Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).
•Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.
•Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.
Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:
» Disconnect between pay and performance
» No performance metrics disclosed;
» No relative performance metrics utilized;
» Single performance metric was used and it was an absolute measure;
» Performance goals were lowered when management failed or was unlikely to meet original goals;
» Long Term Incentive Plan is subject to retesting (e.g., Australia);
» Service contracts longer than 12 months (e.g., United Kingdom);
» Allows vesting below median for relative performance metrics;
» Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
» Contains provisions to automatically vest upon change-of-control; or
» Other poor compensation practices or structures.
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» Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
» Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)
•Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.
Matters Relating to Board of Directors
Uncontested Board Elections
Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand
•Putnam will vote against the entire board of directors if
•fewer than one-third of the directors are independent directors, or
•the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•the chair of the audit, compensation or nominating committee is not an independent director.
Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.
•Putnam will generally vote in favor of nominees to the Supervisory Committee
Australia
•Putnam will vote against the entire board of directors if
•fewer than a majority of the directors are independent, or
•the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or
•the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.
Brazil
•Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.
•Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.
•Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.
•Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.
•Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).
•Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.
•Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.
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Canada
Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.
Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.
Continental Europe (ex-Germany)
•Putnam will vote against the entire board of directors if
•fewer than a majority of the directors are independent directors, or
•the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.
In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).
Germany
•For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
•Putnam will vote against the Supervisory Board if
» the board has not established an audit committee comprising an Independent chair.
» the audit committee chair serves as board chair.
» the board contains more than two former management board members.
•Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.
Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.
Israel
Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as “other” (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,
•Putnam’s guidelines regarding board Nominating Committees will not apply
•Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.
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Italy
Election of directors and statutory auditors:
•Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.
•Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.
•Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.
Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.
•Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)
Japan
•For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:
•the board does not have a majority of outside directors,
•the board has not established nominating and compensation committees composed of a majority of outside directors,
•the board has not established an audit committee composed of a majority of independent directors, or
•the board does not have at least two independent directors for companies with a controlling shareholder.
•For companies that have established a statutory auditor board structure:
•Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.
•For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:
•the board does not have at least two outside directors, or
•the board does not have at least two independent directors for companies with a controlling shareholder.
•Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)
•For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:
•the board does not have at least two outside directors,
•the board does not have at least two independent directors for companies with a controlling shareholder, or
•the board has not established an audit committee composed of a majority of independent directors
Election of Executive Director and Election of Supervisory Director - REIT
REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.
•Putnam will generally vote for the election of Executive Director
•Putnam will generally vote for the election of Supervisory Directors
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Commentary:
Definition of outside director and independent director:
The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).
The guidelines have incorporated these definitions in applying the board independence standards above.
Korea
Putnam will withhold votes from the entire board of directors if:
•For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,
•For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,
•The board has not established a nominating committee with at least half of the members being outside directors, or
•the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.
Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.
•Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.
Malaysia
•Putnam will vote against the entire board of directors if:
•less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•the board has not established an audit committee with all members being independent directors, including the committee chair,
•the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.
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Nordic Markets– Finland, Norway, Sweden
•Putnam will vote against the entire board of directors if:
Board Independence:
•The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•The board does not have at least two directors independent from the company and its major shareholders holding ˃ 10% of the Company’s share capital. (Sweden, Finland, Norway)
•An executive director is a member of the board. (Norway)
Audit Committee:
•The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•The audit committee does not have at least one director independent from the company and its major shareholders holding ˃ 10% of the Company’s share capital. (Sweden, Finland)
•The audit committee is not majority independent. (Norway)
Remuneration Committee:
•The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•The remuneration committee is not majority independent of the company. (Finland)
•The remuneration committee does not consist fully of non-executive directors. (Finland)
•The remuneration committee is not fully independent of management (Norway)
•The remuneration committee is not majority independent from the company and its major shareholders holding ˃ 50% of the Company’s share capital. (Sweden, Finland, Norway)
Board Nomination Committee:
•The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•An executive is a member of the nomination committee. (Finland)
External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:
•The external committee is not majority independent of the company and management. (Sweden)
•The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•The external committee does not meet best practice based on Glass Lewis analysis. (Finland)
•The external committee is not majority independent of the board and management. (Norway)
•The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•There is insufficient disclosure provided for new nominees (Norway)
•An executive is a member of the committee. (Norway)
Russia
•Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.
•Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.
B-67

Singapore
•Putnam will vote against from the entire board of directors if
•in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.
United Kingdom, Ireland
Commentary:
Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.
Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.
Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.
•Putnam will withhold votes from the entire board of directors if:
•the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,
•the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or
•the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or
•The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.
All other jurisdictions
In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
•Putnam will vote against the entire board of directors if
•fewer than a majority of the directors are independent directors, or
•the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.
Additional Commentary regarding all Non-US jurisdictions:
Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.
B-68

Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.
•Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
•Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
•Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
•Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
•Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.
Shareholder nominated directors/self-nominated directors
•Putnam will vote against shareholder nominees if Putnam supports the board of directors.
•Putnam will vote on a case-by case basis if Putnam will be voting against the current board.
•Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.
Other Business Matters
Japan
A. Article Amendments
•The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.
•Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.
•Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).
•Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, “special directors” who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.
•Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.
•Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)
B-69

B. Compensation Related Matters
•Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.
•Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.
•Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.
C. Other Business Matters
•Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.
•Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.
•Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.
•Putnam will vote against proposals that authorize the board to vary the AGM record date.
•Putnam will vote for proposals to abolish the retirement bonus system
•Putnam will vote for board-approved director/officer indemnification proposals
•Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.
•Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:
1) The poison pill must have a duration of no more than three years.
2) The trigger threshold must be no less than 20 percent of issued capital.
3) The company must have no other types of takeover defenses in place.
4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.
5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.
6) The directors must stand for reelection on an annual basis.
7) The company must release its proxy materials no less than three weeks before the meeting date.
•Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.
•Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)
•Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.
•Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a
B-70

company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.
•Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.
United Kingdom
•Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.
France
•Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.
•Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.
Canada
•Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.
Hong Kong
•Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.
•Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.
This policy supplements policies regarding share issuances as stated above under section
III. Voting Shares of Non-US Issuers.
Taiwan
•Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.
Australia
•Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.
•Putnam will vote for proposals renewing partial takeover provisions.
•Putnam will vote on a case-by-case basis on Board-Spill proposals.
B-71

Turkey
•Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.
B-72

PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)	(1)
Articles of Amendment and Restatement dated March 16, 2011 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25,
2011 (File No. 2-75503).

(a)	(2)
Articles of Amendment dated May 1, 2011 and Articles Supplementary dated April 18, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration
Statement filed on June 8, 2011 (File No. 2-75503).

(a)	(3)
Articles of Amendment dated July 1, 2011 and Articles Supplementary dated July 2, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration
Statement filed on July 19, 2011 (File No. 2-75503).

(a)	(4)	Articles Supplementary dated July 24, 2012 are incorporated by reference to Registrant’s Post- Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2- 75503).
(a)	(5)	Articles Supplementary dated September 12, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(6)	Articles of Amendment dated September 24, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(7)	Articles Supplementary dated May 1, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503).
(a)	(8)	Articles Supplementary January 14, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(9)	Articles of Amendment dated September 1, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(10)	Articles Supplementary dated December 20, 2013 are incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(11)	Articles Supplementary dated May 1, 2015 are incorporated by reference to Registrant’s Post- Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).
(a)	(12)	Articles Supplementary dated June 19, 2015 are incorporated by reference to Registrant’s Post- Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).
(a)	(13)
Articles of Amendment dated April 29, 2016 and Articles Supplementary dated August 28, 2015;
December 17, 2015; April 12, 2016 and April 28, 2016 are incorporated by reference to Registrant’s
Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(a)	(14)
Articles of Amendment dated October 14, 2016; April 10, 2017 and May 1, 2017 and Articles
Supplementary dated July 27, 2016 and October 17, 2016 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(a)	(15)	Articles Supplementary dated December 29, 2017 are incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).
(a)	(16)
Articles of Amendment dated July 17, 2017; September 29, 2017 and April 27, 2018 and Articles
Supplementary dated June 30, 2017 and July 14, 2017 are incorporated by reference to Registrant's
Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(a)	(17)	Articles Supplementary dated May 17, 2018 are incorporated by reference to Registrant’s Post- Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(a)	(18)
Articles of Amendment dated August 24, 2018 and Articles Supplementary dated May 1, 2014 and
September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No.
158 filed on August 28, 2018 (File No. 2-75503).

(a)	(19)
Articles Supplementary dated December 3, 2018; December 21, 2018; April 12, 2019 and May 1,
2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on
April 29, 2019 (File No. 2-75503).

(a)	(20)
Articles of Amendment dated July 1, 2019; Articles Supplementary dated August 20, 2019; and
Articles of Amendment and Articles Supplementary dated October 25, 2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-
75503).

(a)	(21)		Articles Supplementary dated February 26, 2020 and May 1, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(a)	(22)		Articles Supplementary dated July 8, 2020 are incorporated by reference to Registrant’s Post- Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(a)	(23)
Articles Supplementary dated September 30, 2020; Articles Supplementary dated October 21,
2020; Articles of Amendment dated October 23, 2020; and Articles Supplementary dated
December 30, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No.
174 filed on April 30, 2021 (File No. 2-75503).

(a)	(24)		Articles Supplementary dated September 17, 2021 are incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(a)	(25)		Articles of Amendment dated August 1, 2022 are incorporated by reference to Registrant’s Post- Effective Amendment No. 177 filed on August 26, 2022 (File No. 2-75503).
(a)	(26)		Articles Supplementary dated April 30, 2022 and December 14, 2022 are incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed on April 28, 2023 (File No. 2-75503).
(a)	(27)		Articles Supplementary dated July 14, 2023 and December 22, 2023 are incorporated by reference to Registrant’s Post-Effective Amendment No. 179 filed on April 25, 2024 (File No. 2-75503).
(a)	(28)		Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 181 filed on December 11, 2024 (File No. 2-75503).
(a)	(29)		Articles Supplementary are filed herewith.
(b)			Amended and Restated Bylaws are filed herewith.
(c)			Not Applicable.
(d)	(1)		Amended and Restated Investment Advisory Agreement with Empower Capital Management, LLC dated April 30, 2026 is filed herewith.
(d)	(2)
Sub-Advisory Agreement with Franklin Advisers, Inc. and Franklin Advisory Services, LLC, dated
February 26, 2024 is incorporated by reference to Registrant’s Post-Effective Amendment No. 179 filed on April 25, 2024 (File No. 2-75503).

(d)	(3)	(a)
Sub-Advisory Agreement with Franklin Advisers, Inc. (Empower High Yield Bond Fund) dated
September 30, 2024 is incorporated by reference to Registrant’s Post-Effective Amendment No. 182 filed on April 25, 2025 (File No. 2-75503).

(d)	(3)	(b)	Amendment to Sub-Advisory Agreement with Franklin Advisers, Inc. (Empower High Yield Bond Fund) dated January 1, 2026 is filed herewith.
(d)	(4)
Sub-Advisory Agreement with Franklin Advisers, Inc. (Empower Short Duration Bond Fund) dated
September 30, 2024 is incorporated by reference to Registrant’s Post-Effective Amendment No. 182 filed on April 25, 2025 (File No. 2-75503).

(d)	(5)	(a)
Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30,
2014 (File No. 2-75503).

(d)	(5)	(b)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(5)	(c)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(5)	(d)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
January 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(5)	(e)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
May 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(5)	(f)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
June 28, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on August 27, 2021 (File No. 2-75503).

(d)	(5)	(g)
Amendments to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
June 28, 2021, July 9, 2021 and December 2021 are incorporated by reference to Registrant’s Post-
Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(d)	(5)	(h)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
June 1, 2023 is incorporated by reference to Registrant’s Post-Effective Amendment No. 179 filed on April 25, 2024 (File No. 2-75503).

(d)	(5)	(i)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 181 filed on December 11,
2024 (File No. 2-75503).

(d)	(6)
Sub-Advisory Agreement with Hotchkis & Wiley Capital Management, LLC dated October 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30,
2021 (File No. 2-75503).

(d)	(7)		Sub-Advisory Agreement with Insight North America, LLC dated September 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(d)	(8)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West Large Cap
Growth Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective
Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(9)	(a)
Amendment to Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Empower
Large Cap Growth Fund) dated April 28, 2023 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 178 filed on April 28, 2023 (File No. 2-75503).

(d)	(9)	(b)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West International
Growth Fund) dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(10)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West Core
Strategies: U.S. Equity Fund) dated May 17, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(11)
Amended and Restated Sub-Advisory Agreement with Keyridge Asset Management Limited
(formerly known as Irish Life Investment Managers Limited), dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-
75503).

(d)	(12)	(a)
Sub-Advisory Agreement with Lazard Asset Management, LLC (Great-West Emerging Markets
Equity Fund) dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(12)	(b)
Sub-Advisory Agreement with Lazard Asset Management, LLC (Empower Core Strategies:
International Equity & Empower International Growth Funds) dated April 30, 2025 is incorporated by reference to Registrant’s Post-Effective Amendment No. 182 filed on April 25, 2025 (File No. 2-
75503).

(d)	(13)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Multi-Sector Bond Fund
and Great-West Loomis Sayles Small Cap Value Fund) dated December 5, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-
75503).

(d)	(13)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Loomis
Sayles Small Cap Value Fund) dated August 24, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(13)	(c)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Small Cap
Value Fund) dated October 23, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(d)	(14)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Core Strategies: Flexible
Bond Fund and Great-West Core Strategies: U.S. Equity Fund) dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-
75503).

(d)	(14)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Core
Strategies: Flexible Bond Fund, Great-West Core Strategies: U.S. Equity Fund & Great-West Multi-
Sector Bond Fund) dated August 24, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(14)	(c)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Core
Strategies: Flexible Bond Fund, Great-West Core Strategies: U.S. Equity Fund & Great-West Multi-
Sector Bond Fund) dated April 21, 2022 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 177 filed on August 26, 2022 (File No. 2-75503).

(d)	(15)	(a)	Sub-Advisory Agreement with Lord, Abbett & Co. LLC dated July 31, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015 (File No. 2-75503).
(d)	(15)	(b)
Amendment to Sub-Advisory Agreement with Lord, Abbett & Co. LLC dated July 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on August 27,
2021 (File No. 2-75503).

(d)	(16)	(a)	Sub-Advisory Agreement with LSV Asset Management dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2- 75503).
(d)	(16)	(b)
Amendment to Sub-Advisory Agreement with LSV Asset Management dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018
(File No. 2-75503).

(d)	(16)	(c)	Amendment to Sub-Advisory Agreement with LSV Asset Management dated July 1, 2024 is filed herewith.

(d)	(17)	(a)
Sub-Advisory Agreement with Massachusetts Financial Services Company dated December 5,
2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on
April 30, 2014 (File No. 2-75503).

(d)	(17)	(b)
Amendment to Sub-Advisory Agreement with Massachusetts Financial Services Company dated
April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(18)
Sub-Advisory Agreement with Peregrine Capital Management, LLC dated July 29, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28,
2017 (File No. 2-75503).

(d)	(19)
Sub-Advisory Agreement with Putnam Investment Management, LLC (Empower Core Strategies:
U.S. Equity Fund & Empower Large Cap Value Fund) dated January 1, 2024 is incorporated by reference to Registrant’s Post-Effective Amendment No. 179 filed on April 25, 2024 (File No. 2-
75503).

(d)	(20)
Sub-Sub-Advisory Agreement with Putnam Investment Management, LLC and Franklin Advisers,
Inc. (Empower Core Strategies: U.S. Equity Fund & Empower Large Cap Value Fund) dated
September 30, 2024 is incorporated by reference to Registrant’s Post-Effective Amendment No. 182 filed on April 25, 2025 (File No. 2-75503).

(d)	(21)	(a)
Sub-Advisory Agreement with RBC Global Asset Management (UK) Limited dated April 1, 2023 is incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed on April 28,
2023 (File No. 2-75503).

(d)	(21)	(b)
Delegation Consent Letter to the Sub-Advisory Agreement with RBC Global Asset Management
(UK) Limited dated December 13, 2024 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 182 filed on April 25, 2025 (File No. 2-75503).

(d)	(22)	(a)
Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West T. Rowe Price
Equity Income Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-
Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(22)	(b)
Amendment to the Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West T.
Rowe Price Equity Income Fund) dated October 1, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(d)	(22)	(c)
Amendment to Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West Large
Cap Value Fund) dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(22)	(d)
Amendment to Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Empower Large Cap
Value Fund) dated July 1, 2023 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 179 filed on April 25, 2024 (File No. 2-75503).

(d)	(23)	(a)
Sub-Advisory Agreement with T. Rowe Price Investment Management, Inc. and Amendment to
Sub-Advisory Agreement with T. Rowe Price Investment Management, Inc. (Great-West T. Rowe
Price Mid Cap Growth Fund) dated March 7, 2022 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(d)	(23)	(b)
Amendment to Sub-Advisory Agreement with T. Rowe Price Investment Management, Inc.
(Empower T. Rowe Price Mid Cap Growth Fund) dated July 1, 2023 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 179 filed on April 25, 2024 (File No. 2-75503).

(d)	(23)	(c)
Amendment to Sub-Advisory Agreement with T. Rowe Price Investment Management, Inc.
(Empower T. Rowe Price Mid Cap Growth Fund) dated January 1, 2025 is incorporated by reference to Registrant’s Post-Effective Amendment No. 182 filed on April 25, 2025 (File No. 2-
75503).

(d)	(24)
Sub-Advisory Agreement with Victory Capital Management Inc. dated April 1, 2025 is incorporated by reference to Registrant’s Post-Effective Amendment No. 182 filed on April 25,
2025 (File No. 2-75503).

(d)	(25)
Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC dated July 1, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed on April 28,
2023 (File No. 2-75503).

(d)	(26)
Sub-Advisory Agreement with Wellington Management Company, LLP dated April 10, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28,
2017 (File No. 2-75503).

(e)	(1)		Amended and Restated Principal Underwriting Agreement dated April 30, 2026 is filed herewith.
(e)	(2)	(a)
Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF Fund) dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)	(2)	(b)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated May 17, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(e)	(2)	(c)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated September 10, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(e)	(2)	(d)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated April 21, 2020 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(f)			Not Applicable.
(g)	(1)
Amended and Restated Custody Agreement with The Bank of New York Mellon dated July 1, 2015 and Supplement to the Amended and Restated Custody Agreement dated December 11, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29,
2019 (File No. 2-75503).

(g)	(2)
Foreign Custody Manager Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29,
2019 (File No. 2-75503).

(h)	(1)	(a)
Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated
November 2, 2001 is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503).

(h)	(1)	(b)
Global Securities Lending Supplement dated April 29, 2010 and forms of amendments to Securities
Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective
Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(1)	(c)	Supplement to Securities Lending Agreement and Guaranty dated March 6, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2- 75503).
(h)	(2)	(a)
Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. dated April 16, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration
Statement filed on May 1, 2007 (File No. 2-75503).

(h)	(2)	(b)
SEC Rule 22c-2 Amendment to Rule 22c-2 Shareholder Information Agreement dated January 1,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its
Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)	(3)	(a)
Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF Fund) dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(3)	(b)
Amendment to Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF
Fund) dated May 1, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment
No. 133 filed on April 30, 2014 (File No. 2-75503).

(h)	(3)	(c)
Amendment to Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF
Fund) dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment
No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(4)	(a)
Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by
Great-West Life & Annuity Insurance Company dated May 1, 2015 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(h)	(4)	(b)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29,
2016 (File No. 2-75503).

(h)	(4)	(c)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28,
2017 (File No. 2-75503).

(h)	(4)	(d)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29,
2019 (File No. 2-75503).

(h)	(4)	(e)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28,
2020 (File No. 2-75503).

(h)	(4)	(f)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29,
2022 (File No. 2-75503).

(h)	(4)	(g)
Amendment to Expense Limitation Agreement (Empower of America Contract) regarding a fixed interest contract issued by Empower Annuity Insurance Company of America is incorporated by reference to Registrant’s Post-Effective Amendment No. 181 filed on December 11, 2024 (File No.
2-75503).

(h)	(5)		Amended and Restated Expense Limitation Agreement (Core Funds) regarding expense caps dated April 30, 2026 is filed herewith.
(h)	(6)	(a)
Expense Limitation Agreement (Great-West Large Cap Value Fund) regarding an expense cap dated
October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019.

(h)	(6)	(b)
Amendment to Expense Limitation Agreement (Great-West Large Cap Value Fund) regarding an expense cap dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(6)	(c)
Amendment to Expense Limitation Agreement (Great-West Large Cap Value Fund) dated April 30,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on
April 30, 2021 (File No. 2-75503).

(h)	(7)		Investment Advisory Fee Waiver Agreement (Fund of Funds) dated April 30, 2026 is filed herewith.
(h)	(8)	(a)	Shareholder Services Agreement dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(h)	(8)	(b)	Amendment to Shareholder Services Agreement dated April 30, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(h)	(8)	(c)	Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post- Effective Amendment No. 181 filed on December 11, 2024 (File No. 2-75503).
(h)	(9)
Fund of Funds Investment Agreement with American Century Capital Portfolios, Inc. dated
January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(h)	(10)
Fund of Funds Investment Agreement with DFA Investment Dimensions Group Inc. dated
January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(h)	(11)
Fund of Funds Investment Agreement with Fidelity Salem Street Trust dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29,
2022 (File No. 2-75503).

(h)	(12)
Fund of Funds Investment Agreement with Janus Investment Fund dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29,
2022 (File No. 2-75503).

(h)	(13)		Fund of Funds Investment Agreement with Vanguard Funds dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2- 75503).
(i)	(1)
Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. dated March 5, 1982 is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration
Statement filed on February 28, 2000 (File No. 2-75503).

(i)	(2)
Legal Opinion with respect to the Great-West Lifetime Funds dated April 28, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-
75503).

(i)	(3)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced Fund and Great-West
SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Funds dated October 23, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File
No. 2-75503).

(i)	(4)
Legal Opinions with respect to the Great-West SecureFoundation Lifetime 2020, 2030, 2040 and
2050 Funds; Great-West S&P Mid Cap 400® Index Fund and Great-West International Index Fund
dated December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment
No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)	(5)
Legal Opinion with respect to the Class L shares of certain Funds dated December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration
Statement filed on December 30, 2010 (File No. 2-75503).

(i)	(6)
Legal Opinion with respect to the Great-West American Century Growth Fund and Great-West
Putnam Equity Income Fund dated June 7, 2011 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-
75503).

(i)	(7)
Legal Opinion with respect to the Class L shares of certain Funds dated July 15, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration
Statement filed on July 19, 2011 (File No. 2-75503).

(i)	(8)
Legal Opinion with respect to the Class L shares of the Great-West Putnam High Yield Bond Fund dated September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment
No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)	(9)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced ETF Fund dated
October 13, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to
its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(i)	(10)
Legal Opinion with respect to the Great-West Real Estate Index Fund dated October 19, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30,
2012 (File No. 2-75503).

(i)	(11)
Legal Opinion with respect to the Institutional Class shares of certain Funds dated April 23, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30,
2015 (File No. 2-75503).

(i)	(12)
Legal Opinion with respect to the Great-West Small Cap Growth Fund dated August 24, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8,
2015 (File No. 2-75503).

(i)	(13)
Legal Opinion with respect to the Great-West Lifetime 2020, 2030, 2040 and 2050 Funds dated
April 21, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(i)	(14)
Legal Opinion with respect to the Great-West Emerging Markets Equity Fund and Great-
West Inflation-Protected Securities Fund dated January 4, 2018 is incorporated by reference to
Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(i)	(15)
Legal Opinion with respect to the Great-West Core Strategies: Flexible Bond Fund, Great-West
Core Strategies: Inflation-Protected Securities Fund, Great-West Core Strategies: International
Equity Fund, Great-West Core Strategies: Short Duration Bond Fund, and Great-West Core
Strategies: U.S. Equity Fund dated June 25, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(i)	(16)
Legal Opinion with respect to the Investor Class and Class L shares of the Great-West Core
Strategies: Flexible Bond Fund, Great-West Core Strategies: Inflation-Protected Securities Fund,
Great-West Core Strategies: International Equity Fund, Great-West Core Strategies: Short Duration
Bond Fund, and Great-West Core Strategies: U.S. Equity Fund dated August 13, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28,
2018 (File No. 2-75503).

(i)	(17)
Legal Opinion with respect to the Great-West Lifetime 2060 Fund, Great-West Lifetime
Conservative 2060 Fund and Great-West SecureFoundation Lifetime 2060 Fund dated April 18,
2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on
April 29, 2019 (File No. 2-75503).

(i)	(18)	Legal Opinion with respect to the Empower Lifetime 2065 is incorporated by reference to Registrant’s Post-Effective Amendment No. 181 filed on December 11, 2024 (File No. 2-75503).
(j)	(1)	Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm is filed herewith.
(k)		Not Applicable.
(l)		Not Applicable.
(m)	(1)	Service Class Distribution Plan Pursuant to Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 181 filed on December 11, 2024 (File No. 2-75503).
(m)	(2)	Amended and Restated Agreement Pursuant to Distribution Plan (Service Class) dated April 30, 2026 is filed herewith.

(m)	(3)
Class L Distribution and Service Plan Pursuant to Rule 12b-1 dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-
75503).

(m)	(4)	Amended and Restated Agreement Pursuant to Distribution and Service Plan (Class L) dated April 30, 2026 is filed herewith.
(n)	(1)
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Institutional Class, Investor
Class, Investor II Class, Service Class and Class L) is incorporated by reference to Registrant’s
Post-Effective Amendment No. 181 filed on December 11, 2024 (File No. 2-75503).

(o)		Reserved.
(p)	(1)	Code of Ethics for Franklin Advisers, Inc., Franklin Advisory Services, LLC and Putnam Investment Management, LLC is filed herewith.
(p)	(2)	Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 165 filed on August 28, 2019 (File No. 2-75503).
(p)	(3)	Code of Ethics for Hotchkis & Wiley Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(p)	(4)	Code of Ethics for Insight North America, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(5)	Code of Ethics for J.P. Morgan Investment Management Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(p)	(6)
Code of Ethics for Keyridge Asset Management Limited (formerly known as Irish Life Investment
Managers Limited) is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(p)	(7)	Code of Ethics for Lazard Asset Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(8)	Code of Ethics for Loomis, Sayles & Co., L.P. is filed herewith.
(p)	(9)	Code of Ethics for Lord, Abbett & Co. LLC is filed herewith.
(p)	(10)	Code of Ethics for LSV Asset Management is filed herewith.
(p)	(11)	Code of Ethics for Massachusetts Financial Services Company is filed herewith.
(p)	(12)	Code of Ethics for Peregrine Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed on April 28, 2023 (File No. 2-75503).
(p)	(13)	Code of Ethics for RBC Global Asset Management (UK) Limited is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(p)	(14)	Code of Ethics for T. Rowe Price Group, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 178 filed on April 28, 2023 (File No. 2-75503).
(p)	(15)	Code of Ethics for Victory Capital Management Inc. is filed herewith.
(p)	(16)	Code of Ethics for Virtus Fixed Income Advisers, LLC is filed herewith.
(p)	(17)	Code of Ethics for Wellington Management Company, LLP is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).
(p)	(18)	Code of Ethics for Empower Capital Management, LLC, Empower Funds, Inc., and Empower Financial Services, Inc. is filed herewith.
Powers of Attorney for Messrs. Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

Powers of Attorney for Ms. Kourlis and Mr. Salazar are filed herewith.
Item 29.
Persons Controlled by or Under Common Control with the Fund
Not Applicable.
Item 30.
Indemnification
Article VI of the Amended and Restated By-Laws of Empower Funds, Inc. (“Empower Funds”) provides for indemnification of certain persons acting on behalf of the Funds. Each officer, director, employee, or agent of the Empower Funds shall be indemnified by Empower Funds to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to Empower Funds or its security holders to which such person would otherwise be subjected by reason of disabling conduct, consisting of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication on the merits by a court or administrative body that the person seeking indemnification was not liable by reason of such disabling conduct, indemnification shall be conditioned upon (i) the vote of a majority of directors who are neither “interested persons” of Empower Funds (as defined in the Investment Company Act of 1940, as amended) nor parties to the proceeding or, in the event that no quorum of such directors is available or if the quorum of such directors so directs, (ii) the written opinion of independent legal counsel, in either case based upon a review of the facts, determining that the person to be indemnified was not liable by reason of such disabling conduct.
Item 31.
Business and Other Connections of Investment Adviser
The Registrant’s investment adviser is Empower Capital Management, LLC (“ECM”), a subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111. In addition to Empower Funds, ECM provides investment advisory services for various collective investment trusts, stable value funds and unregistered separate accounts of Empower of America. The managers and officers of ECM have held during the past two fiscal years, the following positions of a substantial nature.
Officers of Investment Adviser
Name	Position(s)
Empower Capital Management, LLC
Jonathan Kreider
Executive Vice President & Head of Empower Investments, Empower, Empower of
America and Empower Life & Annuity Insurance Company of New York (“Empower of
NY”); President, Chief Executive Officer & Manager, ECM; Director, President & Chief
Executive Officer, Empower Funds

Jack Brown
Executive Vice President, U.S. Chief Investment Officer & Lead Portfolio Manager,
Empower, Empower of America and Empower of NY; Chief Investment Officer &
Manager, ECM; Senior Vice President, Empower Trust Company, LLC (“ETC”)

Richard Linton
President & Chief Operating Officer, Empower, Empower of America & Empower of NY;
Manager, ECM; Director & Executive Vice President, Empower Financial Services, Inc.
(“EFSI”); President & Chief Executive Officer, Empower Advisory Group, LLC (“EAG”);
President, ETC

Mary Maiers	Vice President, Investment Accounting & Global Middle Office, Empower; Manager, ECM; Vice President, ETC
David McLeod	Executive Vice President & Chief Business Development Officer, Empower & Empower of America; Manager, ECM & EAG; Director, EFSI
Kelly New	Vice President, Fund & CLO Administration, Empower; Chief Financial Officer & Treasurer, ECM and Empower Funds; Vice President & Treasurer CITs, ETC
Ahmed Abdul-Jaleel	Vice President, Compliance Empower Investments, Empower; Chief Compliance Officer, ECM and Empower Funds; Chief Compliance Officer, Registered Separate Accounts, Empower of America & Empower of NY

Officers of Investment Adviser
Name	Position(s)
Ryan Logsdon	Vice President, Deputy General Counsel & Corporate Secretary, Empower, Empower of America & Empower of NY; Vice President & Counsel, ECM; Chief Legal Officer & Secretary, Empower Funds
Lazaro Guzman	Vice President, Investment Consulting, Empower; Vice President, ECM
Darrin Clough	Vice President & Head of Bond Investment/Portfolio Management, Empower; Portfolio Manager, ECM
John Clouthier	Vice President, Fund Accounting & Expenses, Empower; Assistant Treasurer, ECM and Empower Funds; Assistant Vice President & Assistant Treasurer, ETC
Andrew Corwin	Vice President, Investment Products & Research, Empower; Portfolio Manager & Head of Portfolio Construction & Research, ECM
Abhijit Dande	Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM & Empower Funds
Maria Mendelsberg	Vice President, Co-Lead Portfolio Manager, Empower; Portfolio Manager, ECM
Robyn Richards	Head of Corporate Bond Research, Empower; Assistant Portfolio Manager, ECM
Olga Zhivnitskaya	Counsel, Empower & ECM
Palak Patel	Corporate Secretarial & Governance Director, Empower; Secretary, ECM, EAG, EFSI & ETC
Alyssa Melton	Senior Specialist, Corporate Secretarial & Governance, Empower; Assistant Secretary, ECM, EAG, EFSI & ETC
Franklin Advisers, Inc. (“Franklin Advisers”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Franklin Advisers, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Franklin Advisers pursuant to the Advisers Act (SEC File No. 801-26292).
Franklin Advisory Services, LLC (“FAS LLC”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of FAS LLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by FAS LLC pursuant to the Advisers Act (SEC File No. 801-51967).
Goldman Sachs Asset Management, L.P. (“GSAM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of GSAM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by GSAM pursuant to the Advisers Act (SEC File No. 801-37591).
Hotchkis & Wiley Capital Management, LLC (“H&W”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of H&W, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by H&W pursuant to the Advisers Act (SEC File No. 801-60512).
Insight North America, LLC (“Insight”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Insight, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Insight pursuant to the Advisers Act (SEC File No. 801-69964).
J.P. Morgan Investment Management Inc. (“JPMorgan”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of JPMorgan, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by JPMorgan pursuant to the Advisers Act (SEC File No. 801-21011).
Keyridge Asset Management Limited (“Keyridge”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Keyridge, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Keyridge pursuant to the Advisers Act (SEC File No. 801-99365).
Lazard Asset Management LLC (“Lazard”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Loomis Sayles, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Loomis Sayles pursuant to the Advisers Act (SEC File No. 801-170).
Lord, Abbett & Co. LLC (“Lord Abbett”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lord Abbett, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).
LSV Asset Management (“LSV”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of LSV, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by LSV pursuant to the Advisers Act (SEC File No. 801-47689).
Massachusetts Financial Services Company (“MFS”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of MFS, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352).
Peregrine Capital Management, LLC (“Peregrine”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Peregrine, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Peregrine pursuant to the Advisers Act (SEC File No. 801-21400).
Putnam Investment Management, LLC (“Putnam”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Putnam, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Putnam pursuant to the Advisers Act (SEC File No. 801-7974).

RBC Global Asset Management (UK) Limited (“RBC GAM UK”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of RBC GAM UK, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by RBC GAM UK pursuant to the Advisers Act (SEC File No. 801-78436).
T. Rowe Price Associates, Inc. (“TRPA”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of TRPA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by TRPA pursuant to the Advisers Act (SEC File No. 801-856).
T. Rowe Price Investment Management, Inc. (“TRPIM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of TRPIM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by TRPIM pursuant to the Advisers Act (SEC File No. 801-121434).
Victory Capital Management Inc. (“Victory”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Victory, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Victory pursuant to the Advisers Act (SEC File No. 801-46878).
Virtus Fixed Income Advisers, LLC (“VFIA”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of VFIA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by VFIA pursuant to the Advisers Act (SEC File No. 801-68743).
Wellington Management Company LLP (“Wellington”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Wellington, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).
Item 32.
Principal Underwriter
(a) EFSI serves as the principal underwriter for the Registrant. EFSI also serves as distributor or principal underwriter for certain variable contracts issued by Empower of America and Empower of NY through the following separate accounts: FutureFunds Series Account of Empower of America, FutureFunds Series Account II of Empower of America, FutureFunds Series Account II of Empower of NY, Retirement Plan Series Account of Empower of America, Variable Annuity-5 Series Account of Empower of America, Variable Annuity-5 Series Account of Empower of NY, Variable Annuity-8 Series Account of Empower of America and Variable Annuity-8 Series Account of Empower of NY.
(b)
Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Carol Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President & Chief Executive Officer
Hugo Breton	8515 East Orchard Road Greenwood Village, CO 80111	Director
Richard Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
David McLeod	8515 East Orchard Road Greenwood Village, CO 80111	Director
Steven Stillman	8515 East Orchard Road Greenwood Village, CO 80111	Director
Casey Craig	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Joseph Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Robert Ettinger	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President & Treasurer
John Christolini	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
Meredith Cordisco	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Compliance
Stephanie Secor	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Compliance
Stephanie Barres	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
Shannon Cochran	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
Adam Kavan	8515 East Orchard Road Greenwood Village, CO 80111	Assistant General Counsel
Palak Patel	8515 East Orchard Road Greenwood Village, CO 80111	Secretary
Brockett Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Secretary
Alyssa Melton	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Secretary
(c) Compensation received by the principal underwriter during Empower Funds’ last fiscal year ended December 31, 2025:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
Item 33.
Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Empower Funds, 8515 East Orchard Road, Greenwood Village, Colorado 80111; ECM, 8515 East Orchard Road, Greenwood Village, Colorado 80111; The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286; SS&C Global Investor &

Distribution Solutions, Inc., 1055 Broadway Blvd., Kansas City, MO 64105; or with certain registered service providers of Empower Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17 of the Securities and Exchange Act of 1934.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act, Empower Funds certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 30th day of April, 2026.
EMPOWER FUNDS, INC. (Registrant)
By:	/s/ Jonathan Kreider
Jonathan Kreider President & Chief Executive Officer
Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
	Signature	Title	Date
	/s/ Timothy Hudner	Director & Chair	April 30, 2026
Timothy Hudner*
	/s/ James Hillary	Director	April 30, 2026
James Hillary*
	/s/ Rebecca Kourlis	Director	April 30, 2026
Rebecca Kourlis*
	/s/ Steven Lake	Director	April 30, 2026
Steven Lake*
	/s/ Jesus Salazar	Director	April 30, 2026
Jesus Salazar*
	/s/ Jonathan Kreider	Director, President & Chief Executive Officer	April 30, 2026
Jonathan Kreider
	/s/ Kelly New	Chief Financial Officer & Treasurer (Principal Accounting Officer & Principal Financial Officer)	April 30, 2026
Kelly New

*By:	/s/ Ryan Logsdon		April 30, 2026
Ryan Logsdon (Attorney-in-fact)
Powers of Attorney for Messrs. Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
Powers of Attorney for Ms. Kourlis and Mr. Salazar are filed herewith.